EXECUTION COPY







                       DEUTSCHE MORTGAGE SECURITIES, INC.

                                    Depositor

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

                  Master Servicer and Securities Administrator

                                       and

                         BANK ONE, NATIONAL ASSOCIATION

                                     Trustee

                              _____________________

                         POOLING AND SERVICING AGREEMENT

                            Dated as of March 1, 2003

                              _____________________

                                  $431,644,764

                       Mortgage Pass-Through Certificates

                                  Series 2003-1

                                                 TABLE OF CONTENTS


ARTICLE I  DEFINITIONS............................................................................................6


ARTICLE II  CONVEYANCE OF TRUST FUND; ORIGINAL ISSUANCE OF CERTIFICATES..........................................42


   Section 2.1 Conveyance of Trust Fund..........................................................................42


   Section 2.2 Acceptance by Trustee.............................................................................42


   Section 2.3 Repurchase or Substitution of Loans...............................................................42


   Section 2.4  Authentication and Delivery of Certificates; Designation of Certificates as REMIC Regular and
   Residual Interests............................................................................................45


   Section 2.5 Representations and Warranties of the Master Servicer.............................................48


   Section 2.6 Establishment of the Trust........................................................................49


ARTICLE III  ADMINISTRATION AND SERVICING OF THE LOANS; ACCOUNTS.................................................50


   Section 3.1 Master Servicer...................................................................................50


   Section 3.2 REMIC-Related Covenants...........................................................................51


   Section 3.3 Monitoring of Servicers...........................................................................51


   Section 3.4 Fidelity Bond.....................................................................................52


   Section 3.5 Power to Act; Procedures..........................................................................52


   Section 3.6 Due-on-Sale Clauses; Assumption Agreements........................................................53


   Section 3.7 Release of Mortgage Files.........................................................................53


   Section 3.8 Documents, Records and Funds in Possession of Master Servicer To Be Held for Trustee..............54


   Section 3.9 Standard Hazard Insurance and Flood Insurance Policies............................................55


   Section 3.10 Presentment of Claims and Collection of Proceeds.................................................56


   Section 3.11 Maintenance of the Primary Mortgage Insurance Policies...........................................56


   Section 3.12 Trustee to Retain Possession of Certain Insurance Policies and Documents.........................57


   Section 3.13 Realization Upon Defaulted Loans.................................................................57


   Section 3.14 Compensation for the Master Servicer.............................................................57


   Section 3.15 REO Property.....................................................................................57


   Section 3.16 Annual Officer's Certificate as to Compliance....................................................58


   Section 3.17 Annual Independent Accountant's Servicing Report.................................................59


   Section 3.18 Reports Filed with Securities and Exchange Commission............................................59


                                      -i-



   Section 3.19 UCC..............................................................................................60


   Section 3.20 Obligation of the Master Servicer in respect of Compensating Interest............................61


   Section 3.21 Reserved.........................................................................................61


   Section 3.22 Protected Accounts...............................................................................61


   Section 3.23 Master Servicer Collection Account...............................................................62


   Section 3.24 Permitted Withdrawals and Transfers from the Master Servicer Collection Account..................63


   Section 3.25 Distribution Account.............................................................................64


   Section 3.26 Permitted Withdrawals and Transfers from the Distribution Account................................64


ARTICLE IV  PAYMENTS TO CERTIFICATEHOLDERS; ADVANCES;............................................................67


   Section 4.1 Distributions to Certificateholders...............................................................67


   Section 4.2 Allocation of Realized Losses.....................................................................71


   Section 4.3 Statements to Certificateholders..................................................................72


   Section 4.4 Remittance Reports; Advances......................................................................75


   Section 4.5 Compliance with Withholding Requirements..........................................................76


ARTICLE V  THE CERTIFICATES......................................................................................77


   Section 5.1 The Certificates..................................................................................77


   Section 5.2 Certificates Issuable in Classes; Distributions of Principal and Interest; Authorized
   Denominations.................................................................................................83


   Section 5.3 Registration of Transfer and Exchange of Certificates.............................................84


   Section 5.4 Mutilated, Destroyed, Lost or Stolen Certificates.................................................84


   Section 5.5 Persons Deemed Owners.............................................................................85


   Section 5.6 Temporary Certificates............................................................................85


   Section 5.7 Book-Entry for Book-Entry Certificates............................................................85


   Section 5.8 Notices to Clearing Agency........................................................................86


   Section 5.9 Definitive Certificates...........................................................................87


ARTICLE VI  THE DEPOSITOR AND THE MASTER SERVICER................................................................88


   Section 6.1 Liability of the Depositor and the Master Servicer................................................88


   Section 6.2 Merger or Consolidation of the Depositor or the Master Servicer...................................88


   Section 6.3 Limitation on Liability of the Depositor, the Master Servicer, the Servicers, the Securities
   Administrator and Others......................................................................................88


   Section 6.4 Limitation on Resignation of the Master Servicer..................................................89


                                      -ii-



   Section 6.5 Assignment of Master Servicing....................................................................89


   Section 6.6 Rights of the Depositor in Respect of the Master Servicer.........................................90


ARTICLE VII   DEFAULT............................................................................................92


   Section 7.1 Master Servicer Events of Default.................................................................92


   Section 7.2 Trustee to Act; Appointment of Successor..........................................................94


   Section 7.3 Notification to Certificateholders................................................................95


   Section 7.4 Waiver of Master Servicer Events of Default.......................................................95


ARTICLE VIII   CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR...........................................96


   Section 8.1 Duties of Trustee and Securities Administrator....................................................96


   Section 8.2 Certain Matters Affecting Trustee and Securities Administrator....................................97


   Section 8.3 Trustee and Securities Administrator not Liable for Certificates or Loans.........................99


   Section 8.4 Trustee and Securities Administrator May Own Certificates.........................................99


   Section 8.5 Fees and Expenses of Trustee and Securities Administrator.........................................99


   Section 8.6 Eligibility Requirements for Trustee and Securities Administrator................................100


   Section 8.7 Resignation and Removal of Trustee and Securities Administrator..................................100


   Section 8.8 Successor Trustee or Securities Administrator....................................................101


   Section 8.9 Merger or Consolidation of Trustee or Securities Administrator...................................102


   Section 8.10 Appointment of Co-Trustee or Separate Trustee...................................................102


   Section 8.11 Appointment of Office or Agency.................................................................103


   Section 8.12 Representations and Warranties..................................................................103


ARTICLE IX   TERMINATION........................................................................................105


   Section 9.1 Termination Upon Purchase or Liquidation of All Loans............................................105


   Section 9.2 Additional Termination Requirements..............................................................107


ARTICLE X   REMIC PROVISIONS....................................................................................107


   Section 10.1 REMIC Administration............................................................................108


   Section 10.2 Prohibited Transactions and Activities..........................................................110


Section 10.3 Indemnification....................................................................................111


ARTICLE XI   MISCELLANEOUS PROVISIONS...........................................................................112


   Section 11.1 Amendment.......................................................................................112


   Section 11.2 Recordation of Agreement; Counterparts..........................................................113



                                     -iii-


   Section 11.3 Limitation on Rights of Certificateholders......................................................113


   Section 11.4 Governing Law...................................................................................114


   Section 11.5 Notices.........................................................................................114


   Section 11.6 Severability of Provisions......................................................................115


   Section 11.7 Notice to Rating Agencies.......................................................................115


   Section 11.8 Article and Section References..................................................................116


   Section 11.9 Grant of Security Interest......................................................................116


   Section 11.10 Third Party Beneficiaries......................................................................117

EXHIBITS

Exhibit A         -        Forms of Certificates
Exhibit B         -        Form of Residual Certificate
Exhibit C         -        [Reserved]
Exhibit D         -        Schedule of Loans
Exhibit E         -        Form of Regulation S Transfer Certificate
Exhibit F         -        Form of Transferor Certificate for Junior Subordinate Certificates
Exhibit G         -        Form of Transferee's Certificate for Junior Subordinate Certificates
Exhibit H         -        Form of Benefit Plan Affidavit
Exhibit I         -        Form of Transferor Certificate
Exhibit J         -        Form of Transferee Affidavit and Agreement
Exhibit K         -        Form of Additional Matter Incorporated into the Form of the Certificates
Exhibit L         -        Form of Rule 144A Investment Representation

         This Pooling and Servicing Agreement, dated and effective as of March 1, 2003 (this "Agreement"), is executed by and among Deutsche Mortgage Securities, Inc., as depositor (the "Depositor"), Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), and Bank One, National Association, as trustee (the "Trustee"). Capitalized terms used in this Agreement and not otherwise defined have the meanings ascribed to such terms in
Article I hereof.

                              PRELIMINARY STATEMENT

         The Depositor at the Closing Date is the owner of the Loans and the other property being conveyed by it to the Trustee for inclusion in the Trust Fund. On the Closing Date, the Depositor will acquire the Certificates from the Trust Fund as consideration for its transfer to the Trust Fund of the Loans and certain other assets and will be the owner of the Certificates. The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Loans and the issuance to the Depositor of the Certificates representing in the aggregate the entire beneficial ownership of the Trust Fund. All covenants and agreements made by the Depositor, the Master Servicer, the Securities Administrator and the Trustee herein with respect to the Loans and the other property constituting the Trust Fund are for the benefit of the Holders from time to time of the Certificates. The Depositor, the Master Servicer and the Securities Administrator are entering into this Agreement, and the Trustee is accepting the trust created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         The Certificates issued hereunder, other than the Class B-3, Class B-4 and Class B-5 Certificates have been offered for sale pursuant to a Prospectus, dated March 28, 2003, and a Prospectus Supplement, dated March 28, 2003 of the Depositor (together, the "Prospectus"). The Class B-3, Class B-4 and Class B-5 Certificates have been offered for sale pursuant to a Private Placement Memorandum dated March 31, 2003. The Trust Fund created hereunder is intended to be the "Trust" as described in the Prospectus and the Private Placement Memorandum and the Certificates are intended to be the "Certificates" described therein.

         As provided herein, the Trustee shall elect to treat the segregated pool of assets consisting of the Loans and other related assets in the Trust Fund subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets shall be designated as "REMIC I." Component R-1 of the Class R Certificate shall represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, the Uncertificated REMIC I Pass-Through Rate, the initial Uncertificated Principal Balance, and solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the Uncertificated REMIC I Regular Interests. None of the Uncertificated REMIC I Regular Interests will be certificated.

                                  Uncertificated
                                     REMIC I           Initial Uncertificated
         Designation            Pass-Through Rate        Principal Balance       Latest Possible Maturity(1)
         -----------            -----------------        -----------------       ---------------------------
  REMIC I Regular Interest            5.50%                $          826.91           April 25, 2033
          LT-I-SUB
  REMIC I Regular Interest            5.50%                $  297,942,285.11           April 25, 2033
          LT-I-ZZZ
  REMIC I Regular Interest            5.00%                $          165.92           April 25, 2033
          LT-II-SUB
  REMIC I Regular Interest            5.00%                $  133,659,087.41           April 25, 2033
          LT-II-ZZZ
  REMIC I Regular Interest            0.00%                $       42,399.31           April 25, 2033
           LT-I-PO
  REMIC I Regular Interest             (2)                    N/A (3)                  April 25, 2033
           LT-I-IO
  REMIC I Regular Interest             (2)                    N/A (3)                  April 25, 2033
          LT-II-IO

_______________
(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC I Regular Interest.

(2) Calculated in accordance with the definition of "Pool Strip Rate" herein.

(3) The REMIC I Regular Interest LT-I-IO and REMIC I Regular Interest LT-II-IO have no Uncertificated Principal Balance.


         As provided herein, the Trustee shall elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets shall be designated as "REMIC II". Component R-2 of the Class R Certificate shall represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designations, the Uncertificated REMIC II Pass-Through Rate, the initial Uncertificated Principal Balance, and solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the Uncertificated REMIC II Regular Interests. None of the Uncertificated REMIC II Regular Interests will be certificated.

                                   Uncertificated
                                      REMIC II          Initial Uncertificated
          Designation            Pass-Through Rate        Principal Balance        Latest Possible Maturity(1)
          -----------            -----------------        -----------------        ---------------------------
   REMIC II Regular Interest           4.50%               $  162,637,500.00             April 25, 2033
            MT-I-A1
   REMIC II Regular Interest           8.50%               $   54,212,500.00             April 25, 2033
            MT-I-A2
   REMIC II Regular Interest           5.50%               $   11,600,000.00             April 25, 2033
            MT-I-A4
   REMIC II Regular Interest           5.50%               $   17,224,000.00             April 25, 2033
            MT-I-A5
   REMIC II Regular Interest           5.50%               $   14,000,000.00             April 25, 2033
            MT-I-A6
   REMIC II Regular Interest           5.50%               $   28,500,000.00             April 25, 2033
            MT-I-A7
   REMIC II Regular Interest           5.50%               $    1,500,000.00             April 25, 2033
            MT-I-A8
   REMIC II Regular Interest           5.00%               $  132,000,100.00             April 25, 2033
           MT-II-A1
   REMIC II Regular Interest           0.00%               $       42,399.31             April 25, 2033
            MT-I-PO
REMIC II Regular Interest MT-M1     Variable (2)           $    4,749,000.00             April 25, 2033
REMIC II Regular Interest MT-B1     Variable (2)           $    2,158,000.00             April 25, 2033
REMIC II Regular Interest MT-B2     Variable (2)           $    1,079,000.00             April 25, 2033
REMIC II Regular Interest MT-B3     Variable (2)           $      647,000.00             April 25, 2033
REMIC II Regular Interest MT-B4     Variable (2)           $      647,000.00             April 25, 2033
REMIC II Regular Interest MT-B5     Variable (2)           $      648,265.35             April 25, 2033
   REMIC II Regular Interest        Variable (3)               N/A (4)                   April 25, 2033
            MT-I-IO
   REMIC II Regular Interest        Variable (5)               N/A (4)                   April 25, 2033
           MT-II-IO

         ___________________

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Uncertificated REMIC II Regular Interest.

(2) Calculated in accordance with the definition of "Subordinate Interest Rate" herein

(3) The REMIC II Regular Interest MT-I-IO is entitled to 100% of the interest paid on REMIC I Regular Interest LT-I-IO.

(4) The REMIC II Regular Interests MT-I-IO and the REMIC II Regular Interests MT-II-IO have no Uncertificated Principal Balance.

(5) The REMIC II Regular Interest MT-II-IO is entitled to 100% of the interest paid on REMIC I Regular Interest LT-II-IO.

         As provided herein, the Trustee shall elect to treat the segregated pool of assets consisting of the REMIC II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets shall be designated as "REMIC III". Component R-3 of the Class R Certificate shall represent the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designations, the Remittance Rate and initial Class Principal Balance for each Class of Certificates which, together with the Class R-3 Component, constitute the entire beneficial interests in REMIC III. Determined solely for purposes of satisfying Treasury regulation section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each Class of Certificates shall be the first Distribution Date that is two years after the end of the remaining amortization schedule of the Loan in the Mortgage Pool that has, as of the Closing Date, the longest remaining amortization schedule, irrespective of its scheduled maturity:

                                                       INITIAL CLASS PRINCIPAL
                                    REMITTANCE                    OR                    LAST SCHEDULED
             DESIGNATION               RATE                NOTIONAL BALANCE           DISTRIBUTION DATE*
             -----------               ----                ----------------           ------------------
        Class I-A-1                         4.500%     $      162,637,500               April 25, 2033
        Class I-A-2                   Variable (1)     $       54,212,500               April 25, 2033
        Class I-A-3                   Variable (2)     $       54,212,500               April 25, 2033
        Class I-A-4                         5.500%     $       11,600,000               March 25, 2014
        Class I-A-5                         5.500%     $       17,224,000               August 25, 2023
        Class I-A-6                     5.500% (3)     $       14,000,000               April 25, 2033
        Class I-A-7                         5.500%     $       28,500,000               April 25, 2033
        Class I-A-8                         5.500%     $        1,500,000               April 25, 2033
        Class I-A-PO                    0.000% (4)  $              42,399               April 25, 2033
        Class I-A-X                     5.500% (5)  $          31,043,265               April 25, 2033
        Class II-A                          5.000%  $         132,000,000               April 25, 2018
        Class II-A-X                    5.000% (6)  $          15,280,041               April 25, 2018
        Class M                       Variable (7)  $           4,749,000               April 25, 2033
        Class B-1                     Variable (7)  $           2,158,000               April 25, 2033
        Class B-2                     Variable (7)  $           1,079,000               April 25, 2033
        Class B-3                      Variable(7)  $             647,000               April 25, 2033
        Class B-4                      Variable(7)  $             647,000               April 25, 2033


                                      -4-

        Class B-5                      Variable(7)  $             648,265               April 25, 2033
        Class R+                            5.000%  $              100(8)               April 25, 2033

* The Distribution Date in the month after the maturity date for the latest maturing Loan.
+        The Class R Certificate is entitled to receive the Residual
         Distribution Amount.
(1) Interest shall accrue on the Class I-A-2 Certificates at an initial interest rate of 1.780% and after the first Distribution Date at a rate per annum of 0.50% above LIBOR, determined monthly as described herein, subject to a maximum rate of 8.500% and a minimum rate of 0.50%.
(2) Interest shall accrue on the Class I-A-3 Certificates at an initial interest rate of 6.720% and after the first Distribution Date at a rate per annum of 8.000% minus LIBOR, determined monthly as described herein, subject to a maximum rate of 8.000% and a minimum rate of 0.00%. The Class I-A-3 Certificates accrue interest on the Class I-A-3 Notional Amount (as defined herein).
(3) On each Distribution Date prior to the Accretion Termination Date (as defined herein), an amount equal to the Class I-A-6 Accrual Amount will be added to the Class I-A-6 Class Principal Balance and such amount will be distributed as principal to the Class I-A-4 and Class I-A-5 Certificates, in that order, and to other Classes of the Class A Certificates as described herein and will not be distributed as interest to the Class I-A-6 Certificates.
(4) The Class I-A-PO Certificates are not entitled to distributions of interest and shall receive principal only in respect of the Discount Loans.
(5) The Class I-A-X Certificates accrue interest on the Class I-A-X Notional Amount (as defined herein).
(6) The Class II-A-X Certificates accrue interest on the Class II-A-X Notional Amount (as defined herein).
(7) The Remittance Rate will vary from 5.000% to 5.500% per annum. The initial Remittance Rate will be 5.416%.
(8) The Class R Certificate will be comprised of three components, component R-1, which represents the sole residual interest in REMIC I (as defined herein), component R-2, which represents the sole residual interest in REMIC II (as defined herein) and component R-3, which represents the sole residual interest in REMIC III (as defined herein).

                               W I T N E S S E T H
                               -------------------

         In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

         ACCEPTED MASTER SERVICING PRACTICES: With respect to any Loan, as applicable, either (x) those customary mortgage servicing practices of prudent mortgage servicing institutions that master service mortgage loans of the same type and quality as such Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Master Servicer (except in its capacity as successor to a Servicer), or (y) as provided in the applicable Servicing Agreement, to the extent applicable to any Servicer, but in no event below the standard set forth in clause (x).

         ACCOUNT: The Master Servicer Collection Account, the Distribution Account and any Protected Account as the context may require.

         ACCRETION DIRECTED CERTIFICATES: The Class I-A-4 and Class I-A-5 Certificates.

         ACCRETION TERMINATION DATE: The earlier of (i) the Distribution Date following the Distribution Date on which the Class Principal Balance of the Class I-A-5 Certificates is reduced to zero or (ii) the Credit Support Depletion Date.

         ACCRUAL CERTIFICATES:  The Class I-A-6 Certificates.

         ADVANCE: Either (i) a Monthly Advance made by a Servicer as such term is defined in and pursuant to the related Servicing Agreement or (ii) an advance made by the Master Servicer pursuant to Section 4.4.

         ADJUSTABLE RATE CERTIFICATES: The Class I-A-2 and Class I-A-3 Certificates.

         AFFILIATE: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing. The Trustee may obtain and rely on an Officer's Certificate of the Servicer or the Depositor to determine whether any Person is an Affiliate of such party.

         AGGREGATE CERTIFICATE PRINCIPAL BALANCE: At any given time, the sum of the then current Class Principal Balances of all Classes of Certificates.

         AGGREGATE SENIOR PERCENTAGE: With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Balance of the Senior Certificates (other than the Class I-A-PO Certificates) immediately before that Distribution Date, and the denominator of which is the sum of the Scheduled Principal Balances of the Loans as of the Due Date in the month prior to the month of such Distribution Date (exclusive of the Group I Discount Fraction of such Scheduled Principal Balance of each Group I Discount Loan).

         AGGREGATE SUBORDINATE AMOUNT: For any date of determination the excess of the aggregate Scheduled Principal Balance of the Loans over the aggregate Class Principal Balance of the Senior Certificates (other than the Interest Only Certificates) then outstanding.

         AGGREGATE SUBORDINATE PERCENTAGE: With respect to any Distribution Date, 100% minus the Aggregate Senior Percentage for that Distribution Date.

         AGREEMENT: This Pooling and Servicing Agreement and all amendments and supplements hereto.

         ANNIVERSARY: Each anniversary of the Cut-off Date.

         APPRAISED VALUE: The amount set forth in an appraisal made by or for the mortgage originator in connection with its origination of each Loan.

         ASSIGNMENT: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction where the related Mortgaged Property is located to reflect of record the sale and assignment of the Loan to the Trustee, which assignment, notice of transfer or equivalent instrument may, if permitted by law, be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county.

         ASSIGNMENT AGREEMENTS: Shall mean (i) the Assignment, Assumption and Recognition Agreement, dated as of March 31, 2003, among the Seller, the Depositor and National City, pursuant to which the National City Servicing Agreement was assigned to the Depositor and (ii) the Assignment, Assumption and Recognition Agreement, dated as of March 31, 2003, among the Seller, the Depositor and HSBC pursuant to which the HSBC Servicing Agreement was assigned to the Depositor.

         AUTHORIZED DENOMINATION: With respect to the Certificates (other than the Class R Certificate), an initial Certificate Principal Balance equal to $25,000 each and integral multiples of $1 in excess thereof. With respect to the Class R Certificate, one Certificate with a Percentage Interest equal to 100%.

         AVAILABLE DISTRIBUTION AMOUNT: With respect to a Distribution Date, the sum of the following amounts:

         (1) the total amount of all cash in the Distribution Account with respect to such Distribution Date and not previously distributed (including Liquidation Proceeds and Insurance Proceeds), except:

                  (a) all Prepaid Monthly Payments;

                  (b) all Curtailments received after the applicable Prepayment Period;

                  (c) all Payoffs received after the applicable Prepayment
         Period;

                  (d) Insurance Proceeds and Liquidation Proceeds on such Loans received after the applicable Prepayment Period;

                  (e) all amounts which are due and reimbursable to the related Servicer pursuant to the terms of the related Servicing Agreement or to the Master Servicer, the Securities Administrator, the Trustee or the Custodian pursuant to the terms of this Agreement;

                  (f) the Servicing Fee for each such Loan for such Distribution Date and the Master Servicing Fee for each such Loan for such Distribution Date;

                  (g) all investment earnings, if any, on amounts on deposit in the Distribution Account and each Protected Account; and

                  (g) Excess Liquidation Proceeds;

         (2) to the extent advanced by a Servicer and/or the Master Servicer and not previously distributed, the amount of any Advance made by a Servicer and/or the Master Servicer with respect to such Distribution Date relating to such Loans;

         (3) to the extent advanced by the related Servicer and/or the Master Servicer and not previously distributed, any amount payable as Compensating Interest by the related Servicer and/or the Master Servicer on such Distribution Date relating to such Loans; and

         (4) the total amount, to the extent not previously distributed, of all cash received by the Distribution Date by the Trustee or the Master Servicer, in respect of a Purchase Obligation under Section 2.3 or any permitted repurchase of a Loan.

         BANKRUPTCY COVERAGE: As of the Cut-Off Date, $100,000, and thereafter, the initial Bankruptcy Coverage amount of $100,000, less (a) any scheduled or permissible reduction in the amount of Bankruptcy Coverage pursuant to this definition and (b) Bankruptcy Losses allocated to the Certificates. The Bankruptcy Coverage may be reduced upon written confirmation from each Rating Agency that such reduction will not adversely affect the then current ratings assigned to the Senior Certificates and the Subordinate Certificates by each Rating Agency.

         BANKRUPTCY LOSS: A loss on a Group I Loan or Group II Loan, as applicable, as reported by the related Servicer, arising out of (i) a reduction in the scheduled Monthly Payment for such Loan by a court of competent jurisdiction in a case under the United States Bankruptcy Code, other than any such reduction that arises out of clause (ii) of this definition of "Bankruptcy Loss," including, without limitation, any such reduction that results in a permanent forgiveness of principal, or (ii) with respect to any Group I Loan or Group II Loan, as applicable, a valuation, by a court of competent jurisdiction in a case under such Bankruptcy Code, of the related Mortgaged Property in an amount less than the then outstanding Principal Balance of such Loan.

         BENEFICIAL HOLDER: A Person holding a beneficial interest in any Book-Entry Certificate as or through a Depository Participant or an Indirect Depository Participant or a Person holding a beneficial interest in any Definitive Certificate.

         BOOK-ENTRY CERTIFICATES: The Class A Certificates, the Class M Certificates, the Class B-1 Certificates and the Class B-2 Certificates beneficial ownership and transfers of which shall be made through book entries as described in Section 5.7.

         BUSINESS DAY: Any day other than a Saturday, a Sunday, or a day on which banking institutions in Maryland, Minnesota or New York, are authorized or obligated by law or executive order to be closed.

         CERTIFICATE: Any one of the Certificates issued pursuant to this Agreement, executed by the Trustee and authenticated by or on behalf of the Trustee hereunder in substantially one of the forms set forth in Exhibits A and B hereto. The additional matter appearing in Exhibit K shall be deemed incorporated into Exhibits A and B as though set forth at the end of Exhibit A and at the end of Exhibit B, as applicable.

         CERTIFICATE PRINCIPAL BALANCE: For each Certificate of any Class, the portion of the related Class Principal Balance, if any, represented by such Certificate.

         CERTIFICATE REGISTER AND CERTIFICATE REGISTRAR: The register maintained and the registrar appointed, respectively, pursuant to Section 5.3. Initially, the Certificate Registrar shall be Bank One, National Association

         CERTIFICATEHOLDER OR HOLDER: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Master Servicer, the Securities Administrator, the Trustee or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Percentage Interests necessary to effect any such consent has been obtained. The Trustee may conclusively rely upon a certificate of the Depositor, the Seller, the Securities Administrator or the Master Servicer in determining whether a Certificate is held by an Affiliate thereof. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

         CERTIFICATE OWNER: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an Indirect Depository Participant.

         CLASS: All Certificates having the same priority and rights to payments from the Available Distribution Amount, designated as a separate Class, as set forth in the forms of Certificates attached hereto as Exhibits A and B.

         CLASS A CERTIFICATES: The Class I-A-1, I-A-2, I-A-3, I-A-4, I-A-5, I-A-6, I-A-7, I-A-8, I-A-X, I-A-PO, II-A and II-A-X Certificates, collectively, and designated as such on the face thereof in substantially the forms attached hereto as Exhibits A-1 through A-12, respectively.

         CLASS I-A-6 ACCRUAL AMOUNT: For any Distribution Date prior to the Accretion Termination Date, an amount equal to the accrued interest that would otherwise be distributable in respect of the Class I-A-6 Certificates on such Distribution Date and which shall be added to the Class I-A-6 Class Principal Balance.

         CLASS I-A-2 INTEREST RATE: With respect to the initial Interest Accrual Period is 1.780% per annum, and as to any Interest Accrual Period thereafter, shall be a per annum rate equal to LIBOR plus 0.50% (subject to a maximum rate of 8.500% per annum and a minimum rate of 0.500% per annum).

         CLASS I-A-3 INTEREST RATE: With respect to the initial Interest Accrual Period is 6.720% per annum, and as to any Interest Accrual Period thereafter, shall be a per annum rate equal to 8.000% minus LIBOR (subject to a maximum rate of 8.000% per annum and a minimum rate of 0.00% per annum).

         CLASS I-A-3 NOTIONAL AMOUNT: As of the Closing Date approximately $54,212,500, and thereafter, with respect to any Distribution Date, shall be equal to the Class Principal Balance of the Class I-A-2 Certificates.

         CLASS I-A-X NOTIONAL AMOUNT: As of the Closing Date approximately $31,043,265, and with respect to any Distribution Date thereafter, shall equal the aggregate Scheduled Principal Balance of the Group I Premium Loans, as of the Due Date in the month preceding the month of such Distribution Date, multiplied by the following fraction:

          the weighted average of the Net Mortgage Rates of the Group I Premium Loans as of the first day of such month minus 5.500%
          ------------------------------------------------------------
                                     5.500%

         CLASS II-A-X NOTIONAL AMOUNT: As of the Closing Date approximately $15,280,041, and with respect to any Distribution Date thereafter, shall equal the aggregate Scheduled Principal Balance the Group II Premium Loans, as of the Due Date in the month preceding the month of such Distribution Date, multiplied by the following fraction:


         the weighted average of the Net Mortgage Rates of the Group II
          Premium Loans as of the first day of such month minus 5.000%
          ------------------------------------------------------------
                                     5.000%

         CLASS NOTIONAL AMOUNT: With respect to the Class I-A-3, Class I-A-X and Class II-A-X Certificates, the Class I-A-3 Notional Amount, the Class I-A-X Notional Amount and the Class II-A-X Notional Amount, respectively.

         CLASS PRINCIPAL BALANCE: For any Class of Certificates (other than the Interest Only Certificates), the applicable initial Class Principal Balance set forth in the Preliminary Statement hereto, corresponding to the rights of such Class in payments of principal due to be passed through to Certificateholders from principal payments on the Loans, as reduced from time to time by (x) distributions of principal to Certificateholders of such Class and (y) the portion of Realized Losses allocated to the Class Principal Balance of such Class pursuant to Section 4.2 with respect to a given Distribution Date. For any Distribution Date, the reduction of the Class Principal Balance of any Class of Certificates pursuant to Section 4.2 shall be deemed effective prior to the determination and distribution of principal on such Class pursuant to Section 4.1(a). Notwithstanding the foregoing, the Class Principal Balance of the most subordinate Class of Certificates outstanding at any time shall be equal to the aggregate Scheduled Principal Balance of all of the Loans less the Class Principal Balance of all other Classes of Certificates. The Class Principal Balance for the Class I-A-1 Certificates shall be referred to as the "Class I-A-1 Principal Balance", the Class Principal Balance for the Class I-A-2 Certificates shall be referred to as the "Class I-A-2 Principal Balance" and so on. The Class Principal Balances of the Interest Only Certificates shall be zero.

         CLASS R CERTIFICATE: The Certificate designated as "Class R" on the face thereof in substantially the form attached hereto as Exhibit B, that is composed of Components R-1, R-2 and R-3 each of which has been designated as the sole class of "residual interests" in REMIC I, REMIC II and REMIC III, respectively, pursuant to Section 2.4.

         CLASS R CERTIFICATEHOLDER: The registered Holder of the Class R Certificate.

         CLEARING AGENCY: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities and Exchange Act of 1934, as amended, which initially shall be the Depository.

         CLOSING DATE: March 31, 2003.

         CODE: The Internal Revenue Code of 1986, as amended.

         COMPENSATING INTEREST: For any Distribution Date, (i) with respect to the Loans serviced by National City, an amount equal to the aggregate Prepayment Interest Shortfalls and Curtailment Shortfalls for such Loans for such Distribution Date, (ii) with respect to the Loans serviced by HSBC, an amount equal to the lesser of (a) the aggregate Prepayment Interest Shortfalls and Curtailment Shortfalls for such Loans for such Distribution Date and (b) the Servicing Fee payable to HSBC for such Distribution Date and (iii) with respect to the Master Servicer, the amount described in Section 3.20 for such Distribution Date.

         CORPORATE TRUST OFFICE: The principal corporate trust office of the Trustee which office at the date of the execution of this instrument is located at 153 West 51st Street, New York, New York 10019, Attention: Global Corporate Trust Services, Deutsche Mortgage Securities, Inc., Series 2003-1, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Securities Administrator and the Master Servicer.

         CREDIT SUPPORT DEPLETION DATE: The Distribution Date on which the aggregate of the Class Principal Balances of the Subordinate Certificates has been reduced to zero, prior to giving effect to principal distributions thereon and the allocation of Realized Losses on such Distribution Date.

         CURTAILMENT: Any payment of principal on a Loan, made by or on behalf of the related Mortgagor, other than a Monthly Payment, a Prepaid Monthly Payment or a Payoff, which is applied to reduce the outstanding Principal Balance of the Loan.

         CURTAILMENT SHORTFALL: With respect to any Distribution Date and any Curtailment received during the related Prepayment Period, an amount equal to one month's interest on such Curtailment at the applicable Mortgage Interest Rate on such Loan, net of the related Servicing Fee Rate.

         CUSTODIAL AGREEMENT: The Custodial Agreement dated as of March 1, 2003, among the Trustee, Wells Fargo as Custodian, National City and HSBC as such agreement may be amended or supplemented from time to time, or any other custodial agreement entered into after the date hereof with respect to any Loan subject to this Agreement.

         CUSTODIAN: Either Wells Fargo or any other custodian appointed under any custodial agreement entered into after the date of this Agreement.

         CUT-OFF DATE: March 1, 2003; except that with respect to each Substitute Loan, the Cut-Off Date shall be the date of substitution.

         DEFINITIVE CERTIFICATES: As defined in Section 5.7.

         DELETED LOAN: A Loan replaced or to be replaced by a Substitute Loan.

         DENOMINATION: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Principal Balance of this Certificate" or the "Initial Notional Amount of this Certificate" or, if neither, the Percentage Interest appearing on the face thereof.

         DEPOSITOR: Deutsche Mortgage Securities, Inc., a Delaware corporation, or its successor-in-interest.

         DEPOSITORY: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository, for purposes of registering those Certificates that are to be Book-Entry Certificates, is CEDE & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(3) of the Uniform Commercial Code of the State of New York and a Clearing Agency.

         DEPOSITORY AGREEMENT: The Letter of Representations, dated March 31, 2003 by and among the Depository, the Depositor and the Trustee.

         DEPOSITORY PARTICIPANT: A broker, dealer, bank, other financial institution or other Person for whom the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         DETERMINATION DATE: With respect to each Servicer, the day of the month set forth as the Determination Date in the related Servicing Agreement.

         DISCOUNT NET MORTGAGE RATE: For the Group I Loans, 5.50% per annum. For the Group II Loans, 5.00% per annum.

         DISQUALIFIED ORGANIZATION: A "disqualified organization" as defined in
Section 860E(e)(5) of the Code, and, for purposes of Section 5.1 herein, as defined in Section 5.1(b).

         DISTRIBUTION ACCOUNT: The trust account or accounts created and maintained by the Trustee pursuant to Section 3.25 in the name of the Trustee for the benefit of the Certificateholders and designated "Bank One, National Association, in trust for registered holders of Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2003-1". Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement. The Distribution Account must be an Eligible Account.

         DISTRIBUTION ACCOUNT DEPOSIT DATE: The Business Day prior to such Distribution Date.

         DISTRIBUTION DATE: With respect to distributions on the Certificates, the 25th day (or, if such 25th day is not a Business Day, the Business Day immediately succeeding such 25th day) of each month, with the first such date being April 25, 2003. The "related Due Date" for any Distribution Date is the Due Date immediately preceding such Distribution Date.

         DUE DATE: The first day of each calendar month, which is the day on which the Monthly Payment for each Loan is due, exclusive of any days of grace. The "related Due Date" for any Distribution Date is the Due Date immediately preceding such Distribution Date.

         DUE PERIOD: With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

         ELIGIBLE ACCOUNT: Any account or accounts held and established by the Master Servicer or the Trustee in trust for the Certificateholders at any Eligible Institution.

         ELIGIBLE INSTITUTION: An institution having (i) the highest short-term debt rating, and one of the two highest long-term debt ratings of each Rating Agency, (ii) with respect to the Master Servicer Collection Account, an unsecured long-term debt rating of at least one of the two highest unsecured long-term debt ratings of each Rating Agency, or (iii) the approval of each Rating Agency.

         ELIGIBLE INVESTMENTS: Any one or more of the following obligations or securities payable on demand or having a scheduled maturity on or before the Business Day preceding the following Distribution Date (or, with respect to the Distribution Account maintained with the Trustee, having a scheduled maturity on or before the following Distribution Date; provided that, such Eligible Investments shall be managed by, or an obligation of, the institution that maintains the Distribution Account if such Eligible Investments mature on the Distribution Date), regardless of whether any such obligation is issued by the Depositor, the applicable Servicer, the Trustee, the Master Servicer, the Securities Administrator or any of their respective Affiliates and having at the time of purchase, or at such other time as may be specified, the required ratings, if any, provided for in this definition:

                  (a) direct obligations of, or guaranteed as to full and timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided, that such obligations are backed by the full faith and credit of the United States of America;

                  (b) direct obligations of, or guaranteed as to timely payment of principal and interest by, FHLMC, FNMA or the Federal Farm Credit System, provided, that any such obligation, at the time of purchase or contractual commitment providing for the purchase thereof, is qualified by each Rating Agency as an investment of funds backing securities rated "AAA" in the case of S&P and Fitch (the initial rating of the Class A Certificates);

                  (c) demand and time deposits in or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, provided, that the short-term deposit ratings and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institutions in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company) have, in the case of commercial paper, the highest rating available for such securities by each Rating Agency and, in the case of long-term unsecured debt obligations, one of the two highest ratings available for such securities by each Rating Agency, or in each case such lower rating as will not result in the downgrading or withdrawal of the rating or ratings then assigned to any Class of Certificates by any Rating Agency but in no event less than the initial rating of the Senior Certificates;

                  (d) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving one of the two highest long-term debt ratings available for such securities by each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the rating or ratings then assigned to any Class of Certificates by any Rating Agency;

                  (e) commercial or finance company paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated by each Rating Agency in its highest short-term unsecured rating category at the time of such investment or contractual commitment providing for such investment, and is issued by a corporation the outstanding senior long-term debt obligations of which are then rated by each Rating Agency in one of its two highest long-term unsecured rating categories, or such lower rating as will not result in the downgrading or withdrawal of the rating or ratings then assigned to any Class of Certificates by any Rating Agency but in no event less than the initial rating of the Senior Certificates;

                  (f) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation rated in one of the two highest rating levels available to such issuers by each Rating Agency at the time of such investment, provided, that any such agreement must by its terms provide that it is terminable by the purchaser without penalty in the event any such rating is at any time lower than such level;

                  (g) repurchase obligations with respect to any security described in clause (a) or (b) above entered into with a depository institution or trust company (acting as principal) meeting the rating standards described in
(c) above;

                  (h) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof and rated by each Rating Agency in one of its two highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any such corporation will not be Eligible Investments to the extent that investment therein would cause the outstanding principal amount of securities issued by such corporation that are then held as part of the Distribution Account to exceed 20% of the aggregate principal amount of all Eligible Investments then held in the Distribution Account;

                  (i) units of taxable money market funds (including those for which the Trustee, the Master Servicer or any affiliate thereof receives compensation with respect to such investment) which funds have been rated by each Rating Agency rating such fund in its highest rating category or which have been designated in writing by each Rating Agency as Eligible Investments with respect to this definition;

                  (j) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to each Rating Agency as a permitted investment of funds backing securities having ratings equivalent to the initial rating of the Class A Certificates; and

                  (k) such other obligations as are acceptable as Eligible Investments to each Rating Agency;

provided, however, that such instrument continues to qualify as a "cash flow investment" pursuant to Code Section 860G(a)(6) and that no instrument or security shall be an Eligible Investment if (i) such instrument or security evidences a right to receive only interest payments or (ii) the right to receive principal and interest payments derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         EXCESS LIQUIDATION PROCEEDS: With respect to any Distribution Date, the excess, if any, of aggregate Liquidation Proceeds in the applicable Prepayment Period over the amount that would have been received if a Payoff had been made on the last day of such applicable Prepayment Period with respect to each Loan which became a Liquidated Loan during such applicable Prepayment Period.

         EXCESS LOSS: A Special Hazard Loss incurred on a Loan in excess of the Special Hazard Coverage, a Fraud Loss incurred on a Loan in excess of the Fraud Coverage and a Bankruptcy Loss incurred on a Loan in excess of the Bankruptcy Coverage.

         EXCHANGE ACT: The Securities Exchange Act of 1934, as amended.

         FANNIE MAE: Fannie Mae, formerly known as the Federal National Mortgage Association, or any successor thereto.

         FDIC: Federal Deposit Insurance Corporation, or any successor thereto.

         FITCH: Fitch Ratings, provided, that at anytime it is a Rating Agency.

         FRAUD COVERAGE: As of the Cut-Off Date approximately $4,316,448, and thereafter, the Fraud Coverage shall be equal to (1) prior to the fourth Anniversary, an amount equal to 1.00% of the aggregate Principal Balance of the Loans as of the Cut-Off Date minus the aggregate amounts allocated to the Certificates with respect to Fraud Losses on the Loans up to such date of determination and (2) from the fourth to the fifth Anniversary, an amount equal to (a) 0.50% of the aggregate Principal Balance of the Loans as of the Due Date of the calendar month preceding the most recent Anniversary minus (b) the aggregate amounts allocated to the Senior Certificates and the Subordinate Certificates with respect to Fraud Losses on the Loans since the most recent Anniversary up to such date of determination. On and after the fifth Anniversary, the

Fraud Coverage shall be zero. Fraud Coverage may be reduced upon written confirmation from each Rating Agency that such reduction will not adversely affect the then current ratings assigned to the Senior Certificates and the Subordinate Certificates by each Rating Agency.

         FRAUD LOSS: The occurrence of a loss on a Group I Loan or Group II Loan, as applicable, as reported by the related Servicer, arising from any action, event or state of facts with respect to such Loan which, because it involved or arose out of any dishonest, fraudulent, criminal, negligent or knowingly wrongful act, error or omission by the Mortgagor, originator (or assignee thereof) of such Loan, or the related Servicer, would result in an exclusion from, denial of, or defense to coverage which otherwise would be provided by an insurance policy previously issued with respect to such Loan.

         FREDDIE MAC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

         GROUP I AVAILABLE DISTRIBUTION AMOUNT: With respect to a Distribution Date, the sum of the amounts described in the definition of Available Distribution Amount that are related to the Group I Loans.

         GROUP I CROSS PAYMENT TRIGGER DATE: Any Distribution Date prior to the Credit Support Depletion Date on which (i) the Class Principal Balances of the Group II Senior Certificates have been reduced to zero and (ii) either (a) the Aggregate Subordination Percentage is 200% times the Aggregate Subordination Percentage as of the Closing Date, or (b) the mean aggregate Principal Balance of the Loans (including Loans in bankruptcy, foreclosure and REO) which are 60 or more days delinquent for each of the immediately preceding six calendar months is greater than 50% of the Aggregate Subordination Amount for such Distribution Date.

         GROUP I COLLATERAL DEFICIENCY AMOUNT: For any Distribution Date prior to the Credit Support Depletion Date, the amount by which (i) the aggregate Class Principal Balances of the Group I Senior Certificates (other than the Class I-A-3 and I-A-X Certificates) after giving effect to payments of principal (other than the Group I Collateral Deficiency Amount) on that Distribution Date exceeds (ii) the Scheduled Principal Balance of the Group I Loans as of the related Due Date.

         GROUP I DISCOUNT FRACTION: For any Group I Discount Loan, the following fraction:


        5.500% minus the Net Mortgage Rate on such Group I Discount Loan
        ----------------------------------------------------------------
                                     5.500%

         GROUP I DISCOUNT FRACTIONAL PRINCIPAL AMOUNT: On each Distribution Date, the aggregate of the following with respect to each Group I Discount Loan: an amount equal to the product of (a) the related Group I Discount Fraction multiplied by (b) the sum of (i) the amounts described in the definition of Group I Principal Distribution Amount for such Distribution Date allocable to such Group I Discount Loan, (ii) the amounts described in the definition of Group I Principal Prepayment Amount with respect to such Distribution Date allocable to such Group I Discount Loan and (iii) Liquidation Principal with respect to such Distribution Date allocable to such Group I Discount Loan.

         GROUP I DISCOUNT FRACTIONAL PRINCIPAL SHORTFALL: For any Distribution Date prior to the Credit Support Depletion Date, the aggregate of the following with respect to each Group I Discount Loan: an amount equal to the related Group I Discount Fraction of any Realized Loss incurred with respect to such Group I Discount Loan during the related Prepayment Period, other than an Excess Loss.

         GROUP I DISCOUNT LOAN: Each Group I Loans having a Net Mortgage Rate as of the Cut-Off Date of less than 5.500%.

         GROUP I INTEREST SHORTFALL AMOUNT: On any Distribution Date and for the Group I Senior Certificates (other than the Class I-A-PO Certificates), the amount by which the aggregate Interest Distribution Amount payable to the Group I Senior Certificates on such Distribution Date exceeds the Group I Available Distribution Amount.

         GROUP I LOANS: Those Loans having an original term to maturity greater than fifteen (15) years and identified on the Loan Schedule as Group I Loans.

         GROUP I PREMIUM LOAN: Each Group I Loan having a Net Mortgage Rate as of the Cut-Off Date in excess of 5.500% per annum.

         GROUP I PRINCIPAL DISTRIBUTION AMOUNT: On any Distribution Date and for the Group I Loans, the sum with respect to the Group I Loans of (i) the scheduled principal payments on the Group I Loans due on the related Due Date,
(ii) the principal portion of repurchase proceeds received with respect to any Group I Loan which was repurchased by the Depositor pursuant to a Purchase Obligation or as permitted by this Agreement prior to such Distribution Date, and (iii) any other unscheduled payments of principal which were received with respect to any Group I Loan during the applicable Prepayment Period, other than Payoffs, Curtailments and Liquidation Principal.

         GROUP I PRINCIPAL PREPAYMENT AMOUNT: On any Distribution Date and for the Group I Loans, the sum with respect to the Group I Loans of (i) Curtailments received during the related Prepayment Period from the Group I Loans and (ii) Payoffs received during the related Prepayment Period from the Group I Loans.

         GROUP I SENIOR CERTIFICATES: The Class I-A-1, I-A-2, I-A-3, I-A-4, I-A-5, I-A-6, I-A-7, I-A-8, I-A-X and I-A-PO Certificates.

         GROUP I SENIOR LIQUIDATION AMOUNT: For a Distribution Date, the aggregate, for each Group I Loan which became a Liquidated Loan during the related Prepayment Period, of the lesser of: (i) the Group I Senior Percentage of such Loan (exclusive with respect to a Group I

Discount Loan, of the Group I Discount Fraction thereof), and (ii) the Group I Senior Prepayment Percentage of the Liquidation Principal with respect to such Loan (exclusive with respect to a Group I Discount Loan, of the Group I Discount Fraction thereof).

         GROUP I SENIOR PERCENTAGE: As of the Closing Date, approximately 97.22%, and thereafter, with respect to any Distribution Date, the sum of the Class Principal Balances of the Group I Senior Certificates immediately preceding such Distribution Date (other than the Class I-A-PO, Class I-A-3 and Class I-A-X Certificates) divided by aggregate Scheduled Principal Balance of the Group I Loans, reduced by the Group I Discount Fraction of the Scheduled Principal Balance of each Group I Discount Loan, in each case as of the Due Date in the month preceding the month of such Distribution Date.

         GROUP I SENIOR PREPAYMENT PERCENTAGE: (i) On any Distribution Date occurring before the Distribution Date in the month of April 2008, 100%; (ii) on any other Distribution Date on which the Aggregate Senior Percentage for such Distribution Date exceeds the Aggregate Senior Percentage as of the Cut-Off Date, 100%; and (iii) on any other Distribution Date in each of the months of April 2008 and thereafter, 100%, unless:

                  (a) the mean aggregate Principal Balance of the Group I Loans which are 60 or more days delinquent (including loans in foreclosure, bankruptcy and property held by the Trust Fund) for each of the immediately preceding six calendar months is less than or equal to 50% of the Aggregate Subordinate Amount as of such Distribution Date, and

                  (b) cumulative Realized Losses on the Group I Loans allocated to the Subordinate Certificates are less than or equal to the following amounts:

                                                                  PERCENTAGE OF THE AGGREGATE SUBORDINATE
                     DISTRIBUTION DATE OCCURRING IN                   AMOUNT AS OF THE CUT-OFF DATE
                     ------------------------------                   -----------------------------
         April 2008 through March 2009......................                        30%
         April 2009 through March 2010......................                        35%
         April 2010 through March 2011......................                        40%
         April 2011 through March 2012......................                        45%
         April 2012 and thereafter..........................                        50%

                  in which case, the Group I Senior Prepayment Percentage shall be as follows:

          DISTRIBUTION DATE OCCURRING IN                         GROUP I SENIOR PREPAYMENT PERCENTAGE
          ------------------------------                         ------------------------------------
April 2003 through March 2008..................     100%
April 2008 through March 2009..................     Group  I  Senior  Percentage  +  70%  of  Group  I  Subordinate
                                                    Percentage
April 2009 through March 2010..................     Group  I  Senior  Percentage  +  60%  of  Group  I  Subordinate
                                                    Percentage


                                      -19-

April 2010 through March 2011..................     Group  I  Senior  Percentage  +  40%  of  Group  I  Subordinate
                                                    Percentage
April 2011 through March 2012..................     Group  I  Senior  Percentage  +  20%  of  Group  I  Subordinate
                                                    Percentage
April 2012 and thereafter......................     Group I Senior Percentage

         If on any Distribution Date the allocation to the Group I Senior Certificates (other than the Class I-A-PO, Class I-A-3 and Class I-A-X Certificates) of Principal Prepayments in the percentage required would reduce the sum of the Class Principal Balances of the Group I Senior Certificates (other than the Class I-A-PO, Class I-A-3 and Class I-A-X Certificates) below zero, the Group I Senior Prepayment Percentage for such Distribution Date shall be limited to the percentage necessary to reduce such sum to zero. Notwithstanding the foregoing, however, on each Distribution Date, the Class I-A-PO Certificates shall receive the Group I Discount Fraction of all principal payments, including, without limitation, Principal Prepayments, received in respect of each Group I Discount Loan.

         GROUP I SENIOR PRINCIPAL AMOUNT: For any Distribution Date, an amount equal to the sum of (a) the Group I Senior Percentage of the Group I Principal Distribution Amount for such Distribution Date (exclusive of the Group I Discount Fractional Principal Amount for such Distribution Date), (b) the Group I Senior Prepayment Percentage of the Group I Principal Prepayment Amount for such Distribution Date (exclusive of the Group I Discount Fractional Principal Amount for such Distribution Date) and (c) the Group I Senior Liquidation Amount for such Distribution Date.

         GROUP I STEP DOWN PERCENTAGE: For any Distribution Date with respect to the Group I Loans shall be the percentage indicated below:


                     DISTRIBUTION DATE OCCURRING IN                    GROUP I STEP DOWN PERCENTAGE
                     ------------------------------                    ----------------------------
         April 2003 through March 2008......................                        0%
         April 2008 through March 2009......................                        30%
         April 2009 through March 2010......................                        40%
         April 2010 through March 2011......................                        60%
         April 2011 through March 2012......................                        80%
         April 2012 and thereafter..........................                       100%

         GROUP I SUBORDINATE AMOUNT: On any date of determination, the excess of the aggregate Scheduled Principal Balance of the Group I Loans as of such date over the aggregate Certificate Principal Balances of the Group I Senior Certificates then outstanding.

         GROUP I SUBORDINATE PRINCIPAL AMOUNT: With respect to a Distribution Date and the Group I Loans, an amount equal to the sum of:

                  (1) the related Subordinate Percentage of the Group I Principal Distribution Amount (exclusive of the portion thereof attributable to the Group I Discount Fractional Principal Amount);

                  (2) the Subordinate Principal Prepayment Amount related to the Group I Loans; and

                  (3) the Subordinate Liquidation Amount related to the Group I Loans;

                  provided, however, that the Group I Subordinate Principal Amount with respect to the Group I Loans shall be reduced by the amounts required to be distributed to the Principal Only Certificates with respect to the Group I Discount Fractional Principal Shortfall on such Distribution Date. Any reduction in the Subordinate Principal Amount pursuant to the foregoing proviso shall offset the amount calculated pursuant to clause (1), clause (3) and clause (2), in such order of priority.

         GROUP II AVAILABLE DISTRIBUTION AMOUNT: With respect to a Distribution Date, the sum of the amounts described in the definition of Available Distribution Amount that are related to the Group II Loans.

         GROUP II CROSS PAYMENT TRIGGER DATE: Any Distribution Date prior to the Credit Support Depletion Date on which (i) the Class Principal Balances of the Group I Senior Certificates have been reduced to zero and (ii) either (a) the Aggregate Subordination Percentage is 200% times the Aggregate Subordination Percentage as of the Closing Date, or (b) the mean aggregate Principal Balance of the Loans (including Loans in bankruptcy, foreclosure and REO) which are 60 or more days delinquent for each of the immediately preceding six calendar months is greater than 50% of the Aggregate Subordination Amount for such Distribution Date.

         GROUP II COLLATERAL DEFICIENCY AMOUNT: For any Distribution Date prior to the Credit Support Depletion Date, the amount by which (i) the aggregate Class Principal Balances of the Class II-A and Class R certificates after giving effect to payments of principal (other than the Group II Collateral Deficiency Amount) on that Distribution Date exceeds (ii) the Scheduled Principal Balance of the Group II Loans as of the Due Date in the month preceding the month of such Distribution Date.

         GROUP II INTEREST SHORTFALL AMOUNT: On any Distribution Date and for the Group II Senior Certificates, the amount by which the aggregate Interest Distribution Amount payable to the Group II Senior Certificates on such Distribution Date exceeds the Group II Available Distribution Amount.

         GROUP II LOANS: Those Loans having an original term to maturity of less than or equal to fifteen (15) years and identified on the Loan Schedule as Group II Loans.

         GROUP II PREMIUM LOAN: Each Group II Loans having a Net Mortgage Rate as of the Cut-Off Date in excess of 5.000% per annum.

         GROUP II PRINCIPAL DISTRIBUTION AMOUNT: On any Distribution Date and for the Group II Loans, the sum with respect to the Group II Loans of (i) the scheduled principal payments on the Group II Loans due on the related Due Date,
(ii) the principal portion of repurchase proceeds received with respect to any Group II Loan which was repurchased by the Depositor pursuant to a Purchase Obligation or as permitted by this Agreement prior to such Distribution Date, and (iii) any other unscheduled payments of principal which were received with respect to any Group II Loan during the related Prepayment Period, other than Payoffs, Curtailments and Liquidation Principal.

         GROUP II PRINCIPAL PREPAYMENT AMOUNT: On any Distribution Date and for the Group II Loans, the sum with respect to the Group II Loans of (i) Curtailments received during the related Prepayment Period from the Group II Loans and (ii) Payoffs received during the related Prepayment Period from the Group II Loans.

         GROUP II SENIOR CERTIFICATES: The Class II-A, II-A-X and Class R Certificates.

         GROUP II SENIOR LIQUIDATION AMOUNT: For a Distribution Date, the aggregate, for each Group II Loan which became a Liquidated Loan during the related Prepayment Period, of the lesser of: (i) the Group II Senior Percentage of such Loan, and (ii) the Group II Senior Prepayment Percentage of the Liquidation Principal with respect to such Loan.

         GROUP II SENIOR PERCENTAGE: As of the Closing Date, approximately 98.76%, and thereafter, with respect to any Distribution Date, the sum of the Class Principal Balances of the Group II Senior Certificates immediately preceding such Distribution Date (other than the Class II-A-X Certificates) divided by aggregate Scheduled Principal Balance of the Group II Loans as of the Due Date in the month preceding the month of such Distribution Date.

         GROUP II SENIOR PREPAYMENT PERCENTAGE: (i) On any Distribution Date occurring before the Distribution Date in the month of April 2008, 100%; (ii) on any other Distribution Date on which the Aggregate Senior Percentage for such Distribution Date exceeds the Aggregate Senior Percentage as of the Cut-Off Date, 100%; and (iii) on any other Distribution Date in each of the months of April 2008 and thereafter, 100%, unless:

                  (a) the mean aggregate Principal Balance of the Group II Loans which are 60 or more days delinquent (including loans in foreclosure, bankruptcy and property held by the Trust Fund) for each of the immediately preceding six calendar months is less than or equal to 50% of the Aggregate Subordinate Amount as of such Distribution Date, and

                  (b) cumulative Realized Losses on the Group II Loans allocated to the Subordinate Certificates are less than or equal to the following amounts:

                                                                  PERCENTAGE OF THE AGGREGATE SUBORDINATE
                     DISTRIBUTION DATE OCCURRING IN                    AMOUNT AS OF THE CUT-OFF DATE
                     ------------------------------                    -----------------------------


                                      -22-

         April 2008 through March 2009......................                        30%
         April 2009 through March 2010......................                        35%
         April 2010 through March 2011......................                        40%
         April 2011 through March 2012......................                        45%
         April 2012 and thereafter..........................                        50%

                  in which case, the Group II Senior Prepayment Percentage shall be as follows:

          DISTRIBUTION DATE OCCURRING IN                         GROUP II SENIOR PREPAYMENT PERCENTAGE
          ------------------------------                         -------------------------------------
April 2003 through March 2008..................     100%
April 2008 through March 2009..................     Group  II  Senior  Percentage  + 70% of  Group  II  Subordinate
                                                    Percentage
April 2009 through March 2010..................     Group  II  Senior  Percentage  + 60% of  Group  II  Subordinate
                                                    Percentage
April 2010 through March 2011..................     Group  II  Senior  Percentage  + 40% of  Group  II  Subordinate
                                                    Percentage
April 2011 through March 2012..................     Group  II  Senior  Percentage  + 20% of  Group  II  Subordinate
                                                    Percentage
April 2012 and thereafter......................     Group II Senior Percentage

         If on any Distribution Date the allocation to the Group II Senior Certificates (other than the Class II-A-X Certificates) of Principal Prepayments in the percentage required would reduce the sum of the Class Principal Balances of the Group II Senior Certificates (other than the Class II-A-X Certificates) below zero, the Group II Senior Prepayment Percentage for such Distribution Date shall be limited to the percentage necessary to reduce such sum to zero.

         GROUP II SUBORDINATE AMOUNT: On any date of determination, the excess of the aggregate Scheduled Principal Balance of the Group II Loans as of such date over the aggregate Certificate Principal Balances of the Group II Senior Certificates then outstanding.

         GROUP II SENIOR PRINCIPAL AMOUNT: For any Distribution Date, an amount equal to the sum of (a) the Group II Senior Percentage of the Group II Principal Distribution Amount for such Distribution Date, (b) the Group II Senior Prepayment Percentage of the Group II Principal Prepayment Amount for such Distribution Date and (c) the Group II Senior Liquidation Amount for such Distribution Date.

         GROUP II SUBORDINATE PRINCIPAL AMOUNT: With respect to a Distribution Date and the Group II Loans, an amount equal to the sum of:

                  (1) the related Subordinate Percentage of the Group II Principal Distribution Amount;

                  (2) the Subordinate Principal Prepayment Amount related to the Group II Loans; and

                  (3) the Subordinate Liquidation Amount related to the Group II Loans.

         HSBC: HSBC Mortgage Corporation (USA), or any successor thereto.

         HSBC SERVICING AGREEMENT: Shall mean the Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 1, 2002, between the Seller and HSBC, as amended by Amendment Number One, dated as of January 1, 2003 between the Seller and HSBC (as modified pursuant to the related Assignment Agreement).

         INDEPENDENT: When used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, each Servicer and the Master Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, each Servicer or the Master Servicer or any Affiliate of either and (iii) is not connected with the Depositor, each Servicer or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         INDIRECT DEPOSITORY PARTICIPANTS: Entities such as banks, brokers, dealers or trust companies that clear through or maintain a custodial relationship with a Depository Participant, either directly or indirectly.

         INSURANCE PROCEEDS: Proceeds of any title policy, hazard policy or other insurance policy covering a Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the applicable Servicing Agreement.

         INTEREST ACCRUAL PERIOD: With respect to each Distribution Date and all Certificates other than the Class I-A-2, and Class I-A-3 Certificates, the calendar month preceding the month in which the Distribution Date occurs. With respect to each Distribution Date and the Class I-A-2 and Class I-A-3 Certificates, the period from the 25th day of the month before the month in which such Distribution Date occurs through the 24th day of the month in which such Distribution Date occurs.

         INTEREST DISTRIBUTION AMOUNT: On any Distribution Date, for any Class of Certificates (other than the Principal Only Certificates), the amount of interest accrued on such Class during the related Interest Accrual Period which shall be equal to (a) the product of (1) 1/12th of the Remittance Rate for such Class and (2) the Class Principal Balance or Class Notional Amount, as applicable, for such Class before giving effect to allocations of Realized Losses in connection with such Distribution Date or distributions to be made on such Distribution Date, reduced by (b) Uncompensated Interest Shortfall allocated to such Class pursuant to the definition of "Uncompensated Interest Shortfall" and the interest portion of Realized Losses allocated to such Class pursuant to Section 4.2. The Interest Distribution Amount for the Principal Only Certificates on any Distribution Date shall equal zero.

         INTEREST ONLY CERTIFICATES: The Class I-A-3, Class I-A-X and Class II-A-X Certificates.

         JUNIOR SUBORDINATE CERTIFICATES: The Class B-3, B-4 and B-5 Certificates, collectively.

         LIBOR: Means for the initial Interest Accrual Period, 1.28%, and thereafter, the per annum rate determined by the Securities Administrator on the related LIBOR Determination Date on the basis of the offered rate for one-month U.S. dollar deposits, as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such LIBOR Determination Date; provided that if such rate does not appear on Telerate Page 3750, the rate for such date shall be determined on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as of 11:00 a.m. (London time) on such LIBOR Determination Date. In such event, the Securities Administrator shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If on such LIBOR Determination Date, two or more Reference Banks provide such offered quotations, LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16). If on such LIBOR Determination Date, fewer than two Reference Banks provide such offered quotations, LIBOR for the related Interest Accrual Period shall be the higher of
(i) LIBOR as determined on the previous LIBOR Determination Date and (ii) the Reserve Interest Rate. Notwithstanding the foregoing, if, under the priorities described above, LIBOR for an LIBOR Determination Date would be based on LIBOR for the previous LIBOR Determination Date for the third consecutive LIBOR Determination Date, the Securities Administrator shall select an alternative comparable index (over which the Securities Administrator has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party. The establishment of LIBOR and the interest rate on the Adjustable Rate Certificates by the Securities Administrator for the relevant Interest Accrual Period, shall, in the absence of manifest error, be final and binding.

         LIBOR BUSINESS DAY: Means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England or in city of New York, New York are required or authorized by law to be closed.

         LIBOR DETERMINATION DATE: Means for any Distribution Date, the second LIBOR Business Day before the first day of the related Interest Accrual Period.

         LIQUIDATED LOAN: A Loan as to which a Servicer has determined in accordance with its customary servicing practices that all amounts which it expects to recover from or on account of such Loan, whether from Insurance Proceeds, Liquidation Proceeds or otherwise, have been recovered. For purposes of this definition, acquisition of a Mortgaged Property by the Trust Fund shall not constitute final liquidation of the related Loan.

         LIQUIDATION EXPENSES: Reasonable out of pocket expenses incurred by a Servicer in connection with the liquidation of any defaulted Loan or property acquired in respect thereof, including, without limitation, legal fees and expenses, any unreimbursed amount expended by such Servicer pursuant to the related Servicing Agreement respecting the related Loan and any unreimbursed expenditures for real property taxes or for property restoration or preservation relating to the Mortgaged Property that secured such Loan.

         LIQUIDATION PRINCIPAL: With respect to a Distribution Date, the principal portion of Liquidation Proceeds received with respect to each Loan which became a Liquidated Loan (but not in excess of the Principal Balance thereof) during the related Prepayment Period.

         LIQUIDATION PROCEEDS: The amount (other than Insurance Proceeds or amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the applicable Servicer pursuant to the related Servicing Agreement or the Master Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a defaulted Loan through a trustee's sale, foreclosure sale or otherwise, or (iii) the repurchase, substitution or sale of a Loan or an REO Property pursuant to or as contemplated by Section 2.3 or Section 9.1.

         LOAN DOCUMENTS: The documents evidencing or relating to each Loan delivered to the Custodian under the Custodial Agreement on behalf of the Trustee.

         LOAN GROUP: Either the Group I Loans or the Group II Loans, as applicable.

         LOAN SCHEDULE: The schedule, as amended from time to time, of Loans, separately identifying the Group I Loans and the Group II Loans, attached hereto as Exhibit D, which shall set forth as to each Loan the following, among other things:

                  (i) the loan number of the Loan and name of the related Mortgagor;

                  (ii) the street address of the Mortgaged Property including city, state and zip code;

                  (iii)    the Mortgage Interest Rate as of the Cut-Off Date;

                  (iv) the original term and maturity date of the related Mortgage Note;

                  (v)      the original Principal Balance;

                  (vi)     the first payment date;

                  (vii)    the Monthly Payment in effect as of the Cut-Off Date;

                  (viii)   the date of the last paid installment of interest;

                  (ix) the unpaid Principal Balance as of the close of business on the Cut-Off Date;

                  (x)      the Loan-to-Value ratio at origination;

                  (xi) the type of property and the Original Value of the Mortgaged Property;

                  (xii) whether a primary mortgage insurance policy is in effect as of the Cut-Off Date;

                  (xiii)   the nature of occupancy at origination.

         LOANS: The Mortgages and the related Mortgage Notes, each transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as part of the Trust Fund, as so identified in the Loan Schedule. Each of the Loans is referred to individually in this Agreement as a "Loan".

         LOAN-TO-VALUE RATIO: The original principal amount of a Loan divided by the Original Value; however, references to "current Loan-to-Value Ratio" shall mean the then current Principal Balance of a Loan divided by the Original Value.

         LOCKOUT PERCENTAGE: For any Distribution Date, shall equal (i) the sum of (x) the Class I-A-7 Class Principal Balance and (y) the Class I-A-8 Class Principal Balance; divided by (ii) the aggregate Scheduled Principal Balance of the Group I Loans as of the related Due Date (exclusive of the applicable Group I Discount Fraction of such Scheduled Principal Balance of each Discount Loan).

         LOCKOUT PRINCIPAL AMOUNT: For any Distribution Date shall equal the product of (i) the Lockout Percentage; (ii) the Group I Step Down Percentage; and (iii) the sum of (A) the Group I Principal Distribution Amount for such Distribution Date (exclusive of the portion thereof attributable to the Group I Discount Fractional Principal Amount); (B) the Group I Principal Prepayment Amount for such Distribution Date (exclusive of the portion thereof attributable to the Group I Discount Fractional Principal Amount); and (C) the Liquidation Principal with respect to the Group I Loans for such Distribution Date (exclusive of the portion thereof attributable to the Group I Discount Fractional Principal Amount).

         MASTER SERVICER: As of the Closing Date, Wells Fargo Bank Minnesota, National Association and thereafter, its respective successors in interest who meet the qualifications of this Agreement. The Master Servicer and the Securities Administrator shall at all times be the same Person.

         MASTER SERVICER COLLECTION ACCOUNT: The account or accounts created and maintained, or caused to be created and maintained, by the Master Servicer pursuant to Section 3.23, which shall be denominated "Bank One, National Association, as Trustee f/b/o holders of Deutsche Mortgage Securities Inc. Mortgage Loan Trust, Series 2003-1 - Master Servicer Collection Account". The Collection Account must be an Eligible Account.

         MASTER SERVICER EVENT OF DEFAULT: One or more of the events described in Section 7.1 hereof.

         MASTER SERVICING FEE RATE: 0.004% per annum.

         MASTER SERVICING FEE: As to each Loan and any Distribution Date, an amount equal to one twelfth of the product of the Master Servicing Fee Rate multiplied by the Scheduled Principal Balance of such Loan as of the Due Date in the month preceding the month of such Distribution Date.

         MONTHLY PAYMENT: The scheduled payment of principal and interest on a Loan which is due on any Due Date for such Loan after giving effect to any reduction in the amount of interest collectible from any Mortgagor pursuant to the Relief Act.

         MORTGAGE: The mortgage, deed of trust or other instrument creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

         MORTGAGE FILE: The Loan Documents pertaining to a particular Loan.

         MORTGAGE INTEREST RATE: For any Loan, the per annum rate at which interest accrues on such Loan pursuant to the terms of the related Mortgage Note without regard to any reduction thereof as a result of the Relief Act.

         MORTGAGE LOAN PURCHASE AGREEMENT: The Mortgage Loan Purchase Agreement dated as of March 31, 2003, between the Depositor and the Seller.

         MORTGAGE NOTE: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Loan.

         MORTGAGE POOL: All of the Loans.

         MORTGAGED PROPERTY: With respect to any Loan, the real property, together with improvements thereto, securing the indebtedness of the Mortgagor under the related Loan.

         MORTGAGOR: The obligor on a Mortgage Note.

         NATIONAL CITY: National City Mortgage Co., or any successor thereto.

         NATIONAL CITY SERVICING AGREEMENT: The Master Seller's Warranties and Servicing Agreement, dated as of October 1, 2002 between the Seller and National City as amended by Amendment Number One dated as of October 1, 2002 between the Seller and National City (as modified pursuant to the related Assignment Agreement).

         NET MORTGAGE RATE: For each Loan and for any date of determination, a per annum rate equal to the Mortgage Interest Rate for such Loan less the Servicing Fee Rate and the Master Servicing Fee Rate.

         NONRECOVERABLE ADVANCE: With respect to any Loan, any Advance or Servicing Advance which the related Servicer shall have determined to be a Nonrecoverable Advance as defined in and pursuant to the related Servicing Agreement or which the Master Servicer shall have determined to be nonrecoverable pursuant to Section 4.4, respectively, and which was, or is proposed to be, made by such Servicer or the Master Servicer.

         NON-U.S. PERSON: A Person that is not a U.S. Person.

         OFFICER'S CERTIFICATE: With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice-President, however denominated, of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities), and delivered to the Trustee.

         OPINION OF COUNSEL: A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor, a Servicer, the Securities Administrator or the Master Servicer, acceptable to the Trustee, except that any opinion of counsel relating to (a) the qualification of any REMIC as a REMIC or
(b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

         ORIGINAL VALUE: With respect to any Loan other than a Loan originated for the purpose of refinancing an existing mortgage debt, the lesser of (a) the Appraised Value (if any) of the Mortgaged Property at the time the Loan was originated or (b) the purchase price paid for the Mortgaged Property by the Mortgagor. With respect to a Loan originated for the purpose of refinancing existing mortgage debt, the Original Value shall be equal to the lesser of (a) the Appraised Value of the Mortgaged Property at the time the Loan was originated or (b) the appraised value at the time the refinanced mortgage debt was incurred.

         OTS: The Office of Thrift Supervision, or any successor thereto.

         OWNERSHIP INTEREST: As defined in Section 5.1(b)

         PASS-THROUGH ENTITY: As defined in Section 5.1(b)

         PAYOFF: Any payment of principal on a Loan by a Mortgagor equal to the entire outstanding Principal Balance of such Loan, if received in advance of the last scheduled Due Date for such Loan and is not accompanied by scheduled interest due on any date or dates in any month or months subsequent to the month of such payment-in-full.

         PERCENTAGE INTEREST: (a) With respect to the right of each Certificateholder of a particular Class in the distributions allocated to such Class, "Percentage Interest" shall mean the percentage undivided beneficial ownership interest evidenced by such Certificate of such Class, which percentage shall equal:

                  (i) with respect to any Regular Interest Certificate (other than the Interest Only Certificates), its Certificate Principal Balance divided by the applicable Class Principal Balance;

                  (ii) with respect to the Interest Only Certificates, the portion of the respective Class Notional Amount evidenced by such Certificate divided by the respective Class Notional Balance; and

                  (iii) with respect to the Class R Certificate, the percentage set forth on the face of such Certificate.

         (b) With respect to the rights of each Certificate in connection with Sections 5.9, 7.4 and 11.1, "Percentage Interest" shall mean the percentage undivided beneficial interest evidenced by such Certificate in the Trust Fund, which for purposes of such rights only shall equal:

                  (i) with respect to any Certificate (other than the Interest Only Certificates), the product of (x) 98.00% and (y) the percentage calculated by dividing its Certificate Principal Balance by the Aggregate Certificate Principal Balance; provided, however, that the product in (x) above shall be increased by one percent (1%) upon each retirement of an Interest Only Certificate;

                  (ii) with respect to each Interest Only Certificate, one percent (1%) of such Certificate Percentage Interest as calculated by paragraph (a)(ii) of this definition; and

                  (iii) with respect to the Class R Certificate, zero.

         PERMITTED TRANSFEREE: With respect to the holding or ownership of any Residual Certificate, any Person other than (i) the United States, a State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government or International Organization, or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Code Section 521) which is exempt from the taxes imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v) any electing large partnership under Section 775 of the Code, (vi) any Person from whom the Trustee or the Certificate Registrar has not received an affidavit to the effect that it is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Code, and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the transfer of an Ownership Interest in a Residual Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation shall not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the Freddie Mac, a majority of its board of directors is not selected by such governmental unit.

         PERSON: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         PLAN: As defined in Section 5.1(d).

         POOL STRIP RATE: With respect to each Group I Premium Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over
(b) the Discount Net Mortgage Rate (but not less than 0.00%) for the Group I Premium Loans. With respect to each Group II Premium Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) for the Group II Premium Loans.

         PREPAID MONTHLY PAYMENT: Any Monthly Payment received prior to its scheduled Due Date, which is intended to be applied to a Loan on its scheduled Due Date and held in the related Protected Account until the related Servicer Remittance Date following its scheduled Due Date.

         PREPAYMENT INTEREST SHORTFALL: For any Distribution Date and any Loan on which a Payoff was made by a Mortgagor during the related Prepayment Period, an amount equal to one month's interest at the applicable Net Mortgage Rate on such Loan less the amount of interest actually paid by the Mortgagor with respect to such Payoff.

         PREPAYMENT PERIOD: For any Distribution Date, the calendar month immediately preceding such Distribution Date.

         PRINCIPAL BALANCE: For any Loan and at the time of any determination, the principal balance of such Loan remaining to be paid at the close of business on the Cut-Off Date, after deduction of all principal payments due on or before the Cut-Off Date whether or not paid, reduced by the principal portion of all amounts received with respect to such Loan after the Cut-off Date and distributed or to be distributed to Certificateholders through the Distribution Date in the month of such determination. In the case of a Substitute Loan, "Principal Balance" shall mean, at the time of any determination, the principal balance of such Substitute Loan transferred to the Trust Fund on the related Cut-off Date, reduced by the principal portion of all amounts received with respect to such Loan after such Cut-off Date and distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination.

         PRINCIPAL ONLY CERTIFICATES: The Class I-A-PO Certificates.

         PRINCIPAL PREPAYMENT: Any payment of principal on a Loan which constitutes a Payoff or a Curtailment.

         PRO RATA ALLOCATION: With respect to (i) the allocation of the principal portion of certain losses relating to a Group I Loan to the Group I Senior Certificates (other than Class I-A-3 Certificates and Class I-A-X Certificates) and, if applicable, to the Subordinate Certificates, pro rata, according to their respective Class Principal Balances and Subordination Balances on such date of allocation, except that, in the case of the Accrual Certificates, the Class Principal Balance of the Accrual Certificate shall be the Class Principal Balance on the Closing Date, if lower, in reduction thereof;
(ii) the allocation of the interest portion of certain losses relating to a Group I Loan to the Group I Senior Certificates (other than the Class I-A-PO Certificates), and, if applicable, the Subordinate Certificates, pro rata, first according to the Interest Distribution Amounts due to such Classes on such date of allocation in reduction thereof and then, pro rata, according to their respective Class Principal Balances or Subordination Balances on such date of allocation in reduction thereof, except that, in the case of the Accrual Certificates, the Class Principal Balance of the Accrual Certificates shall be the Class Principal Balance on the Closing Date, if lower; (iii) the allocation of the principal portion of certain losses relating to a Group II Loan to the Group II Senior Certificates (other than the Class II-A-X Certificates) and, if applicable, the Subordinate Certificates, pro rata according to their respective Class Principal Balances and Subordination Balances on such date of allocation in reduction thereof; and (iv) the allocation of the interest portion of certain losses relating to a Group II Loan to the Group II Senior Certificates and, if applicable, the Subordinate Certificates, pro rata, first according to the Interest Distribution Amounts due to such Classes on such date of allocation in reduction thereof and then, pro rata, according to their respective Class Principal Balances and Subordination Balances on such date of allocation in reduction thereof.

         PROTECTED ACCOUNT: An account or accounts established and maintained for the benefit of the Certificateholders by each Servicer with respect to the related Loans and with respect to REO Property pursuant to the applicable Servicing Agreement.

         PURCHASE OBLIGATION: An obligation of the Depositor to repurchase Loans under the circumstances and in the manner provided in Section 2.3.

         PURCHASE PRICE: With respect to any Loan to be purchased pursuant to a Purchase Obligation, or any Loan to be purchased or repurchased relating to an REO Property, and as confirmed by an Officers' Certificate from the Master Servicer to the Trustee, an amount equal to the sum of (i) 100% of the Principal Balance thereof as of the date of purchase (or such other price as provided in Section 9.1), (ii) in the case of (x) a Loan, accrued interest on such Principal Balance at the applicable Net Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an Advance by the applicable Servicer or the Master Servicer, which payment or Advance had as of the date of purchase been distributed pursuant to Section 4.1, through the end of the calendar month in which the purchase is to be effected and (y) an REO Property, the sum of (1) accrued interest on such Principal Balance at the applicable Net Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an Advance by the applicable Servicer or the Master Servicer through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, net of the total of all net rental income, Insurance Proceeds, Liquidation Proceeds and Advances that as of the date of purchase had been distributed as or to cover REO Imputed Interest in accordance with the applicable Servicing Agreement, (iii) any unreimbursed Servicing Advances and Advances (including Nonrecoverable Advances) and any unpaid Servicing Fees or Master Servicing Fees allocable to such Loan or REO Property and (iv) in the case of a Loan required to be purchased pursuant to Section 2.3, expenses reasonably incurred or to be incurred by the Master Servicer, the Servicers or the Trustee in respect of the breach or defect giving rise to a Purchase Obligation.

         RATING AGENCY: Initially, each of S&P and Fitch; thereafter, each nationally recognized statistical rating organization that has rated the Certificates at the request of the Depositor, or their respective successors in interest.

         RATINGS: As of any date of determination, the ratings, if any, of the Certificates as assigned by each Rating Agency.

         REALIZED LOSS: For any Distribution Date and any Loan which became a Liquidated Loan during the related Prepayment Period, the sum of (i) the principal balance of such Loan remaining outstanding (after all recoveries of principal have been applied thereto) and the principal portion of Nonrecoverable Advances actually reimbursed with respect to such Loan (the amount described in this clause (i) shall be the principal portion of such Realized Loss), and (ii) the accrued interest on such Loan remaining unpaid and the interest portion of Nonrecoverable Advances actually reimbursed with respect to such Loan (the amount described in this clause (ii) shall be the interest portion of such Realized Loss). For any Distribution Date and any Loan which is not a Liquidated Loan, the amount of any Bankruptcy Loss incurred with respect to such Loan as of the related Due Date shall be treated as a Realized Loss allocable to principal.

         RECORD DATE: With respect to each Distribution Date and each Certificate other than the Adjustable Rate Certificates, the last Business Day of the month immediately preceding the month of the related Distribution Date. With respect to each Distribution Date and the Adjustable Rate Certificates, for so long as the Adjustable Rate Certificates are Book-Entry Certificates, the Business Day immediately preceding such Distribution Date.

         REFERENCE BANKS: Bankers Trust Company, Barclay's Bank PLC, The Tokyo Mitsubishi Bank and National Westminster Bank PLC and their successors in interest; provided, however, that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Securities Administrator which are engaged in transactions in Eurodollar deposits in the International Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Depositor or any Affiliate thereof and (iii) which have been designated as such by the Securities Administrator.

         REGULAR INTEREST CERTIFICATES: The Certificates, other than the Class R Certificate.

         RELIEF ACT: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         RELIEF ACT INTEREST SHORTFALL: With respect to any Distribution Date and a Loan, any reduction in the amount of interest collectible on such Loan for the most recently ended calendar month immediately preceding such Distribution Date as a result of the application of the Relief Act.

         REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC I: The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, consisting of: (i) such Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof; (ii) any REO Property, together with all collections thereon and proceeds thereof;
(iii) the Trustee's rights with respect to the Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof; (iv) the Depositor's rights under the Mortgage Loan Purchase Agreement and the Assignment Agreements (including any security interest created thereby);
(v) the Master Servicer Collection Account and the Distribution Account, and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto. Notwithstanding the foregoing, however, REMIC I specifically excludes all payments and other collections of principal and interest due on the Loans on or before the Cut-off Date.

         REMIC I REGULAR INTERESTS: The regular interests in REMIC I as described in Section 2.4 of this Agreement.

         REMIC I SUBORDINATE BALANCE RATIO: The ratio between the principal balances of each of the REMIC I Regular Interests ending with the designation "SUB," equal to the ratio of: (1) the Group I Subordinate Amount, to the (2) Group II Subordinate Amount.

         REMIC II: The pool of assets consisting of the REMIC I Regular Interests and all payments of principal or interest on or with respect to the REMIC I Regular Interests after the Cut-Off Date.

         REMIC III: The pool of assets consisting of the REMIC II Regular Interests and all payments of principal or interest on or with respect to the REMIC II Regular Interests after the Cut Off Date.

         REMIC PROVISIONS: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

         REMITTANCE RATE: For each Class of interest bearing Certificates (other than the Class I-A-2, Class I-A-3 and Subordinate Certificates), the per annum rate set forth as the Remittance Rate for such Class in the Preliminary Statement hereto. The "Remittance Rate" for the Class I-A-2 Certificates shall be the Class I-A-2 Interest Rate. The "Remittance Rate" for the Class I-A-3 Certificates shall be the Class I-A-3 Interest Rate. The "Remittance Rate" for the Subordinate Certificates shall be the Subordinate Interest Rate.

         REMITTANCE REPORT: A report by the Securities Administrator pursuant to
Section 4.3.

         REO DISPOSITION: The sale or other disposition of an REO Property on behalf of REMIC I.

         REO IMPUTED INTEREST: As to any REO Property, for any calendar month during which such REO Property was at any time part of REMIC I, one month's interest at the applicable Net Mortgage Rate on the Scheduled Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Loan, if appropriate) as of the close of business on the Distribution Date in such calendar month.

         REO PROPERTY: A Mortgaged Property, title to which has been acquired by the Servicer on behalf of the Trust Fund through foreclosure, deed in lieu of foreclosure or otherwise.

         RESERVE INTEREST RATE: With respect to any LIBOR Determination Date, the rate per annum that the Securities Administrator determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rates which New York City banks selected by the Securities Administrator are quoting on the relevant LIBOR Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Securities Administrator can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which New York City banks selected by the Securities Administrator are quoting on such LIBOR Determination Date to leading European banks.

         RESIDUAL CERTIFICATE: The Class R Certificate, which is being issued in a single class. Components R-1, R-2 and R-3 of the Class R Certificate are hereby each designated the sole Class of "residual interests" in REMIC I, REMIC II and REMIC III, respectively, for purposes of Section 860G(a)(2) of the Code.

         RESIDUAL DISTRIBUTION AMOUNT: On any Distribution Date, any portion of the Available Distribution Amount remaining after all distributions to the Certificates pursuant to [Section 4.1(a)(I) (1) through (8) or 4.1(a) (II) (1) through (4)] as applicable for such Distribution Date. (Upon termination of the obligations created by this Agreement and the Trust Fund created hereby, the amounts which remain on deposit in the Distribution Account after payment to the Certificateholders of the amounts set forth in Section 9.1 of this Agreement, and subject to the conditions set forth therein.)

         RESPONSIBLE OFFICER: When used with respect to the Trustee, the Master Servicer or the Securities Administrator, the Chairman or Vice-Chairman of the Board of Directors or Trustees, the Chairman or Vice-Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice-President, any Assistant Vice-President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller, any Assistant Controller or any other officer customarily performing functions similar to those performed by any of the above-designated officers and in each case having direct responsibility for the administration of this Agreement, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Depositor or any other Person, the Chairman or Vice-Chairman of the Board of Directors, the Chairman or Vice-Chairman of any executive committee of the Board of Directors, the President, any Vice-President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, or any other officer of the Depositor customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         S&P: Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. provided, that at any time it is a Rating Agency.

         SCHEDULED PRINCIPAL BALANCE: With respect to any Loan and a Due Date, the unpaid principal balance of such Loan as specified in the amortization schedule (before any adjustment to such schedule by reason of bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) for such Due Date, after giving effect to any previously applied Curtailments, the payment of principal on such Due Date and any reduction of the principal balance of such Loan by a bankruptcy court, irrespective of any delinquency in payment by the related Mortgagor.

         SECURITIES ACT: The Securities Act of 1933, as amended.

         SECURITIES ADMINISTRATOR: As of the Closing Date, Wells Fargo Bank Minnesota, National Association and thereafter, its respective successors in interest who meet the qualifications of this Agreement. The Securities Administrator and the Master Servicer shall at all times be the same Person.

         SELLER: Deutsche Bank AG New York Branch, or its successor in interest, in its capacity as seller under the Mortgage Loan Purchase Agreement and in its capacity as assignor under the Assignment Agreements.

         SENIOR CERTIFICATES: The Group I Senior Certificates and the Group II Senor Certificates, collectively.

         SENIOR SUBORDINATE CERTIFICATES: The Class M, B-1 and B-2 Certificates, collectively.

         SERVICER: Either National City or HSBC, as applicable, or any successor appointed under the applicable Servicing Agreement.

         SERVICER REMITTANCE DATE: With respect to each Distribution Date shall mean (i) with respect to National City, the 18th day of the calendar month in which such Distribution Date occurs or, if such 18th day is not a Business Day, the Business Day immediately following such 18th day and (ii) with respect to HSBC, the 18th day of the calendar month in which such Distribution Date occurs or, if such 18th day is not a Business Day, the Business Day immediately preceding such 18th day.

         SERVICING ADVANCES: The reasonable "out-of-pocket" costs and expenses incurred by the applicable Servicer in connection with a default, delinquency or other unanticipated event by the applicable Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, in respect of a particular Loan and (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property. No Servicer shall be required to make any Servicing Advance in respect of a Loan or REO Property that, in the good faith business judgment of such Servicer, would not be ultimately recoverable from related Insurance Proceeds or Liquidation Proceeds on such Loan or REO Property as provided herein.

         SERVICING AGREEMENT: The National City Servicing Agreement or the HSBC Servicing Agreement.

         SERVICING FEE: With respect to each Loan and for any Distribution Date, an amount equal to one twelfth of the product of the Servicing Fee Rate multiplied by the Scheduled Principal Balance of such Loan as of the Due Date in the month preceding the month of such Distribution Date. The Servicing Fee is payable solely from collections of interest on the Loans or as otherwise provided in the related Servicing Agreement.

         SERVICING FEE RATE: 0.25% per annum.

         SERVICING OFFICER: Any individual involved in, or responsible for, the administration and servicing of the Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee on the Closing Date by each Servicer and the Master Servicer, as such lists may from time to time be amended.

         SPECIAL HAZARD COVERAGE: As of the Cut-Off Date approximately $4,316,448, and thereafter on each anniversary of the Cut-Off Date, the Special Hazard Coverage shall be reduced, but not increased, to an amount equal to the lesser of (1) the greatest of (a) the aggregate Principal Balance of the Loans located in the single California zip code area containing the largest aggregate Principal Balance of the Loans, (b) 1.00% of the aggregate unpaid Principal Balance of the Loans and (c) twice the unpaid Principal Balance of the largest single Loan, in each case calculated as of the Due Date in the immediately preceding month, and (2) the initial Special Hazard Coverage amount of $4,341,113 as reduced by the Special Hazard Losses with respect to the Loans allocated to the Certificates since the Cut-Off Date. Special Hazard Coverage may be reduced upon written confirmation from each Rating Agency that such reduction will not adversely affect the then current ratings assigned to the Senior Certificates and the Subordinate Certificates by each Rating Agency.

         SPECIAL HAZARD LOSS: The occurrence of any direct physical loss or damage to a Mortgaged Property, as reported by the related Servicer, not covered by a standard hazard maintenance policy with extended coverage which is caused by or results from any cause except: (i) fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, vandalism, aircraft, vehicles, smoke, sprinkler leakage, except to the extent of that portion of the loss which was uninsured because of the application of a co-insurance clause of any insurance policy covering these perils; (ii) normal wear and tear, gradual deterioration, inherent vice or inadequate maintenance of all or part thereof;
(iii) errors in design, faulty workmanship or materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss; (iv) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by this definition of Special Hazard Loss; (v) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (a) by any government or sovereign power (dejure or defacto), or by an authority maintaining or using military, naval or air forces, (b) by military, naval or air forces, or (c) by an agent of any such government, power, authority or forces; (vi) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; (vii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such occurrence; or (viii) seizure or destruction under quarantine or customs regulations, or confiscation by order of any government or public authority.

         STARTUP DAY: With respect to each Trust REMIC, the day designated as such pursuant to Section 10.1(b) hereof.

         SUBORDINATE AMOUNT: The Group I Subordinate Amount or the Group II Subordinate Amount, as the context requires.

         SUBORDINATE CERTIFICATES: The Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, collectively, and designated as such on the face thereof in substantially the form attached hereto as Exhibits A-13 through A-18, respectively and for purposes of this Agreement, the "order of seniority" from highest to lowest of such certificates shall be the order designated in the beginning of this definition.

         SUBORDINATE INTEREST RATE: For any Distribution Date, the interest rate as determined by the following formula:

                  (5.500% multiplied by the Group I Subordinate
                        Amount on such Distribution Date
                                        +
                  5.000% multiplied by the Group II Subordinate
                        Amount on such Distribution Date)
                        ---------------------------------

           the Aggregate Subordinate Amount for such Distribution Date


         SUBORDINATE LIQUIDATION AMOUNT: For a Distribution Date and a Loan Group, the aggregate of, for each Loan in such Loan Group which became a Liquidated Loan during the related Prepayment Period, the lesser of: (i) the related Subordinate Percentage of such Loan (exclusive with respect to a Group I Discount Loan, of the Group I Discount Fraction thereof), and (ii) the related Subordinate Prepayment Percentage of the Liquidation Principal with respect to such Loan (exclusive with respect to a Group I Discount Loan, of the Group I Discount Fraction thereof).

         SUBORDINATE PERCENTAGE: As of the Closing Date approximately 2.78% with respect to the Group I Loans and approximately 1.24% with respect to the Group II Loans, and thereafter, with respect to any Distribution Date and a Loan Group, the excess of 100% over the related Group I Senior Percentage or Group II Senior Percentage, as applicable, for such date.

         SUBORDINATE PREPAYMENT PERCENTAGE: As of the Closing Date, approximately 0% with respect to the Group I Loans and approximately 0% with respect to the Group II Loans, and thereafter, with respect to any Distribution Date and a Loan Group, the excess of 100% over the Group I Senior Prepayment Percentage or Group II Senior Prepayment Percentage, as applicable.

         SUBORDINATE PRINCIPAL AMOUNT: With respect to a Distribution Date, the sum of the Group I Subordinate Principal Amount and the Group II Subordinate Principal Amount.

         SUBORDINATE PRINCIPAL PREPAYMENT AMOUNT: For any Distribution Date and
(i) the Group I Loans, the related Subordinate Prepayment Percentage of the Group I Principal Prepayment Amount for such Distribution Date (exclusive of the portion thereof attributable to the Group I Discount Fractional Principal Amount) and (ii) the Group II Loans, the Subordinate Prepayment Percentage of the Group II Principal Prepayment Amount for such Distribution Date.

         SUBORDINATION BALANCE: For a Class of Subordinate Certificates on any Distribution Date and with respect to a Loan Group, the product of (i) the excess, if any, of the Scheduled Principal Balances of the Group I Loans or Group II Loans, as applicable, on the related Due Date over the aggregate outstanding Class Principal Balances of the Group I Senior Certificates or Group II Senior Certificates, as applicable (after giving effect to any reductions thereof on such Distribution Date) and (ii) a fraction, the numerator of which is the Class Principal Balance of such Subordinate Certificate immediately prior to such Distribution Date and the denominator of which is the aggregate of the Class Principal Balances of the Subordinate Certificates immediately prior to such Distribution Date.

         SUBORDINATION LEVEL: On any specified date and any Class of Subordinate Certificates, the percentage obtained by dividing: (1) the sum of the Class Principal Balances of all Classes of Certificates which are subordinate in right of payment to such Class as of such date, before giving effect to distributions or allocations of Realized Losses on such date; by (2) the sum of the Class Principal Balances of all Classes of Certificates as of such date, before giving effect to distributions or allocations of Realized Losses on such date.

         SUBSTITUTE LOAN: A mortgage loan substituted for a Deleted Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the Scheduled Principal Balance of the Deleted Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Interest Rate not less than (and not more than one percentage point in excess of) the

Mortgage Interest Rate of the Deleted Loan, (iii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Loan, (iv) have the same Due Date as the Due Date on the Deleted Loan,
(v) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Loan as of such date, (vi) have a risk grading at least equal to the risk grading assigned on the Deleted Loan,
(vii) is a "qualified mortgage" as defined in the REMIC Provisions and (vii) conform to each representation and warranty set forth in Section 6 of the Mortgage Loan Purchase Agreement applicable to the Deleted Loan. In the event that one or more mortgage loans are substituted for one or more Deleted Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Interest Rates described in clause
(ii) hereof shall be determined on the basis of weighted average Mortgage Interest Rates, the terms described in clause (iii) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratios described in clause (v) hereof shall be satisfied as to each such mortgage loan, the risk gradings described in clause (vi) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (vii) hereof must be satisfied as to each Substitute Loan or in the aggregate, as the case may be. In the event that the Deleted Loan is a Discount Loan, the Substitute Loan(s) shall be deemed to be a Discount Loan(s) regardless of the Net Mortgage Rate thereof.

         TAX MATTERS PERSON: The Holder of the Class R Certificate issued hereunder or any Permitted Transferee of such Class R Certificateholder shall be the initial "tax matters person" for REMIC I, REMIC II and REMIC III within the meaning of Section 6231(a)(7) of the Code. For tax years commencing after any transfer of the Class R Certificate, the holder of the greatest Percentage Interest in the Class R Certificate at year end shall be designated as the Tax Matters Person with respect to that year. If the Tax Matters Person becomes a Disqualified Organization, the last preceding Holder of such Authorized Denomination of the Class R Certificate that is not a Disqualified Organization shall be Tax Matters Person pursuant to Section 5.1(c). If any Person is appointed as tax matters person by the Internal Revenue Service pursuant to the Code, such Person shall be Tax Matters Person.

         TERMINATION PRICE: As defined in Section 9.1.

         TERMINATOR: As defined in Section 9.1.

         TRANSFER: As defined in Section 5.1(b).

         TRANSFEREE: As defined in Section 5.1(b).

         TRANSFEREE AFFIDAVIT AND AGREEMENT: As defined in Section 5.1(c)(i)(B).

         TRUST FUND: Collectively, all of the assets of REMIC I, REMIC II and REMIC III, and any amounts on deposit therein and any proceeds thereof.

         TRUSTEE: Bank One, National Association, a national banking association, or its successor in interest, or any successor trustee appointed as herein provided.

         UNCOLLECTED INTEREST: With respect to any Distribution Date and a Loan Group, the sum of (i) the aggregate Prepayment Interest Shortfalls with respect to the Loans in such Loan Group for such Distribution Date and (ii) the aggregate Curtailment Shortfalls with respect to the Loans in such Loan Group for such Distribution Date.

         UNCOMPENSATED INTEREST SHORTFALL: For any Distribution Date and a Loan Group, the excess, if any, of (i) the sum of (a) the related Uncollected Interest for such Distribution Date, and (b) any shortfall in interest collections for the Loans in such Loan Group in the calendar month immediately preceding such Distribution Date resulting from a Relief Act Interest Shortfall over (ii) the aggregate Compensating Interest paid by the Servicers and the Master Servicer with respect to the Loans in such Loan Group for such Distribution Date, which excess shall be allocated to each Class of related Certificates, pro rata, according to the amount of interest accrued thereon in reduction thereof.

         UNDERWRITER: Deutsche Bank Securities Inc.

         UNINSURED CAUSE: Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.9.

         U.S. PERSON: A citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations) or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more such U.S. Persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part 1 of subchapter J of chapter 1 of the Code), and which was treated as a U.S. Person on August 20, 1996 may elect to continue to be treated as a U.S. Person notwithstanding the previous sentence.

         WELLS FARGO: Wells Fargo Bank Minnesota, National Association, or any successor thereto.

                                   ARTICLE II
                            CONVEYANCE OF TRUST FUND;
                        ORIGINAL ISSUANCE OF CERTIFICATES

         SECTION 2.1 CONVEYANCE OF TRUST Fund. The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee, on behalf of the Trust, without recourse, for the benefit of the Certificateholders, all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to the Loans identified on the Loan Schedule, the rights of the Depositor under the Mortgage Loan Purchase Agreement and the Assignment Agreements (including, without limitation the right to enforce the obligations of the other parties thereto thereunder), and all other assets included or to be included in REMIC I. Such assignment includes all interest and principal received by the Depositor or the applicable Servicer on or with respect to the Loans (other than payments of principal and interest due on such Loans on or before the Cut-off Date). The Depositor herewith delivers to the Trustee executed copies of the Mortgage Loan Purchase Agreement, the Servicing Agreements and Assignment Agreements.

                  In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with the Custodian pursuant to the Custodial Agreement the documents with respect to each Loan as described under Section 2 of the Custodial Agreement (the " Loan Documents"). In connection with such delivery and as further described in the Custodial Agreement, the Custodian will be required to review such Loan Documents and deliver to the Trustee, the Depositor, the Master Servicer and the Seller certifications (in the forms attached to the Custodial Agreement) with respect to such review with exceptions noted thereon. In addition, the Depositor under the Custodial Agreement will have to cure certain defects with respect to the Loan Documents for the related Loans after the delivery thereof by the Depositor to the Custodian as more particularly set forth therein.

         SECTION 2.2 ACCEPTANCE BY Trustee. The Trustee acknowledges receipt, subject to the provisions of Section 2.1 hereof and Section 2 of the Custodial Agreement, of the Loan Documents and all other assets included in the definition of "REMIC I" under clauses (i), (iii), (iv) and (v) (to the extent of amounts deposited into the Distribution Account) and declares that it holds (or the Custodian on its behalf holds) and will hold such documents and the other documents delivered to it constituting a Loan Document, and that it holds (or the Custodian on its behalf holds) or will hold all such assets and such other assets included in the definition of "REMIC I" in trust for the exclusive use and benefit of all present and future Certificateholders.

         SECTION 2.3 REPURCHASE OR SUBSTITUTION OF LOANS.

                  (a) Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File or of a breach by the Seller of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement in respect of any Loan that materially and adversely affects the value of such Loan or the interest therein of the Certificateholders, the Trustee shall promptly notify the Seller of such defect, missing document or breach and request that the Seller deliver such missing document, cure such defect or breach within 60 days from the date the Seller was notified of such missing document, defect or breach, and if the Seller does not deliver such missing document or cure such defect or breach in all material respects during such period, the Trustee shall enforce the obligations of the Seller under the Mortgage Loan Purchase Agreement to repurchase such Loan from REMIC I at the Purchase Price within 90 days after the date on which the Seller was notified of such missing document, defect or breach, if and to the extent that the Seller is obligated to do so under the Mortgage Loan Purchase Agreement. The Purchase Price for the repurchased Loan shall be deposited in the Master Servicer Collection Account and the Trustee, upon receipt of written certification from the Master Servicer of such deposit and receipt by the Custodian of a properly completed request for release for such Loan in the form of Exhibit 3 to the Custodial Agreement, shall release or cause the Custodian to release to the Seller the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as the Seller shall furnish to it and as shall be necessary to vest in the Seller any Loan released pursuant hereto, and the Trustee shall not have any further responsibility with regard to such Mortgage File. In lieu of repurchasing any such Loan as provided above, if so provided in the Mortgage Loan Purchase Agreement, the Seller may cause such Loan to be removed from REMIC I (in which case it shall become a Deleted Loan) and substitute one or more Substitute Loans in the manner and subject to the limitations set forth in Section 2.3(b). It is understood and agreed that the obligation of the Seller to cure or to repurchase (or to substitute for) any Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such omission, defect or breach available to the Trustee and the Certificateholders.

                  (b) Any substitution of Substitute Loans for Deleted Loans made pursuant to Section 2.3(a) must be effected prior to the date which is two years after the Startup Day for REMIC I.

                  As to any Deleted Loan for which the Seller, substitutes a Substitute Loan or Loans, such substitution shall be effected by the Seller delivering to the Trustee or the Custodian on behalf of the Trustee, for such Substitute Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2 of the Custodial Agreement, as applicable, together with an Officers' Certificate providing that each such Substitute Loan satisfies the definition thereof and specifying the Substitution Shortfall Amount (as described below), if any, in connection with such substitution. The Custodian on behalf of the Trustee shall acknowledge receipt of such Substitute Loan or Loans and, within ten Business Days thereafter, review such documents and deliver to the Depositor, the Trustee and the Master Servicer, with respect to such Substitute Loan or Loans, an initial certification pursuant to the Custodial Agreement, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Custodian on behalf of the Trustee shall deliver to the Depositor, the Trustee and the Master Servicer a final certification pursuant to the Custodial Agreement with respect to such Substitute Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Substitute

Loans in the month of substitution are not part of REMIC I and shall be retained by the Seller. For the month of substitution, distributions to Certificateholders shall reflect the Monthly Payment due on such Deleted Loan on or before the Due Date in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Loan. The Depositor shall give or cause to be given written notice to the Certificateholders that such substitution has taken place, shall amend the Loan Schedule to reflect the removal of such Deleted Loan from the terms of this Agreement and the substitution of the Substitute Loan or Loans and shall deliver a copy of such amended Loan Schedule to the Trustee and the Master Servicer. Upon such substitution, such Substitute Loan or Loans shall constitute part of the Trust Fund and shall be subject in all respects to the terms of this Agreement and the Mortgage Loan Purchase Agreement including all applicable representations and warranties thereof included herein or in the Mortgage Loan Purchase Agreement.

                  For any month in which the Seller substitutes one or more Substitute Loans for one or more Deleted Loans, the Master Servicer shall determine the amount (the "Substitution Shortfall Amount"), if any, by which the aggregate Purchase Price of all such Deleted Loans exceeds the aggregate of, as to each such Substitute Loan, the Scheduled Principal Balance thereof as of the Due Date in the month of substitution, together with one month's interest on such Scheduled Principal Balance at the applicable Net Mortgage Rate, plus all outstanding Advances and Servicing Advances (including Nonrecoverable Advances) related thereto. On the date of such substitution, the Seller shall deliver or cause to be delivered to the Master Servicer for deposit in the Master Servicer Collection Account an amount equal to the Substitution Shortfall Amount, if any, and the Trustee or the Custodian on behalf of the Trustee, upon receipt of the related Substitute Loan or Loans and certification by the Master Servicer of such deposit and receipt by the Custodian of a properly completed request for release for such Loan in the form of Exhibit 3 to the Custodial Agreement, shall release to the Seller the related Mortgage File or Files and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as the Seller shall deliver to it and as shall be necessary to vest therein any Deleted Loan released pursuant hereto.

                  In addition, the Seller shall obtain at its own expense and deliver to the Trustee an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on any Trust REMIC, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code, or (b) any Trust REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

                  (c) Upon discovery by the Depositor, the Seller, the Master Servicer or the Trustee that any Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, the Seller shall repurchase or, substitute one or more Substitute Loans for the affected Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Loan. Such repurchase or substitution shall be made by (i) the Seller if the affected Loan's status as a non-qualified mortgage is or results from a breach of any representation, warranty or covenant made by the Seller under the Mortgage Loan Purchase Agreement or (ii) the Depositor, if the affected Loan's status as a non-qualified mortgage is a breach of no representation or warranty. Any such repurchase or substitution shall be made in the same manner as set forth in
Section 2.3(a). The Trustee shall reconvey to the Seller the Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Loan repurchased for breach of a representation or warranty.

                  (d) Within 90 days of the earlier of discovery by the Master Servicer or receipt of notice by the Master Servicer of the breach of any representation, warranty or covenant of the Master Servicer set forth in Section
2.5 which materially and adversely affects the interests of the Certificateholders in any Loan, the Master Servicer shall cure such breach in all material respects.

         SECTION 2.4 AUTHENTICATION AND DELIVERY OF CERTIFICATES; DESIGNATION OF CERTIFICATES AS REMIC REGULAR AND RESIDUAL INTERESTS.

                  (a) The Trustee acknowledges the transfer to the extent provided herein and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has caused to be authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, Certificates evidencing the entire ownership of the Trust Fund.

                  (b) This Agreement shall be construed so as to carry out the intention of the parties that each of REMIC I, REMIC II, and REMIC III be treated as a REMIC at all times prior to the date on which the Trust Fund is terminated. The "regular interests" (within the meaning of Section 860G(a)(1) of the Code) in REMIC III shall consist of the Class A Certificates and the Subordinate Certificates. The "residual interest" (within the meaning of Section 860G(a)(2) of the Code) in REMIC III shall consist of Component R-3 of the Class R Certificate. The "regular interests" (within the meaning of Section 860G(a)(1) of the Code) of REMIC II shall consist of Class I-A-1 Regular Interest, the Class I-A-2 Regular Interest, the Class I-A-4 Regular Interest, the Class I-A-5 Regular Interest, the Class I-A-6 Regular Interest, the Class I-A-7 Regular Interest, the Class I-A-8 Regular Interest, the Class I-A-PO Regular Interest, the Class I-A-X Regular Interest, Class II-A-1 Regular Interest, the Class II-A-X Regular Interest, the Class M Regular Interest, the Class B-1 Regular Interest, the Class B-2 Regular Interest, the Class B-3 Regular Interest, the Class B-4 Regular Interest and the Class B-5 Regular Interest. The "residual interest" (within the meaning of Section 860(G)(a)(2) of the Code) of REMIC II shall consist of Component R-2 of the Class R Certificate. The "regular interests" (within the meaning of Section 860G(a)(1) of the Code) of REMIC I shall consist of LT-I-SUB Regular Interest, the LT-I-IO Regular Interest, the LT-I-ZZZ Regular Interest, the LT-II-SUB Regular Interest, the LT-II-IO Regular Interest, the LT-II-ZZZ Regular Interest. The "residual interest" (within the meaning of Section 860(G)(a)(2) of the Code) of REMIC I shall consist of Component R-1 of the Class R Certificate.

                  (c) All payments with respect to each of the Class I-A-1, Class I-A-2, Class I-A 4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-PO, Class I-A-X, Class II-A-X, Class II-A, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates shall each be considered to have been made solely from the Regular Interest of REMIC II having the same designation. All principal payments with respect to each such Class of Certificates (other than the Class I-A-3, Class I-A-X and Class IIBA-X Certificates) shall be considered to have been made solely from the principal payments of the corresponding Regular Interests of REMIC II, and the Class Principal Balance of each such Class of Certificate (other than the Class I-A-3, Class I-A-X and II-A-X Certificates ) shall be equal at all times to the principal balance of each such corresponding Regular Interest of REMIC II. All interest payments with respect to the Class I-A-3 Certificates shall be considered to have been made solely from the interest payments of the Class MT-I-A2 Regular Interest of REMIC II. All interest payments with respect to the Class I-A-X and Class II-A-X Certificates shall be considered to have been made solely from the interest payments of the REMIC II Regular Interest MT-I-IO and REMIC II Regular interest MT-II-IO, respectively.

                  The interest rate of each REMIC II Regular Interest MT-I-A4, MT-I-A5, MT-I-A6, MT-I-A7 and MT-I-A8 shall be 5.50%. The interest rate of REMIC II Regular Interest MT-I-A1 shall be 4.50%. The interest rate of REMIC II Regular Interest MT-I-A2 shall be 8.50%. The interest rate of REMIC II Regular Interest MT-II-A1 shall be 5.00%. The interest rate of each REMIC II Regular Interest MT-M1, MT-B1, MT-B2, MT-B3, MT-B4 and MT-B5 shall be calculated in accordance with the definition "Subordinate Interest Rate" herein and shall initially equal 5.416%. The interest rate of each REMIC II Regular Interest MT-I-IO and MT-II-IO shall be entitled to interest on the Premium Loans to the extent the Net Mortgage Rate of such Premium Loans in Group I and Group II exceeds 5.50% and 5.00% respectively per annum. The interest rate of REMIC II Regular Interest MT-I-PO shall not bear interest, but shall receive principal only in respect of the Loans.

                  (d) Distributions shall be deemed to be made to the REMIC I Regular Interests first, so as to keep the principal balance of each REMIC I Regular Interest ending with the designation "SUB," so that the principal balance of each such REMIC I Regular Interest is equal to 0.01% of the Group II Subordinate Amount or Group I Subordinate Amount, as the case may be (except that if on any Distribution Date the Subordinate Amount for any Group of Loans is greater than the Subordinate Amount for such Group of Loans on the preceding Distribution Date, the least amount of principal shall be distributed to the REMIC I Regular Interest LT-I-SUB and the REMIC I Regular Interest LT-II-SUB necessary to maintain the ratio of the principal amount of the REMIC I Regular Interest LT-I-SUB to the principal amount of the REMIC I Regular Interest LT-II-SUB being equal to the REMIC I Subordinate Balance Ratio); and second, any remaining principal (provided that a portion of the remaining principal equal to the Group I Discount Fractional Principal Amount will be distributed to the REMIC I Regular Interest LT-I-PO) shall be distributed to the REMIC I Regular Interest LT-I-ZZZ and REMIC I Regular Interest LT-II-ZZZ, respectively. Realized Losses shall be applied after all distributions have been made on each Distribution Date first, so as to keep the principal balance of each REMIC I Regular Interest ending with the designation "SUB," so that the principal balance of each such REMIC I Regular Interest is equal to 0.01% of the Group I Subordinate Amount or Group II Subordinate Amount, as the case may be (except that if on any Distribution Date the Subordinate Amount for any Group of Loans is greater than the Subordinate Amount for such Group of Loans on the preceding Distribution Date, the least amount of Realized Losses shall be applied to the REMIC I Regular Interest LT-I-SUB and the REMIC I Regular Interest LT-II-SUB necessary to maintain the ratio of the principal amount of the REMIC I Regular Interest LT-I-SUB to the principal amount of the REMIC I Regular Interest LT-II-SUB being equal to the REMIC I Subordinate Balance Ratio); and second, the remaining Realized Losses shall be allocated to the REMIC I Regular Interest LT-I-ZZZ and LT-II-ZZZ, as applicable (except that if a Realized Loss is recognized with respect to a Group I Discount Loan, the applicable Group I Discount Fraction of such Realized Loss will be allocated to the LT-I-PO Regular Interest).

                  (e) All interest payments with respect to REMIC II Regular Interest MT-I-IO shall be considered to have been made solely from the interest payments of the REMIC I Regular Interest LT-I-IO. All interest payments with respect to REMIC II Regular Interest MT-II-IO shall be considered to have been made solely from the interest payments of the REMIC I Regular Interest LT-II-IO.

                  (f) All payments with respect to REMIC II Regular Interests MT-I-A1, MT-I-A2, MT- I-A4, MT-I-A5, MT-I-A6, MT-I-A7, MT-I-A8, MT-II-A1, MT-M1, MT-B1, MT-B2, MT-B3, MT-B4 and MT-B5 shall be considered to have been made from REMIC I Regular Interests LT-I-SUB, LT-II-SUB, LT-I-ZZZ and LT-II-ZZZ in accordance with each such REMIC I Regular Interest's Uncertificated Principal Balance and Uncertificated REMIC II Pass-Through Rate. All payments on REMIC II Regular Interests MT-I-A1, MT-I-A2, MT-I-A4, MT-I-A5, MT-I-A6, MT-I-A7, MT-I-A8, MT-II-A1, MT-M1, MT-B1, MT-B2, MT-B3, MT-B4 and MT-B5 shall be made in accordance with the Certificate Distribution Amount for the Certificates with the same designation.

                  (g) Distributions on REMIC I Regular Interests LT-I-IO shall be made from the Group I Premium Loans so that such REMIC I Regular Interest receives interest in excess of 5.50% of such Loans. Distributions on REMIC I Regular Interests LT-II-IO shall be made from the Group II Premium Loans so that such REMIC I Regular Interest receives interest in excess of 5.00% of such Loans. REMIC I Regular Interest LT-I-PO shall receive a portion of the principal received on the Group I Discount Loans equal to the Group I Discount Fraction multiplied by the principal balance of each such Loan. REMIC I Regular Interest LT-I-SUB and LT-I-ZZZ shall receive the remainder of the principal and interest received on the Group I Loans. REMIC I Regular Interest LT-II-SUB and LT-II-ZZZ shall receive the remainder of the principal and interest received on the Group II Loans.

                  (h) The Class A-3 Certificates shall be considered for federal income tax purposes to have a notional principal amount which is equal at all times to the principal balance of the Class A-2 Regular Interest, and shall bear interest at a rate of 8.00% minus LIBOR (subject to a maximum rate of 8.00% per annum and a minimum rate of 0.00% per annum).

         SECTION 2.5 REPRESENTATIONS AND WARRANTIES OF THE MASTER SERVICER. The Master Servicer hereby represents, warrants and covenants to the Trustee, for the benefit of each of the Trustee, the Certificateholders and the Depositor that as of the Closing Date or as of such date specifically provided herein:

                  (i) The Master Servicer is a national banking association duly formed, validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Master Servicer;

                  (ii) The Master Servicer has the full power and authority to conduct its business as presently conducted by it and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Master Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Depositor and the Trustee, constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

                  (iii) The execution and delivery of this Agreement by the Master Servicer, the consummation by the Master Servicer of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Master Servicer and will not (A) result in a breach of any term or provision of charter and by-laws of the Master Servicer or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Master Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to the Master Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Master Servicer; and the Master Servicer is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the Master Servicer's knowledge, would in the future materially and adversely affect, (x) the ability of the Master Servicer to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of the Master Servicer taken as a whole;

                  (iv) The Master Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant made by it and contained in this Agreement;

                  (v) No litigation is pending against the Master Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Master Servicer to perform any of its other obligations hereunder in accordance with the terms hereof,

                  (vi) There are no actions or proceedings against, or investigations known to it of, the Master Servicer before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Master Servicer of its obligations under, or validity or enforceability of, this Agreement; and

                  (vii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, this Agreement or the consummation by it of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date.

                  It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.5 shall inure to the benefit of the Trustee, the Depositor and the Certificateholders.

         SECTION 2.6 ESTABLISHMENT OF THE TRUST.

                  The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust to be known, for convenience, as "Deutsche Mortgage Securities, Inc., Mortgage Loan Trust, Series 2003-1" and does hereby appoint Bank One, National Association, as Trustee in accordance with the provisions of this Agreement.

                              ARTICLE III
          ADMINISTRATION AND SERVICING OF THE LOANS; ACCOUNTS

                  Section 3.1 MASTER SERVICER. The Master Servicer shall supervise, monitor and oversee the obligation of the Servicers to service and administer their respective Loans in accordance with the terms of the applicable Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with each Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each Servicer and shall cause each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the applicable Servicing Agreement. The Master Servicer shall independently and separately monitor each Servicer's servicing activities with respect to each related Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicers' and Master Servicer's records, and based on such reconciled and corrected information, prepare the statements specified in Section 4.4 and any other information and statements required to be provided by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Loan monitoring with the actual remittances of the Servicers to the Master Servicer Collection Account pursuant to the applicable Servicing Agreements.

                  The Trustee shall furnish the Servicers and the Master Servicer with any limited powers of attorney and other documents in form as provided to it necessary or appropriate to enable the Servicers and the Master Servicer to service or master service and administer the related Loans and REO Property. The Trustee shall have no responsibility for any action of the Master Servicer or any Servicer pursuant to any such limited power of attorney and shall be indemnified by the Master Servicer or such Servicer for any cost, liability or expense arising from the misuse thereof by the Master Servicer or such Servicer.

                  The Trustee, the Custodian and the Securities Administrator shall provide access to the records and documentation in possession of the Trustee, the Custodian or the Securities Administrator regarding the related Loans and REO Property and the servicing thereof to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Trustee, the Custodian or the Securities Administrator; provided, however, that, unless otherwise required by law, none of the Trustee, the Custodian or the Securities Administrator shall be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Trustee, the Custodian and the Securities Administrator shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Trustee's, the Custodian's or the Securities Administrator's actual costs.

                  The Trustee shall execute and deliver to the related Servicer or the Master Servicer upon request any court pleadings, requests for trustee's sale or other documents necessary or desirable and, in each case, provided to the Trustee by such Servicer or Master Servicer to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or any other Loan Document; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or any other Loan Document or otherwise available at law or equity.

                  Section 3.2 REMIC-RELATED COVENANTS. For as long as each REMIC shall exist, the Trustee and the Securities Administrator shall treat such REMIC as a REMIC, and the Trustee and the Securities Administrator shall comply with any directions of the Seller, the related Servicer or the Master Servicer to assure such continuing treatment. In particular, the Trustee shall not (a) sell or permit the sale of all or any portion of the Loans or of any investment of deposits in an Account unless such sale is as a result of a repurchase of the Loans pursuant to this Agreement or the Trustee has received an Opinion of Counsel stating that such sale will not result in an Adverse REMIC Event as defined in Section 10.1(f) hereof prepared at the expense of the Trust Fund; and
(b) other than with respect to a substitution pursuant to the Mortgage Loan Purchase Agreements or the Assignment Agreements or Section 2.3 of this Agreement, as applicable, accept any contribution to any REMIC after the Startup Day without receipt of an Opinion of Counsel stating that such contribution will not result in an Adverse REMIC Event as defined in Section 10.1(f) hereof.

                  Section 3.3 MONITORING OF SERVICERS. (a) The Master Servicer shall be responsible for monitoring the compliance by each Servicer with its duties under the related Servicing Agreement. In the review of each Servicer's activities, the Master Servicer may rely upon an officer's certificate of any Servicer with regard to such Servicer's compliance with the terms of its Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that a Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Seller and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

                  (b) The Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of such Servicer thereunder and act as servicer of the related Loans or to cause the Trustee to enter in to a new Servicing Agreement with a successor Servicer selected by the Master Servicer; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

         (c) To the extent that the costs and expenses of the Master Servicer related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Master Servicer Collection Account.

         (d) The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing Agreement.

         (e) If the Master Servicer acts as Servicer, it shall not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

                  Section 3.4 FIDELITY BOND. The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

                  Section 3.5 POWER TO ACT; PROCEDURES. The Master Servicer shall master service the Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article X hereof, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Loan, in each case, in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable; provided, however, that the

Master Servicer shall not (and, consistent with its responsibilities under Section 3.3, shall not permit any Servicer to) knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) unless the Master Servicer has received an Opinion of Counsel (but not at the expense of the Master Servicer) to the effect that the contemplated action will not cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC or result in the imposition of a tax upon REMIC I, REMIC II or REMIC III, as the case may be. The Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney empowering the Master Servicer or any Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Loans or the Mortgaged Property, in accordance with the applicable Servicing Agreement and this Agreement, and the Trustee shall execute and deliver such other documents, as the Master Servicer or applicable Servicer may request, to enable the Master Servicer to master service and administer the Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for the misuse of any such powers of attorney by the Master Servicer or any Servicer and shall be indemnified by the Master Servicer or such Servicer for any costs, liabilities or expenses incurred by the Trustee in connection with such misuse). If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 8.10 hereof. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action authorized pursuant to this Agreement to be taken by it in the name of the Trustee, be deemed to be the agent of the Trustee.

                  Section 3.6 DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS. To the extent provided in the applicable Servicing Agreement, to the extent Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicers to enforce such clauses in accordance with the applicable Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

                  Section 3.7 RELEASE OF MORTGAGE FILES.

         (a) Upon becoming aware of the payment in full of any Loan, or the receipt by any Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next Distribution Date, the applicable Servicer will, if required under the applicable Servicing Agreement, promptly furnish to the Custodian, on behalf of the Trustee, two copies of a request for release substantially in the form attached to the Custodial Agreement, and signed by a Servicing Officer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Protected Account maintained by the applicable Servicer pursuant to its Servicing Agreement have been or will be so deposited) and shall request that the Custodian, on behalf of the Trustee, deliver to the applicable Servicer the related Mortgage File. Upon receipt of such certification and request, the Custodian, on behalf of the Trustee, shall promptly release the related Mortgage File to the applicable Servicer and the Trustee and Custodian shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, each Servicer is authorized, to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Master Servicer Collection Account.

         (b) From time to time and as appropriate for the servicing or foreclosure of any Loan and in accordance with the applicable Servicing Agreement, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by a Servicer or the Master Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Custodian, on behalf of the Trustee, shall, upon the request of a Servicer or the Master Servicer, and delivery to the Custodian, on behalf of the Trustee, of two copies of a request for release signed by a Servicing Officer substantially in the form attached to the Custodial Agreement (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release the related Mortgage File held in its possession or control to the Servicer or the Master Servicer, as applicable. Such trust receipt shall obligate the Servicer or the Master Servicer to return the Mortgage File to the Custodian on behalf of the Trustee, when the need therefor by the Servicer or the Master Servicer no longer exists unless the Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Custodian, on behalf of the Trustee, to the Servicer or the Master Servicer.

         Section 3.8 DOCUMENTS, RECORDS AND FUNDS IN POSSESSION OF MASTER SERVICER TO BE HELD FOR TRUSTEE.

         (a) The Master Servicer shall transmit and each Servicer (to the extent required by the related Servicing Agreement) shall transmit to the Trustee or Custodian such documents and instruments coming into the possession of the Master Servicer or such Servicer from time to time as are required by the terms hereof, or in the case of the Servicers, the applicable Servicing

Agreement, to be delivered to the Trustee or Custodian. Any funds received by the Master Servicer or by a Servicer in respect of any Loan or which otherwise are collected by the Master Servicer or by a Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Loan shall be held for the benefit of the Trustee and the Certificateholders subject to the Master Servicer's right to retain or withdraw from the Master Servicer Collection Account the Master Servicing Compensation and other amounts provided in this Agreement, and to the right of each Servicer to retain its Servicing Fee and other amounts as provided in the applicable Servicing Agreement. The Master Servicer shall, and (to the extent provided in the applicable Servicing Agreement) shall cause each Servicer to, provide access to information and documentation regarding the Loans to the Trustee, its agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the OTS, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the OTS or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

         (b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, in respect of any Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Master Servicer for and on behalf of the Trustee and the Certificateholders and shall be and remain the sole and exclusive property of the Trustee; provided, however, that the Master Servicer and each Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or such Servicer under this Agreement or the applicable Servicing Agreement.

                  Section 3.9 STANDARD HAZARD INSURANCE AND FLOOD INSURANCE POLICIES.

         (a) For each Loan, the Master Servicer shall enforce any obligation of the Servicers under the related Servicing Agreements to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of the related Servicing Agreements. It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

         (b) Pursuant to Sections 3.22 and 3.23, any amounts collected by the Master Servicer, or by any Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable Servicing Agreement) shall be deposited into the Master

Servicer Collection Account, subject to withdrawal pursuant to Sections 3.24 and
3.26. Any cost incurred by the Master Servicer or any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Loan where the terms of the Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Sections 3.24 and 3.26.

                  Section 3.10 PRESENTMENT OF CLAIMS AND COLLECTION OF PROCEEDS. The Master Servicer shall (to the extent provided in the applicable Servicing Agreement) cause the related Servicer to, prepare and present on behalf of the Trustee and the Certificateholders all claims under any insurance policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Master Servicer Collection Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Loan to the insurer under any applicable insurance policy need not be so deposited (or remitted).

                  Section 3.11 MAINTENANCE OF THE PRIMARY MORTGAGE INSURANCE POLICIES.

         (a) The Master Servicer shall not take, or permit any Servicer (to the extent such action is prohibited under the applicable Servicing Agreement) to take, any action that would result in noncoverage under any primary mortgage insurance policy of any loss which, but for the actions of such Master Servicer or Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause each Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Loan in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. The Master Servicer shall not, and shall not permit any Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any primary mortgage insurance policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.

         (b) The Master Servicer agrees to cause each Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any primary mortgage insurance policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any primary mortgage insurance policies respecting defaulted Loans. Pursuant to Sections 3.22 and 3.23, any amounts collected by the Master Servicer or any Servicer under any primary mortgage insurance policies shall be deposited in the Master Servicer Collection Account, subject to withdrawal pursuant to Sections 3.24 and 3.26.

                  Section 3.12 TRUSTEE TO RETAIN POSSESSION OF CERTAIN INSURANCE POLICIES AND Documents.

                  The Trustee or the applicable Custodian, shall retain possession and custody of the originals (to the extent available) of any primary mortgage insurance policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts distributable in respect of the Certificates has been distributed in full and the Master Servicer otherwise has fulfilled its obligations under this Agreement, the Trustee or the Custodian shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement and the Custodial Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Trustee or the Custodian, upon the execution or receipt thereof the originals of any primary mortgage insurance policies, any certificates of renewal, and such other documents or instruments that constitute Loan Documents that come into the possession of the Master Servicer from time to time.

                  Section 3.13 REALIZATION UPON DEFAULTED LOANS. The Master Servicer shall cause each Servicer (to the extent required under the related Servicing Agreement) to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing Agreement.

                  Section 3.14 COMPENSATION FOR THE MASTER SERVICER.

         (a) In addition to the Master Servicer's right to receive its Master Servicing Fee, all income and gain realized from any investment of funds in the Master Servicer Collection Account and the Distribution Account shall be for the benefit of the Master Servicer as compensation. Servicing compensation in the form of assumption fees, if any, late payment charges, as collected, if any, or otherwise shall be retained by the applicable Servicer and shall not be deposited in the Protected Account. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

         (b) The amount of the aggregate compensation payable as set forth in
Section 3.14(a) (the "Master Servicing Compensation") to the Master Servicer in respect of any Distribution Date shall be reduced in accordance with Section 3.20.

                  Section 3.15 REO PROPERTY.

         (a) In the event the Trust Fund acquires ownership of any REO Property in respect of any related Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the related Certificateholders. The Master Servicer shall, to the extent provided in the applicable Servicing Agreement, cause the applicable Servicer to sell, any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related

Servicing Agreement, as applicable. Further, the Master Servicer shall, to the extent provided in the related Servicing Agreement, cause the applicable Servicer to sell any REO Property prior to three years after the end of the calendar year of its acquisition by REMIC I unless (i) the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such REO Property subsequent to such three-year period will not result in the imposition of taxes on "prohibited transactions" of any REMIC hereunder as defined in section 860F of the Code or cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) or (ii) the applicable Servicer shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by
Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable extension period. The Master Servicer shall cause the applicable Servicer (to the extent provided in the related Servicing Agreement) to protect and conserve, such REO Property in the manner and to the extent required by the applicable Servicing Agreement, in accordance with the REMIC Provisions and in a manner that does not result in a tax on "net income from foreclosure property" or cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

         (b) The Master Servicer shall, to the extent required by the related Servicing Agreement, cause the applicable Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Protected Account.

         (c) The Master Servicer and the applicable Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

         (d) To the extent provided in the related Servicing Agreement, the Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the applicable Servicer as provided above shall be deposited in the Protected Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the related Master Servicer Collection Account on the next succeeding Remittance Date.

                  Section 3.16 ANNUAL OFFICER'S CERTIFICATE AS TO COMPLIANCE.

         (a) The Master Servicer shall deliver to the Trustee and the Rating Agencies on or before May 31 of each year, commencing on May 31, 2004, an Officer's Certificate signed by a Servicing Officer, certifying that with respect to the period ending December 31 of the prior year: (i) such Servicing Officer has reviewed the activities of such Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement, (ii) to the best of such Servicing Officer's knowledge, based on such review, such Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof, (iii) nothing has come to the attention of such Servicing Officer to lead such Servicing Officer to believe that any Servicer has failed to perform any of its duties, responsibilities and obligations under its Servicing Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.

         (b) Copies of such statements shall be provided to any Certificateholder upon request, by the Master Servicer or by the Trustee at the Master Servicer's expense if the Master Servicer failed to provide such copies (unless (i) the Master Servicer shall have failed to provide the Trustee with such statement or (ii) the Trustee shall be unaware of the Master Servicer's failure to provide such statement).

                  Section 3.17 ANNUAL INDEPENDENT ACCOUNTANT'S SERVICING REPORT. If the Master Servicer has, during the course of any fiscal year, directly serviced any of the Loans, then the Master Servicer at its expense shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Trustee, the Rating Agencies and the Seller on or before May 31 of each year, commencing on May 31, 2004 to the effect that, with respect to the most recently ended fiscal year, such firm has examined certain records and documents relating to the Master Servicer's performance of its servicing obligations under this Agreement and pooling and servicing and trust agreements in material respects similar to this Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the audit program for mortgages serviced for Freddie Mac or the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Master Servicer's activities have been conducted in compliance with this Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and
(iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by Freddie Mac requires it to report. Copies of such statements shall be provided to any Certificateholder upon request by the Master Servicer, or by the Trustee at the expense of the Master Servicer if the Master Servicer shall fail to provide such copies (unless
(i) the Master Servicer shall have failed to provide the Trustee with such statement or (ii) the Trustee shall be unaware of the Master Servicer's failure to provide such statement). If such report discloses exceptions that are material, the Master Servicer shall advise the Trustee whether such exceptions have been or are susceptible of cure, and shall take prompt action to do so.

                  Section 3.18 REPORTS FILED WITH SECURITIES AND EXCHANGE COMMISSION.

                  (a) Within 15 days after each Distribution Date, the Master Servicer shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Form 8-K with a copy of the statement to be furnished by the Securities Administrator to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 30, 2004, the Master Servicer shall, in accordance with industry standards, file a Form 15 Suspension Notice with respect to the Trust Fund, if applicable. Prior to March 30, 2004 and annually thereafter (if required), the Master Servicer shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. Such Form 10-K shall include, to the extent available, as exhibits (i) each applicable Servicer's annual statement of compliance described under the related Servicing Agreement, (ii) each applicable Servicer's accountants report described under the related Servicing Agreement,
(iii) the Master Servicer's accountant's report described in Section 3.17, if applicable, in each case to the extent timely delivered, if applicable, to the Master Servicer, and (iv) a written certification signed by an officer of the Master Servicer that complies with the Sarbanes-Oxley Act of 2002 as in effect on the date of this Agreement and the February 3, 2003, Statement by the Staff of the Division of Corporation Finance of the Commission Regarding Compliance by Asset-Backed Issuers with Exchange Act Rules 13a-14 and 15d-14 as in effect as of the date of this Agreement. If items (i) and (ii) in the preceding sentence are not timely delivered, the Master Servicer shall file an amended Form 10-K including such documents as exhibits reasonably promptly after they are delivered to the Master Servicer. The Depositor hereby grants to the Master Servicer a limited power of attorney to execute and file each Form 8-K and Form 10-K on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (i) receipt by the Master Servicer from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund. The Depositor and the Trustee each agree to promptly furnish to the Master Servicer, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement and the Loans as the Master Servicer reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Master Servicer shall cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Exchange Act. Copies of all reports filed by the Master Servicer under the Exchange Act shall be sent to the Depositor.

                  (b) The Master Servicer shall indemnify and hold harmless the Depositor, the Trustee and their respective officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Master Servicer's obligations under this Section 3.18 or the Master Servicer's negligence, bad faith or willful misconduct in connection therewith. Fees and expenses incurred by the Master Servicer in connection with this Section 3.18 shall not be reimbursable from the Trust Fund.

                  Section 3.19 UCC. The Depositor agrees to file continuation statements for any Uniform Commercial Code financing statements which the Seller has informed the Depositor were filed on the Closing Date in connection with the Trust. The Depositor shall file any financing statements or amendments thereto required by any change in the Uniform Commercial Code.

                  Section 3.20 OBLIGATION OF THE MASTER SERVICER IN RESPECT OF COMPENSATING Interest. The Master Servicer shall deposit in the Master Servicer Collection Account not later than each Distribution Account Deposit Date an amount equal to the lesser of (i) the aggregate amounts required to be paid by the Servicers under the Servicing Agreements with respect to Compensating Interest on the related Loans for the related Distribution Date, and not so paid by the related Servicers and (ii) the Master Servicing Compensation for such Distribution Date without reimbursement therefor.

                  Section 3.21 RESERVED.

                  Section 3.22 PROTECTED Accounts.

         (a) The Master Servicer shall enforce the obligation of each Servicer to establish and maintain a Protected Account in accordance with the applicable Servicing Agreement, with records to be kept with respect thereto on a Loan by Loan basis, into which accounts shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt all collections of principal and interest on any Loan and with respect to any REO Property received by a Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, and advances made from the Servicer's own funds (less servicing compensation as permitted by the applicable Servicing Agreement in the case of any Servicer) and all other amounts to be deposited in the Protected Account. Each Servicer is hereby authorized to make withdrawals from and deposits to the related Protected Account for purposes required or permitted by the related Servicing Agreement. To the extent provided in the related Servicing Agreement, the Protected Account shall be held in a Depository Institution and segregated on the books of such institution in the name of the Trustee for the benefit of Certificateholders.

         (b) To the extent provided in the related Servicing Agreement, amounts on deposit in a Protected Account may be invested in Eligible Investments in the name of the Trustee for the benefit of Certificateholders and, except as provided in the preceding paragraph, not commingled with any other funds, such Eligible Investments to mature, or to be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Master Servicer Collection Account, and shall be held until required for such deposit. The income earned from Eligible Investments made pursuant to this
Section 3.22 shall be paid to the related Servicer under the applicable Servicing Agreement, and the risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the related Servicer. The related Servicer (to the extent provided in the Servicing Agreement) shall deposit the amount of any such loss in the Protected Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

         (c) To the extent provided in the related Servicing Agreement and subject to this Article III, on or before each Servicer Remittance Date, the related Servicer shall withdraw or shall cause to be withdrawn from the Protected Accounts and shall immediately deposit or cause to be deposited in the Master Servicer Collection Account amounts representing the following collections and payments (other than with respect to principal of or interest on the Loans due on or before the Cut-Off
Date):

         (i) Monthly Payments on the Loans received or any related portion thereof advanced by the Servicers pursuant to the Servicing Agreements which were due on or before the related Due Date, net of the amount thereof comprising the Servicing Fees;

         (ii) Principal Prepayments, Liquidation Proceeds received by the Servicers with respect to such Loans in the related Prepayment Period and Compensating Interest; and

         (iii) Any amount to be used as an Advance.

         (d) Withdrawals may be made from an Account only to make remittances as provided in Section 3.22(c), 3.23 and 3.24 or as otherwise provided in the Servicing Agreements; to reimburse the Master Servicer or a Servicer for Advances which have been recovered by subsequent collection from the related Mortgagor; to remove amounts deposited in error; to remove fees, charges or other such amounts deposited on a temporary basis; or to clear and terminate the account at the termination of this Agreement in accordance with Section 9.1. As provided in Sections 3.22(c) and 3.23(b) or as otherwise provided in the Servicing Agreements certain amounts otherwise due to the Servicers may be retained by them and need not be deposited in the Master Servicer Collection Account.

                  Section 3.23 MASTER SERVICER COLLECTION ACCOUNT.

         (a) The Master Servicer shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, the Master Servicer Collection Account as a segregated trust account or accounts. The Master Servicer shall deposit in the Master Servicer Collection Account as identified by the Master Servicer and as received by the Master Servicer, the following amounts:

         (i) Any amounts withdrawn from a Protected Account;

         (ii) Any Advance and any amounts in respect of Prepayment Interest Shortfalls;

         (iii) Any Insurance Proceeds or Liquidation Proceeds received by or on behalf of the Master Servicer;

         (iv) The Purchase Price with respect to any Loans purchased by the Seller pursuant to Section 2.3 and all proceeds of any Loans or property acquired with respect thereto purchased by the Master Servicer pursuant to
Section 9.1;

         (v) Any amounts required to be deposited by the Master Servicer or any Servicer with respect to losses on investments of deposits in an Account; and

         (vi) Any other amounts received by or on behalf of the Master Servicer and required to be deposited in the Master Servicer Collection Account pursuant to this Agreement.

         (b) All amounts deposited to the Master Servicer Collection Account shall be held by the Master Servicer in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement. The requirements for crediting the Master Servicer Collection Account or the Distribution Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges, need not be credited by the Master Servicer or the related Servicer to the Distribution Account or the Master Servicer Collection Account, as applicable. In the event that the Master Servicer shall deposit or cause to be deposited to the Distribution Account any amount not required to be credited thereto, the Trustee, upon receipt of a written request therefor signed by a Servicing Officer of the Master Servicer, shall promptly transfer such amount to the Master Servicer, any provision herein to the contrary notwithstanding.

         (c) The amount at any time credited to the Master Servicer Collection Account may be invested, in the name of the Trustee, or its nominee, for the benefit of the Certificateholders, in Eligible Investments as directed by Master Servicer. All Eligible Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the Business Day immediately preceding the Distribution Date. Any and all investment earnings from the Master Servicer Collection Account shall be paid to the Master Servicer. The risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the Master Servicer. The Master Servicer shall deposit the amount of any such loss in the Master Servicer Collection Account within two Business Days of receipt of notification of such loss but not later than the Business Day prior to the Distribution Date on which the moneys so invested are required to be remitted to the Trustee.

                  Section 3.24 PERMITTED WITHDRAWALS AND TRANSFERS FROM THE MASTER SERVICER COLLECTION ACCOUNT.

         (a) The Master Servicer shall, from time to time, make or cause to be made such withdrawals or transfers from the Master Servicer Collection Account as the Master Servicer has designated for such transfer or withdrawal pursuant to the Servicing Agreements. The Master Servicer may clear and terminate the Master Servicer Collection Account pursuant to Section 9.1 and remove amounts from time to time deposited in error.

         (b) On an ongoing basis, the Master Servicer shall withdraw from the Master Servicer Collection Account to pay itself as provided in Section 3.14 and to pay any expenses recoverable by the Trustee, the Securities Administrator or the Master Servicer pursuant to Sections 3.3, 6.3, 8.5 and 10.1.

         (c) In addition, on the Distribution Account Deposit Date, the Master Servicer shall deposit in the Distribution Account (or remit to the Trustee for deposit therein) any Advances required to be made by the Master Servicer with respect to the Loans.

         (d) No later than 3:00 p.m. New York time on each Distribution Account Deposit Date, the Master Servicer shall transfer to the Trustee in immediately available funds for deposit in the Distribution Account, that portion of the Available Distribution Amount for the related Distribution Date then on deposit in the Master Servicer Collection Account.

                  Section 3.25 DISTRIBUTION ACCOUNT.

         (a) The Trustee shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, the Distribution Account as a segregated trust account or accounts.

         (b) All amounts deposited to the Distribution Account shall be held by the Trustee in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement.

         (c) The Distribution Account shall constitute a trust account of the Trust Fund segregated on the books of the Trustee and held by the Trustee in trust in its Corporate Trust Office, and the Distribution Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Trustee (whether made directly, or indirectly through a liquidator or receiver of the Trustee). The amount at any time credited to the Distribution Account shall be invested in the name of the Master Servicer, in such Eligible Investments selected by the Master Servicer or deposited in demand deposits with such depository institutions as selected by the Master Servicer, provided that time deposits of such depository institutions would be an Eligible Investment. All Eligible Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Date if the obligor for such Eligible Investment is the Trustee or, if such obligor is any other Person, the Business Day preceding such Distribution Date. All investment earnings on amounts on deposit in the Distribution Account from time to time shall be for the account of the Master Servicer. The Master Servicer shall be permitted to receive distribution of any and all investment earnings from the Distribution Account on each Distribution Date. If there is any loss on an Eligible Investment or demand deposit, the Master Servicer shall deposit such amount in the Distribution Account. With respect to the Distribution Account and the funds deposited therein, the Trustee shall take such action as may be necessary to ensure that the Certificateholders shall be entitled to the priorities afforded to such a trust account (in addition to a claim against the estate of the Trustee) as provided by 12 U.S.C. ss. 92a(e), and applicable regulations pursuant thereto, if applicable, or any applicable comparable state statute applicable to state chartered banking corporations.

                  Section 3.26 PERMITTED WITHDRAWALS AND TRANSFERS FROM THE DISTRIBUTION ACCOUNT.

         (a) The Trustee shall, from time to time on demand of the Master Servicer or the Securities Administrator make or cause to be made such withdrawals or transfers from the Distribution Account as the Master Servicer or the Securities Administrator has designated for such transfer or withdrawal pursuant to the Servicing Agreements for the following purposes, not in any order of priority, (limited in the case of amounts due the Master Servicer to those not withdrawn from the Master Servicer Collection Account in accordance with the terms of this Agreement):

         (i) to reimburse the Master Servicer or any Servicer for any Advance of its own funds, the right of the Master Servicer or a Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Loan (including, for this purpose, the Purchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Loan respecting which such Advance was made;

         (ii) to reimburse the Master Servicer or any Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Loan for amounts expended by the Master Servicer or such Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Loan;

         (iii) to reimburse the Master Servicer or any Servicer from Insurance Proceeds relating to a particular Loan for insured expenses incurred with respect to such Loan and to reimburse the Master Servicer or such Servicer from Liquidation Proceeds from a particular Loan for Liquidation Expenses incurred with respect to such Loan; provided that the Master Servicer or such Servicer shall not be entitled to reimbursement for Liquidation Expenses with respect to a Loan to the extent that (i) any amounts with respect to such Loan were paid as Excess Liquidation Proceeds pursuant to clause (x) of this Subsection (a) to the Master Servicer or such Servicer; and (ii) such Liquidation Expenses were not included in the computation of such Excess Liquidation Proceeds;

         (iv) to pay the Master Servicer or any Servicer, as appropriate, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Loan, the amount which it or such Servicer would have been entitled to receive under subclause (x) of this Subsection (a) as servicing compensation on account of each defaulted scheduled payment on such Loan if paid in a timely manner by the related Mortgagor;

         (v) to pay the Master Servicer or any Servicer from the Purchase Price for any Loan, the amount which it or such Servicer would have been entitled to receive under subclause (x) of this Subsection (a) as servicing compensation;

         (vi) [reserved];

         (vii) to reimburse the Master Servicer or any Servicer for any Nonrecoverable Advance, after a Realized Loss has been allocated with respect to the related Loan if the Advance or Servicing Advance has not been reimbursed pursuant to clauses (i) and (vi);

         (viii) [reserved];

         (ix) to pay the Servicing Fee to the Servicers and the Master Servicing Fee to the Master Servicer for such Distribution Date and the amount of any income or gain realized from investments of funds on deposit in the Distribution Account pursuant to Section 3.14 hereof and to reimburse the Master Servicer for expenses, costs and liabilities incurred by and reimbursable to it pursuant to Sections 3.3, 6.3, 8.5 and 10.1;

         (x) to reimburse or pay any Servicer any such amounts as are due thereto under the applicable Servicing Agreement and have not been retained by or paid to the Servicer, to the extent provided in the related Servicing Agreement;

         (xi) to reimburse the Trustee, the Custodian and the Securities Administrator for expenses, costs and liabilities, if any, incurred by or reimbursable to such parties pursuant to this Agreement;

         (xii) to remove amounts deposited in error; and

         (xiii) to clear and terminate the Distribution Account pursuant to
Section 9.1.

                  (b) The Master Servicer shall keep and maintain separate accounting, on a Loan by Loan basis, for the purpose of accounting for any reimbursement from the Distribution Account pursuant to subclauses (i) through
(vi), inclusive, or with respect to any such amounts which would have been covered by such subclauses had the amounts not been retained by the Master Servicer without being deposited in the Distribution Account under Section 3.23(b).

                  (c) On each Distribution Date, the Trustee shall distribute the Available Distribution Amount to the Holders of the Certificates in accordance with Section 4.1 and the applicable instructions of the Securities Administrator.

                                   ARTICLE IV
                    PAYMENTS TO CERTIFICATEHOLDERS; ADVANCES;
                             STATEMENTS AND REPORTS

         SECTION 4.1 DISTRIBUTIONS TO CERTIFICATEHOLDERS.

         (a) On each Distribution Date, the Trustee, to the extent on deposit therein and based solely upon the Securities Administrator's Remittance Report for such Distribution Date, shall withdraw from the Distribution Account the Available Distribution Amount for such Distribution Date and distribute to each Certificateholder, by wire transfer in immediately available funds for the account of the Certificateholder or by any other means of payment acceptable to each Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.1 respecting the final distribution) as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register, from the amount so withdrawn and to the extent of such Available Distribution Amount, such Certificateholder's Percentage Interest of the following amounts and in following order of priority:

         (I) For any Distribution Date prior to the Credit Support Depletion Date, the Available Distribution Amount shall be distributed to the Certificates in the following amounts and priority:

                  (1) first, (i) from the Group I Available Distribution Amount for such Distribution Date to the Group I Senior Certificates (other than the Principal Only Certificates), concurrently, the Interest Distribution Amounts for such Classes of Certificates and such Distribution Date, pro rata, according to their amounts due; provided, however, that for each Distribution Date prior to the Accretion Termination Date, the aggregate amount that would otherwise be payable to the Accrual Certificates pursuant to this clause (I)(1)(i) shall be paid instead as principal as described in clause (I)(3) below and (ii) from the Group II Available Distribution Amount for such Distribution Date to the Group II Senior Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates, pro rata, according to their amounts due;

                  (2) second, from the Group I Available Distribution Amount remaining following payments pursuant to (1) above, to the Class I-A-PO Certificates, the Group I Discount Fractional Principal Amount;

                  (3) third, from the Group I Available Distribution Amount remaining following payments pursuant to (1) and (2) above, the Class I-A-6 Accrual Amount as principal to the Accretion Directed Certificates in the following order of priority: to the Class I-A-4 Certificates and then to the Class I-A-5 Certificates until their respective Class Principal Balances have been reduced to zero;

                  (4) fourth, (i) from the Group I Available Distribution Amount remaining following payments pursuant to (1), (2) and (3) above, to the Group I Senior Certificates

         (other than the Class I-A-PO Certificates, the Class I-A-3 Certificates and the Class I-A-X Certificates), the Group I Senior Principal Amount in the following order of priority:

                           (a) first, to the Class I-A-7 Certificates and Class
                  I-A-8 Certificates, pro rata, according to their respective outstanding Class Principal Balances up to the Lockout Principal Amount, until their respective Class Principal Balances have been reduced to zero;

                           (b) second, the Group I Senior Principal Amount
                  remaining after the distributions, if any, described in clause
                  (I)(4)(i)(a) above to the Class I-A-1 and Class I-A-2 Certificates, pro rata, according to their respective outstanding Class Principal Balances, until their respective Class Principal Balances have been reduced to zero;

                           (c) third, the Group I Senior Principal Amount
                  remaining after the distributions, if any, described in clauses (I)(4)(i)(a) and (b) above to the Class I-A-4, Class I-A-5 and Class I-A-6 Certificates, sequentially, in that order, in each case until its respective Class Principal Balance has been reduced to zero; and

                           (d) fourth, the Group I Senior Principal Amount
                  remaining after the distributions, if any, described in clauses (I)(4)(i)(a), (b) and (c) above to the Class I-A-7 and Class I-A-8 Certificates, pro rata, according to their respective outstanding Class Principal Balances, until their respective Class Principal Balances have been reduced to zero;

         (ii) from the Group II Available Distribution Amount remaining after payments pursuant to (I)(1)(ii) above, the Group II Senior Principal Amount to the Class R Certificates and the Class II-A Certificates, sequentially, in that order, in each case until its respective Class Principal Balance has been reduced to zero;

                  (5) fifth, from the Group I Available Distribution Amount remaining following payments pursuant to (1) through (4) above to the Class I-A-PO Certificates, up to the Subordinate Principal Amount (determined without regard to the proviso of such definition) with respect to the Group I Loans for such Distribution Date, the Group I Discount Fractional Principal Shortfall amount payable to the Class I-A-PO Certificates on previous Distribution Dates pursuant to this clause (I)(5) and remaining unpaid from such previous Distribution Dates;

                  (6) sixth, (i) from the Group I Available Distribution Amount remaining after payments pursuant to (1) through (5) above, first, the Group II Interest Shortfall Amount for such Distribution Date, if any, to the Group II Senior Certificates, pro rata, according to the amount of interest to which such Classes would otherwise be entitled and then an amount equal to the Group II Collateral Deficiency Amount for such Distribution Date, if any, to the Class R and Class II-A Certificates, sequentially, in that order, until their respective Class Principal Balances have been reduced to zero; (ii) from the Group II

         Available Distribution Amount remaining after payments pursuant to (1),
         (2), (3) and (4) above, first, the Group I Interest Shortfall Amount for such Distribution Date, if any, to the Group I Senior Certificates (other than the Class I-A-PO Certificates), pro rata, according to the amount of interest to which such Classes would otherwise be entitled (except that, if such Distribution Date is prior to the Accretion Termination Date, the aggregate amount of such interest payable on the Accrual Certificates shall be payable as principal to the Accretion Directed Certificates sequentially, in the following order of priority: to the Class I-A-4 and then to the Class I-A-5 Certificates until their respective Class Principal Balances have been reduced to zero), and then an amount up to the Group I Collateral Deficiency Amount for such Distribution Date, if any, to the Group I Senior Certificates (other than the related Interest Only Certificates) in the order of priority set fourth in (4)(i) above; (iii) if such Distribution Date is a Group I Cross Payment Trigger Date, the Group II Principal Prepayment Amount to the Group I Senior Certificates (other than the related Interest Only Certificates) in the order of priority set forth in (4) (i) above; and (iv) if such Distribution Date is a Group II Cross Payment Trigger Date, the Group I Principal Prepayment Amount to the Class R and Class II-A Certificates, sequentially, in that order, until their respective Class Principal Balances have been reduced to zero.

                  (7) seventh, from the Available Distribution Amount remaining after payments pursuant to (1) through (6) above to each of the Class M, B-1, B-2, B-3, B-4 and B-5 Certificates, sequentially, in that order of seniority, the following:

                           (a) first, its Interest Distribution Amount for such Distribution Date; and

                           (b) second, its pro rata share of the Subordinate Principal Amount for such Distribution Date, until its Class Principal Balance has been reduced to zero. The Subordinate Principal Amount for a Distribution Date shall be allocated among the Classes of Subordinate Certificates, pro rata, based on the Class Principal Balances of such Classes. Notwithstanding the foregoing, on any Distribution Date prior to distributions on such date, if the Subordination Level for any Class of Subordinate Certificates is less than such percentage as of the Closing Date, the pro rata portion of the Subordinate Principal Prepayment Amount for each Loan Group otherwise allocable to the Class or Classes junior to such Class shall be distributed to the most senior Class of the Subordinate Certificates for which the Subordination Level is less than such percentage as of the Closing Date, and to the Classes of Subordinate Certificates senior thereto, pro rata according to the Class Principal Balances of such Classes;

                  (8) eighth, from the Available Distribution Amount remaining after payments pursuant to (1) through (7) above to the Senior Certificates (other than the Interest Only Certificates and the Class I-A-PO Certificates) in the order of priority in which principal is paid to such Classes above, the amount of unreimbursed Realized Losses previously allocated to such Class of Certificates, if any, and then, to the Subordinate Certificates, in the order of priority in which principal is paid to such Classes above, the amount of unreimbursed Realized Losses previously allocated to such Class of Certificates, if any, provided, that any amounts distributed in respect of losses pursuant to this paragraph (I)(8) shall not cause a further reduction in the Class Principal Balance of any Class of Certificates; and

                  (9) ninth, to the Class R Certificate, the Residual Distribution Amount;

         (II) for any Distribution Date on or after the Credit Support Depletion Date, the Available Distribution Amount, shall be distributed to the outstanding Senior Certificates in the following amounts and priority:

                           (1) first, (i) from the Group I Available
         Distribution Amount for such Distribution Date, the related Interest Distribution Amount for such Distribution Date to each Class of the Group I Senior Certificates (including the Accrual Certificates, but excluding the Principal Only Certificates), pro rata, according to such amount payable to the extent of amounts available and (ii) from the Group II Available Distribution Amount for such Distribution Date, the related Interest Distribution Amounts for such Distribution Date to the Group II Senior Certificates, pro rata, according to such amount payable to the extent of amounts available;

                           (2) second, from the Group I Available Distribution Amount remaining after payments pursuant to (1) above, to the Class I-A-PO Certificates, the Group I Discount Fractional Principal Amount;

                           (3) third, (i) from the Group I Available
         Distribution Amount remaining after payments pursuant to (1) and (2) above, to the Group I Senior Certificates (other than the Class I-A-3 Certificates, the Class I-A-X Certificates and the Class I-A-PO Certificates), the Group I Senior Principal Amount, pro rata, according to their respective Class Principal Balances until their respective Class Principal Balances have been reduced to zero and (ii) from the Group II Available Distribution Amount remaining after payments pursuant to (1) above, to the Class II-A Certificates the Group II Senior Principal Amount, until its Class Principal Balances has been reduced to zero;

                           (4) fourth, (i) from the Group I Available
         Distribution Amount remaining after payments pursuant to (1), (2) and
         (3) above, the Group II Interest Shortfall Amount for such Distribution Date, if any, to the Group II Senior Certificates, pro rata, according to the amount of interest to which such Classes would otherwise be entitled and (ii) from the Group II Available Distribution Amount remaining after payments pursuant to (1) and (3) above, the Group I Interest Shortfall Amount for such Distribution Date, if any, to the Group I Senior Certificates (other than the Class I-A-PO Certificates), pro rata, according to the amount of interest to which such Classes would otherwise be entitled;

                           (5) fifth, from the Available Distribution Amount remaining after payments pursuant to (1) through (4) above, to the Senior Certificates (other than the Interest Only Certificates), pro rata, according to their respective Class Principal Balances, the amount of unreimbursed Realized Losses previously allocated to such Class; and

                           (6) sixth, to the Class R Certificate, the Residual Distribution Amount for such Distribution Date.

         (b) All reductions in the Certificate Principal Balance of a Certificate effected by distributions of principal or allocations of Realized Losses with respect to Loans made on any Distribution Date shall be binding upon all Holders of such Certificate and of any Certificate issued upon the registration of transfer or exchange therefor or in lieu thereof, whether or not such distribution is noted on such Certificate. The final distribution of principal of each Certificate (and the final distribution with respect to the Class R Certificate upon termination of the Trust Fund) shall be payable in the manner provided above only upon presentation and surrender thereof on or after the Distribution Date therefor at the office or agency of the Trustee specified in the notice delivered pursuant to Section 4.1(c) or Section 9.1.

         (c) Whenever, on the basis of Curtailments, Payoffs and Monthly Payments on the Loans and Insurance Proceeds and Liquidation Proceeds received and expected to be received during the applicable Prepayment Period, the Trustee believes that the entire remaining unpaid Class Principal Balance of any Class of Certificates shall become distributable on the next Distribution Date, the Trustee shall, no later than the Determination Date of the month of such Distribution Date, mail or cause to be mailed to each Person in whose name a Certificate to be so retired is registered at the close of business on the Record Date, to the Underwriter and to each Rating Agency a notice to the effect that:

         (i) it is expected that funds sufficient to make such final distribution shall be available in the Distribution Account on such Distribution Date, and

         (ii) if such funds are available, (A) such final distribution shall be payable on such Distribution Date, but only upon presentation and surrender of such Certificate at the office or agency of the Certificate Registrar maintained for such purpose (the address of which shall be set forth in such notice), and (B) no interest shall accrue on such Certificate after such Distribution Date.

         Section 4.2 ALLOCATION OF REALIZED LOSSES.

         Prior to each Distribution Date, the Master Servicer, based solely on the information provided by the related Servicer, shall determine the amount of Realized Losses, if any, with respect to each Loan.

         All Realized Losses, except for Excess Losses, shall be allocated as follows: (i) for losses allocable to principal (a) first, to the Subordinate Certificates in the following order: Class B-5,

Class B-4, Class B-3 Class B-2, Class B-1, Class M until each of their Class Principal Balances have been reduced to zero and (b) second, to the related Senior Certificates, by Pro Rata Allocation, until the Class Principal Balances thereof have been reduced to zero; PROVIDED, HOWEVER, that (1) prior to the Credit Support Depletion Date if the loss is recognized with respect to a Discount Loan, the Group I Discount Fraction of such loss shall be allocated to the Class I-A-PO Certificates and the remainder of such loss shall be allocated as described in clause (i) and (2) all principal losses allocable to the Class I-A-7 Certificates shall be allocated to the Class I-A-8 Certificates until the Class Principal Balance thereof has been reduced to zero; and (ii) for losses allocable to interest (a) first, to the Subordinate Certificates in the following order: Class B-5, Class B-4, Class B-3 Class B-2, Class B-1, Class M, in reduction of accrued but unpaid interest thereon and then in reduction of the Class Principal Balance of such Certificates in the same order and (b) second, to the Senior Certificates thereof, by Pro Rata Allocation, until the Class Principal Balances thereof have been reduced to zero.

         Excess Losses with respect to a Loan Group shall be allocated among the related Senior Certificates and the Subordinate Certificates by Pro Rata Allocation; PROVIDED, HOWEVER, that (1) prior to the Credit Support Depletion Date if the loss is recognized with respect to a Discount Loan, the Group I Discount Fraction of such loss shall be allocated to the Class I-A-PO Certificates and the remainder of such loss shall be allocated as described in clause (i) in the immediately preceding paragraph and (2) all principal losses allocable to the Class I-A-7 Certificates shall be allocated to the Class I-A-8 Certificates until the Class Principal Balance thereof has been reduced to zero.

         On each Distribution Date, after giving effect to the principal distributions and allocations and reimbursement of losses as provided in this Agreement (without regard to this paragraph), if the Aggregate Certificate Principal Balance of all outstanding Classes of Certificates exceeds the aggregate Principal Balance of the Loans as of the last day of the related Due Period (after deduction of (i) all principal payments due during the related Due Period in respect of each such Loan to the extent received or advanced and unscheduled payments of principal received during the related Prepayment Period), then such excess shall be deemed a principal loss and shall be allocated (i) first, to the Subordinate Certificates in reverse order of seniority until each of their Class Principal Balances has been reduced to zero, and (ii) second, to the Senior Certificates, other than the Interest Only Certificates, pro rata according to their Class Principal Balances or, in the case of the Accrual Certificates, the Class Principal Balance of that Accrual Certificate on the Closing Date, if lower, in reduction thereof (except all such losses allocable to the Class I-A-7 Certificates shall be allocated to the Class I-A-8 Certificates until the Class Principal Balance thereof has been reduced to zero).

         Section 4.3 STATEMENTS TO CERTIFICATEHOLDERS.

         (a) On each Distribution Date, the Securities Administrator shall provide or make available, upon request to each Holder of the Regular Interest Certificates, a statement (each, a "Remittance Report") as to the distributions made on such Distribution Date setting forth:

         (i) the amount of the distribution made on such Distribution Date to the Holders of the Certificates of each Class allocable to principal;

         (ii) the amount of the distribution made on such Distribution Date to the Holders of the Certificates of each Class allocable to interest;

         (iii) The aggregate Servicing Fee received by each Servicer and Master Servicing Fee received by the Master Servicer during the related Due Period with respect to each Loan Group and such other customary information as the Securities Administrator deems necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

         (iv) The number and aggregate Principal Balance of the Loans in each Loan Group delinquent one, two and three months or more;

         (v) The (A) number and aggregate Principal Balance of Loans in each Loan Group with respect to which foreclosure proceedings have been initiated, and (B) the number and aggregate Principal Balance of Mortgaged Properties in each Loan Group acquired through foreclosure, deed in lieu of foreclosure or other exercise of rights respecting the Trustee's security interest in the Loans;

         (vi) The aggregate Principal Balance of the Loans in each Loan Group as of the close of business on the last day of the related Prepayment Period;

         (vii) The amount of Special Hazard Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;

         (viii) The amount of Bankruptcy Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;

         (ix) The amount of Fraud Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;

         (x) The amount of Realized Losses with respect to the Loans in each Loan Group allocable to the related Certificates on the related Distribution Date and the cumulative amount of Realized Losses incurred for each Loan Group allocated to such Certificates since the Cut-Off Date;

         (xi) The amount of interest accrued but not paid to each Class of Certificates entitled to interest since (a) the prior Distribution Date and (b) the Closing Date;

         (xii) The amount of funds advanced by each Servicer and the Master Servicer for each Loan Group and such Distribution Date;

         (xiii) The total amount of Payoffs and Curtailments received for each Loan Group during the related Prepayment Period;

         (xiv) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number of such Mortgage Loan, the unpaid principal balance, the Scheduled Principal Balance of such Mortgage Loan and the Loan Group to which such Loan belongs;

         (xv) to the extent provided by the Servicer, the book value of any REO Property as of the close of business on the last Business Day of the calendar month preceding the Distribution Date;

         (xvi) the aggregate amount of extraordinary Trust Fund expenses withdrawn from the Master Servicer Collection Account or the Distribution Account for such Distribution Date;

         (xvii) the Class Principal Balance of each Class of Certificates, after giving effect to the distributions and allocations of Realized Losses made on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses;

         (xviii) the aggregate amount of any Prepayment Interest Shortfalls for each Loan Group for such Distribution Date, to the extent not covered by payments by the Master Servicer pursuant to Section 3.20; and

         (xix) the aggregate amount of Relief Act Interest Shortfalls for each Loan Group for such Distribution Date.

         The Securities Administrator shall make such statement (and, at its option, any additional files containing the same information in an alternative format) available each month to the Certificateholders, the Trustee and the Rating Agencies via the Securities Administrator's internet website. The Securities Administrator's internet website shall initially be located at http:\\www.ctslink.com and assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at 1-301-815-6600. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Securities Administrator shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

         In the case of information furnished pursuant to subclauses (i) through
(iii) above, the amounts shall be expressed as a dollar amount per Single Certificate of the relevant Class.

         Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Regular Interest Certificate a statement containing the information set forth in subclauses (i) through (iii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

         Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Residual Certificate a statement setting forth the amount, if any, actually distributed with respect to the Residual Certificates, as appropriate, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.

         The Securities Administrator shall, upon request, furnish to each Certificateholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be reasonable with respect to the Certificateholder, as applicable, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided at the expense of the Certificateholder, in accordance with such reasonable and explicit instructions and directions as the Certificateholder may provide.

         On each Distribution Date the Securities Administrator shall provide Bloomberg Financial Markets, L.P. ("Bloomberg") CUSIP level factors for each class of Certificates as of such Distribution Date, using a format and media mutually acceptable to the Securities Administrator and Bloomberg.

         Section 4.4 REMITTANCE REPORTS; ADVANCES.

         (a) Two Business Days prior to each Distribution Date, the Securities Administrator shall deliver to the Trustee by telecopy (or by such other means as the Securities Administrator and the Trustee may agree from time to time) a Remittance Report with respect to the related Distribution Date. The Trustee shall not be responsible to recompute, recalculate or verify any information provided to it by the Securities Administrator.

         (b) If the Monthly Payment on a Loan or a portion thereof is delinquent as of its Due Date, other than as a result of interest shortfalls due to bankruptcy proceedings or application of the Relief Act, and the related Servicer fails to make an advance of the delinquent amount pursuant to the related Servicing Agreement, the Master Servicer shall deposit in the Master Servicer Collection Account, from its own funds or from amounts on deposit in the Master Servicer Collection Account that are held for future distribution, not later than the Distribution Account Deposit Date immediately preceding the related Distribution Date an amount equal to such delinquency, net of the Servicing Fee and Master Servicing Fee for such Loan except to the extent the Master Servicer determines any such advance to be nonrecoverable from Liquidation Proceeds, Insurance Proceeds or future payments on the Loan for which such Advance was made. Any amounts held for future distribution and so used shall be appropriately reflected in the Master Servicer's records and replaced by the Master Servicer by deposit in the Master Servicer Collection Account on or before any future Distribution Account Deposit Date to the extent that the Available Distribution Amount for the related Distribution Date (determined without regard to Advances to be made on the Distribution Account Deposit Date) shall be less than the total amount that would be distributed to the Classes of Certificateholders pursuant to Section 4.1 on such Distribution Date if such amounts held for future distributions had not been so used to make Advances. Subject to the foregoing, the Master Servicer shall continue to make such Advances through the date that the related Servicer is required to do so under its Servicing Agreement. If applicable, on the Distribution Account Deposit Date, the Master Servicer shall present an Officer's Certificate to the Trustee
(i) stating that the Master Servicer elects not to make an Advance in a stated amount and (ii) detailing the reason it deems the advance to be nonrecoverable.

         Section 4.5 COMPLIANCE WITH WITHHOLDING REQUIREMENTS.

         Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders.

                               ARTICLE V
                            THE CERTIFICATES

         Section 5.1 THE CERTIFICATES.

         (a) The Certificates shall be substantially in the forms set forth in Exhibits A and B attached hereto, and shall be executed by the Trustee, authenticated by the Trustee and delivered to or upon the order of the Depositor. The Certificates shall be issuable in Authorized Denominations evidencing Percentage Interests. Certificates shall be executed by manual or facsimile signature on behalf of the Trust Fund by authorized officers of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at the time of execution the proper officers of the Trustee shall bind the Trust Fund, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         (b) The following definitions apply for purposes of this Section 5.1:
"Disqualified Organization" means any Person which is not a Permitted Transferee, but does not include any "Pass-Through Entity" which owns or holds a Residual Certificate and of which a Disqualified Organization, directly or indirectly, may be a stockholder, partner or beneficiary; "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate, and any organization to which Section 1381 of the Code applies; "Ownership Interest" means, with respect to any Residual Certificate, any ownership or security interest in such Residual Certificate, including any interest in a Residual Certificate as the Holder thereof and any other interest therein whether direct or indirect, legal or beneficial, as owner or as pledgee; "Transfer" means any direct or indirect transfer or sale of, or directly or indirectly transferring or selling, any Ownership Interest in a Residual Certificate; and "Transferee" means any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

         (c) Restrictions on Transfers of the Residual Certificate to Disqualified Organizations are set forth in this Section 5.1(c).

         (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                  (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee or the Certificate Registrar if not the same Person as the Trustee of any change or impending change in its status as a Permitted Transferee.

                  (B) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate to a U.S. Person, other than with respect to the initial Transfer, the Trustee or the Certificate Registrar if not the same Person as the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of (1) an affidavit and agreement (a "Transferee Affidavit and Agreement") attached hereto as Exhibit J from the proposed Transferee, in form and substance satisfactory to the Depositor, representing and warranting, among other things, that it is not a Non-U.S. Person, that such transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it shall endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.1(c) and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit I, from the Holder wishing to transfer the Residual Certificate, in form and substance satisfactory to the Depositor, representing and warranting, among other things, that no purpose of the proposed Transfer is to allow such Holder to impede the assessment or collection of tax.

                  (C) Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed Transferee under clause (B) above, if the Trustee or the Certificate Registrar if not the same Person as the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

                  (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate agrees by holding or acquiring such Ownership Interest (i) to require a Transferee Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest and to provide a certificate to the Trustee or the Certificate Registrar if not the same Person as the Trustee in the form attached hereto as Exhibit J; (ii) to obtain the express written consent of the Depositor prior to any transfer of such Ownership Interest, which consent may be withheld in the Depositor's sole discretion; and (iii) to provide a certificate to the Trustee or the Certificate Registrar if not the same Person as the Trustee in the form attached hereto as
         Exhibit I.

         (ii) The Trustee or the Certificate Registrar if not the same Person as the Trustee shall register the Transfer of any Residual Certificate only if it shall have received the Transferee

Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit J and all of such other documents as shall have been reasonably required by the Trustee or the Certificate Registrar if not the same Person as the Trustee as a condition to such registration.

         (iii) (A) If any Disqualified Organization shall become a Holder of a Residual Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. If any Non-U.S. Person shall become a Holder of a Residual Certificate, then the last preceding Holder which is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the Transfer to such Non-U.S. Person of such Residual Certificate. If a transfer of a Residual Certificate is disregarded pursuant to the provisions of Treasury Regulations
Section 1.860E-1 or Section 1.860G- 3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee, the Securities Administrator and the Certificate Registrar shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.1(c) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

                  (B) If any purported Transferee shall become a Holder of the Residual Certificate in violation of the restrictions in this Section 5.1(c) and to the extent that the retroactive restoration of the rights of the Holder of such Residual Certificate as described in clause
         (iii)(A) above shall be invalid, illegal or unenforceable, then the Depositor shall have the right, without notice to the Holder or any prior Holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Depositor on such terms as the Depositor may choose. Such purported Transferee shall promptly endorse and deliver the Residual Certificate in accordance with the instructions of the Depositor. Such purchaser may be the Depositor itself or any affiliate of the Depositor. The proceeds of such sale, net of the commissions (which may include commissions payable to the Depositor or its affiliates), expenses and taxes due, if any, shall be remitted by the Depositor to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Depositor, and the Depositor shall not be liable to any Person having an Ownership Interest in the Residual Certificate as a result of its exercise of such discretion.

         (iv) The Depositor, on behalf of the Trustee, shall make available, upon written request from the Trustee or the Securities Administrator all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in the Residual Certificate to any Person who is not a Permitted Transferee, including the information regarding "excess inclusions" of such Residual Certificate required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Section 1.860D-1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not a Permitted Transferee. Reasonable compensation for providing such information may be required by the Depositor from such Person.

         (v) The provisions of this Section 5.1 set forth prior to this Section 5.1(c)(v) may be modified, added to or eliminated, provided, that there shall have been delivered to the Trustee and the Securities Administrator the following:

                  (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current Ratings of the Certificates; and

                  (B) an Opinion of Counsel, in form and substance satisfactory to the Depositor (as evidenced by a certificate of the Depositor), to the effect that such modification, addition to or absence of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not create a risk that (1) the Trust Fund may be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person which is not a Permitted Transferee or (2) a Certificateholder or another Person will be subject to a REMIC-related tax caused by the Transfer of a Residual Certificate to a Person which is not a Permitted Transferee.

         (vi) The following legend shall appear on all Residual Certificates:

              ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFEREE AFFIDAVIT AND AGREEMENT TO THE DEPOSITOR, THE TRUSTEE AND THE CERTIFICATE REGISTRAR THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF

              A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

         (vii) The Holder of the Class R Certificate issued hereunder, while not a Disqualified Organization, is the Tax Matters Person.

         (d) (i) No purchase or transfer of a Senior Subordinate Certificate or a Class R Certificate or any interest therein shall be made by or to any "employee benefit plan" subject to ERISA or any "plan" described by Section 4975(e)(1) of the Code, or any entity deemed to hold plan assets of any of the foregoing by reason of a plan's investment in such entity (each, a "Plan") unless (A) in the case of the Senior Subordinate Certificates, the Person who acquires a Senior Subordinate Certificate or any interest therein shall provide to the Trustee and the Certificate Registrar a certificate in substantially the form of Exhibit H attached hereto certifying that (1) it has acquired and is holding such Certificates in reliance on Department of Labor Prohibited Transaction Exemption 94-84 or FAN 97-03E, as amended, that it understands that there are certain conditions to the availability of the exemptions, including that such Certificates are rated at the time of purchase in one of the top four rating categories by at least one Rating Agency, or (2) the purchaser is an insurance company general account that is eligible for, and satisfies all of the requirements of, Sections I and III of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and (B) in the case of a Class R Certificate, the Trustee receives either (1) an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase and holding of such Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Depositor, the Securities Administrator, any Servicer or the Master Servicer to any obligation or liability

(including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor, the Securities Administrator, any Servicer or the Master Servicer or (2) a Transferee Affidavit and Agreement in substantially the form attached hereto as Exhibit J. Each Person who acquires a Class R Certificate or a Senior Subordinate Certificate shall be deemed to certify that it meets the foregoing conditions, and that it will not transfer such Certificate in violation of the foregoing.

                  (ii) No purchase or transfer of a Junior Subordinate Certificate shall be made by or to a Plan unless such purchaser or transferee is an "insurance company general account" (within the meaning of PTCE 95-60) and is eligible for, and satisfies all of the requirements for exemptive relief under Sections I and III of PTCE 95-60. Each Person who acquires a Junior Subordinate Certificate or any interest therein shall be deemed to certify and shall be required to provide to the Trustee and the Certificate Registar a certificate in substantially the form attached hereto as Exhibit H signed by a Responsible Officer of such Person, which certificate shall not be an expense of the Trustee, the Securities Administrator, the Certificate Registrar or the Depositor) that it meets the foregoing conditions, and that it will not transfer such Certificate in violation of the foregoing.

         (e) Other than with respect to the initial transfer by the Depositor, no transfer, sale, pledge or other disposition of a Junior Subordinate Certificate shall be made unless such transfer, sale, pledge or other disposition is made in accordance with this Section 5.1(e), Section 5.1(f) or
Section 5.1(g). Each Person who, at any time, acquires any ownership interest in any Junior Subordinate Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions of this Section 5.1(e), Section 5.1(f) or Section 5.1(g), as applicable. No transfer of a Junior Subordinate Certificate shall be deemed to be made in accordance with this Section 5.1(e) unless such transfer is made pursuant to an effective registration statement under the Securities Act or unless the Trustee or the Certificate Registrar, if not the same Person as the Trustee, is provided with the certificates and either (i) an Opinion of Counsel, on which the Trustee and the Certificate Registrar may conclusively rely, which opines that such transfer is exempt from the registration requirements under the Securities Act or (ii) a statement of the Certificateholder desiring to effect such transfer certifying to the Trustee and the Certificate Registrar in writing, in substantially the form attached hereto as Exhibit F, the facts surrounding the transfer, with such modifications to such Exhibit F as may be appropriate to reflect the actual facts of the proposed transfer, and a statement of the Certificateholder's proposed transferee certifying to the Trustee and the Certificate Registrar in writing, in substantially the form attached hereto as Exhibit G, the facts surrounding the transfer, with such modifications to such Exhibit G as may be appropriate to reflect the actual facts of the proposed transfer. If such certificate of the proposed transferee does not contain substantially the substance of Exhibit G, the Trustee or the Certificate Registrar, if not the same Person as the Trustee, shall require an Opinion of Counsel satisfactory to it that such transfer may be made without registration, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Securities Administrator, the Certificate Registrar, the Trust

Fund or the Depositor. Such Opinion of Counsel shall allow for the forwarding, and the Trustee shall forward, a copy thereof to each Rating Agency. Notwithstanding the foregoing, any Class of Junior Subordinate Certificates may be transferred, sold, pledged or otherwise disposed of in accordance with the requirements set forth in Section 5.1(f) or Section 5.1(g).

         (f) Transfers of the Junior Subordinate Certificates may be made in accordance with this Section 5.1(f). To effectuate a Certificate transfer in accordance with this Section 5.1(f), the proposed transferee of such Certificate must provide the Trustee, the Certificate Registrar and the Depositor with an investment letter substantially in the form of Exhibit L attached hereto, which investment letter shall not be an expense of the Trustee, the Securities Administrator, the Certificate Registrar or the Depositor, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act provided by Rule 144A. Notwithstanding the foregoing, the proposed transferee of such Certificate shall not be required to provide the Trustee, the Certificate Registrar or the Depositor with Annex 1 or Annex 2 to the form of Exhibit L attached hereto if the Depositor so consents in writing (with a copy to the Trustee) prior to each such transfer. Such transfers shall be deemed to have complied with the requirements of this Section 5.1(f). The Holder of a Certificate desiring to effect such transfer hereby agrees to indemnify the Trustee, the Securities Administrator the Depositor, and the Certificate Registrar against any cost, expense or liability that may result if such transfer is not made in accordance with this Agreement.

         (g) Transfers of the Junior Subordinate Certificates may be made in accordance with this Section 5.1(g). To effectuate a Certificate transfer in accordance with this Section 5.1(g) without registration under the Securities Act, the Certificateholder desiring to effect such transfer must provide the Trustee, the Certificate Registrar and the Depositor with a certificate substantially in the form of Exhibit E attached hereto, to the effect that such transfer is being made in accordance with Rule 903 or Rule 904 of Regulation S. Such transfers shall be deemed to have complied with the requirements of this
Section 5.1(g). The Holder of a Certificate desiring to effect such transfer hereby agrees to indemnify the Trustee, the Securities Administrator the Depositor, and the Certificate Registrar against any cost, expense or liability that may result if such transfer is not made in accordance with this Agreement.

         (h) None of the Trustee or the Certificate Registrar shall have any liability to the Trust Fund and shall be indemnified by the Trust Fund for, any cost, liability or expense incurred by them arising from a registration or transfer of a Certificate in reliance upon a certification, Officer's Certificate, affidavit, ruling or Opinion of Counsel described in this Section 5.1.

         SECTION 5.2 CERTIFICATES ISSUABLE IN CLASSES; DISTRIBUTIONS OF PRINCIPAL AND INTEREST; AUTHORIZED DENOMINATIONS. The aggregate principal amount of Certificates that may be authenticated and delivered under this Agreement is limited to the aggregate Principal Balance of the Loans as of the Cut-Off Date, as specified in the Preliminary Statement to this Agreement, except for Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to
Section 5.3. Such aggregate principal amount shall be allocated among one or more Classes having designations, types of interests, initial per annum Remittance Rates, initial Class Principal Balances and last scheduled Distribution Dates as specified in the Preliminary Statement to this Agreement. The aggregate Percentage Interest of each Class of Certificates of which the Class Principal Balance equals zero as of the Cut-Off Date that may be authenticated and delivered under this Agreement is limited to 100%. Certificates shall be issued in Authorized Denominations.

         SECTION 5.3 REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES. The Trustee shall cause to be maintained at one of its offices or at its designated Certificate Registrar, a Certificate Register in which there shall be recorded the name and address of each Certificateholder. Subject to such reasonable rules and regulations as the Trustee may prescribe, the Certificate Register shall be amended from time to time by the Trustee or its agent to reflect notice of any changes received by the Trustee or its agent pursuant to Section 11.5. The Trustee may appoint an Eligible Institution to act as its agent in order to delegate to such Eligible Institution its duties as Certificate Registrar under this Agreement.

         Upon surrender for registration of transfer of any Certificate to the Trustee, the Trustee shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of Authorized Denominations of like Percentage Interest. At the option of the Certificateholders, Certificates may be exchanged for other Certificates in Authorized Denominations of like Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Trustee shall authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

         A reasonable service charge may be made for any such exchange or transfer of Certificates, and the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange or transfer of Certificates.

         All Certificates surrendered for exchange or transfer shall be canceled by the Trustee.

         SECTION 5.4 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If (i) any mutilated Certificate is surrendered to the Trustee or the Certificate Registrar, or (ii) the Trustee or the Certificate Registrar receives evidence to their satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Percentage Interest. Upon the issuance of any new Certificate under this Section 5.4, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any replacement Certificate issued pursuant to this Section 5.4 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost or stolen Certificate shall be found at any time.

         SECTION 5.5 PERSONS DEEMED OWNERS. The Depositor, the Securities Administrator, the Master Servicer, the Trustee and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section
4.1 and for all other purposes whatsoever, and neither the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Certificate Registrar, nor any agent of the Depositor, the Securities Administrator, the Master Servicer or the Trustee shall be affected by notice to the contrary.

         SECTION 5.6 TEMPORARY CERTIFICATES. Upon the initial issuance of the Certificates, the Trustee may execute, and the Trustee shall authenticate and deliver, temporary Certificates which are printed, lithographed, typewritten or otherwise produced, in any Authorized Denomination, of the tenor of the definitive Certificates in lieu of which they are issued and with such variations in form from the forms of the Certificates set forth as Exhibits A and B hereto as the Trustee's officers executing such Certificates may determine, as evidenced by their execution of the Certificates. Notwithstanding the foregoing, the Certificates may remain in the form set forth in this Section.

         If temporary Certificates are issued, the Trustee shall cause definitive Certificates to be prepared within ten Business Days of the Closing Date or as soon as practicable thereafter. After preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates, without charge to the Holder. Any tax or governmental charge that may be imposed in connection with any such exchange shall be borne by the Depositor. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Certificates of Authorized Denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates.

         SECTION 5.7 BOOK-ENTRY FOR BOOK-ENTRY CERTIFICATES. Notwithstanding the foregoing, the Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates of Authorized Denomination representing the Book-Entry Certificates, to be delivered to the Depository, the initial Clearing Agency, by, or on behalf of, the Depositor. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the Depository, as the initial Clearing Agency, and no Beneficial Holder shall receive a definitive certificate representing such Beneficial Holder's interest in any

Class of Book-Entry Certificate, except as provided above and in Section 5.9. Each Book-Entry Certificate shall bear the following legend:

                  Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         Unless and until definitive, fully registered Book-Entry Certificates (the "Definitive Certificates") have been issued to the Beneficial Holders pursuant to Section 5.9:

         (a) the provisions of this Section 5.7 shall be in full force and effect with respect to the Book-Entry Certificates;

         (b) the Securities Administrator, if any, and the Trustee may deal with the Clearing Agency for all purposes with respect to the Book-Entry Certificates (including the making of distributions on the Book-Entry Certificates) as the sole Certificateholder;

         (c) to the extent that the provisions of this Section 5.7 conflict with any other provisions of this Agreement, the provisions of this Section 5.7 shall control; and

         (d) the rights of the Beneficial Holders shall be exercised only through the Clearing Agency and the Depository Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the Depository Participants. Pursuant to the Depositary Agreement, unless and until Definitive Certificates are issued pursuant to Section 5.9, the initial Clearing Agency will make book-entry transfers among the Depository Participants and receive and transmit distributions of principal and interest on the related Class of Book-Entry Certificates to such Depository Participants.

         For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing a specified Percentage Interest, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning Book-Entry Certificates evidencing the requisite Percentage Interest represented by the Book-Entry Certificates. The Clearing Agency may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

         SECTION 5.8 NOTICES TO CLEARING Agency. Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to Section 5.9, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency which shall give such notices and communications to the related Depository Participants in accordance with its applicable rules, regulations and procedures.

         SECTION 5.9 DEFINITIVE CERTIFICATES. If (a) the Clearing Agency notifies the Trustee that it is no longer willing or able to discharge properly its responsibilities under the Depositary Agreement with respect to the Book-Entry Certificates and the Trustee is unable to locate a qualified successor, (b) the Depositor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Book-Entry Certificates through the Clearing Agency or (c) after the occurrence of an Event of Default, Certificateholders holding Book-Entry Certificates evidencing Percentage Interests aggregating not less than 66% of the aggregate Class Principal Balance of the Book-Entry Certificates advise the Trustee and the Clearing Agency through Depository Participants in writing that the continuation of a book-entry system with respect to the Book-Entry Certificates through the Clearing Agency is no longer in the best interests of the Certificateholders with respect to such Certificates, the Trustee shall notify or cause to be notified all Certificateholders of Book-Entry Certificates listed on a list delivered to it by the Depository of the occurrence of any such event and of the availability of Definitive Certificates. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall execute and the Trustee shall authenticate and deliver the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for all of the Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee and the Certificate Registrar shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.

                               ARTICLE VI
                 THE DEPOSITOR AND THE MASTER SERVICER

         SECTION 6.1 LIABILITY OF THE DEPOSITOR AND THE MASTER SERVICER.

         The Depositor and the Master Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement upon them in their respective capacities as Depositor and Master Servicer and undertaken hereunder by the Depositor and the Master Servicer herein.

         SECTION 6.2 MERGER OR CONSOLIDATION OF THE DEPOSITOR OR THE MASTER SERVICER.

         Subject to the following paragraph, the Depositor shall keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation. Subject to the following paragraph, the Master Servicer shall keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its formation. The Depositor and the Master Servicer each shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

         The Depositor or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, the Rating Agencies' ratings of the Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating Agencies).

         SECTION 6.3 LIMITATION ON LIABILITY OF THE DEPOSITOR, THE MASTER SERVICER, THE SERVICERS, THE SECURITIES ADMINISTRATOR AND OTHERS.

         None of the Depositor, the Master Servicer, the Securities Administrator, the Servicers or any of the directors, officers, employees or agents of the Depositor, the Master Servicer, the Securities Administrator or the Servicers shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement or the Servicing Agreements, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer, the Securities Administrator or any such person against any breach of warranties, representations or covenants made herein or in the Servicing Agreements, or against any specific liability imposed on the Master Servicer, the Securities Administrator or the Servicers pursuant hereto or pursuant to the Servicing Agreements, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder or under the Servicing Agreements. The Depositor, the Master Servicer, the Securities Administrator, the Servicers and any director, officer, employee or agent of the Depositor, the Master Servicer, the Securities Administrator or the Servicers may rely in good faith on any document of any kind which, PRIMA FACIE, is properly executed and submitted by any Person respecting any matters arising hereunder or under the Servicing Agreements. The Depositor, the Master Servicer, the Servicers, the Securities Administrator, the Custodian and any director, officer, employee or agent of the Depositor, the Master Servicer, the Servicers, the Custodian or the Securities Administrator shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement, the Certificates or any Servicing Agreement, or any loss, liability or expense incurred by any of such Persons other than by reason of such Person's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties hereunder. None of the Depositor, the Master Servicer, the Securities Administrator, the Custodian or any Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement, the Custodial Agreement or the applicable Servicing Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that each of the Depositor, the Master Servicer, the Custodian and the Securities Administrator may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Master Servicer, the Custodian, the Servicers and the Securities Administrator shall be entitled to be reimbursed therefor from the Master Servicer Collection Account as and to the extent provided in Article III, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Master Servicer Collection Account.

         SECTION 6.4 LIMITATION ON RESIGNATION OF THE MASTER SERVICER.

         The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to the preceding sentence permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of the Master Servicer and delivered to the Trustee and the Rating Agencies. No resignation of the Master Servicer shall become effective until the Trustee or a successor Master Servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

         SECTION 6.5 ASSIGNMENT OF MASTER SERVICING.

         The Master Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Master Servicer under this Agreement; provided, however, that: (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $15,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (c) shall be reasonably satisfactory to the Trustee (as evidenced in a writing signed by the Trustee); and (d) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement, any custodial agreement from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency's rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer and the Trustee; and (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Trustee an officer's certificate and an Opinion of Independent counsel, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.

         SECTION 6.6 RIGHTS OF THE DEPOSITOR IN RESPECT OF THE MASTER SERVICER.

         The Master Servicer shall afford the Depositor and the Trustee, upon reasonable notice, during normal business hours, access to all records maintained by the Master Servicer in respect of the Master Servicer's rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish to the Depositor and the Trustee the most recent financial statements of its parent and such other information relating to the Master Servicer's capacity to perform its obligations under this Agreement as it possesses. To the extent such information is not otherwise available to the public, the Depositor and the Trustee shall not disseminate any information obtained pursuant to the preceding two sentences without the Master Servicer's written consent, except as required pursuant to this Agreement or to the extent that it is appropriate to do so (i) in working with legal counsel, auditors, taxing authorities or other governmental agencies or (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Depositor, the Trustee or the Trust, and in any case, the Depositor or the Trustee, as the case may be, shall use its best efforts to assure the confidentiality of any such disseminated non-public information. The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer under this Agreement or exercise the rights of the Master Servicer under this Agreement; provided that the Master Servicer shall not be relieved of any of its obligations under this Agreement by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

                              ARTICLE VII
                                DEFAULT

         SECTION 7.1 MASTER SERVICER EVENTS OF DEFAULT.

         (A) "Master Servicer Event of Default," wherever used herein, means any one of the following events:

                  (i) any failure by the Master Servicer to remit to the Trustee for distribution to the Certificateholders any amounts (other than an Advance required to be made from its own funds on any Distribution Account Deposit Date pursuant to Section 4.4) received by it and required to be remitted to the Trustee under the terms of this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor or the Trustee (in which case notice shall be provided by telecopy), or to the Master Servicer, the Depositor, the Trustee and by the Holders of Certificates evidencing, in aggregate, not less than 25% of the Trust Fund; or

                  (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement, or the breach by the Master Servicer of any representation and warranty contained in Section 2.5, which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor or the Trustee or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing, in aggregate, not less than 25% of the Trust Fund; or

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 90 days; or

                  (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

                  (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                  (vi) any failure of the Master Servicer to make any Advance on any Distribution Account Deposit Date required to be made from its own funds pursuant to Section 4.4 which continues unremedied until 3:00 p.m. New York time on the Business Day immediately following the Distribution Account Deposit Date.

If a Master Servicer Event of Default described in clauses (ii) through (v) of this Section shall occur, then, and in each and every such case, so long as such Master Servicer Event of Default shall not have been remedied, the Depositor or the Trustee may, and at the written direction of the Holders of Certificates evidencing, in aggregate, not less than 51% of the Trust Fund, the Trustee shall, by notice in writing to the Master Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor) with a copy to each Rating Agency, terminate all of the rights and obligations of the Master Servicer in its capacity as Master Servicer under this Agreement, to the extent permitted by law, and in and to the Loans and the proceeds thereof. Except as otherwise provided in Section 7.4, if a Master Servicer Event of Default described in clause (i) or clause (vi) hereof shall occur, the Trustee shall, by notice in writing to the Master Servicer and the Depositor, terminate all of the rights and obligations of the Master Servicer in its capacity as Master Servicer under this Agreement and in and to the Loans and the proceeds thereof. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of the Master Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Loans and related documents, or otherwise. The Master Servicer agrees promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Trustee with all documents and records requested by it to enable it to assume the Master Servicer's functions under this Agreement, and to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights under this Agreement, including, without limitation, the transfer within one Business Day to the Trustee for administration by it of all cash amounts which at the time shall be or should have been credited by the Master Servicer to the Master Servicer Collection Account held by or on behalf of the Master Servicer or thereafter be received with respect to the Loans or any REO Property (provided, however, that the Master Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of Advances or otherwise, and shall continue to be entitled to the benefits of Section 6.3, notwithstanding any such termination, with respect to events occurring prior to such termination). For purposes of this Section 7.1, the Trustee shall not be deemed to have knowledge of a Master Servicer Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Trustee's Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such a Master Servicer Event of Default is received by the Trustee and such notice references the Certificates, the Trust or this Agreement. The Trustee shall promptly notify the Rating Agencies of the occurrence of a Master Servicer Event of Default of which it has knowledge as provided above.

         SECTION 7.2 TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

                  On and after the time the Master Servicer receives a notice of termination, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as Master Servicer under this Agreement and the transactions set forth or provided for herein, and all the responsibilities, duties and liabilities relating thereto and arising thereafter shall be assumed by the Trustee (except for any representations or warranties of the Master Servicer under this Agreement, the responsibilities, duties and liabilities contained in Section 2.3 and the obligation to deposit amounts in respect of losses pursuant to Section 3.23(c)) by the terms and provisions hereof including, without limitation, the Master Servicer's obligations to make Advances pursuant to Section 4.4; provided, however, that if the Trustee is prohibited by law or regulation from obligating itself to make advances regarding delinquent mortgage loans, then the Trustee shall not be obligated to make Advances pursuant to Section 4.4; and provided further, that any failure to perform such duties or responsibilities caused by the Master Servicer's failure to provide information required by Section 7.1 shall not be considered a default by the Trustee as successor to the Master Servicer hereunder. As compensation therefor, the Trustee shall be entitled to the Master Servicing Fee and all funds relating to the Loans, investment earnings on the Master Servicer Collection Account and the Distribution Account and all other renumeration to which the Master Servicer would have been entitled if it had continued to act hereunder. Notwithstanding the above and subject to the immediately following paragraph, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if it is prohibited by law from making advances regarding delinquent mortgage loans or if the Holders of Certificates evidencing, in aggregate, not less than 51% of the Trust Fund so request in writing promptly appoint or petition a court of competent jurisdiction to appoint, an established mortgage loan servicing institution acceptable to each Rating Agency and having a net worth of not less than $15,000,000, as the successor to the Master Servicer under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer under this Agreement.

                  No appointment of a successor to the Master Servicer under this Agreement shall be effective until the assumption by the successor of all of the Master Servicer's responsibilities, duties and liabilities hereunder. In connection with such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on Loans as it and such successor shall agree; PROVIDED, HOWEVER, that no such compensation shall be in excess of that permitted the Master Servicer as such hereunder. The Depositor, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Pending appointment of a successor to the Master Servicer under this Agreement, the Trustee shall act in such capacity as hereinabove provided. The transition costs and expenses incurred by the Trustee in connection with the replacement of the Master Servicer shall be reimbursed out of the Trust.

         SECTION 7.3 NOTIFICATION TO CERTIFICATEHOLDERS.

         (a) Upon any termination of the Master Servicer pursuant to Section 7.1 above or any appointment of a successor to the Master Servicer pursuant to
Section 7.2 above, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

         (b) Not later than the later of 60 days after the occurrence of any event, which constitutes or which, with notice or lapse of time or both, would constitute a Master Servicer Event of Default or five days after a Responsible Officer of the Trustee becomes aware of the occurrence of such an event, the Trustee shall transmit by mail to all Holders of Certificates notice of each such occurrence, unless such default or Master Servicer Event of Default shall have been cured or waived.

         SECTION 7.4 WAIVER OF MASTER SERVICER EVENTS OF DEFAULT.

         The Holders evidencing, in aggregate, not less than 66% of the aggregate Percentage Interests of all Classes of Certificates affected by any default or Master Servicer Event of Default hereunder may waive such default or Master Servicer Event of Default; PROVIDED, HOWEVER, that a default or Master Servicer Event of Default under clause (i) or (vi) of Section 7.1 may be waived only by all of the Holders of the Regular Interest Certificates. Upon any such waiver of a default or Master Servicer Event of Default, such default or Master Servicer Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Master Servicer Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                              ARTICLE VIII
               CONCERNING THE TRUSTEE AND THE SECURITIES
                             ADMINISTRATOR

         SECTION 8.1 DUTIES OF TRUSTEE AND SECURITIES ADMINISTRATOR.

         The Trustee, prior to the occurrence of a Master Servicer Event of Default and after the curing or waiver of all Master Servicer Events of Default which may have occurred, and the Securities Administrator each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the Securities Administrator, respectively. During the continuance of a Master Servicer Event of Default, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

         Each of the Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to it, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement. If any such instrument is found not to conform on its face to the requirements of this Agreement, the Trustee or the Securities Administrator, as the case may be, shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to its satisfaction, the Securities Administrator shall provide notice to the Trustee thereof and the Trustee shall provide notice to the Certificateholders.

         No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; PROVIDED, HOWEVER, that:

                  (i) Prior to the occurrence of a Master Servicer Event of Default, and after the curing or waiver of all such Master Servicer Events of Default which may have occurred with respect to the Trustee and at all times with respect to the Securities Administrator, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, neither the Trustee nor the Securities Administrator shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Securities Administrator and, in the absence of bad faith on the part of the Trustee or the Securities Administrator, respectively, the Trustee or the Securities Administrator, respectively, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee or the Securities Administrator, respectively, that conform to the requirements of this Agreement;

                  (ii) Neither the Trustee nor the Securities Administrator shall be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee or an officer or officers of the Securities Administrator, respectively, unless it shall be proved that the Trustee or the Securities Administrator, respectively, was negligent in ascertaining the pertinent facts; and

                  (iii) Neither the Trustee nor the Securities Administrator shall be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates evidencing, in aggregate, not less than 25% of the Trust Fund relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator or exercising any trust or power conferred upon the Trustee or the Securities Administrator under this Agreement.

         SECTION 8.2 CERTAIN MATTERS AFFECTING TRUSTEE AND SECURITIES ADMINISTRATOR.

         (a) Except as otherwise provided in Section 8.1:

                  (i) The Trustee and the Securities Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) The Trustee and the Securities Administrator may consult with counsel of its selection and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (iii) Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as the case may be, reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of a Master Servicer Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                  (iv) Neither the Trustee nor the Securities Administrator shall be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v) Prior to the occurrence of a Master Servicer Event of Default hereunder and after the curing or waiver of all Master Servicer Events of Default which may have occurred with respect to the Trustee and at all times with respect to the Securities Administrator, neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates evidencing, in aggregate, not less than 25% of the Trust Fund; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Trustee or the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, not reasonably assured to the Trustee or the Securities Administrator by such Certificateholders, the Trustee or the Securities Administrator, as applicable, may require reasonable indemnity satisfactory to it against such expense, or liability from such Certificateholders as a condition to taking any such action;

                  (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (vii) The Trustee shall not be liable for any loss resulting from the investment of funds held in the Master Servicer Collection Account or the Distribution Account at the direction of the Master Servicer pursuant to Section 3.23(c) or Section 3.25;

                  (viii) Neither the Trustee nor the Securities Administrator shall be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (ix) the Trustee shall not be deemed to have notice of any default or Master Servicer Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Certificates and this Agreement; and

                  (x) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, each agent, custodian and other Person employed to act hereunder.

         (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

         SECTION 8.3 TRUSTEE AND SECURITIES ADMINISTRATOR NOT LIABLE FOR CERTIFICATES OR LOANS.

         The recitals contained herein and in the Certificates (other than the signature of the Trustee, the authentication of the Trustee on the Certificates, the acknowledgments of the Trustee contained in Article II and the representations and warranties of the Trustee in Section 8.12) shall be taken as the statements of the Depositor and neither the Trustee nor the Securities Administrator assumes any responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representations or warranties as to the validity or sufficiency of this Agreement (other than as specifically set forth in Section 8.12) or of the Certificates (other than the signature of the Trustee and authentication of the Trustee on the Certificates) or of any Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Loans or deposited in or withdrawn from the Master Servicer Collection Account by the Master Servicer.

         SECTION 8.4 TRUSTEE AND SECURITIES ADMINISTRATOR MAY OWN CERTIFICATES.

         Each of the Trustee and the Securities Administrator in its individual capacity or any other capacity may become the owner or pledgee of Certificates and may transact business with other interested parties and their Affiliates with the same rights it would have if it were not Trustee or the Securities Administrator.

         SECTION 8.5 FEES AND EXPENSES OF TRUSTEE AND SECURITIES ADMINISTRATOR.

         The fees of the Trustee and the Securities Administrator hereunder and of Wells Fargo under the Custodial Agreement shall be paid in accordance with a side letter agreement with the Master Servicer and at the sole expense of the Master Servicer. In addition, the Trustee, the Securities Administrator, the Custodian and any director, officer, employee or agent of the Trustee, the Securities Administrator and the Custodian shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees and expenses) incurred by the Trustee or the Securities Administrator in connection with any default administration to be performed by the Trustee or the Securities Administrator pursuant to this Agreement or other agreements related hereto and any claim or legal action or any pending or threatened claim or legal action arising out of or in connection with the acceptance or administration of its respective obligations and duties under this Agreement, including other agreements related hereto, other than any loss, liability or expense (i) for which the Trustee is indemnified by the Master Servicer, (ii) that constitutes a specific liability of the Trustee or the Securities Administrator pursuant to Section 10.1(g) or (iii) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder by reason of reckless disregard of obligations and duties hereunder. The Master Servicer agrees to indemnify the Trustee, from, and hold the Trustee harmless against, any loss, liability or expense (including reasonable attorney's fees and expenses) incurred by the Trustee by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement or by reason of the Master Servicer's reckless disregard of its obligations and duties under this Agreement. Such indemnity shall survive the termination or discharge of this Agreement and the resignation or removal of the Trustee. Any payment hereunder made by the Master Servicer to the Trustee shall be from the Master Servicer's own funds, without reimbursement from REMIC I therefor.

         SECTION 8.6 ELIGIBILITY REQUIREMENTS FOR TRUSTEE AND SECURITIES ADMINISTRATOR.

         The Trustee and the Securities Administrator shall at all times be a corporation or an association (other than the Depositor, the Seller, the Master Servicer or any Affiliate of the foregoing) organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 (or a member of a bank holding company whose capital and surplus is at least $50,000,000) and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. In case at any time the Trustee or the Securities Administrator, as applicable, shall cease to be eligible in accordance with the provisions of this Section, the Trustee or the Securities Administrator, as applicable, shall resign immediately in the manner and with the effect specified in Section 8.7.

         SECTION 8.7 RESIGNATION AND REMOVAL OF TRUSTEE AND SECURITIES ADMINISTRATOR.

         The Trustee and the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor, to the Master Servicer, to the Securities Administrator (or the Trustee, if the Securities Administrator resigns) and to the Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee or successor securities administrator by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee or Securities Administrator, as applicable, and to the successor trustee or successor securities administrator, as applicable. A copy of such instrument shall be delivered to the Certificateholders, the Trustee, the Securities Administrator and the Master Servicer by the Depositor. If no successor trustee or successor securities administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator, as the case may be, may, at the expense of the Trust Fund, petition any court of competent jurisdiction for the appointment of a successor trustee, successor securities administrator, Trustee or Securities Administrator, as applicable.

         If at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 8.6 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee or the Securities Administrator, as applicable and appoint a successor trustee or successor securities administrator, as applicable, by written instrument, in duplicate, which instrument shall be delivered to the Trustee or the Securities Administrator so removed and to the successor trustee or successor securities administrator. A copy of such instrument shall be delivered to the Certificateholders, the Trustee, the Securities Administrator and the Master Servicer by the Depositor.

         The Holders of Certificates evidencing, in aggregate, not less than 51% of the Trust Fund may at any time remove the Trustee or the Securities Administrator and appoint a successor trustee or successor securities administrator by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee or the Securities Administrator so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders, the Trustee (in the case of the removal of the Securities Administrator), the Securities Administrator (in the case of the removal of the Trustee) and the Master Servicer by the Depositor. All costs and expenses incurred by the Trustee in connection with its removal without cause hereunder shall be reimbursed to it by the Trust Fund.

         Any resignation or removal of the Trustee or the Securities Administrator and appointment of a successor trustee or successor securities administrator pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee or successor securities administrator, as applicable, as provided in Section 8.8.

         Notwithstanding anything to the contrary contained herein, the Master Servicer and the Securities Administrator shall at all times be the same Person.

         SECTION 8.8 SUCCESSOR TRUSTEE OR SECURITIES ADMINISTRATOR.

         Any successor trustee or successor securities administrator appointed as provided in Section 8.7 shall execute, acknowledge and deliver to the Depositor and its predecessor trustee or predecessor securities administrator an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or predecessor securities administrator shall become effective and such successor trustee or successor securities administrator without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee or securities administrator herein. The predecessor trustee or predecessor securities administrator shall deliver to the successor trustee or successor securities administrator all Loan Documents and related documents and statements to the extent held by it hereunder, as well as all moneys, held by it hereunder, and the Depositor and the predecessor trustee or predecessor securities administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee or successor securities administrator all such rights, powers, duties and obligations.

         No successor trustee or successor securities administrator shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee or successor securities administrator shall be eligible under the provisions of Section 8.6 and the appointment of such successor trustee or successor securities administrator shall not result in a downgrading of any Class of Certificates by any Rating Agency, as evidenced by a letter from each Rating Agency.

         Upon acceptance of appointment by a successor trustee or successor securities administrator as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee or successor securities administrator, the successor trustee or successor securities administrator shall cause such notice to be mailed at the expense of the Depositor.

         SECTION 8.9 MERGER OR CONSOLIDATION OF TRUSTEE OR SECURITIES ADMINISTRATOR.

         Any corporation or association into which the Trustee or the Securities Administrator may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee or the Securities Administrator shall be a party, or any corporation or association succeeding to the business of the Trustee or the Securities Administrator shall be the successor of the Trustee or the Securities Administrator hereunder, provided such corporation or association shall be eligible under the provisions of Section 8.6, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         SECTION 8.10 APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

         Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the REMIC I or property securing the same may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of REMIC I, and to vest in such Person or Persons, in such capacity, and for the benefit of the Holders of the Certificates, such title to REMIC I, or any part thereof, and, subject to the other provisions of this
Section 8.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 8.6 hereunder and no
notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.8 hereof.

         In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to a defaulting Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to REMIC I or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee or co-trustee.

         SECTION 8.11 APPOINTMENT OF OFFICE OR AGENCY.

         The Trustee shall appoint an office or agency in the City of New York located at 55 Water Street, First Floor, New York, New York 10041, where the Certificates may be surrendered for registration of transfer or exchange, and presented for final distribution and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served.

         SECTION 8.12 REPRESENTATIONS AND WARRANTIES.

         The Trustee hereby represents and warrants to the Master Servicer, the Securities Administrator and the Depositor as applicable, as of the Closing Date, that:

                  (i) It is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America.

                  (ii) The execution and delivery of this Agreement by it, and the performance and compliance with the terms of this Agreement by it, will not violate its articles of association or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                  (iii) It has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of it, enforceable against it in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) It is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in its good faith and reasonable judgment, is likely to affect materially and adversely either the ability of it to perform its obligations under this Agreement or its financial condition.

                  (vi) No litigation is pending or, to the best of its knowledge, threatened against it, which would prohibit it from entering into this Agreement or, in its good faith reasonable judgment, is likely to materially and adversely affect either the ability of it to perform its obligations under this Agreement or its financial condition.

                               ARTICLE IX
                              TERMINATION

         SECTION 9.1 TERMINATION UPON PURCHASE OR LIQUIDATION OF ALL LOANS.

         (a) Subject to Section 9.2, the respective obligations and responsibilities under this Agreement of the Depositor, the Master Servicer and the Trustee (other than the obligations of the Master Servicer to the Trustee pursuant to Section 8.5 and of the Master Servicer to make remittances to the Trustee and the Trustee to make payments in respect of the REMIC I Regular Interests or the Classes of Certificates as hereinafter set forth) shall terminate upon payment to the Certificateholders and the deposit of all amounts held by or on behalf of the Trustee and required hereunder to be so paid or deposited on the Distribution Date coinciding with or following the earlier to occur of (i) the purchase by the Terminator (as defined below) of all Loans and each REO Property remaining in REMIC I and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Loan or REO Property remaining in REMIC I; PROVIDED, HOWEVER, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof. The purchase by the Terminator of all Loans and each REO Property remaining in REMIC I shall be at a price (the "Termination Price") equal to the sum of (i) the aggregate Purchase Price of all the Loans included in REMIC I, plus the fair market value of each REO Property, if any, included in REMIC I, such valuation to be conducted by an appraiser mutually agreed upon by the Terminator and the Trustee in their reasonable discretion plus (ii) any amounts due the Servicers and the Master Servicer in respect of unpaid Servicing Fees, Master Servicing Fees and outstanding Advances and Servicing Advances.

         (b) The Master Servicer shall have the right (the party exercising such right, the "Terminator"), to purchase all of the Loans and each REO Property remaining in REMIC I pursuant to clause (i) of the preceding paragraph no later than the Determination Date in the month immediately preceding the Distribution Date on which the Certificates will be retired; PROVIDED, HOWEVER, that the Terminator may elect to purchase all of the Loans and each REO Property remaining in REMIC I pursuant to clause (i) above only if the aggregate Scheduled Principal Balance of the Loans and each REO Property remaining in the Trust Fund at the time of such election is reduced to less than 10% of the aggregate Scheduled Principal Balance of the Loans as of the Cut-off Date.

         (c) Notice of the liquidation of the Certificates shall be given promptly by the Trustee by letter to the Certificateholders mailed (a) in the event such notice is given in connection with the purchase of the Loans and each REO Property by the Terminator, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and the final payment in respect of the REMIC I Regular Interests or the Certificates will be made upon presentation and surrender of the related

Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment, (iii) that no interest shall accrue in respect of the REMIC I Regular Interests or Certificates from and after the Interest Accrual Period relating to the final Distribution Date therefor and (iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee. In the event such notice is given in connection with the purchase of all of the Loans and each REO Property remaining in REMIC I by the Terminator, the Terminator shall deliver to the Trustee for deposit in the Distribution Account not later than the last Business Day of the month next preceding the month of the final distribution on the Certificates an amount in immediately available funds equal to the above-described Termination Price. The Trustee shall remit (a) to the Master Servicer from such funds deposited in the Distribution Account (i) any amounts which the Master Servicer notifies it in writing that the Master Servicer would be permitted to withdraw and retain from the Master Servicer Collection Account pursuant to Sections 3.24 and 3.26 and
(ii) any other amounts otherwise payable by the Trustee to the Master Servicer from amounts on deposit in the Distribution Account pursuant to the terms of this Agreement and notified by the Master Servicer in writing and (b) to the Servicers, any amounts reimbursable to the Servicers pursuant to the Servicing Agreements, in each case prior to making any final distributions pursuant to
Section 10.1(d) below. Upon certification to the Trustee by a Servicing Officer of the making of such final deposit, the Trustee shall promptly release to the Terminator the Mortgage Files for the remaining Loans, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer in each case without recourse, representation or warranty.

         (d) Upon presentation of the Certificates by the Certificateholders on the final Distribution Date, the Trustee shall distribute to each Certificateholder so presenting and surrendering its Certificates the amount otherwise distributable on such Distribution Date in accordance with Section 4.1 in respect of the Certificates so presented and surrendered. Any funds not distributed to any Holder or Holders of Certificates being retired on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 9.1 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall, directly or through an agent, mail a final notice to the remaining non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the trust funds. If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Depositor all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease. No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Trustee as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.1. Any such amounts held in trust by the Trustee shall be held in an Eligible Account and the Trustee may direct any depository institution maintaining such account to invest the funds in one or more Eligible Investments. All income and gain realized from the investment of funds deposited in such accounts held in trust by the Trustee shall be for the benefit of the Trustee; PROVIDED, HOWEVER, that the Trustee shall deposit in such account the amount of any loss of principal incurred in respect of any such Eligible Investment made with funds in such accounts immediately upon the realization of such loss.

                  Immediately following the deposit of funds in trust hereunder in respect of the Certificates, the Trust Fund shall terminate.

         SECTION 9.2 ADDITIONAL TERMINATION REQUIREMENTS.

         (a) In the event that the Terminator purchases all the Loans and each REO Property or the final payment on or other liquidation of the last Loan or REO Property remaining in REMIC I pursuant to Section 9.1, the Trust Fund shall be terminated in accordance with the following additional requirements:

                  (i) The Trustee shall specify the first day in the 90-day liquidation period in a statement attached to each Trust REMIC's final Tax Return pursuant to Treasury regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained by and at the expense of the Terminator;

                  (ii) During such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of REMIC I to the Terminator for cash; and

                  (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand in the Trust Fund (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

         (b) At the expense of the requesting Terminator (or, if the Trust Fund is being terminated as a result of the occurrence of the event described in clause (ii) of the first paragraph of Section 9.1, at the expense of the Trust
Fund), the Terminator shall prepare or cause to be prepared the documentation required in connection with the adoption of a plan of liquidation of each Trust REMIC pursuant to this Section 9.2.

         (c) By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for each Trust REMIC, which authorization shall be binding upon all successor Certificateholders.


                               ARTICLE X
                            REMIC PROVISIONS

         SECTION 10.1 REMIC ADMINISTRATION.

         (a) The Trustee shall elect to treat each Trust REMIC under the Code and, if necessary, under applicable state law and as instructed by the Securities Administrator. Each such election shall be made by the Securities Administrator on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of REMIC I, the REMIC I Regular Interests shall be designated as the Regular Interests in REMIC I and the Class R-1 component shall be designated as the Residual Interests in REMIC I. The REMIC II Regular Interest shall be designated as the Regular Interests in REMIC II and the Class R-2 component shall be designated as the Residual Interests in REMIC II. The Certificates shall be designated as the Regular Interests in REMIC III and the Class R-3 component shall be designated as the Residual Interests in REMIC III. The Trustee shall not permit the creation of any "interests" in each Trust REMIC (within the meaning of Section 860G of the Code) other than the REMIC I Regular Interests, REMIC II Regular Interests and the interests represented by the Certificates.

         (b) The Closing Date is hereby designated as the "Startup Day" of each Trust REMIC within the meaning of Section 860G(a)(9) of the Code.

         (c) The Securities Administrator shall be reimbursed for any and all expenses relating to any tax audit of the Trust Fund (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect to each Trust REMIC that involve the Internal Revenue Service or state tax authorities), including the expense of obtaining any tax related Opinion of Counsel except as specified herein. The Securities Administrator, as agent for each Trust REMIC's tax matters person shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving any Trust REMIC and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The holder of the largest Percentage Interest of each class of Residual Certificates shall be designated, in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1, as the tax matters person of the related REMIC created hereunder. By their acceptance thereof, the holder of the largest Percentage Interest of the Residual Certificates hereby agrees to irrevocably appoint the Securities Administrator or an Affiliate as its agent to perform all of the duties of the tax matters person for the Trust Fund.

         (d) The Securities Administrator shall prepare and file and the Trustee shall sign all of the Tax Returns in respect of each REMIC created hereunder. The expenses of preparing and filing such returns shall be borne by the Securities Administrator without any right of reimbursement therefor.

         (e) The Securities Administrator shall perform on behalf of each Trust REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue

Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Securities Administrator shall provide (i) to any Transferor of a Residual Certificate such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee upon receipt of additional reasonable compensation, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who shall serve as the representative of each Trust REMIC. The Depositor shall provide or cause to be provided to the Securities Administrator, within ten (10) days after the Closing Date, all information or data that the Securities Administrator reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

         (f) To the extent in the control of the Trustee or the Securities Administrator, each such Person (i) shall take such action and shall cause each REMIC created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions, (ii) shall not take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (A) endanger the status of each Trust REMIC as a REMIC or (B) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless such action or inaction is permitted under this Agreement or the Trustee and the Securities Administrator have received an Opinion of Counsel, addressed to them (at the expense of the party seeking to take such action but in no event at the expense of the Trustee or the Securities Administrator) to the effect that the contemplated action will not, with respect to any Trust REMIC, endanger such status or result in the imposition of such a tax, nor (iii) shall the Securities Administrator take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action; provided that the Securities Administrator may conclusively rely on such Opinion of Counsel and shall incur no liability for its action or failure to act in accordance with such Opinion of Counsel. In addition, prior to taking any action with respect to any Trust REMIC or the respective assets of each, or causing any Trust REMIC to take any action, which is not contemplated under the terms of this Agreement, the Securities Administrator shall consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any Trust REMIC, and the Securities Administrator shall not take any such action or cause any Trust REMIC to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event shall such cost be an expense of the Trustee.

         (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee pursuant to Section 10.3 hereof, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, (ii) to the Securities Administrator pursuant to Section 10.3 hereof, if such tax arises out of or results from a breach by the Securities Administrator of any of its obligations under this Article X,
(iii) to the Master Servicer pursuant to Section 10.3 hereof, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or under this Article X, or (iv) against amounts on deposit in the Distribution Account and shall be paid by withdrawal therefrom.

         (h) The Trustee and the Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each Trust REMIC on a calendar year and on an accrual basis.

         (i) Following the Startup Day, the Trustee shall not accept any contributions of assets to any Trust REMIC other than in connection with any Substitute Loan delivered in accordance with Section 2.3 unless it shall have received an Opinion of Counsel addressed to it to the effect that the inclusion of such assets in the Trust Fund will not cause the related REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

         (j) Neither the Trustee nor the Securities Administrator shall knowingly enter into any arrangement by which any Trust REMIC will receive a fee or other compensation for services nor permit either REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (k) The Securities Administrator shall apply for an employer identification number with the Internal Revenue Service via a Form SS-4 or other comparable method for each REMIC. In connection with the foregoing, the Securities Administrator shall provide the name and address of the person who can be contacted to obtain information required to be reported to the holders of Regular Interests in each REMIC as required by IRS Form 8811.

         SECTION 10.2 PROHIBITED TRANSACTIONS AND ACTIVITIES.

         None of the Depositor, the Securities Administrator, the Master Servicer or the Trustee shall sell, dispose of or substitute for any of the Loans (except in connection with (i) the foreclosure of a Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of REMIC I, (iii) the termination of REMIC I pursuant to Article IX of this Agreement, (iv) a substitution pursuant to

Article II of this Agreement or (v) a purchase of Loans pursuant to Article
II of this Agreement), nor acquire any assets for any Trust REMIC (other than REO Property acquired in respect of a defaulted Loan), nor sell or dispose of any investments in the Master Servicer Collection Account or the Distribution Account for gain, nor accept any contributions to any Trust REMIC after the Closing Date (other than a Substitute Loan delivered in accordance with Section 2.3), unless it has received an Opinion of Counsel, addressed to the Trustee and the Trustee (at the expense of the party seeking to cause such sale, disposition, substitution, acquisition or contribution but in no event at the expense of the Trustee) that such sale, disposition, substitution, acquisition or contribution will not (a) affect adversely the status of any Trust REMIC as a REMIC or (b) cause any Trust REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

         SECTION 10.3 INDEMNIFICATION.

         (a) The Trustee agrees to be liable for any taxes and costs incurred by the Trust Fund, the Depositor, the Securities Administrator or the Master Servicer including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor, the Securities Administrator or the Master Servicer as a result of the Trustee's failure to perform its covenants set forth in this Article X in accordance with the standard of care of the Trustee set forth in this Agreement.

         (b) The Master Servicer agrees to indemnify the Trust Fund, the Depositor and the Trustee for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of the Master Servicer's failure to perform its covenants set forth in Article III in accordance with the standard of care of the Master Servicer set forth in this Agreement.

         (c) The Securities Administrator agrees to be liable for any taxes and costs incurred by the Trust Fund, the Depositor or the Trustee including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the Trustee as a result of the Securities Administrator's failure to perform its covenants set forth in this Article X in accordance with the standard of care of the Securities Administrator set forth in this Agreement.

                               ARTICLE XI
                        MISCELLANEOUS PROVISIONS

         SECTION 11.1 AMENDMENT. This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, without the consent of any of the Certificateholders, (a) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement, (b) to modify, eliminate or add to any provisions to such extent as shall be necessary to maintain the qualification of the Trust Fund as three REMICs at all times that any Class A or Subordinate Certificates are outstanding, provided, that such action shall not, as evidenced by an Opinion of Counsel addressed to the Trustee and delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder. No amendment shall be deemed to adversely affect in any material respect the interests of any Certificateholder who shall have consented thereto, and no Opinion of Counsel shall be required to address the effect of any such amendment on any such consenting Certificateholder.

         This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates evidencing, in aggregate, not less than 66-2/3% of the Trust Fund for the purpose of adding any provisions or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, payments received on Loans which are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate; (b) adversely affect in any material respect the interest of the Holders of the Class A Certificates in a manner other than as described in
(a) above without the consent of the Holders of Class A Certificates aggregating not less than 66-2/3% of the aggregate Percentage Interest evidenced by all Class A Certificates; (c) adversely affect in any material respect the interest of the Holders of the Subordinate Certificates in a manner other than as described in clause (a) above without the consent of the Holders of Subordinate Certificates aggregating not less than 66-2/3% of the aggregate Percentage Interest evidenced by all Subordinate Certificates; (d) adversely affect in any material respect the interest of the Class R Certificateholder without the consent of the Holder of the Class R Certificate; (e) change in any material respect the rights and obligations of the Master Servicer or successor Master Servicer under this Agreement without the prior written consent of such party; or (f) reduce the aforesaid percentage of the Certificates the Holders of which are required to consent to any such amendments without the consent of the Holders of all Certificates then outstanding; provided, that for the purposes of this Agreement, the Holder of the Class R Certificate shall have no right to vote at all times that any Class A Certificates or Subordinate Certificates are outstanding if such amendment relates to the modification, elimination or addition of any provision necessary to maintain the qualification of the Trust Fund as two REMICs. Without limiting the generality of the foregoing, any amendment to this Agreement required in connection with the compliance with or the clarification of any reporting obligations described in

Section 3.18 hereof shall not require the consent of any Certificateholder or any Opinion of Counsel or Rating Agency confirmation.

         Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel addressed to it to the effect that such amendment will not cause either REMIC I, REMIC II or REMIC III of the Trust Fund to fail to qualify as a REMIC at any time that any REMIC I Regular Interests, REMIC II Regular Interests or REMIC II Certificates are outstanding.

         As soon as practicable after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and Rating Agency.

         It shall not be necessary for the consent of the Certificateholders under this Section 11.1 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel addressed to it stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

         SECTION 11.2 RECORDATION OF AGREEMENT; COUNTERPARTS. To the extent permitted by applicable law, this Agreement (or an abstract hereof, if acceptable by the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor at the expense of the Certificateholders, but only after the Depositor has delivered to the Trustee an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         SECTION 11.3 LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         Except as otherwise expressly provided herein no Certificateholder, solely by virtue of its status as Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless all of the Holders of Certificates evidencing, in aggregate, not less than 25% of the Trust Fund shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.3, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         SECTION 11.4 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES OTHER THAN 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.5 NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested
(a) in the case of the Depositor, to 31 West 52nd Street, New York, New York,
Attention: Deutsche Mortgage Securities, Inc., Mortgage Loan Trust, Series 2003-1, (telecopy number:(212) 469-6933), or such other address or telecopy number as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Depositor, (b) in the case of the Master Servicer and the Securities Administrator, P.O. Box 98, Columbia, Maryland 21046 and for overnight delivery to 9062 Old Annapolis Road, Columbia, Maryland 21045,
Attention: Deutsche Mortgage Securities, Inc., 2003-1 (telecopy number: (410)

715-2380), or such other address or telecopy number as may hereafter be furnished to the Trustee and the Depositor in writing by the Master Servicer or the Securities Administrator, and (c) in the case of the Trustee, at the Corporate Trust Office or such other address or telecopy number as the Trustee may hereafter be furnish to the Master Servicer and the Depositor in writing by the Trustee. Any notice required or permitted to be given to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder also shall be mailed to the appropriate party in the manner set forth above.

         SECTION 11.6 SEVERABILITY OF PROVISIONS.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         SECTION 11.7 NOTICE TO RATING AGENCIES.

         The Trustee shall use its best efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which it has actual knowledge:

                  1.       Any material change or amendment to this Agreement;

                  2. The occurrence of any Master Servicer Event of Default that has not been cured or waived;

                  3. The resignation or termination of the Master Servicer or the Trustee;

                  4. The repurchase or substitution of Loans pursuant to or as contemplated by Section 2.3;

                  5. The final payment to the Holders of any Class of Certificates;

                  6. Any change in the location of the Master Servicer Collection Account or the Distribution Account; and

                  7. Any event that would result in the inability of the Trustee to make advances regarding delinquent Loans pursuant to Section 7.2.

                  The Master Servicer shall make available to each Rating Agency copies of the following:

                  1.       Each annual statement as to compliance described in
                           Section 3.16; and

                  2. Each annual independent public accountants' servicing report described in Section 3.17.

                  Any such notice pursuant to this Section 11.7 shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service to Standard & Poor's, a division of the McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041 and to Fitch Ratings, 1 State Street Plaza, New York, New York 10004 or such other addresses as the Rating Agencies may designate in writing to the parties hereto.

         SECTION 11.8 ARTICLE AND SECTION REFERENCES.

         All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

         SECTION 11.9 GRANT OF SECURITY INTEREST.

         It is the express intent of the parties hereto that the conveyance of the Loans by the Depositor to the Trustee, on behalf of the Trust and for the benefit of the Certificateholders, be, and be construed as, a sale of the Loans by the Depositor and not a pledge of the Loans to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the aforementioned intent of the parties, the Loans are held to be property of the Depositor, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Loans by the Depositor to the Trustee, on behalf of the Trust and for the benefit of the Certificateholders, to secure a debt or other obligation of the Depositor and (b)(1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of New York; (2) the conveyance provided for in Section 2.1 hereof shall be deemed to be a grant by the Depositor to the Trustee, on behalf of the Trust and for the benefit of the Certificateholders, of a security interest in all of the Depositor's right, title and interest in and to the Loans and all amounts payable to the holders of the Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Master Servicer Collection Account and the Distribution Account, whether in the form of cash, instruments, securities or other property; (3) the obligations secured by such security agreement shall be deemed to be all of the Depositor's obligations under this Agreement, including the obligation to provide to the Certificateholders the benefits of this Agreement relating to the Loans and the Trust Fund; and (4) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. Accordingly, the Depositor hereby grants to the Trustee, on behalf of the Trust and for the benefit of the Certificateholders, a security interest in the Loans and all other property described in clause (2) of the preceding sentence, for

\the purpose of securing to the Trustee the performance by the Depositor of the obligations described in clause (3) of the preceding sentence. Notwithstanding the foregoing, the parties hereto intend the conveyance pursuant to Section 2.1 to be a true, absolute and unconditional sale of the Loans and assets constituting the Trust Fund by the Depositor to the Trustee, on behalf of the Trust and for the benefit of the Certificateholders.

         SECTION 11.10 THIRD PARTY BENEFICIARIES.

         For purposes of Sections 2.5, 3.1, 3.5, 3.7, 3.15(c), 3.18, 3.22, 3.26
and 6.3, the Servicers shall be third party beneficiaries of this Agreement and each Servicer shall have the right to enforce such provisions. Further, it is understood and agreed that the obligations of the Servicers are set forth in their entirety in the related Servicing Agreement and the Servicers are not bound by the terms hereof.

              [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Securities Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.



                                        DEUTSCHE MORTGAGE SECURITIES, INC., as
                                        Depositor


                                        By
                                          --------------------------------------
                                        Name:
                                        Its:


                                        By
                                          --------------------------------------
                                        Name:
                                        Its:





                                        WELLS FARGO BANK MINNESOTA, NATIONAL
                                        ASSOCIATION as Master Servicer and
                                        Securities Administrator


                                        By
                                          --------------------------------------
                                        Name:
                                        Its:





                                        BANK ONE NATIONAL ASSOCIATION, not in
                                        its individual capacity but solely as
                                        Trustee


                                        By:
                                          --------------------------------------
                                        Name:
                                        Its:

STATE OF                   )
                           ) ss.:
COUNTY OF                  )

         On the ___ day of March 2003, before me, a notary public in and for said State, personally appeared _____________________ known to me to be a _____________________ of Deutsche Mortgage Securities, Inc ., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                 Notary Public


[Notarial Seal]

STATE OF                )
                        ) ss.:
COUNTY OF               )

                  On the ___ day of March 2003, before me, a notary public in and for said State, personally appeared _____________________ known to me to be a _____________________ of Deutsche Mortgage Securities, Inc ., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                             Notary Public


[Notarial Seal]

STATE OF                )
                        ) ss.:
COUNTY OF               )

                  On the __ day of March 2003, before me, a notary public in and for said State, personally appeared ___________________________ known to me to be a ____________________ of Wells Fargo Bank Minnesota, National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                 Notary Public


[Notarial Seal]

STATE OF                   )
                           ) ss.:
COUNTY OF                  )

                  On the ___ day of March 2003, before me, a notary public in and for said State, personally appeared _______________ known to me to be a _______________ of Bank One, National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                   Notary Public


[Notarial Seal]

                                    EXHIBIT A

                              FORMS OF CERTIFICATES

                                                                     Exhibit A-1
                                                                CUSIP __________

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class I-A-1

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                       DEUTSCHE MORTGAGE SECURITIES, INC.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 31, 2003. The rate at which interest is payable as of the Issue Date with respect to this Certificate is _____% per annum.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2003-1                                        Portion of
                                                     the Class I-A-1
                                                     Principal Balance
                                                     as of the Cut-Off
                                                     Date evidenced by
                                                     this Certificate:
                                                     $____________________

Class I-A-1 Remittance Rate:                         _____%

Cut-Off Date:                                        March 1, 2003

First Distribution Date:                             April 25, 2003

Last Scheduled Distribution Date:                    April 25, 2033

Class I-A-1 Principal Balance
as of the Cut-Off Date:                              $_______________________

                                   Cede & Co.
                                   ---- - ---

                                Registered Owner              Certificate No.__

                                                                     Exhibit A-2
                                                                CUSIP __________

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class I-A-2

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                       DEUTSCHE MORTGAGE SECURITIES, INC.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 31, 2003. The rate at which interest is payable as of the Issue Date with respect to this Certificate is variable.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2003-1                                        Portion of
                                                     the Class I-A-2
                                                     Principal Balance
                                                     as of the Cut-Off
                                                     Date evidenced by
                                                     this Certificate:
                                                     $_______________

Class I-A-2 Remittance Rate:                         Variable

Cut-Off Date:                                        March 1, 2003

First Distribution Date:                             April 25, 2003

Last Scheduled Distribution Date:                    April 25, 2033

Class I-A-2 Principal Balance
as of the Cut-Off Date:                              $_______________________

                                   Cede & Co.
                                   ---- - ---

                                Registered Owner              Certificate No.___

                                                                     Exhibit A-3
                                                                CUSIP __________

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class I-A-3

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                       DEUTSCHE MORTGAGE SECURITIES, INC.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 31, 2003. The rate at which interest is payable as of the Issue Date with respect to this Certificate is variable.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2003-1                                Portion of the Class I-A-3 Notional
                                             Amount as of the Cut-Off Date
                                             evidenced by this Certificate:
                                             $_______________

Class I-A-3 Remittance Rate:                 Variable

Cut-Off Date:                                March 1, 2003

First Distribution Date:                     April 25, 2003

Last Scheduled Distribution Date:            April 25, 2033

Class I-A-3 Notional Amount
as of the Cut-Off Date:                      $_______________________


                                   Cede & Co.
                                   ---- - ---
                                Registered Owner              Certificate No.___

                                                                     Exhibit A-4
                                                                CUSIP __________

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class I-A-4

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                       DEUTSCHE MORTGAGE SECURITIES, INC.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 31, 2003. The rate at which interest is payable as of the Issue Date with respect to this Certificate is _____% per annum.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2003-1                                Portion of the Class I-A-4
                                             Principal Balance as of the Cut-Off
                                             Date evidenced by this Certificate:
                                             $_______________

Class I-A-4 Remittance Rate:                 _____%

Cut-Off Date:                                March 1, 2003

First Distribution Date:                     April 25, 2003

Last Scheduled Distribution Date:            March 25, 2014

Class I-A-4 Principal Balance
as of the Cut-Off Date:                      $_______________________


                                   Cede & Co.
                                   ---- - ---
                                Registered Owner              Certificate No.___

                                                                     Exhibit A-5
                                                                CUSIP __________

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class I-A-5

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                       DEUTSCHE MORTGAGE SECURITIES, INC.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 31, 2003. The rate at which interest is payable as of the Issue Date with respect to this Certificate is _____% per annum.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2003-1                                Portion of the Class I-A-5
                                             Principal Balance as of the Cut-Off
                                             Date evidenced by this Certificate:
                                             $_______________

Class I-A-5 Remittance Rate:                 _____%

Cut-Off Date:                                March 1, 2003

First Distribution Date:                     April 25, 2003

Last Scheduled Distribution Date:            August 25, 2023

Class I-A-5 Principal Balance
as of the Cut-Off Date:                      $_______________________


                                   Cede & Co.
                                   ---- - ---
                                Registered Owner              Certificate No.___

                                                                     Exhibit A-6
                                                                CUSIP __________

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class I-A-6

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                       DEUTSCHE MORTGAGE SECURITIES, INC.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 31, 2003. The rate at which interest is payable as of the Issue Date with respect to this Certificate is _____% per annum.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2003-1                                Portion of the Class I-A-6
                                             Principal Balance as of the Cut-Off
                                             Date evidenced by this Certificate:
                                             $_______________

Class I-A-6 Remittance Rate:                 _____%

Cut-Off Date:                                March 1, 2003

First Distribution Date:                     April 25, 2003

Last Scheduled Distribution Date:            April 25, 2033

Class I-A-6 Principal Balance
as of the Cut-Off Date:                      $_______________________


                                   Cede & Co.
                                   ---- - ---
                                Registered Owner              Certificate No.___

                                                                     Exhibit A-7
                                                                CUSIP __________

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class I-A-7

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                       DEUTSCHE MORTGAGE SECURITIES, INC.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 31, 2003. The rate at which interest is payable as of the Issue Date with respect to this Certificate is _____% per annum.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2003-1                                Portion of the Class I-A-7
                                             Principal Balance as of the Cut-Off
                                             Date evidenced by this Certificate:
                                             $_______________

Class I-A-7 Remittance Rate:                 _____%

Cut-Off Date:                                March 1, 2003

First Distribution Date:                     April 25, 2003

Last Scheduled Distribution Date:            April 25, 2033

Class I-A-7 Principal Balance
as of the Cut-Off Date:                      $_______________________

                                   Cede & Co.
                                   ---- - ---

                                Registered Owner              Certificate No.___

                                                                     Exhibit A-8
                                                                CUSIP __________

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class I-A-8

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                       DEUTSCHE MORTGAGE SECURITIES, INC.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 31, 2003. The rate at which interest is payable as of the Issue Date with respect to this Certificate is _____% per annum.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2003-1                                Portion of the Class I-A-8
                                             Principal Balance as of the Cut-Off
                                             Date evidenced by this Certificate:
                                             $_______________

Class I-A-8 Remittance Rate:                 _____%

Cut-Off Date:                                March 1, 2003

First Distribution Date:                     April 25, 2003

Last Scheduled Distribution Date:            April 25, 2033

Class I-A-8 Principal Balance
as of the Cut-Off Date:                      $_______________________


                                   Cede & Co.
                                   ---- - ---
                                Registered Owner              Certificate No.___

                                                                     Exhibit A-9
                                                                CUSIP __________

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class I-A-X

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                       DEUTSCHE MORTGAGE SECURITIES, INC.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 31, 2003. The rate at which interest is payable as of the Issue Date with respect to this Certificate is _____% per annum.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2003-1                                Portion of the Class I-A-X Notional
                                             Amount as of the Cut-Off Date
                                             evidenced by this Certificate:
                                             $_______________

Class I-A-X Remittance Rate:                  _____%

Cut-Off Date:                                 March 1, 2003

First Distribution Date:                      April 25, 2003

Last Scheduled Distribution Date:             April 25, 2033

Class I-A-X Notional Amount
as of the Cut-Off Date:                       $_______________________


                                   Cede & Co.
                                   ---- - ---
                                Registered Owner              Certificate No.___

                                                                    Exhibit A-10
                                                                CUSIP __________

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class I-A-PO

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                       DEUTSCHE MORTGAGE SECURITIES, INC.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 31, 2003. Interest is not payable with respect to this Certificate.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2003-1                                Portion of the Class I-A-PO
                                             Principal Balance as of the Cut-Off
                                             Date evidenced by this Certificate:
                                             $_______________

Class I-A-PO Remittance Rate:                0.000%

Cut-Off Date:                                March 1, 2003

First Distribution Date:                     April 25, 2003

Last Scheduled Distribution Date:            April 25, 2033

Class I-A-PO Principal Balance
as of the Cut-Off Date:                      $_______________________


                                   Cede & Co.
                                   ---- - ---
                                Registered Owner              Certificate No.___

                                                                    Exhibit A-11
                                                               CUSIP ___________

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class II-A

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                       DEUTSCHE MORTGAGE SECURITIES, INC.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 31, 2003. The rate at which interest is payable as of the Issue Date with respect to this Certificate is _____% per annum.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2003-1                                Portion of the Class II-A Principal
                                             Balance as of the Cut-Off Date
                                             evidenced by this Certificate:
                                             $_______________

Class II-A Remittance Rate:                  _____%

Cut-Off Date:                                March 1, 2003

First Distribution Date:                     April 25, 2003

Last Scheduled Distribution Date:            April 25, 2018

Class II-A Principal Balance

as of the Cut-Off Date:                      $_______________________


                                   Cede & Co.
                                   ---- - ---
                                Registered Owner              Certificate No.___

                                                                    Exhibit A-12
                                                                  CUSIP ________

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                  Class II-A-X

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                       DEUTSCHE MORTGAGE SECURITIES, INC.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 31, 2003. The rate at which interest is payable as of the Issue Date with respect to this Certificate is _____% per annum.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 2003-1                                Portion of the Class II-A-X
                                             Notional Amount as of the Cut-Off
                                             Date evidenced by this Certificate:
                                             $_______________

Class II-A-X Remittance Rate:                _____%

Cut-Off Date:                                March 1, 2003

First Distribution Date:                     April 25, 2003

Last Scheduled Distribution Date:            April 25, 2018

Class II-A-X Notional Amount
as of the Cut-Off Date:                      $_______________________


                                   Cede & Co.
                                   ---- - ---
                                Registered Owner              Certificate No.___

                                                                    Exhibit A-13
                                                                CUSIP __________

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class M

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                       DEUTSCHE MORTGAGE SECURITIES, INC.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is March 31, 2003. The rate at which interest is payable as of the Issue Date with respect to this Certificate is variable.

         IN THE CASE OF ANY CLASS M CERTIFICATE PRESENTED FOR REGISTRATION THE TRANSFEREE OF SUCH CERTIFICATE SHALL PROVIDE AN OFFICER'S CERTIFICATE SIGNED BY A RESPONSIBLE OFFICER OF SUCH TRANSFEREE STATING THAT SUCH TRANSFEREE (I) IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A "PLAN" DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY (A "PLAN"), OR (II) EITHER (A) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATES IN RELIANCE ON DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION 94-84 OR FAN 97-03E, AS AMENDED, THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE EXEMPTIONS, INCLUDING THAT SUCH CERTIFICATES ARE RATED AT THE TIME OF PURCHASE IN ONE OF THE TOP FOUR RATING CATEGORIES BY AT LEAST ONE RATING AGENCY (AS DEFINED IN THE POOLING AGREEMENT) OR (B) THE TRANSFEREE IS AN INSURANCE COMPANY USING ASSETS OF AN "INSURANCE COMPANY GENERAL ACCOUNT" THAT IS ELIGIBLE FOR, AND SATISFIES ALL OF THE REQUIREMENTS OF SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

The Class M Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 2003-1                                Portion of the Class M Principal
                                             Balance as of the Cut-Off Date
                                             evidenced by this Certificate:
                                             $_______________

Class M Remittance Rate:                     Variable

Cut-Off Date:                                March 1, 2003

First Distribution Date:                     April 25, 2003

Last Scheduled Distribution Date:            April 25, 2033

Class M Principal Balance

as of the Cut-Off Date:                      $_______________________


                                   Cede & Co.
                                   ---- - ---
                                Registered Owner              Certificate No.___

                                                                    Exhibit A-14
                                                                CUSIP __________

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-1

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                       DEUTSCHE MORTGAGE SECURITIES, INC.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 31, 2003. The rate at which interest is payable as of the Issue Date with respect to this Certificate is variable.

         IN THE CASE OF ANY CLASS B-1 CERTIFICATE PRESENTED FOR REGISTRATION THE TRANSFEREE OF SUCH CERTIFICATE SHALL PROVIDE AN OFFICER'S CERTIFICATE SIGNED BY A RESPONSIBLE OFFICER OF SUCH TRANSFEREE STATING THAT SUCH TRANSFEREE (I) IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A "PLAN" DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY (A "PLAN"), OR (II) EITHER (A) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATES IN RELIANCE ON DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION 94-84 OR FAN 97-03E, AS AMENDED, THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE EXEMPTIONS, INCLUDING THAT SUCH CERTIFICATES ARE RATED AT THE TIME OF PURCHASE IN ONE OF THE TOP FOUR RATING CATEGORIES BY AT LEAST ONE RATING AGENCY (AS DEFINED IN THE POOLING AGREEMENT) OR (B) THE TRANSFEREE IS AN INSURANCE COMPANY USING ASSETS OF AN "INSURANCE COMPANY GENERAL ACCOUNT" THAT IS ELIGIBLE FOR, AND SATISFIES ALL OF THE REQUIREMENTS OF SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

The Class B-1 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 2003-1                                Portion of the Class B-1 Principal
                                             Balance as of the Cut-Off Date
                                             evidenced by this Certificate:
                                             $_______________

Class B-1 Remittance Rate:                   Variable

Cut-Off Date:                                March 1, 2003

First Distribution Date:                     April 25, 2003

Last Scheduled Distribution Date:            April 25, 2033

Class B-1 Principal Balance

as of the Cut-Off Date:                      $_______________________


                                   Cede & Co.
                                   ---- - ---
                                Registered Owner              Certificate No.___

                                                                    Exhibit A-15
                                                                CUSIP __________

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-2

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                       DEUTSCHE MORTGAGE SECURITIES, INC.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 31, 2003. The rate at which interest is payable as of the Issue Date with respect to this Certificate is variable.

         IN THE CASE OF ANY CLASS B-2 CERTIFICATE PRESENTED FOR REGISTRATION THE TRANSFEREE OF SUCH CERTIFICATE SHALL PROVIDE AN OFFICER'S CERTIFICATE SIGNED BY A RESPONSIBLE OFFICER OF SUCH TRANSFEREE STATING THAT SUCH TRANSFEREE (I) IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A "PLAN" DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY (A "PLAN"), OR (II) EITHER (A) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATES IN RELIANCE ON DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION 94-84 OR FAN 97-03E, AS AMENDED, THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE EXEMPTIONS, INCLUDING THAT SUCH CERTIFICATES ARE RATED AT THE TIME OF PURCHASE IN ONE OF THE TOP FOUR RATING CATEGORIES BY AT LEAST ONE RATING AGENCY (AS DEFINED IN THE POOLING AGREEMENT) OR (B) THE TRANSFEREE IS AN INSURANCE COMPANY USING ASSETS OF AN "INSURANCE COMPANY GENERAL ACCOUNT" THAT IS ELIGIBLE FOR, AND SATISFIES ALL OF THE REQUIREMENTS OF SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

The Class B-2 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 2003-1                                Portion of the Class B-2 Principal
                                             Balance as of the Cut-Off Date
                                             evidenced by this Certificate:
                                             $_______________

Class B-2 Remittance Rate:                   Variable

Cut-Off Date:                                March 1, 2003

First Distribution Date:                     April 25, 2003

Last Scheduled Distribution Date:            April 25, 2033

Class B-2 Principal Balance
as of the Cut-Off Date:                      $_______________________


                                   Cede & Co.
                                   ---- - ---
                                Registered Owner              Certificate No.___

                                                                    Exhibit A-16
                                                                CUSIP __________

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-3

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                       DEUTSCHE MORTGAGE SECURITIES, INC.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is March 31, 2003. The rate at which interest is payable as of the Issue Date with respect to this Certificate is variable.

         IN THE CASE OF ANY CLASS B-3 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR ANY "PLAN" DESCRIBED IN SECTION 4975 OF THE CODE OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF A PLAN'S INTEREST IN SUCH ENTITY (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE SUCH TRANSFEREE TO PROVIDE AN OFFICER'S CERTIFICATE SIGNED BY A RESPONSIBLE OFFICER OF SUCH TRANSFEREE STATING THAT THE TRANSFEREE IS AN INSURANCE COMPANY USING ASSETS OF AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60) TO EFFECT SUCH PURCHASE AND SATISFIES ALL OF THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER SECTIONS I AND III OF PTCE 95-60, WHICH OFFICER'S CERTIFICATE SHALL NOT BE AN EXPENSE OF THE TRUSTEE OR THE DEPOSITOR.

The Class B-3 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 2003-1

                                             Portion of the Class B-3 Principal
                                             Balance as of the Cut-Off Date
                                             evidenced by this Certificate:
                                             $_______________

Class B-3 Remittance Rate:                   Variable

Cut-Off Date:                                March 1, 2003

First Distribution Date:                     April 25, 2003

Last Scheduled Distribution Date:            April 25, 2033

Class B-3 Principal Balance
as of the Cut-Off Date:                      $_______________________


                        ----------------------------
                                Registered Owner              Certificate No.___

                                                                    Exhibit A-17
                                                                CUSIP __________

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-4

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                       DEUTSCHE MORTGAGE SECURITIES, INC.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is March 31, 2003. The rate at which interest is payable as of the Issue Date with respect to this Certificate is variable.

         IN THE CASE OF ANY CLASS B-4 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR ANY "PLAN" DESCRIBED IN SECTION 4975 OF THE CODE OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF A PLAN'S INTEREST IN SUCH ENTITY (A "PLAN"), THE TRUSTEE SHALL REQUIRE SUCH TRANSFEREE TO PROVIDE AN OFFICER'S CERTIFICATE SIGNED BY A RESPONSIBLE OFFICER OF SUCH TRANSFEREE STATING THAT THE TRANSFEREE IS AN INSURANCE COMPANY USING ASSETS OF AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60) TO EFFECT SUCH PURCHASE AND SATISFIES ALL OF THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER SECTIONS I AND III OF PTCE 95-60, WHICH OFFICER'S CERTIFICATE SHALL NOT BE AN EXPENSE OF THE TRUSTEE OR THE DEPOSITOR.

The Class B-4 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 2003-1                                Portion of the Class B-4 Principal
                                             Balance as of the Cut-Off Date
                                             evidenced by this Certificate:
                                             $_______________

Class B-4 Remittance Rate:                   Variable

Cut-Off Date:                                March 1, 2003

First Distribution Date:                     April 25, 2003

Last Scheduled Distribution Date:            April 25, 2033

Class B-4 Principal Balance
as of the Cut-Off Date:                      $_______________________


                        ----------------------------
                                Registered Owner              Certificate No.___

                                                                    Exhibit A-18
                                                                CUSIP __________

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class B-5

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                       DEUTSCHE MORTGAGE SECURITIES, INC.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is March 31, 2003. The rate at which interest is payable as of the Issue Date with respect to this Certificate is variable.

         IN THE CASE OF ANY CLASS B-5 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR ANY "PLAN" DESCRIBED IN SECTION 4975 OF THE CODE OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF A PLAN'S INTEREST IN SUCH ENTITY (A "PLAN"), THE TRUSTEE SHALL REQUIRE SUCH TRANSFEREE TO PROVIDE AN OFFICER'S CERTIFICATE SIGNED BY A RESPONSIBLE OFFICER OF SUCH TRANSFEREE STATING THAT THE TRANSFEREE IS AN INSURANCE COMPANY USING ASSETS OF AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60) TO EFFECT SUCH PURCHASE AND SATISFIES ALL OF THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER SECTIONS I AND III OF PTCE 95-60, WHICH OFFICER'S CERTIFICATE SHALL NOT BE AN EXPENSE OF THE TRUSTEE OR THE DEPOSITOR.

The Class B-5 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 2003-1                                Portion of the Class B-5 Principal
                                             Balance as of the Cut-Off Date
                                             evidenced by this Certificate:
                                             $_______________

Class B-5 Remittance Rate:                   Variable

Cut-Off Date:                                March 1, 2003

First Distribution Date:                     April 25, 2003
Last Scheduled Distribution Date:            April 25, 2033

Class B-5 Principal Balance
as of the Cut-Off Date:                      $_______________________


                        ----------------------------
                                Registered Owner              Certificate No.___

                                    EXHIBIT B
                                    ---------

                          FORM OF RESIDUAL CERTIFICATE

                                                                  CUSIP_________

                        MORTGAGE PASS-THROUGH CERTIFICATE
                                     Class R

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to-four family mortgage loans formed and administered by

                       DEUTSCHE MORTGAGE SECURITIES, INC.
ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFER TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

IN THE CASE OF ANY CLASS R CERTIFICATE, THE TRUSTEE SHALL REQUIRE SUCH TRANSFEREE TO PROVIDE EITHER (1) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, THE DEPOSITOR AND THE MASTER SERVICER STATING THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) AND WILL NOT SUBJECT THE MASTER SERVICER, ANY SERVICER, THE SECURITIES ADMINISTRATOR, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, ANY SERVICER OR THE MASTER SERVICER OR (2) A TRANSFEREE AFFIDAVIT AND AGREEMENT IN SUBSTANTIALLY THE FORM OF EXHIBIT J.

Solely for U.S. federal income tax purposes, this Certificate represents "residual interests" in "real estate mortgage investment conduits," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended.

Series 2003-1                                Percentage Interest evidenced by
                                             this Class R Certificate in the
                                             distributions to be made with
                                             respect to the Class R Certificate:
                                             100.00%

Class R                                      Remittance Rate: _____%
                                             Additionally, the Class R
                                             Certificates are entitled to the
                                             Residual Distribution Amount as
                                             defined in the Pooling and
                                             Servicing Agreement.

Cut-Off Date:                                March 1, 2003

First Distribution Date:                     April 25, 2003

Last Scheduled Distribution Date:            April 25, 2033

Class R Principal Balance as of the
Cut-Off Date:                                $100


                        ----------------------------
                                Registered Owner              Certificate No.___

                                    EXHIBIT C
                                    ---------

                                   [RESERVED]

                                    EXHIBIT D
                                    ---------

                                SCHEDULE OF LOANS

Seller                                                                                                                    Property
Loan         Primary Borrower    Primary Borrower                                                             Property    Zip
Number       Last Name           First Name          Property Street Address          Property City           State       Code
------       ----------------    ----------------    -----------------------          -------------           --------    --------
1392348      Cocke               Fielding            2239 Troon Rd                    Houston                 TX          77019
1781990      Schuckenbrock       STEPHEN             5608 Preakness Ln                Plano                   TX          75093
1747476      Mishra              BIBHUTI             5801 Potomac Ave Nw              Washington              DC          20016
1684947      Girardi             FRANK               8 Sutton Pl                      Weston                  MA           2493
1742511      Dunlap              NANCY               3711 San Felipe 15-D             Houston                 TX          77027
1743298      Slayton             RICHARD             1112 Greenwood St                Evanston                IL          60201
1687259      Clark               MICHAEL             Box88/16735 South Pacific        Sunset Beach            CA          90742
1687005      Davis               DONALD              10081 Rose View Dr               San Jose                CA          95127
1597477      Pettit              WAYMOND             451 E 1000 N                     La Porte                IN          46350
1703686      Young               ROBERT              1696 W Wesley Rd Nw              Atlanta                 GA          30327
1675342      Lillig              JOHN                15161 Huntington Gate Dr.        Poway                   CA          92064
1657355      Lieber              LAWRENCE            600 Woodland Ave                 Hinsdale                IL          60521
1650230      Mazza               GARY                1410 Romancoke Rd                Stevensville            MD          21666
1642845      Yu                  FANG                10 Montia                        Irvine                  CA          92620
1697691      Pohl                KENNETH             240 Park Rd                      Dayton                  OH          45419
1792273      Hodges              BILL                6945 Hodges Berry Rd             Knoxville               TN          37920
1629265      Dudley              ROBERT              636 Wayland Avenue               Kenilworth              IL          60043
1701161      Tharp               JEFFREY             657 Driftwood Dr                 Lake Milton             OH          44429
1713389      Apostolou           JIM                 312 Trinity Ln                   Oak Brook               IL          60523
1682844      Wang                JINHAO              30055 Forest Drive               Franklin                MI          48025
1701418      Oberlander          AARON               25 Westside Ave                  Spring Valley           NY          10977
1456133      Fields              HARDY               3533 Caruth Blvd                 Dallas                  TX          75225
1720468      Gupta               PRIYANKA            4017 Louvre Ave                  San Jose                CA          95135
1685097      Thacker             ANDREW              1972 Baldy Ln                    Evergreen               CO          80439
1792044      Simon               MICHAEL             16635 Timber Court               New Buffalo             MI          49117
1780859      Pully               WILLIAM             2728 Cambridge Rd                Raleigh                 NC          27608
1783086      Lattin              LAWRENCE            2905 West Galer St               Seattle                 WA          98199
1610823      Trimble             EDWARD              7 Club Rd                        Baltimore               MD          21210
1681164      Farmer              GLENN               25871 Nellie Gail Road           Laguna Hills            CA          92675
1682590      Zurschmiede         ROBERT              8048 N Bayshore Dr               Elk Rapids              MI          49629
1669633      Morey               GLEN                935 S Jackson St                 Denver                  CO          80209
1651071      Bushong             JOHN                1666 Lugano Ln                   Del Mar                 CA          92014
1718272      Berry               ROBERT              555 Waak Rd                      Bellville               TX          77418
1793056      Hsu                 EDWARD              6 Cubberly Ct                    Cranbury                NJ           8512
1647223      Alton               DARRELL             2792 Sonoma Pl                   Santa Clara             CA          95051
1757488      Rabine              JOEL                17922 Deauville  Ln              Boca Raton              FL          33496
1700453      Riley               LAURIE              10521 Walmer Street              Overland Park           KS          66212
1684248      Lin                 YU                  4770 La Canada Blvd              La Canada Flintridge    CA          91011
1682436      Roy                 CARL                7457 N Shore Rd                  Norfolk                 VA          23505
1813425      Russell             SAMUEL              487 W Hidden Meadow Way          Farmington              UT          84025
1819466      Coachi              DANIEL              581 Hawthorne Ln                 Harleysville            PA          19438
1768442      Porter              ROBERT              3713 Twilight Drive              Fullerton               CA          92835
1793365      Sagar               YOGESH              1 Appert Terrace                 Mahwah                  NJ           7430
1690140      Mekhail             IBRAHIM             16930 Encino Hills Dr            Encino                  CA          91436
1712656      Ober                WILLIAM             34 Wilson St                     Hopkinton               MA           1748
1756407      Travers             MACK                18922 Windsor Lakes Dr           Houston                 TX          77094
1637927      Rodriguez           RUBEN               180 Kottinger Dr                 Pleasanton              CA          94566
1692935      Boatman             ROBERT              7475 East Royal Palm Rd.         Scottsdale              AZ          85258
1663724      Mcmorrow            BRIAN               2548 Oak Springs Lane            St. Louis               MO          63122
1681389      Szeles              PETER               3793 Reserve Dr                  Medina                  OH          44256
1418929      Jain                RAVINDER            5159 Spanish Bay Cir             Stockton                CA          95219
1766393      Truong              THOMAS              2061 Wendover Ln                 San Jose                CA          95148
1682673      Jano                FARID               320 Cranbrook Ct                 Bloomfield Hills        MI          48304
1446202      Grant               CATHAL              3401 Lee Park Way #1705          Dallas                  TX          75219
1800528      Brown               JAMES               16712 Thurston Rd                Dickerson               MD          20842
1858666      Minicozzi           EDWARD              3910 N Longview Drive            Jupiter                 FL          33477
1724672      Slowik              MICHAEL             321 Erie Circle                  Bloomingdale            IL          60108
1736738      Sun                 LIZHE               2612 Wilmette Ave                Wilmette                IL          60091
1738474      Reed                AL                  702 Kent Ct                      Southlake               TX          76092
1662362      Burkhardt           MARK                15 Heartwood Way                 Aliso Viejo             CA          92656
1749695      Kreuzpaintner       MANFRED             S73 W14236 Woods Rd              Muskego                 WI          53130
1666152      Kontos              MARK                138 S Parkview Ave               Columbus                OH          43209
1750033      Sinno               FADY                2731 Bevridge Dr                 Marriottsville          MD          21104
1675305      Bailey              BRIAN               27945 Seine Circle               Mission Viejo           CA          92692
1684696      Parrish             THOMAS              309 Fernando Avenue              Palo Alto               CA          94306
1694163      Lubin               DANIEL              1475 Wandrei Ct                  Commerce Township       MI          48382
1686876      Dorgan              BYRON               1702 Esquire Ln                  Mclean                  VA          22101
1657020      Tran                TUONG               5538 Arezzo Dr                   San Jose                CA          95138
1819351      Choy                ANITA               2181 Louis Rd                    Palo Alto               CA          94303
1627879      Shi                 XIZENG              43587 Excelso Dr.                Fremont                 CA          94539
1745224      Allen               STACY               300 Colonial Affair              Austin                  TX          78737
1789954      Goldrich            NORMAN              3303 Hickorycreek Dr             Cincinnati              OH          45244
1739798      Hadesman            ROBERT              31197 Bob-O-Link Lane            Libertyville            IL          60048
1679919      Drinker             H. RUSSELL          5517 Lawton Avenue               Oakland                 CA          94618
1669178      Jeong               PATRICIA            1840 Hemlock Ave                 San Mateo               CA          94401
1554961      Michaels            PETE                58 Holly Ridge Rd                North Andover           MA           1845
1713413      Bedford             GARY                7850 Edelweiss Court             Boulder                 CO          80303
1589442      Farber              ARTHUR              4988 Warren St Nw                Washington              DC          20016
1726707      Nunnink             JOHANNES            410 Black Willow Ln              Charlotte               VT           5445
1745032      Didonato            JAMES               38 72Nd St West                  Sea Isle City           NJ           8243
1633938      Leibowitz           JON                 6413 Kenhowe Dr                  Bethesda                MD          20817
1686626      Naqvi               SYED SALMAN         2 Rivenna                        Irvine                  CA          92614
1782648      Melmon              PAUL                1408 Cordilleras Ave             San Carlos              CA          94070
1697923      Nessim              WAGIH               505 North Lake Shore Drive Uni   Chicago                 IL          60611
1722907      Brown               JAMES               13936 Hearthside Ct              Granger                 IN          46530
1662992      Novak               JAMES               1415 Wilbur Ave                  San Diego               CA          92109
1642464      Crosby              LYNN                1410 Woodstock Drive             Dayton                  OH          45419
1247508      Michaels            PARIS               12630 Rolling Road               Potomac                 MD          20854
1624538      Fischer             DAVID               4931 Brownstone Dr Ne            Rockford                MI          49341
1635242      Owen                KIPP                5411 Crystal Dr                  Beulah                  MI          48025
1657185      Ung                 KENT                9725 E Ardendale Ave             Arcadia                 CA          91007
1247645      Mancini Jr          GUY G               10297 Wether Burn Road           Ellicott City           MD          21042
1729775      Morgan              WILLIAM             528 Dudala Circle                Loudon                  TN          37774
1689127      Ricaurte            GEORGE              13314 Springwood Ct              Ellicott City           MD          21042
1797286      Breton              PETER               34 Teel St                       Arlington               MA           2474
1636920      Karamchandani       MAHESH              300 Minges Hills Dr              Battle Creek            MI          49014
1718712      Chu                 MICHAEL             1202 El Monte Ave                Arcadia                 CA          91007
1713515      Moad                JOHN                1395 Regal Ct                    Dayton                  OH          45440
1800662      Lucca               JUAN                13223 Piedmont Vista Dr          Haymarket               VA          20169
1580195      Settle              LAWRENCE            23305 Beaumont St                Santa Clarita           CA          91354
1504987      Landi               JAMES               3622 Tanglewood Dr               Ann Arbor               MI          48105
1762873      Mandell             STEVE               1645 Montmorency Dr              Vienna                  VA          22182
1747969      Goldberg            JEFFREY             7405 Wycliffe Dr                 Louisville              KY          40059
1797050      Olsen               SCOTT               389 Beechwood Road               Village Of Ridgewood    NJ           7450
1706306      Hess                MARY LEE            2170 Wingate Dr                  Delaware                OH          43015
1669672      Jacobson            GARY                941 Kinghorn Dr                  Kennesaw                GA          30152
1630706      Arena               JAMES               14294 Elva Ave.                  Saratoga                CA          95070
1502511      Pulliam             JOE                 300 N Lake Ferguson Rd           Greenville              MS          38701
1247940      Niazi               TARIQ S             603 Cutter Place                 Annapolis               MD          21401
1792323      Keeler              JOSEPH              9245 Sagewood Ct                 Gilroy                  CA          95023
1701043      Hudspeth            KENNETH             150 Dry Cypress Ranch Rd         Wimberley               TX          78676
1666966      Fournier            JAMES               7077 Kentfield Dr                Cameron Park            CA          95682
1745034      Daughety            MICHAEL             4412 Caesar                      Irving                  TX          75038
1689007      Giraldo             FERNANDO            10800 Willow Run Ct              Potomac                 MD          20854
1746275      Mcclellan           DONALD              720 Rockway Place                Boulder                 CO          80303
1630764      Lam                 SI-TUAN             5206 Silverwood Creek Ct.        San Jose                CA          95135
1697549      Johnston            E                   215 E Jefferson St               Falls Church            VA          22046
1751205      Ringel              PAUL                395 Elder Ln                     Winnetka                IL          60093
1787597      Yosowitz            LEE                 10816 E Paradise Dr              Scottsdale              AZ          85259
1536651      Burcham             DEVIRDA             23396 Esperanza Cir              Lexington Park          MD          20653
1837414      Gonzales            LAWRENCE            2275 Las Lunas St                Pasadena                CA          91107
1521935      Palmer              KENT                1327 Honan Dr                    South Bend              IN          46614
1246915      Ambrose             DAVID W             14804 Sun Meadow Court           Centreville             VA          20120
1247933      Kalkofen            DALE C.             4263 Maidens Road                Powhatan                VA          23139
1786705      Ward                STEPHEN             5274 Peppermill Lane             Abilene                 TX          79606
1752566      Seeley              GRANT               1290 Ocaso Camino                Fremont                 CA          94539
1807960      Boone               RONALD              1842 E Ocean View Ave            Norfolk                 VA          23503
1803261      Brown               GEORGE              54535 Winged Foot                La Quinta               CA          92253
1707683      Mcneese             JOHN                2416 Fairway Oaks Court          Hampstead               MD          21074
1683076      Cleveland           ALFRED              39966 Old Stage Rd               Cave Creek              AZ          85327
1766005      Patel               BALVANTBHAI         105 Bayberry Hill                Mcdonough               GA          30253
1768233      Gowda               D                   13727 Valley Dr                  Rockville               MD          20850
1326430      Sigman              LLOYD               275 Coach Maker                  Northbrock              IL          60062
1656012      Golle               GLORIA              48 Old Sturbridge Rd             Arnold                  MD          21012
1658221      Register            DAVID               408 Nw 12Th Ave, Loft 605        Portland                OR          97209
1839929      Sawin               STEVE               605 River Rd                     Austin                  TX          78734
1628527      Kapoor              AJAY                4706 Brentwall Ct                Chantilly               VA          20151
1657058      Marton              KRAIG               5336 N 45Th Pl                   Phoenix                 AZ          85018
1671922      Koehler             STEVEN              200 Turman Drive                 Fort Collins            CO          80525
1699754      Sundeen             NEAL                7454 E Cactus Wren Rd            Scottsdale              AZ          85250
1790733      Millard             CHRIS               120 S Ranchos Legante Dr         Gilbert                 AZ          85296
1662733      Heimkreiter         JOHN                1040 Chestnut Lane               Cincinnati              OH          45320
1794259      Buchheit            CURTIS              1455 Collins Hollow Rd           Lewisburg               TN          37091
1697924      Brennan             SEAN                853 Chipshot Ct                  Ann Arbor               MI          48103
1705823      Jacobs              PAUL                4277 Nw 26 Way                   Boca Raton              FL          33434
1656755      Tuttle              DONALD              5612 Kelly Lane                  Plano                   TX          75093
1833692      Alburati            OMAR                3405 Vancouver Dr                Modesto                 CA          95357
1701123      Donnelly            JEROME              21219 Sweetgrass Way             Ashburn                 VA          20147
1843284      Wesley              MARY                5412 Gibbons Dr                  Carmichael              CA          95608
1449992      Herman              Charles             2924 Secretariat Rd              Toledo                  OH          43615
1556461      Chen                Brenda              11703 Devilwood Ct               Potomac                 MD          20854
1108842      Salvador            Jericho             1612 Grayson Court               Chula Vista             CA          91913
1549344      Ascierto            Joseph              9894 Hiddengreen Dr E            Scottsdale              AZ          85262
1704221      Elias               SAMOUIL             28483 Falcon Crest Dr            Santa Clarita           CA          91351
1677033      Thiele              ROGER               3 Mortimore St                   Westhampton Beach       NY          11978
1701080      Bales               GERALD              1356 Merritt Dr                  El Cajon                CA          92020
1096215      Machchhar           RASIK               45 Henry St                      Edison                  NJ           8820
1299916      Manh                DAO                 551 Small Cedar Drive            League City             TX          77573
1755055      Perveen             SHAMIMA             2734 Burwood Ave                 Orlando                 FL          32837
1817483      Maldonado           ANA                 5534 Shaw St                     San Diego               CA          92139
1660662      Gettner             DIANE               907 E Lilac Dr                   Palatine                IL          60074
1617657      Goodson             RONALD              10743 W Morten Ave               Glendale                AZ          85307
1688912      Kendrick            LEONORA             9028 Dibble Ave Nw               Seattle                 WA          98117
1821699      Sleeter             FRANKLIN            790 Little Gloucester Rd         Laurel Springs          NJ           8021
 306188      Baffa               RICHARD             12309 Stuarts Flank Court        Spotsylvania            VA          22553
 670649      Pappas              GEORGE              303 Greensfield Lane             Copley                  OH          44321
 681538      Dellamonica         CARMINE             1063 Canterbury Rd               Bushkill                PA          18324
 698521      Luoma               BENJAMIN            10797 E Running Water Dr         Gold Canyon             AZ          85219
 702230      Zeis                ROBERT              1470 Country Road 300            Parachute               CO          81635
 762695      Salzman             JOEY                34414 S Sunland Gin Road         Eloy                    AZ          85231
 810980      Gong                STEVEN              5809 St Andrews Dr               Stockton                CA          95219
 921878      Barber              JACK                6585 Foxcliff Ln                 Crozet                  VA          22932
 953428      Simpson             ROBERT              1343 Heim Rd                     Mt Dora                 FL          32757
1012218      Moustis             JOHN                3744 Glendenning                 Downers Grove           IL          60515
1095793      Shihabuddin         LINA                6 Ironwood Road                  Millburn                NJ           7078
1096099      Weinstein           BARRY               221 Navajo Ct                    Morganville             NJ           7751
1101803      Collier             RALPH               1121 Dayspring  Ct               Lawrenceville           GA          30045
1104034      Mccraw              JEFF                177 E 900 N                      Chesterton              IN          46304
1108475      Uranga              MICHAEL             21130 Ridge Park Drive           Yorba Linda             CA          92886
1110841      Bolton              DENIS               5115 N Marina Pacifica Dr #25    Long Beach              CA          90803
1112873      Parks               STEVE               12047 Oakview Wy                 San Diego               CA          92128
1115524      Rossmann            ANTONIO             6442 Hillegass Ave               Oakland                 CA          94618
1116226      Riegg               ROBERT              4006 Woodside Ct                 Lafayette               CA          94549
1289073      Gregorczyk          GILBERT             115 Merlin Ct                    Spring Branch           TX          78070
1326481      Doyle               GEOFFREY            4839 Broad Brook Dr              Bethesda                MD          20814
1333638      Malin               PETER               4306 Williamsburg Rd.            Dallas                  TX          75220
1336350      Kuchar  Jr          EDWARD              4323 Bath Road                   Akron                   OH          44333
1345213      Eskew               RALPH               420 Webster Street               New Orleans             LA          70118
1372198      Kothari             KAMLESH             7791 Keller Rd                   Cincinnati              OH          45243
1376146      Hearnley            GERALD              1211 Oak Creek Road              Mahomet                 IL          61853
1384098      Steele              CELESTINE           814 Sero Pine Lane               Fort Washington         MD          20744
1387405      Finlon              DAVID               1060 River Laurel Dr             Suwanee                 GA          30024
1392241      Castiello           RICHARD             9109 Potomac Station Ln          Potomac                 MD          20854
1392446      Vest                RICHARD             1055 Hollywood Blvd              Hollywood               FL          33019
1416031      Carpenter           EDWARD              39551 Calle Azucar               Murrieta                CA          92562
1418860      Kauffmann           PAUL                4703 Wesley Chapel Rd            Free Union              VA          22940
1445662      Aumann              GARY M              538 Kays Point #7                Four Seasons            MO          65049
1447191      Prior               JOHN                11321 Bulova Ln                  Fairfax                 VA          22030
1449281      Tilque              GREGORY             3016 E Page Ave                  Gilbert                 AZ          85234
1458928      Peoni               JOHN                4360 N Pennsylvania St           Indianapolis            IN          46205
1483049      Schappaugh          RONALD              3650 E Old Adobe Ln              Paradise Valley         AZ          85253
1493556      Branoff             CHRISTOPHER         5711 Alaska Ave Se               Alto                    MI          49302
1503926      Verma               DEVENDER            9304 Harrison Farms Way          Gaithersburg            MD          20882
1508284      Tywon               EDWARD              143 Windy Oak                    Alexander City          AL          35010
1521773      Rueb                DENISE              37 Whitford                      Irvine                  CA          92602
1523892      Donovan             DANIEL              4925 Nunes Rd                    Turlock                 CA          95382
1533628      Mcmahan             DANIEL              6005 Northwood Dr                Crestwood               KY          40014
1536258      Smith               GUY                 2717 Holyoke Ln                  Ann Arbor               MI          48103
1540550      Gilbert             SALLY               10532 Devonshire Drive           Huntersville            NC          28078
1547455      Bergstrand          PAUL                5144 Ingerlachen Dr. Ne          Alexandria              MN          56308
1550648      Hoban               THOMAS              507 7Th Street Ne                Washington              DC          20002
1554600      Tucker              GLENN               107 Private Road 3549            Paradise                TX          76073
1555776      Walsh               JAMES               5900 Spinnaker Bay Dr            Long Beach              CA          90803
1559084      Cavanaugh           SUZANNE             4 Sheraton Key                   Colts Neck              NJ           7722
1566888      Deluca              MICHAEL             105 Second Avenue                Little Falls            NJ           7424
1566965      Silodor             SCOTT               24 Bodie Road                    Wayne                   NJ           7470
1569433      Rice                THOMAS              14 Lake Bay                      North Oaks              MN          55127
1574756      Mannix              JOHN                213 Merriam St                   Weston                  MA           2493
1575733      Christiansen        MICHAEL             1566 E Chapel Oaks Cir           Sandy                   UT          84093
1578770      Cephas              MARCELLUS           6 Watergate Ct                   Silver Spring           MD          20905
1580206      Kaplan              ROBERT              11669 E Winchcomb Dr             Scottsdale              AZ          85255
1584925      Murphy              MICHAEL             8302 Forestree Ct                Vienna                  VA          22182
1589377      Moore               GLENN               1109 Prince Street               Alexandria              VA          22314
1593502      Colton              ROBERT              2001 E Ranch Road                Tempe                   AZ          85284
1596878      Kang                YI                  990 Calle Bella                  Glendale                CA          91208
1598258      Gardiner            DAVID               40 3Rd Avenue                    Wellfleet               MA           2667
1602359      Hassanein           TAREK               13703 Vernazza Ct                San Diego               CA          92130
1602490      Holt                SHARON              11170 Mears Creek Rd             Lusby                   MD          20657
1602595      Davis               BRIAN               5738 Woodmont St                 Pittsburgh              PA          15217
1602663      Bagheri             MARZIEH             14 Castellina Dr                 Costa Mesa              CA          92626
1614170      Miles               MICHAEL             43538 Firestone Place            Leesburg                VA          20176
1614402      Shepherd            JEAN                21372 Clappertown Dr             Ashburn                 VA          20147
1626738      Fenner              JONNI               5200 E Morada Ln                 Stockton                CA          95212
1630537      Brown               DUJUAN              224 14Th St Ne                   Washington              DC          20002
1635605      Gernert             EDWARD              10 Riverside Dr                  Kingsland               TX          78639
1635795      Aldersley           DAVID               403 Washington Street            Annapolis               MD          21403
1636411      Williams            G                   4218 Creekbluff Dr               Rowlett                 TX          75088
1641309      Drew                CHRISTOPHER         5 Larson Ave                     Glenwood Landing        NY          11547
1645423      Mcrae               BRIAN               330 W 154Th St                   Leawood                 KS          66224
1649148      Myers               JEFFREY             5210 Eakes Rd Nw                 Albuquerque             NM          87107
1656716      Ferrara             ROBERT              986 Delvin Drive                 St Louis                MO          63141
1663194      Vega                PHILIP              303 E Sierra Madre Ave           Glendora                CA          91741
1663400      Jimenez             HOPE                7465 Lovers Ln                   Hollister               CA          95023
1678012      Bharrat             CARLTON             6 Lenape Drive                   Franklin Township       NJ           8873
1681958      Reed                HOWARD              7012 Echo Trl                    Louisville              KY          40299
1682766      Goodstein           RONALD              15505 Summer Grove Ct            Gaithersburg            MD          20878
1689410      Ferguson            BRUNO               55340 Whitney Dr                 Shelby Twp              MI          48315
1692433      Denison             ERIC                7518 Belgian Lion Street         Las Vegas               NV          89139
1697579      Thor                JANET               13641 South 33Rd St              Phoenix                 AZ          85044
1699468      Cosley              STEVEN              25821 West Tulip Grove Street    Stevenson Ranch         CA          91381
1700261      Saroki              SANDI               3650 Stallion Wy                 Commerce                MI          48282
1701706      Belinfante          ALEXANDER           2575 Rittenhouse St Nw           Washington              DC          20015
1703068      Purcell             KAREN               44 South Spring Garden Avenue    Nutley                  NJ           7110
1707026      Butler              CHAD                1126 Alexandra Ln                Encinitas               CA          92024
1720278      Romero              ANGEL               12422 Equine Ln                  Wellington              FL          33414
1720301      Macre               THOMAS              942 Orange Center Rd             Orange                  CT           6477
1728332      Seigle              RODERICK            21 Hollins Dr                    Santa Cruz              CA          95060
1738260      Dehkordi            KOBRA               2702 Silkwood Court              Oakton                  VA          22124
1738549      Mattioli            LEONE               619 Alpine Ave.                  Boulder                 CO          80304
1738644      Wilchar             BRUCE               913 Brooks Hollow Drive          Austin                  TX          78734
1738790      Doyle               PATRICK             1472 Bottle Tree Ln              Encinitas               CA          92024
1744203      Schafer             GILBERT             895 County Route 83              North East              NY          12501
1744246      O'Deane             MATTHEW             1823 Knights Ferry Dr            Chula Vista             CA          91913
1745053      Weldon              BARTHOLOMEW         4216 N Hermitage Ave.            Chicago                 IL          60613
1748304      Vande Walle         KEN                 317 Park Ridge                   Boerne                  TX          78006
1749574      Stevens             DAVID               301 E Huntsville St              Broken Arrow            OK          74011
1753485      Toro                STEPHEN             4934 Via Aurora                  Newberry Park           CA          91320
1753978      Meehan              JOHN                6528 Manet Court                 Woodbridge              VA          22193
1755298      Decain              MARK                7715 Chatham Rd                  Chevy Chase             MD          20815
1756313      Vaynblat            DR MIKHAIL          143 Langham Street               Brooklyn                NY          11235
1758028      Ward                KENNETH             2211 Erin Way                    Bel Air                 MD          21015
1758383      Priegel             CHRISTINE           943 Poplar Place                 Boulder                 CO          80304
1758528      Carlisle            JAMES               3261 Gullane Drive               Richfield               OH          44286
1758567      Kachadourian        DAN                 52 S Deeplands Rd                Grosse Pointe Shores    MI          48236
1759754      Goodman             JOHN                17544 Lakesedge Tr               Chagrin Falls           OH          44023
1759850      Rappa               TAMA                128 Blue Hills Rd                North Haven             CT           6473
1763631      Leboffe             PAUL                4779 Collins Ave #3208           Miami Beach             FL          33140
1767096      Eitzman             DANIEL              6385 Brookview Dr                Saline                  MI          48176
1781048      Ogier               PAUL                3745 Carmel View Rd 2            San Diego               CA          92130
1783109      Collins             PATRICK             5351 Erickson Dr                 Grantie Bay             CA          95746
1784882      Mann                KARYLENE            5357 Saint Andrews Dr            Stockton                CA          95219
1787592      Wang                JAMES               18430 Montpere Way               Saratoga                CA          95070
1789060      Case                JAMES               525 Shelden                      Grosse Pointe Shores    MI          48236
1789422      Gibbons             VINCENT             376 Ninth St                     Montara                 CA          94037
1790203      Lee                 DONG                1718 Greenwich Dr                Troy                    MI          48098
1790683      Wunder              THOMAS              1110 Kalmia Ave                  Boulder                 CO          80304
1791001      Stewart             ADAM                43363 Riverpoint Dr              Leesburg                VA          20176
1795166      Duncan              HENRY               83 Briarwood Drive West          Warren                  NJ           7059
1795197      Chilen              PATRICK             14761 Beverly St                 Overland Park           KS          66223
1795636      Parker              CARL                25301 Deertrail Dr.              Tehachapi               CA          93561
1795905      Oliver              DAVID               11 Jennys Hill Rd.               Windham                 NH           3087
1796517      Gilpin              GEOFFREY            1121 Clinch Rd                   Herndon                 VA          20170
1797608      Safran              STEPHEN             1116 Bellewood Sq                Dunwoody                GA          30338
1798010      Wright              PETER               3723 Oak Brook Ct                Pleasanton              CA          94588
1798040      Belzberg            ALLAN               8419 Greenspring Ave.            Pikesville              MD          21208
1798781      Hood                RAYMOND             3645 Southwestern                Dallas                  TX          75225
1799916      Passan              RAVINDRA            10410 Dunn Meadow Rd.            Vienna                  VA          22182
1800683      Lekhtgolts          ROSTIK              627 N Formosa Ave                Los Angeles             CA          90036
1801787      Pazdernik           JOSEPH              461 Carmel Valley Road W         Carmel Valley           CA          93924
1804430      Hassfield           PAUL                24631 Kemper Oaks                San Antonio             TX          78258
1806596      Dealey Sr           WILLIAM             9712 Days Farm Dr                Vienna                  VA          22182
1807035      Kalousdian          RAFFI               1828 Sudbury                     Rochester Hills         MI          48306
1807088      Jacobus             HEIDI               432 Riverview Dr                 Ann Arbor               MI          48104
1808212      Irmscher            MAX                 2127 Turnberry Ln                Fort Wayne              IN          46814
1808260      Maitland            J                   1721 W Belmont Ave               Chicago                 IL          60657
1808476      Ajgaonkar           KAMLAKAR            78 Kettle Plain Rd               Stow                    MA           1775
1808789      Frantz              EUGENE              1322 De Soto Ave                 Burlingame              CA          94010
1810201      Mccormick           CURTIS              2443 Cabrillo Ave                Torrance                CA          90501
1810341      Kenney              MICHAEL             9405 Crosstimber Ct              Fairfax Station         VA          22039
1810475      Bieltz              ANDREW              2130 N Oakland St                Arlington               VA          22207
1810559      Kutner              CRAIG               11 Lincoln St                    Newbury Port            MA           1150
1811039      Gow                 ROGER               2671 Mcmorrow Rd                 San Pablo               CA          94806
1813022      Davidson            MARK                3711 Scadlock Ln                 Sherman Oaks            CA          91403
1813796      Guenterberg         JAMES               21424 Denit Estates Dr           Brookville              MD          20833
1817532      Steller             ANTHONY             790 Beaver Ct                    Discovery Bay           CA          94514
1819314      Shinozaki           NOBUHIRO            41 Wynden Oaks Dr                Houston                 TX          77056
1819642      Harrison            FRANCIS             5410 Central Ave                 Ocean City              NJ           8226
1823052      Occhipinti          GIOVANNI            45 Lexington Ave                 Mount Pleasant          NY          10532
1825197      Raviv               ODED                10536 Whitney Way                Cupertino               CA          95014
1828123      Cawagas             EARL                12634 Brickellia St              San Diego               CA          92129
1830322      Tilden              DOUGLAS             6 Short St                       Charleston              SC          29401
1831920      Angus               RODERICK            1903 Foxhall Rd                  Mc Lean                 VA          22101
1832054      Winston             STUART              4061 Lake Leelanau Dr            Lake Leelanau Dr        MI          49653
1832167      Miner               MICHAEL             3343 Legation St Nw              Washington              DC          20015
1832296      Mai                 LE                  3019 Bellworth Ct                San Jose                CA          95135
1832444      Moore               JOHN                2829 E Lake Of The Isles Pkwy    Minneapolis             MN          55408
1836347      Prosek              RICHARD             23 W209 Windsor Dr               Glen Ellyn              IL          60137
1841216      Greenhouse          CHARLES             6360 S Netherland Cir            Centennial              CO          80016
1841240      Silverman           STEVEN              2475 Devonshire Rd               Ann Arbor               MI          48104
1845209      Hardwick            DAVID               2509 Heartwood Dr                Upper St Clair          PA          15241
1846130      Grady               THOMAS              12 Green Street                  Franklin                MA           2038
1847418      Fusselman           WALTER              35437 Lindberg Lane              Afton                   OK          74331
1849850      Owens               ROGER               2618 Ardsley Drive               Orlando                 FL          32804
1850230      Thomas              MICHAEL             104 Laurel Drive                 Carmel Valley           CA          93924
1851892      Moody               JAMES               5400 Christy Dr                  Bethesda                MD          20816
1852590      Collins             TODD                809 Q Street Nw                  Washington              DC          20001
1853511      Lewis               MARK                10609 Stable Ln                  Potomac                 MD          20854
1854550      Lemmon              ROBERT              3465 White Oak Ct                Morgan Hill             CA          95037
1855111      Bushnell            MART                2795 Foothill Dr                 Ogden                   UT          84403
1855929      Theiss              KERRY               6371 Sunbury Rd                  Westerville             OH          43082
1856107      Dodge               WILLIAM             1819 Brookview Dr                Saline                  MI          48176
1859682      Drewyer             DOUGLAS             12859 Folly Quarter Rd           Ellicott City           MD          21042
1860942      Powell              ROBERT              108 Phillips Brooks Rd           Westwood                MA           2090
1862110      Silva               RAYMOND             15540 Calistoga Dr               Ramona                  CA          92065
1864035      Puglia              FREDERICK           21855 The Trails Cir             Murrieta                CA          92562
1864055      Rand                JOHN                7314 Starboard St                Carlsbad                CA          92009
1864192      Wolff               JAMES               1611 Pulaski Rd                  Buffalo                 MN          55313
1864671      Julian              FRANCIS             7 Fitch Farm Ln                  Sterling                MA           1564
1865932      Clement             PETER               503 Monroe St N                  Arlington               VA          22201
1866396      Fultz               DAN                 4016 Norbourne Blvd              Louisville              KY          40207
1866844      Gilmour             MARK                2590 Kent Ridge Ct               Bloomfield              MI          48301
1867248      Bound               STEVEN              25505 Compton Ct #113            Hayward                 CA          94544
1867720      Biascan             EULOGIO             2205 Chestnut Ln                 Santa Maria             CA          93454
1867795      Celio               STEPHEN             22860 Ashton Woods Dr            Ashburn                 VA          20148
1868244      Mejias              OMAR                3710 Sw 128 Avenue               Miami                   FL          33175
1869170      Rench               THOMAS              4573 Regal Dr                    Copley                  OH          44321
1869391      Farrington          DANIEL              8042 Ellingson Dr                Chevy Chase             MD          20815
1870119      Gouge               DEBORAH             522 Woodland Rd Ext              Sewickley               PA          15143
1870256      Bentz               KENNETH             6150 Ridgemont Dr                Centreville             VA          20120
1870387      Centeno             PAUL                4200 Salinas Rd                  San Juan Bautista       CA          95045
1872693      Trager              STEVEN              2206 Pier Ave                    Santa Monica            CA          90405
1872866      Friedman            ROSS                15847 Spyglass Hill Loop         Gainesville             VA          20155
1873009      Swales              STEPHEN             158 24Th St                      Avalon                  NJ           8202
1873104      Taggart             ERIC                3 Kentucky                       Irvine                  CA          92606
1873577      Moses               MONTE               11637 E Powers Ave               Englewood               CO          80111
1874395      Johnson             GERALD              9891 Currant Ave                 Fountain Valley         CA          92708
1874647      Davidson            TROY                6051 S Ouray St                  Aurora                  CO          80016
1875885      Leguyader           JOHN                8900 Linton Ln                   Alexandria              VA          22308
1875976      Rew                 RUSSELL             4101 S Hampton Cir               Boulder                 CO          80301
1876344      Pestone             WAYNE               5007 Lincoln Dr                  Fairfax                 VA          22030
1876779      Komons              BENJAMIN            2733 Weatherstone Dr             Ellicott City           MD          21042
1876855      Johnson             BARRETT             2738 Vincent Ave N               Minneapolis             MN          55411
1876856      Allen               ANTHONY             2703 Scenic Dr                   Austin                  TX          78703
1877449      Frazier             CHRISTOPHER         539 Bennington Ter               Ridgewood               NJ           7450
1878111      Mccann              MICHAEL             727 Valencia Mesa Dr             Fullerton               CA          92835
1878819      Stevenson           JAMES               7207 Vallevue Dr                 Greeley                 CO          80634
1879563      Wells               LORI                4563 Ivywood Ct                  Zionsville              IN          46077
1880223      Basso               RONALD              4916 Bayard St                   Pittsburgh              PA          15213
1880653      Champion            ERICH               337 Henderson Dr                 San Jose                CA          95123
1881453      Wight               LARAINE             800 S. Rio Vista Blvd            Ft. Lauderdale          FL          33316
1881990      Bohrer              KENNY               7430 Colony Drive                Cumming                 GA          30041
1882059      Gilbert             PATRICIA            4769 Hawley Blvd #4              San Diego               CA          92116
1883318      Rudelson            MICHAEL             8909 Memorial Drive              Houston                 TX          77024
1883463      Rojas               TERESA              4150 Fircrest Ln                 Riverside               CA          92509
1884409      Cornell             TRENT               39 Sausalito Cir E               Manhattan Beach         CA          90266
1884416      Sekel               JOSEPH              4001 Chamisa Drive               Austin                  TX          78730
1884897      Kearney             SEAN                11 Avon Rd                       Wellesley Hills         MA           2481
1884969      White               DAVID               4139 N 49Th Pl                   Phoenix                 AZ          85018
1885109      Twente              STEPHEN             18 Westham Pky                   Richmond                VA          23229
1885423      Miller              BRIAN               11785 Eagle Peak Dr              Sparks                  NV          89436
1886515      Piquette            DAVID               1602 Spyglass Dr                 Corona                  CA          92883
1886761      Hadley              PETER               550 Bakers Pond Rd               Brewster                MA           2653
1887276      Domolky             RANDOLPH            4602 Tiffin Pl                   Fairfax                 VA          22032
1887724      Gray                TODD                6306 Stoneham Ln                 Mc Lean                 VA          22101
1887786      Hopkins             CHARLES             2633 Fort Scott Dr               Arlington               VA          22202
1889606      Jeffers             RON                 5423 E 119Th St                  Tulsa                   OK          74137
1890264      Miyasaki            PAUL                16241 Angler Ln                  Huntington Beach        CA          92647
1890606      Mullany             ROBERT              13246 Middleton Farm Ln          Oak Hill                VA          20171
1890695      Pinto               ALVARO              13306 Sturno Dr                  Clifton                 VA          20124
1890837      Knopf               PATRICIA            10795 Falls Creek Ln             Washington Township     OH          45458
1891218      Dedios              KEITH               21814 Redbeam Ave                Torrance                CA          90503
1891285      Hefter              MARK                3900 Stoneridge Rd               Austin                  TX          78746
1892458      Walsh               MICHAEL             4745 S 975 East                  Zionsville              IN          46077
1892526      Morgan              BRIAN               4943 Atlantic View               St. Augustine           FL          32080
1892547      Ostrowski           MARK                951 Cutter Lane                  Park City               UT          84098
1893410      Lozano              HECTOR              1607 Regal Oaks Drive            Southlake               TX          76092
1893550      Sumner              JAMES               9708 Kenmore Dr                  Kensington              MD          20895
1893736      Wright              DONALD              2305 Chain Bridge Rd Nw          Washington              DC          20016
1894155      Eckl                RICHARD             2785 Juilliard St                Boulder                 CO          80303
1894160      Shamsi              RAMAZAN             7530 Se 71St St                  Mercer Island           WA          98040
1894174      Wills               CHRISTOPHER         8310 El Paseo Grande             La Jolla                CA          92037
1894425      Dunlap              CRAIG               320 Topeka Pl                    Danville                CA          94526
1894440      Short               THOMAS              6127 Paso Los Cerritos           San Jose                CA          95120
1895703      Subrahmanian        TILAK               24 Buckley Ave                   Ashland                 MA           1721
1896160      Rogers              JAMES               31097 Via Sonora                 San Juan Capistrano     CA          92675
1896417      Reese               GREGG               21 Amaranth Dr                   Littleton               CO          80127
1896504      Devine              SEAN                29392 Lake View Dr               Cedar Glen              CA          92321
1896629      Moors               JOSEPH              9876 Summerhill Rd               Rancho Cucamonga        CA          91737
1896640      Moore               FRANCES             4250 E Havasu Road               Tucson                  AZ          85718
1896667      Phillips            TED                 639 Ocean View Ave               Encinitas               CA          92024
1897660      Miller              DOUGLAS             1895 Lehigh St                   Boulder                 CO          80305
1898278      Walsh               MICHAEL             19186 Chartier Drive             Leesburg                VA          20176
1898412      Kuei                JOHNNY              4526 Middle Park Dr              San Jose                CA          95135
1898542      Adams               ROGER               2532 Manchester Ct               Troy                    MI          48098
1898631      Steinman            PETER               7372 W 87Th Pl                   Los Angeles             CA          90045
1899345      Olmsted             GERALD              1339 Via Vista                   Fallbrook               CA          92028
1900578      Tran                JENNIFER            14984 Portofino Cir              San Leandro             CA          94578
1900674      Greider             FRANK               3833 Treasure Island Dr          Montgomery              TX          77356
1901029      Kolodji             DAVID               5315 Carolyn Vista Ln            Bonita                  CA          91902
1901312      Tibbitts            GREGORY             8066 Via Arce                    Carlsbad                CA          92009
1901746      Randolph            DEBORAH             17 Amador                        Newport Beach           CA          92657
1901958      Morgan              MONICA              31608 Wrightwood Rd              Bonsall                 CA          92003
1902100      Marks               RANDY               1464 Ridgeway                    Arnold                  MD          21012
1902275      Liambis             EFTHIMIOS           6 Milliken Dr                    Kingston                MA           2364
1903229      Steen               ARLAND              2025 Harrier Ct                  Thousand Oaks           CA          91320
1904428      Nair                POORNIMA            5849 26Th Street N               Arlington               VA          22207
1904987      Rawlings            RON                 5112 Pinehurst Dr                Frisco                  TX          75034
1905311      Terzian             MARTIN              24139 Rosita Dr                  Wildomar                CA          92595
1905313      Lee                 ELFRED              615 Serrano Ln                   Chula Vista             CA          91910
1905347      Bates               JOANNA              3741 Nottingham St               Houston                 TX          77005
1905695      Willoughby          STUWART             2800 Berryland Dr                Oakton                  VA          22124
1905881      Temple              RILEY               1821 23Rd St Nw                  Washington              DC          20008
1906406      Farquhar            KEVIN               8118 W Boulevard Dr              Alexandria              VA          22308
1906418      Orange              LISA                6313 Kirby Rd                    Bethesda                MD          20817
1907641      Devos               JACK                1765 Corners Court               Dunwoody                GA          30558
1908164      Lim                 ANTONIO             269 Saint Charles Ave            San Francisco           CA          94132
1908221      Daugherty           STEPHEN             97 Se Canyon Road                Alamogordo              NM          88310
1908514      Levy                RONALD              11453 Vista Ridge                San Diego               CA          92130
1908776      Stilwell            JIMMY               9487 Pinyon Trl                  Lonetree                CO          80124
1909302      Lockshin            STEVEN              9901 River View Ct               Potomac                 MD          20854
1909337      Roberts             JUDY                1530 Sorrel Ct                   Walnut Creek            CA          94598
1910315      Pew                 DOUGLAS             10735 Midsummer Dr               Reston                  VA          20191
1910502      Simmonds            DENZIL              1304 Gatesmeadow Way             Reston                  VA          20194
1910840      Mccullough          LYNDELLE            1325 Glenbrook Way               Modesto                 CA          95355
1911208      Graubart            EDWARD              5278 Grovemont Dr                Elkridge                MD          21075
1911663      Lee                 ERIC                307 Millwood Dr                  Millbrae                CA          94030
1912617      Dashti              BEHRAD              2217 Avenida Platanar            San Clemente            CA          92673
1913032      Truesdell           THERESA             50 Ne Cook St                    Portland                OR          97212
1913091      Zaninovich          VINCENT             15 Springbrook Rd                Laguna Niguel           CA          92677
1913274      Beck                JOSEPH              1833 Milford St                  Carmel                  IN          46032
1913491      Tsipianitis         DEMETRIOS           10323 Yearling Dr                Rockville               MD          20850
1914254      Shivanna            RAJENDRA            22 Brandywine                    Irvine                  CA          92620
1914946      Martin              GLENN               2249 Riada Drive                 Atlanta                 GA          30305
1915453      Parker              KENNETH             339 Durant Wy                    Mill Valley             CA          94941
1915521      Hughes              MARK                25830 W Tulip Grove St           Stevenson Ranch         CA          91381
1916094      Cimaglia            JOSEPH              705 Silverside Road              Fripp Island            SC          29920
1916146      Tran                QUYEN               5561 Cooney Pl                   San Jose                CA          95123
1916408      Picazo              ELIAS               586 Green Ave                    San Bruno               CA          94066
1916432      Harman              CHRISTOPHER         442 Westminster Drive            Houston                 TX          77024
1917247      Mabry               STEVEN              3793 Lake Vista Dr               Dexter                  MI          48130
1917405      Mills               STEPHEN             170 Old Vine Way                 Napa                    CA          94558
1917613      Bumann              PAUL                828 Woodley Pl                   Encinitas               CA          92024
1917702      Holladay            MARTIN              6050 Illahee Rd Ne               Bremerton               WA          98311
1917823      Wiley               CHARLES             631 7Th Fairway Dr               Medford                 OR          97504
1917837      Kristof             JAMES               8427 85Th Ave Se                 Mercer Island           WA          98040
1918704      Krisian             ZARE                5011 Ambrose Ave                 Los Angeles             CA          90027
1919213      O Brien             JOHN                3755 Maryhill Lane               Kennesaw                GA          30152
1919284      Wahl                MICHAEL             29 Goldbriar Way                 Mission Viejo           CA          92692
1920026      Gennarelli          JOSEPH              106 Helen Court                  Franklin Lakes          NJ           7417
1920518      Parron              DELORES             1006 Heartfields Drive           Silver Spring           MD          20904
1920851      Merkowitz           DAVID               7018 Partridge Pl                Hyattsville             MD          20782
1921600      Jones               CLARK               21 Larchwood                     Irvine                  CA          92602
1921900      Kelley              STANLEY             1318 Middleton Ct                Los Altos               CA          94024
1921943      Foshee              JAMES               3317 North Vermont St            Arlington               VA          22207
1922407      Leary               MARK                1557 Church St                   San Francisco           CA          94131
1922506      Walbridge           JOHN                292 Glen Dr                      Sausalito               CA          94965
1923415      Thompson            SONYA               2318 Garden Park Dr              Smyrna                  GA          30080
1923575      Baldwin             JULIA               Nsn B-Bar K Rd                   Douglas City            CA          96024
1924229      Nguyen              KHIEM               1075 E Homestead Dr              Sunnyvale               CA          94087
1924831      Sinatra             ANTHONY             Blackburn Rd                     Sewickley               PA          15143
1924875      Weinstein           AARON               206 Nicole Ct                    Millersville            MD          21108
1924913      Bastow              PAUL                35 Pine Ridge Cir                Payson                  AZ          85541
1924994      Leinbach            JEFFREY             3820 W 65Th Terrace              Mission Hills           KS          66208
1925327      Watson              THOMAS              7691 Quaker Neck Road            Bozman                  MD          21612
1925511      Lspinoza            REGINA              6225 Villa Linda Court           Buena Park              CA          90620
1926095      Burns               DENNIS              41371 Whitecrest Ct              Fremont                 CA          94539
1926652      Morgan              TIMOTHY             474 Whitfield Road               Cardinal                VA          23025
1926843      Healy               STEPHEN             1 Paseo Hermoso                  Salinas                 CA          93908
1927050      Guthrie             KERMIT              7237 Cutting Blvd                El Cerrito              CA          94530
1927116      Bolen               BRENT               19633 E Ocotillo Rd              Queen Creek             AZ          85243
1927117      Paguio              MEDARDO             233 Palisades Dr                 Daly City               CA          94015
1928154      Champness           MICHAEL             8200 Hunting Hill Ln             Mclean                  VA          22102
1928413      Worcester           ELLIOTT             8501 Newtowne Ct                 Lorton                  VA          22079
1928480      Ginn                MARY                10303 Greenwood Pl               Oakton                  VA          22124
1930860      Singh               INDERJIT            20318 Lubar Way                  Brookeville             MD          20833
1931035      Scully              JOSEPH              19978 Palmer Classic Pkwy        Ashburn                 VA          20147
1931082      Gearin              DAVID               3180 N 18Th Street               Arlington               VA          22201
1931897      Flaumenhaft         ROBERT              114 Waban Hill Rd North          Newton                  MA           2467
1931934      Gonzalez            GUILLERMO           2617 Orinda Dr                   San Jose                CA          95121
1932455      Ask                 DONALD              2 Paso Del Rio                   Carmel Valley           CA          93924
1932952      Varon               ROCIO               12948 Via Caballo Rojo           San Diego               CA          92129
1933040      Mateo               PETER               48810 Big Horn Ct                Fremont                 CA          94539
1934168      Faughnan            JEFFREY             123 Walnut Street #10C           New Orleans             LA          70118
1935094      Katchen             STEVEN              433 Middlewood Road              Middletown Twp          NJ           7748
1935611      Slater              BURKE               952 Gentlewood Street            Gaithersburg            MD          20878
1936328      Chambers            MACK                4305  Gainesborough Court        Tampa                   FL          33624
1937326      Lieb                BONNIE              47094 Southampton Ct             Sterling                VA          20165
1939249      Nicolas             LORNA               3542 Macintosh St                Santa Clara             CA          95054
1941927      Hoover              NORMAN              4301 Donna Marie Ct              Haymarket               VA          20169
1942177      Williams            TIMOTHY             1474 Sharps Point Rd             Annapolis               MD          21401
1943999      Bitzas              DIMITRIOS           3 Balsam Ln                      Kennebunk               ME           4043
1944465      Dagy                BERYL               7021 Ivy St                      Carlsbad                CA          92009
1950008      Rossiter            KEVIN               2723 Bristol Lane                Lodi                    CA          95242
1950143      Dean                STEPHEN             962 Rose Ave                     Piedmont                CA          94611
1958574      Favis               ROSALINDA           7905 Jayseel St                  Sunland Area            CA          91040
9896752      Keller              JAMES               #7 Kingsview Circle              Jackson                 LA          70791
1107181      Mcsweeney           BARRY R.            17455 Rancho Del Rio             Rancho Santa Fe         CA          92067
1244150      Ward                C. RUSSELL          3 Moales Lane                    Owings Mills            MD          21117
1244153      Eber                MARK R.             1116 Fairbanks Drive             Lutherville             MD          21093
1244370      Craig               EDWARD J            117 River View Road              Stevensville            MD          21666
1244442      Zhang               HUCHEN              13880 Rembrandt Way              Chantilly               VA          20151
1244466      Gattadahalli        SATISH              10606 Little Run Farm Court      Vienna                  VA          22182
1244504      Wei                 MINGHUI             11113 Hunt Club Drive            Potomac                 MD          20854
1244527      Wagle               SHRINIWAS D.        12223 Harbor Town Circle         Fairfax                 VA          22033
1244639      Mitchell            BARTON S            1004 Brooklandwood Road          Lutherville             MD          21093
1244817      Riley               BENJAMIN            205 Duke Of Gloucester St        Annapolis               MD          21401
1244820      Austin              JUDY                4608 Virginia Dare Trail         Nags Head               NC          27959
1244847      Hargrove            RICHARD D           24000 St. Michael Road           St. Michaels            MD          21663
1245637      Clarke              WILFORD E           1216 Thomas Point Court          Annapolis               MD          21403
1246068      Zaun                PHILLIP C           211 Banbury Rd                   Richmond                VA          23221
1247306      Thompson Iii        H FREEMAN           3200 Old Gun Road East           Midlothian              VA          23113
1247542      Hager               RICHARD C           70 Miss Sams Way                 Huntingtown             MD          20639
9901736      Lopez               JULIO T.            3645 Helford Place               Santa Rosa              CA          95404
1602941      Ates                D                   5950 Chamberlyne                 Frisco                  TX          75034


                                                     Stated
Seller                                               Original                       Stated
Loan                                                 Term          Origination      Remaining    Original        Current
Number       Occupancy Type        Property Type     (Months)      Date             Term         Subject LTV     Coupon
------       --------------        -------------     --------      -----------      ---------    -----------     -------
1392348      Owner Occupied        Detached PUD      360             8/9/2002         354            65.22         6.75
1781990      Owner Occupied        Detached PUD      180            12/3/2002         178            58.83        5.875
1747476      Owner Occupied        Single Family     180           12/10/2002         178               65        5.875
1684947      Owner Occupied        Single Family     180           11/15/2002         177            58.48            6
1742511      Owner Occupied        Condo             180           11/26/2002         177             73.2        5.625
1743298      Owner Occupied        Single Family     180           11/27/2002         177            51.36        5.875
1687259      Owner Occupied        Single Family     180           11/27/2002         177            42.53        5.875
1687005      Owner Occupied        Single Family     180           11/27/2002         177             61.8            6
1597477      Non-owner Occupied    Single Family     180            12/6/2002         178            43.52            6
1703686      Owner Occupied        Single Family     180           11/22/2002         177            34.55        5.875
1675342      Owner Occupied        Single Family     180           11/22/2002         177            65.35        5.875
1657355      Owner Occupied        Single Family     180           11/12/2002         177             39.9        5.875
1650230      Owner Occupied        Single Family     180           11/26/2002         177            54.29        5.875
1642845      Owner Occupied        Detached PUD      180           11/21/2002         177            61.91        5.875
1697691      Owner Occupied        Single Family     180           12/13/2002         178            54.17        5.875
1792273      Owner Occupied        Single Family     180           11/27/2002         177               65        5.625
1629265      Owner Occupied        Single Family     180           11/18/2002         177            49.77        5.875
1701161      Owner Occupied        Single Family     180            12/4/2002         178             72.7            6
1713389      Owner Occupied        Single Family     180           12/13/2002         178            44.25        5.875
1682844      Owner Occupied        Single Family     180           12/10/2002         178            63.64         5.75
1701418      Owner Occupied        Single Family     180            12/2/2002         178            66.17        5.625
1456133      Owner Occupied        Single Family     180           11/19/2002         177            60.18        5.875
1720468      Owner Occupied        Single Family     180            12/9/2002         178            76.25          5.5
1685097      Owner Occupied        Detached PUD      180           11/27/2002         177            60.25        5.875
1792044      Non-owner Occupied    Single Family     180           11/15/2002         177            66.89        5.875
1780859      Owner Occupied        Single Family     180           11/13/2002         177            63.79         5.75
1783086      Owner Occupied        Single Family     180            12/3/2002         178             23.2        5.875
1610823      Owner Occupied        Single Family     180            12/2/2002         178             57.6        5.875
1681164      Owner Occupied        Detached PUD      180           11/26/2002         177            60.53            6
1682590      Owner Occupied        Single Family     180            12/6/2002         178            79.45         5.75
1669633      Owner Occupied        Single Family     180           11/22/2002         177            66.67        5.625
1651071      Owner Occupied        Single Family     180           11/15/2002         177            49.48        5.875
1718272      Non-owner Occupied    Single Family     180           10/31/2002         176            69.29            6
1793056      Owner Occupied        Single Family     180            12/9/2002         178            67.88         5.75
1647223      Owner Occupied        Single Family     180           11/27/2002         177            74.49        5.625
1757488      Non-owner Occupied    Detached PUD      180           11/27/2002         177            43.74        5.875
1700453      Owner Occupied        Detached PUD      180           11/20/2002         177            77.69        5.875
1684248      Owner Occupied        Single Family     180           11/26/2002         177            43.48        5.875
1682436      Owner Occupied        Single Family     180           11/18/2002         177            74.16         5.75
1813425      Owner Occupied        Single Family     180           12/11/2002         178            60.48        5.625
1819466      Owner Occupied        Detached PUD      180           12/13/2002         178               80        5.875
1768442      Owner Occupied        Single Family     180           11/27/2002         177               80        5.875
1793365      Owner Occupied        Single Family     180           12/13/2002         178            74.71          5.5
1690140      Owner Occupied        Single Family     180           11/27/2002         177            49.38        5.875
1712656      Owner Occupied        Single Family     180           11/18/2002         177            77.64        5.875
1756407      Owner Occupied        Single Family     180            12/3/2002         178            70.43        6.375
1637927      Owner Occupied        Single Family     180           11/25/2002         177            71.52        5.875
1692935      Owner Occupied        Single Family     180            9/30/2002         175            35.89        5.625
1663724      Owner Occupied        Single Family     180           11/27/2002         177            44.55        6.125
1681389      Owner Occupied        Single Family     180           12/11/2002         178             72.6         5.75
1418929      Owner Occupied        Detached PUD      180            12/6/2002         178            63.26        5.625
1766393      Owner Occupied        Single Family     180            12/6/2002         178            57.06        5.875
1682673      Owner Occupied        Single Family     180           12/11/2002         178            20.88        5.625
1446202      Owner Occupied        Condo             180           11/20/2002         177             67.5         5.75
1800528      Owner Occupied        Single Family     180            12/3/2002         178            56.66         5.75
1858666      Non-owner Occupied    Detached PUD      180            12/4/2002         178               80        5.875
1724672      Owner Occupied        Single Family     180           11/18/2002         177               68         5.75
1736738      Owner Occupied        Single Family     180            12/6/2002         178            74.95        5.875
1738474      Owner Occupied        Detached PUD      180           11/27/2002         177            74.73        5.625
1662362      Owner Occupied        Detached PUD      180           11/26/2002         177            57.72        5.875
1749695      Owner Occupied        Single Family     180           11/27/2002         177            52.28        5.875
1666152      Owner Occupied        Single Family     180           11/25/2002         177            64.83         5.75
1750033      Owner Occupied        Single Family     180           11/27/2002         177            70.38         5.75
1675305      Owner Occupied        Single Family     180           11/21/2002         177               75        6.375
1684696      Owner Occupied        Single Family     180           11/20/2002         177             46.5        5.875
1694163      Owner Occupied        Single Family     180           11/18/2002         177            66.29        5.875
1686876      Owner Occupied        Single Family     180            12/2/2002         178            53.61        5.875
1657020      Owner Occupied        Detached PUD      180           11/18/2002         177            34.08        5.875
1819351      Owner Occupied        Single Family     180           12/10/2002         178            31.37         5.75
1627879      Owner Occupied        Single Family     180           11/25/2002         177            50.67         5.75
1745224      Owner Occupied        Single Family     180           11/25/2002         177            68.94        5.625
1789954      Owner Occupied        Single Family     180           12/13/2002         178            63.81         5.75
1739798      Owner Occupied        Single Family     180           12/10/2002         178            68.71        6.125
1679919      Owner Occupied        Single Family     180           11/21/2002         177            52.95        5.875
1669178      Owner Occupied        Single Family     180            11/7/2002         177            76.85        6.125
1554961      Owner Occupied        Single Family     180           10/21/2002         176            54.36        5.875
1713413      Owner Occupied        Single Family     180           12/13/2002         178             37.4        5.875
1589442      Owner Occupied        Attached PUD      180           11/20/2002         177            50.58         5.75
1726707      Owner Occupied        Single Family     180           11/27/2002         177            36.25        5.875
1745032      Non-owner Occupied    Condo             180           11/22/2002         177             69.2            6
1633938      Owner Occupied        Single Family     180            12/2/2002         178            61.43        5.625
1686626      Owner Occupied        Condo             180           11/27/2002         177            67.94        5.875
1782648      Owner Occupied        Single Family     180           12/11/2002         178               50        6.125
1697923      Owner Occupied        Condo             180            12/9/2002         178               68        5.625
1722907      Owner Occupied        Single Family     180            12/9/2002         178               80        5.875
1662992      Owner Occupied        Single Family     180           11/26/2002         177            51.54        5.875
1642464      Owner Occupied        Single Family     180           11/26/2002         177            62.88        5.875
1247508      Owner Occupied        Single Family     180            12/6/2002         178            52.25        5.625
1624538      Owner Occupied        Single Family     180            11/6/2002         177            79.05        5.875
1635242      Owner Occupied        Single Family     180           10/29/2002         176            61.58            6
1657185      Owner Occupied        Single Family     180           11/25/2002         177            63.08            6
1247645      Owner Occupied        Detached PUD      180           11/22/2002         177            74.95        5.875
1729775      Owner Occupied        Single Family     180            12/2/2002         178            70.61         5.75
1689127      Owner Occupied        Single Family     180            12/2/2002         178            45.82        5.625
1797286      Owner Occupied        Single Family     180           11/18/2002         177            79.89        5.375
1636920      Owner Occupied        Detached PUD      180            12/9/2002         178            48.37         5.75
1718712      Owner Occupied        Single Family     180           12/10/2002         178               50         5.75
1713515      Owner Occupied        Single Family     180           12/13/2002         178            69.57        5.875
1800662      Owner Occupied        Detached PUD      180           11/27/2002         177            53.34          5.5
1580195      Owner Occupied        Detached PUD      180            12/2/2002         178             73.8            6
1504987      Owner Occupied        Single Family     180            10/2/2002         176            68.63        5.875
1762873      Owner Occupied        Detached PUD      180           11/27/2002         177            66.17        5.625
1747969      Owner Occupied        Single Family     180           12/13/2002         178            61.88        5.875
1797050      Owner Occupied        Single Family     180           12/13/2002         178            35.91         5.75
1706306      Owner Occupied        Single Family     180           11/22/2002         177            40.12        5.875
1669672      Owner Occupied        Detached PUD      180           11/18/2002         177               80        5.625
1630706      Owner Occupied        Single Family     180           11/25/2002         177            27.69        5.875
1502511      Owner Occupied        Single Family     180            9/23/2002         175            78.54            6
1247940      Owner Occupied        Detached PUD      180           11/27/2002         177            60.47            6
1792323      Owner Occupied        Single Family     180           12/12/2002         178               80         5.75
1701043      Owner Occupied        Single Family     180           11/27/2002         177            53.76        5.625
1666966      Owner Occupied        Single Family     180           11/25/2002         177            78.68         5.75
1745034      Owner Occupied        Single Family     180           11/26/2002         177            59.87        5.875
1689007      Owner Occupied        Single Family     180           11/27/2002         177            44.35        5.875
1746275      Owner Occupied        Single Family     180           11/25/2002         177            59.02        5.875
1630764      Owner Occupied        Single Family     180           11/21/2002         177            46.84        5.875
1697549      Owner Occupied        Single Family     180           12/11/2002         178            54.67        5.625
1751205      Owner Occupied        Single Family     180           12/13/2002         178            25.28        5.875
1787597      Owner Occupied        Detached PUD      180           12/11/2002         178            59.99        5.875
1536651      Owner Occupied        Single Family     180           11/27/2002         177               56          5.5
1837414      Owner Occupied        Single Family     180           12/11/2002         178            74.09        6.375
1521935      Owner Occupied        Single Family     180            10/1/2002         176            74.64        6.125
1246915      Owner Occupied        Detached PUD      180           11/29/2002         177               80        5.875
1247933      Owner Occupied        Single Family     180            12/4/2002         178            51.99        5.875
1786705      Owner Occupied        Single Family     180           10/25/2002         176            79.13         5.75
1752566      Owner Occupied        Detached PUD      180           12/12/2002         178            59.02          5.5
1807960      Owner Occupied        Single Family     180           11/27/2002         177            50.95          5.5
1803261      Owner Occupied        Detached PUD      180            12/9/2002         178            69.69            6
1707683      Owner Occupied        Single Family     180           11/27/2002         177            74.32         5.75
1683076      Owner Occupied        Single Family     180           11/26/2002         177            34.35        5.875
1766005      Owner Occupied        Single Family     180           11/25/2002         177               70         5.75
1768233      Owner Occupied        Detached PUD      180            12/2/2002         178            54.18         5.75
1326430      Owner Occupied        Single Family     180           11/25/2002         177            62.73         5.75
1656012      Owner Occupied        Detached PUD      180           11/25/2002         177             65.1         5.75
1658221      Owner Occupied        Condo             180           11/27/2002         177            75.61         5.75
1839929      Owner Occupied        Single Family     180           12/10/2002         178            21.72         5.75
1628527      Owner Occupied        Detached PUD      180           11/18/2002         177            65.15        5.875
1657058      Owner Occupied        Detached PUD      180           10/30/2002         176            37.78         5.75
1671922      Owner Occupied        Detached PUD      180           11/25/2002         177            76.89        5.875
1699754      Owner Occupied        Detached PUD      180            11/5/2002         177            36.34        5.875
1790733      Owner Occupied        Single Family     180           11/22/2002         177            72.37        5.875
1662733      Owner Occupied        Single Family     180           11/14/2002         177            60.91        5.875
1794259      Owner Occupied        Single Family     180           11/22/2002         177            79.99        5.875
1697924      Owner Occupied        Condo             180           12/13/2002         178            53.24         5.75
1705823      Owner Occupied        Detached PUD      180           11/22/2002         177            67.08        5.625
1656755      Owner Occupied        Detached PUD      180           11/13/2002         177            54.88         5.75
1833692      Owner Occupied        Single Family     180           12/18/2002         178            79.44         5.75
1701123      Owner Occupied        Detached PUD      180           11/25/2002         177            60.19        6.375
1843284      Owner Occupied        Single Family     180           12/11/2002         178            63.98        5.875
1449992      Owner Occupied        Single Family     360            8/13/2002         354            78.86          6.5
1556461      Owner Occupied        Single Family     360            9/28/2002         355            74.26         6.25
1108842      Owner Occupied        Unknown PUD       360            8/12/2002         354               95          6.5
1549344      Owner Occupied        Detached PUD      312            10/2/2002         308            58.73          6.5
1704221      Owner Occupied        Detached PUD      180           12/18/2002         178            70.56        5.875
1677033      Owner Occupied        Single Family     180           12/13/2002         178            63.16        6.375
1701080      Owner Occupied        Single Family     180           12/12/2002         178            35.16        5.625
1096215      Owner Occupied        Single Family     180           11/20/2002         177               80          5.5
1299916      Owner Occupied        Detached PUD      180            12/6/2002         178               80         5.75
1755055      Owner Occupied        Detached PUD      180           11/27/2002         177            67.75         5.75
1817483      Non-owner Occupied    Single Family     180            12/6/2002         178               40        6.375
1660662      Owner Occupied        Single Family     180           11/22/2002         177            47.62        6.125
1617657      Owner Occupied        Single Family     180           10/15/2002         176            70.08        5.875
1688912      Owner Occupied        Single Family     180           11/27/2002         177            35.87          5.5
1821699      Owner Occupied        Single Family     180           12/11/2002         178            45.94        5.875
 306188      Owner Occupied        Single Family     360            10/4/2001         344             94.7        6.875
 670649      Owner Occupied        Single Family     357           11/19/2002         354            71.67        6.625
 681538      Non-owner Occupied    Single Family     360            8/30/2002         354               75        7.125
 698521      Owner Occupied        Single Family     360           12/13/2002         358             75.3        6.375
 702230      Owner Occupied        Single Family     360            7/18/2002         353               90          6.5
 762695      Owner Occupied        Single Family     360            10/1/2002         356               80        6.625
 810980      Owner Occupied        Single Family     360            1/24/2003         359            79.67         6.25
 921878      Owner Occupied        Single Family     300            1/16/2003         299            61.73            6
 953428      Owner Occupied        Single Family     360            2/13/2002         348               75        6.875
1012218      Owner Occupied        Single Family     360           12/30/2002         358             23.6            6
1095793      Owner Occupied        Single Family     360           11/22/2002         357             55.5         6.25
1096099      Owner Occupied        Single Family     360           10/23/2002         356            57.22        6.375
1101803      Owner Occupied        Single Family     360            4/23/2002         350            80.32        7.625
1104034      Owner Occupied        Single Family     360           12/13/2002         358               80            7
1108475      Owner Occupied        Single Family     360            8/16/2002         354            49.57          6.5
1110841      Owner Occupied        Condo             360             9/9/2002         355               75         6.75
1112873      Owner Occupied        Single Family     360            9/11/2002         355            60.83          6.5
1115524      Owner Occupied        Single Family     360            9/28/2002         356            69.98        6.625
1116226      Owner Occupied        Single Family     360            9/25/2002         355            46.26        6.125
1289073      Owner Occupied        Single Family     360            1/10/2003         359            77.13            6
1326481      Owner Occupied        Single Family     360            1/10/2003         359            66.16         6.25
1333638      Owner Occupied        Single Family     360             6/5/2002         352               80        6.875
1336350      Owner Occupied        Single Family     360            6/25/2002         352               80        6.875
1345213      Owner Occupied        Single Family     360            10/4/2002         356               80          6.5
1372198      Owner Occupied        Single Family     360             1/3/2003         359            65.16        6.375
1376146      Owner Occupied        Single Family     360            7/18/2002         353            79.63         6.75
1384098      Owner Occupied        Single Family     360           10/25/2002         356               85        6.375
1387405      Owner Occupied        Single Family     360            7/25/2002         353            76.47        6.375
1392241      Owner Occupied        Single Family     360            8/26/2002         354            48.21        6.875
1392446      Owner Occupied        Single Family     360             8/1/2002         353               80         6.75
1416031      Owner Occupied        Single Family     360            9/27/2002         355               90        6.375
1418860      Owner Occupied        Single Family     360            1/22/2003         359            71.43        6.125
1445662      Non-owner Occupied    Detached PUD      360            8/20/2002         354               70        6.625
1447191      Owner Occupied        Single Family     360            1/17/2003         359               80        6.125
1449281      Owner Occupied        Single Family     360           10/25/2002         356            79.52         6.75
1458928      Owner Occupied        Single Family     360             9/3/2002         355            76.92        6.375
1483049      Owner Occupied        Single Family     360            8/19/2002         354            47.14        6.375
1493556      Owner Occupied        Single Family     360           10/14/2002         356            58.46          6.5
1503926      Owner Occupied        Single Family     360            8/27/2002         354            58.81         6.25
1508284      Owner Occupied        Single Family     360           10/25/2002         356            64.05          6.5
1521773      Owner Occupied        Single Family     360             1/6/2003         359            79.99            6
1523892      Owner Occupied        Single Family     360           12/11/2002         358               80         6.25
1533628      Owner Occupied        Single Family     360            1/17/2003         359            68.89          6.5
1536258      Owner Occupied        Single Family     360           10/28/2002         356            71.24          6.5
1540550      Owner Occupied        Single Family     360           12/20/2002         358            79.99         6.25
1547455      Owner Occupied        Single Family     360            8/15/2002         354               70        6.875
1550648      Owner Occupied        Single Family     360            9/27/2002         355            71.56        6.625
1554600      Owner Occupied        Single Family     360           12/18/2002         358            78.74            7
1555776      Owner Occupied        Single Family     360            9/26/2002         356            44.44        6.375
1559084      Owner Occupied        Single Family     360            10/9/2002         356            79.86        6.375
1566888      Owner Occupied        Single Family     360            1/15/2003         359            79.46          6.5
1566965      Owner Occupied        Single Family     360            1/10/2003         359               54            6
1569433      Owner Occupied        Single Family     360           12/19/2002         358            55.81         6.25
1574756      Owner Occupied        Single Family     360           10/21/2002         356            52.94         6.25
1575733      Owner Occupied        Single Family     360            10/3/2002         356            74.38        6.625
1578770      Owner Occupied        Single Family     360           10/17/2002         356               80          6.5
1580206      Owner Occupied        Single Family     360            10/1/2002         356            79.99        6.375
1584925      Owner Occupied        Single Family     360           10/18/2002         356               80        6.125
1589377      Owner Occupied        Single Family     360           10/15/2002         356               69          6.5
1593502      Owner Occupied        Single Family     360            10/9/2002         356            51.57         6.25
1596878      Owner Occupied        Single Family     360             1/6/2003         359            78.46          6.5
1598258      Non-owner Occupied    Single Family     360             1/3/2003         358               70        6.375
1602359      Owner Occupied        Single Family     360           10/22/2002         356            68.42        6.375
1602490      Owner Occupied        Single Family     360           10/18/2002         356             61.8         6.25
1602595      Owner Occupied        Single Family     360           10/28/2002         356            79.55         6.25
1602663      Owner Occupied        Single Family     360            10/5/2002         356            59.68        6.875
1614170      Owner Occupied        Single Family     348            1/10/2003         347            72.24        6.375
1614402      Owner Occupied        Single Family     360           10/11/2002         356            69.33        6.375
1626738      Owner Occupied        Single Family     360            1/13/2003         359             79.6          6.5
1630537      Owner Occupied        Single Family     360            10/4/2002         356               80         6.75
1635605      Non-owner Occupied    Single Family     360           10/17/2002         356            62.28         6.25
1635795      Owner Occupied        Single Family     360           10/30/2002         356            66.62            6
1636411      Owner Occupied        Single Family     360           10/18/2002         356             79.3        6.375
1641309      Owner Occupied        Single Family     360            1/14/2003         359            58.87        6.375
1645423      Owner Occupied        Single Family     360            9/26/2002         355             30.3        6.375
1649148      Owner Occupied        Single Family     360            1/13/2003         359             60.7         6.25
1656716      Owner Occupied        Single Family     360            1/10/2003         359            56.06          6.5
1663194      Owner Occupied        Single Family     360             1/7/2003         359             66.3        5.875
1663400      Non-owner Occupied    Single Family     360             1/6/2003         359            45.05          6.5
1678012      Owner Occupied        Single Family     360            1/13/2003         359               80        6.125
1681958      Owner Occupied        Single Family     360           11/25/2002         358             76.6        6.375
1682766      Owner Occupied        Single Family     360           11/12/2002         357               80        6.375
1689410      Owner Occupied        Single Family     360             1/9/2003         359            79.06        6.375
1692433      Owner Occupied        Single Family     360             1/8/2003         359            79.57        6.375
1697579      Owner Occupied        Single Family     360            12/9/2002         358             73.6        6.375
1699468      Owner Occupied        Single Family     360            1/11/2003         359               80         6.25
1700261      Owner Occupied        Single Family     360           12/16/2002         358            67.36         6.75
1701706      Owner Occupied        Single Family     360           10/29/2002         357            45.61        6.375
1703068      Owner Occupied        Single Family     360            11/5/2002         357               80        6.375
1707026      Owner Occupied        Single Family     360           12/20/2002         358            69.98         6.25
1720278      Owner Occupied        Single Family     360            1/10/2003         359               80            6
1720301      Owner Occupied        Single Family     360           12/18/2002         358            61.24        6.375
1728332      Owner Occupied        Single Family     360            1/14/2003         359            48.61            6
1738260      Owner Occupied        Single Family     360           11/27/2002         357            74.73          6.5
1738549      Non-owner Occupied    Single Family     360           11/21/2002         357            63.37        6.875
1738644      Owner Occupied        Single Family     360            1/15/2003         359            39.66          6.5
1738790      Owner Occupied        Single Family     360           12/16/2002         358               75          6.5
1744203      Non-owner Occupied    Single Family     360            1/16/2003         359            42.96        6.625
1744246      Owner Occupied        Single Family     360            1/16/2003         359            77.59            6
1745053      Owner Occupied        Single Family     360           12/20/2002         358            49.81        6.375
1748304      Owner Occupied        Single Family     360           12/20/2002         358             77.4        6.375
1749574      Owner Occupied        Single Family     360           12/12/2002         358               80        6.375
1753485      Owner Occupied        Single Family     360           12/20/2002         358               63         6.25
1753978      Owner Occupied        Single Family     360           12/27/2002         358               75         6.75
1755298      Owner Occupied        Single Family     360            1/16/2003         359            64.17        6.125
1756313      Owner Occupied        Single Family     360            1/10/2003         359            72.19        6.125
1758028      Owner Occupied        Single Family     360           11/15/2002         357            75.48         6.25
1758383      Owner Occupied        Single Family     360            1/17/2003         359            61.51        6.125
1758528      Owner Occupied        Single Family     360             1/9/2003         359               70        6.125
1758567      Owner Occupied        Single Family     360            1/16/2003         359            32.47         6.25
1759754      Owner Occupied        Single Family     360            1/10/2003         359               70          6.5
1759850      Owner Occupied        Single Family     360             1/9/2003         359               75        5.875
1763631      Non-owner Occupied    Condo             360            1/14/2003         359               80         6.25
1767096      Owner Occupied        Single Family     360            1/15/2003         359            79.45        6.375
1781048      Owner Occupied        Condo             360            1/13/2003         359            78.95          6.5
1783109      Owner Occupied        Single Family     360           11/15/2002         357               80          6.5
1784882      Owner Occupied        Detached PUD      360            1/21/2003         359            75.99         5.75
1787592      Owner Occupied        Single Family     360             1/7/2003         359            57.14         6.25
1789060      Owner Occupied        Single Family     360            1/16/2003         359               66        6.375
1789422      Owner Occupied        Single Family     360             1/9/2003         359            61.69          6.5
1790203      Owner Occupied        Single Family     360            1/10/2003         359            75.53        6.375
1790683      Owner Occupied        Single Family     360           12/19/2002         358            54.42        6.375
1791001      Owner Occupied        Single Family     360           12/31/2002         358            79.99        6.375
1795166      Owner Occupied        Single Family     360           12/20/2002         358            64.69         6.25
1795197      Owner Occupied        Single Family     360           12/20/2002         358            76.36         6.25
1795636      Owner Occupied        Single Family     360            11/8/2002         357            94.99        6.125
1795905      Owner Occupied        Single Family     360           12/20/2002         358            70.55         6.25
1796517      Owner Occupied        Single Family     360            1/17/2003         359               80         6.25
1797608      Owner Occupied        Single Family     360            1/10/2003         359             70.8         6.25
1798010      Owner Occupied        Single Family     360            12/2/2002         358            59.63        6.375
1798040      Owner Occupied        Single Family     360           12/13/2002         358            47.42        6.125
1798781      Owner Occupied        Single Family     360           11/22/2002         357            56.78         6.25
1799916      Owner Occupied        Single Family     360           12/10/2002         358             64.6         6.25
1800683      Owner Occupied        Single Family     360             1/6/2003         359            67.69        6.375
1801787      Owner Occupied        Single Family     360            1/13/2003         359            36.23        6.375
1804430      Owner Occupied        Attached PUD      360           12/18/2002         358               80         5.75
1806596      Owner Occupied        Single Family     360           12/11/2002         358               80         6.25
1807035      Owner Occupied        Single Family     360             1/9/2003         359               80         6.25
1807088      Owner Occupied        Single Family     360            1/17/2003         359            53.61         6.25
1808212      Owner Occupied        Single Family     360            1/15/2003         359            69.12        6.125
1808260      Owner Occupied        Condo             360            1/14/2003         359            74.85        6.125
1808476      Owner Occupied        Single Family     360             1/9/2003         359            60.23          6.5
1808789      Owner Occupied        Single Family     360             1/6/2003         359            54.97         6.25
1810201      Owner Occupied        Single Family     240             1/3/2003         239            55.56        6.125
1810341      Owner Occupied        Single Family     360           11/29/2002         357               75         6.25
1810475      Owner Occupied        Single Family     360            1/10/2003         359            54.35        6.375
1810559      Owner Occupied        Single Family     360            12/2/2002         357               80        6.375
1811039      Owner Occupied        Single Family     360             1/6/2003         359            74.99        6.375
1813022      Owner Occupied        Single Family     360            1/13/2003         360            59.18        6.375
1813796      Owner Occupied        Single Family     360            1/17/2003         359            75.71        5.875
1817532      Owner Occupied        Single Family     360            1/13/2003         359            53.23            6
1819314      Owner Occupied        Single Family     360           12/13/2002         358            62.63            6
1819642      Non-owner Occupied    Condo             360            1/17/2003         359            66.39        6.125
1823052      Owner Occupied        Single Family     360            1/21/2003         359            65.38            6
1825197      Owner Occupied        Single Family     360            1/10/2003         359            39.74            6
1828123      Owner Occupied        Single Family     360           12/27/2002         359            71.95        6.375
1830322      Owner Occupied        Single Family     360           12/16/2002         358               80        6.375
1831920      Owner Occupied        Single Family     360            1/14/2003         359               80        6.375
1832054      Non-owner Occupied    Condo             360            1/13/2003         359            48.32        6.375
1832167      Owner Occupied        Single Family     360            1/22/2003         359               80         6.25
1832296      Owner Occupied        Single Family     360           12/25/2002         358               70            6
1832444      Owner Occupied        Condo             360            1/13/2003         359            64.62         6.25
1836347      Owner Occupied        Single Family     360            1/10/2003         359            78.77          6.5
1841216      Owner Occupied        Single Family     360            1/16/2003         359               80        6.125
1841240      Owner Occupied        Single Family     360            1/17/2003         359            59.38         6.25
1845209      Owner Occupied        Single Family     360            1/14/2003         359               80         6.25
1846130      Owner Occupied        Single Family     360            1/13/2003         359            59.82         6.25
1847418      Non-owner Occupied    Single Family     360            12/5/2002         357            88.19          6.5
1849850      Owner Occupied        Single Family     360             1/8/2003         359               90        5.875
1850230      Owner Occupied        Single Family     360            1/10/2003         359            61.36         6.25
1851892      Owner Occupied        Single Family     360             1/8/2003         359            67.13         6.25
1852590      Owner Occupied        Single Family     360            1/14/2003         359               80        6.125
1853511      Owner Occupied        Single Family     360            1/16/2003         359               80        6.375
1854550      Owner Occupied        Single Family     360             1/8/2003         359            57.74        6.125
1855111      Owner Occupied        Single Family     360             1/7/2003         359             83.4        6.125
1855929      Owner Occupied        Single Family     360            1/10/2003         359               75        6.625
1856107      Owner Occupied        Single Family     360            1/16/2003         359            56.12        6.125
1859682      Owner Occupied        Single Family     360            1/17/2003         359            66.73          6.5
1860942      Owner Occupied        Single Family     360            1/17/2003         359            79.37          6.5
1862110      Owner Occupied        Single Family     360            1/17/2003         359               95          6.5
1864035      Owner Occupied        Single Family     360           12/26/2002         358            74.72         6.25
1864055      Owner Occupied        Single Family     360             1/2/2003         359               70        6.125
1864192      Owner Occupied        Single Family     360           12/18/2002         358            73.47        6.875
1864671      Owner Occupied        Single Family     360           12/23/2002         358               80          6.5
1865932      Owner Occupied        Single Family     360             1/6/2003         359            63.71        6.375
1866396      Owner Occupied        Single Family     360            1/17/2003         359            74.32        6.375
1866844      Owner Occupied        Single Family     360            1/10/2003         359            42.59         6.25
1867248      Owner Occupied        Condo             360             1/2/2003         359            74.55          6.5
1867720      Owner Occupied        Single Family     360             1/6/2003         359               75        6.375
1867795      Owner Occupied        Single Family     360           12/27/2002         358            79.99        6.375
1868244      Owner Occupied        Single Family     360            12/6/2002         358               80          6.5
1869170      Owner Occupied        Single Family     360            1/17/2003         359               80        6.375
1869391      Owner Occupied        Single Family     360            1/17/2003         359               80        6.375
1870119      Owner Occupied        Single Family     360            1/13/2003         359            49.28         6.25
1870256      Owner Occupied        Single Family     360            1/17/2003         359               80         6.25
1870387      Owner Occupied        Single Family     360            1/13/2003         359            65.84            6
1872693      Owner Occupied        Single Family     360            1/10/2003         359            67.38          6.5
1872866      Owner Occupied        Single Family     360            1/16/2003         359            44.44         6.75
1873009      Non-owner Occupied    Single Family     360            1/21/2003         359            73.15         6.25
1873104      Owner Occupied        Single Family     360            1/13/2003         359               80        6.125
1873577      Owner Occupied        Single Family     240           12/20/2002         238            55.93         6.25
1874395      Owner Occupied        Single Family     360             1/9/2003         359            36.12         6.75
1874647      Owner Occupied        Single Family     360            1/10/2003         359            79.95        6.125
1875885      Owner Occupied        Single Family     360            1/17/2003         359            77.69            6
1875976      Owner Occupied        Single Family     360            1/16/2003         359            59.65        6.375
1876344      Owner Occupied        Single Family     360            1/17/2003         359               80            6
1876779      Owner Occupied        Single Family     360            1/15/2003         359            73.96         6.25
1876855      Owner Occupied        Single Family     360            1/14/2003         359               80        6.625
1876856      Owner Occupied        Single Family     360             1/3/2003         359             65.9         6.25
1877449      Owner Occupied        Single Family     360           12/20/2002         358             60.8         6.25
1878111      Owner Occupied        Single Family     360            1/10/2003         359               75        6.875
1878819      Owner Occupied        Single Family     360             1/3/2003         358               80         6.25
1879563      Owner Occupied        Single Family     360            1/16/2003         359               76         6.25
1880223      Owner Occupied        Single Family     360            1/13/2003         359            78.79        6.375
1880653      Owner Occupied        Single Family     360             1/2/2003         359            77.55          6.5
1881453      Owner Occupied        Single Family     360           12/19/2002         358            65.27         6.25
1881990      Owner Occupied        Single Family     360             1/3/2003         359            66.26        6.125
1882059      Owner Occupied        Condo             360             1/6/2003         359            74.67          6.5
1883318      Owner Occupied        Single Family     360            1/13/2003         359            58.96        6.125
1883463      Owner Occupied        Single Family     360           12/23/2002         358            30.04        5.875
1884409      Non-owner Occupied    Single Family     360             1/8/2003         359             53.9        6.375
1884416      Owner Occupied        Single Family     360           12/19/2002         358             79.6         6.25
1884897      Owner Occupied        2-4 Family        360            1/17/2003         359             73.5        6.125
1884969      Owner Occupied        Single Family     360             1/9/2003         359            77.84         6.25
1885109      Owner Occupied        Single Family     360             1/9/2003         359             67.5        6.125
1885423      Owner Occupied        Single Family     360            1/10/2003         359            79.99         6.25
1886515      Owner Occupied        Single Family     360             1/8/2003         359            79.65         6.25
1886761      Owner Occupied        Single Family     360            1/27/2003         359               80            7
1887276      Owner Occupied        Single Family     360            1/10/2003         359            54.38         6.25
1887724      Owner Occupied        Single Family     360            1/15/2003         359            78.34        6.125
1887786      Owner Occupied        Single Family     360             1/9/2003         359            63.76         6.25
1889606      Owner Occupied        Single Family     240             1/7/2003         239            64.96         6.25
1890264      Owner Occupied        Single Family     360             1/9/2003         359            51.81            6
1890606      Owner Occupied        Single Family     360            1/13/2003         359            79.49        6.125
1890695      Owner Occupied        Attached PUD      360            1/15/2003         359            77.38         6.25
1890837      Owner Occupied        Single Family     360            1/10/2003         359            79.36         6.25
1891218      Owner Occupied        Single Family     360             1/8/2003         359            74.77        6.125
1891285      Owner Occupied        Single Family     360            1/17/2003         359            69.39        6.625
1892458      Owner Occupied        Single Family     360             1/9/2003         359            69.23            6
1892526      Owner Occupied        Single Family     360             1/9/2003         359             70.4        6.375
1892547      Owner Occupied        Single Family     360           12/27/2002         358            76.39        6.375
1893410      Owner Occupied        Single Family     360           12/13/2002         358               80        6.375
1893550      Owner Occupied        Single Family     360            1/10/2003         359             59.3        6.125
1893736      Owner Occupied        Single Family     360            1/15/2003         359            56.82        6.125
1894155      Owner Occupied        Single Family     360            1/10/2003         359             62.9         6.25
1894160      Owner Occupied        Single Family     360             1/9/2003         359            52.76        6.375
1894174      Owner Occupied        Single Family     360            1/14/2003         359            64.94        6.375
1894425      Owner Occupied        Single Family     360             1/3/2003         359            62.07          6.5
1894440      Owner Occupied        Single Family     360             1/6/2003         359            59.94         6.25
1895703      Owner Occupied        Single Family     360            1/13/2003         359            74.83            6
1896160      Owner Occupied        Single Family     360             1/7/2003         359            58.62         6.25
1896417      Owner Occupied        Single Family     360            1/10/2003         359            79.63        6.125
1896504      Owner Occupied        Single Family     360             1/8/2003         359            70.91            6
1896629      Owner Occupied        Single Family     360             1/3/2003         359            74.99        6.625
1896640      Owner Occupied        Single Family     360            1/15/2003         359               80        6.625
1896667      Owner Occupied        Single Family     360            1/10/2003         359            54.07        6.125
1897660      Owner Occupied        Single Family     360            1/13/2003         359            50.95            6
1898278      Owner Occupied        Single Family     360           12/31/2002         358               80            6
1898412      Owner Occupied        Single Family     360           12/31/2002         358            69.28            6
1898542      Owner Occupied        Single Family     360            1/13/2003         359            66.53        6.375
1898631      Owner Occupied        Single Family     360            1/10/2003         359            79.24        6.125
1899345      Owner Occupied        Single Family     360            1/13/2003         359            67.12         6.25
1900578      Owner Occupied        Single Family     360             1/8/2003         359               80            6
1900674      Non-owner Occupied    Single Family     360            1/16/2003         359               80            6
1901029      Owner Occupied        Single Family     360             1/7/2003         359            67.45            6
1901312      Owner Occupied        Single Family     360             1/2/2003         359            74.99        6.125
1901746      Owner Occupied        Single Family     360           12/26/2002         358            55.75         6.25
1901958      Owner Occupied        Single Family     360            1/21/2003         359            53.46            6
1902100      Owner Occupied        Single Family     360            1/16/2003         359               80        6.125
1902275      Owner Occupied        Single Family     360            1/16/2003         359            42.37        6.625
1903229      Owner Occupied        Single Family     360             1/8/2003         359             79.8        6.375
1904428      Owner Occupied        Single Family     360            1/15/2003         359            78.43        6.125
1904987      Owner Occupied        Single Family     360           12/19/2002         358               75        6.125
1905311      Non-owner Occupied    Single Family     360            1/10/2003         359            79.99         6.25
1905313      Owner Occupied        Single Family     360            1/16/2003         359               75        6.625
1905347      Owner Occupied        Single Family     360             1/9/2003         359            52.92         6.25
1905695      Owner Occupied        Single Family     360            1/13/2003         359            66.07        5.875
1905881      Owner Occupied        Single Family     360            1/22/2003         359               70         6.25
1906406      Owner Occupied        Single Family     360            1/17/2003         359            78.52            6
1906418      Owner Occupied        Single Family     360            1/17/2003         359             62.6            6
1907641      Owner Occupied        Single Family     360            1/10/2003         359            69.33            6
1908164      Owner Occupied        Single Family     360             1/8/2003         359               75        6.625
1908221      Owner Occupied        Single Family     360           12/23/2002         358             78.6          6.5
1908514      Owner Occupied        Single Family     360             1/9/2003         359               80         6.25
1908776      Owner Occupied        Single Family     360            1/10/2003         359            78.33        6.125
1909302      Owner Occupied        Single Family     360            1/13/2003         359            41.67            6
1909337      Owner Occupied        Single Family     360            1/16/2003         359               75        6.625
1910315      Owner Occupied        Single Family     360            1/16/2003         359            76.29        6.125
1910502      Owner Occupied        Single Family     360            1/17/2003         359             72.9        6.125
1910840      Owner Occupied        Single Family     360            1/14/2003         359            83.07            6
1911208      Owner Occupied        Single Family     360            1/21/2003         359            73.24            6
1911663      Owner Occupied        Single Family     360             1/3/2003         359            44.57        6.625
1912617      Owner Occupied        Detached PUD      360             1/7/2003         359            55.56        6.375
1913032      Owner Occupied        Single Family     360            1/15/2003         359            74.17            6
1913091      Owner Occupied        Single Family     360           12/30/2002         359               75        6.125
1913274      Owner Occupied        Single Family     360             1/6/2003         359            63.33        6.125
1913491      Owner Occupied        Single Family     360            1/13/2003         359            48.86        5.875
1914254      Owner Occupied        Single Family     360            1/17/2003         359            77.73        5.875
1914946      Owner Occupied        Single Family     360            1/16/2003         359            71.17         6.25
1915453      Owner Occupied        Single Family     360             1/3/2003         359            49.04            6
1915521      Owner Occupied        Single Family     360            1/14/2003         359               80        5.875
1916094      Non-owner Occupied    Single Family     360            1/21/2003         359            59.88          6.5
1916146      Owner Occupied        Single Family     360            1/13/2003         359            68.51         6.25
1916408      Owner Occupied        Single Family     360            1/10/2003         359            77.33         6.25
1916432      Owner Occupied        Single Family     360            1/17/2003         359            63.69            6
1917247      Owner Occupied        Condo             360            1/16/2003         359            76.92            6
1917405      Owner Occupied        Single Family     360            1/10/2003         359               80            6
1917613      Owner Occupied        Single Family     360             1/2/2003         359             68.5          6.5
1917702      Owner Occupied        Single Family     360            1/14/2003         359               85            6
1917823      Owner Occupied        Single Family     360             1/9/2003         359            72.12        5.875
1917837      Owner Occupied        Single Family     360            1/15/2003         359               39            6
1918704      Owner Occupied        Single Family     360            1/10/2003         359               50        6.375
1919213      Owner Occupied        Single Family     360            1/16/2003         359             76.4            6
1919284      Owner Occupied        Attached PUD      360             1/9/2003         359            73.57          6.5
1920026      Owner Occupied        Single Family     360            1/17/2003         359            56.38            6
1920518      Owner Occupied        Single Family     360            1/16/2003         359             79.8          6.5
1920851      Owner Occupied        Single Family     360            1/21/2003         359            72.03            6
1921600      Owner Occupied        Single Family     360            1/13/2003         359            78.13            6
1921900      Owner Occupied        Single Family     360            1/17/2003         359            36.11            6
1921943      Owner Occupied        Single Family     360            1/10/2003         359            77.42        6.125
1922407      Owner Occupied        Single Family     360             1/9/2003         359            74.29        6.375
1922506      Owner Occupied        Single Family     360             1/6/2003         359            51.18        6.125
1923415      Owner Occupied        Single Family     360            1/16/2003         359            62.29            6
1923575      Owner Occupied        Single Family     360             1/9/2003         359            45.71          6.5
1924229      Owner Occupied        Single Family     360            1/13/2003         359               80        6.125
1924831      Owner Occupied        Single Family     360            1/14/2003         359            73.03         6.25
1924875      Owner Occupied        Single Family     360            1/21/2003         359            54.58        5.875
1924913      Owner Occupied        Single Family     360            1/10/2003         359            74.11            6
1924994      Owner Occupied        Single Family     360            1/15/2003         359               70         6.25
1925327      Owner Occupied        Single Family     360            1/20/2003         359               80        5.875
1925511      Owner Occupied        Single Family     360            1/10/2003         359            77.13            6
1926095      Owner Occupied        Single Family     360             1/9/2003         359            47.08          6.5
1926652      Non-owner Occupied    Single Family     360            1/10/2003         359            73.33            6
1926843      Owner Occupied        Single Family     360             1/8/2003         359            67.42        6.125
1927050      Owner Occupied        Single Family     360             1/9/2003         359             59.6         6.25
1927116      Owner Occupied        Single Family     360            1/10/2003         359            57.07        6.375
1927117      Owner Occupied        Single Family     360             1/8/2003         359            63.64         6.25
1928154      Owner Occupied        Single Family     360            1/17/2003         359            48.42        5.875
1928413      Owner Occupied        Single Family     360            1/17/2003         359            67.05            6
1928480      Owner Occupied        Single Family     360            1/17/2003         359            54.17            6
1930860      Owner Occupied        Single Family     360            1/15/2003         359             67.7            6
1931035      Owner Occupied        Single Family     360            1/14/2003         359               70            6
1931082      Owner Occupied        Single Family     360            1/17/2003         359            60.66            6
1931897      Owner Occupied        Single Family     360            1/13/2003         359            53.68        5.875
1931934      Owner Occupied        Single Family     360             1/8/2003         359               70          6.5
1932455      Owner Occupied        Single Family     360             1/9/2003         359            33.09        6.375
1932952      Owner Occupied        Single Family     360            1/13/2003         359               75        6.125
1933040      Owner Occupied        Single Family     360            1/14/2003         359            53.19         6.25
1934168      Owner Occupied        Condo             360            1/16/2003         359            78.23         5.75
1935094      Non-owner Occupied    Detached PUD      360            1/16/2003         359               52          6.5
1935611      Owner Occupied        Single Family     360            1/14/2003         359            79.37            6
1936328      Owner Occupied        Single Family     360            1/15/2003         359               75          6.5
1937326      Owner Occupied        Single Family     360            1/15/2003         359            66.18         6.25
1939249      Owner Occupied        Single Family     360             1/9/2003         359            74.77         6.25
1941927      Owner Occupied        Single Family     360            1/17/2003         359               80        6.375
1942177      Owner Occupied        Single Family     360            1/17/2003         359            78.64        6.125
1943999      Owner Occupied        Single Family     360            1/15/2003         359            72.82            6
1944465      Owner Occupied        Single Family     360            1/14/2003         359               80          6.5
1950008      Owner Occupied        Single Family     360            1/15/2003         359            78.72        6.125
1950143      Owner Occupied        Single Family     360            1/14/2003         359            64.91        6.375
1958574      Owner Occupied        Single Family     360            1/15/2003         359               95        6.625
9896752      Owner Occupied        Single Family     360             5/8/2002         351            79.65        7.375
1107181      Owner Occupied        Detached PUD      360            7/31/2002         353             47.7        6.375
1244150      Owner Occupied        Single Family     360            1/16/2003         359             66.7            6
1244153      Owner Occupied        Detached PUD      360            1/16/2003         359            59.49        5.875
1244370      Owner Occupied        Single Family     360            1/10/2003         359               60         6.25
1244442      Owner Occupied        Detached PUD      360            1/10/2003         359            78.28        6.125
1244466      Owner Occupied        Detached PUD      360             1/8/2003         359            55.03            6
1244504      Owner Occupied        Detached PUD      360             1/8/2003         359            69.92            6
1244527      Owner Occupied        Detached PUD      360            1/10/2003         359               76            6
1244639      Owner Occupied        Single Family     360             1/6/2003         359            51.12        6.375
1244817      Owner Occupied        Single Family     360             1/3/2003         358             69.7        6.125
1244820      Non-owner Occupied    Single Family     360             1/8/2003         359               75        6.375
1244847      Owner Occupied        Single Family     360             1/6/2003         359            46.69          6.5
1245637      Owner Occupied        Detached PUD      360           12/20/2002         358             70.7        6.375
1246068      Owner Occupied        Detached PUD      360            1/17/2003         359               80            6
1247306      Owner Occupied        Single Family     360           12/26/2002         358            71.68        6.375
1247542      Owner Occupied        Detached PUD      360             1/3/2003         358            79.84        5.875
9901736      Owner Occupied        Detached PUD      360            10/4/2001         344            59.09            7
1602941      Owner Occupied        Single Family     360            10/4/2002         356            66.58        6.875

Seller      First
Loan        Payment       Maturity                                       Actual Paid
Number      Date          Date           Original P&I    Current P&I      Thru Date      Original Balance    Current Balance
------      -------       --------       ------------    -----------     -----------     ----------------    ---------------
1392348    10/1/2002       9/1/2032        9,728.97        9,728.98        2/1/2003       1,500,000.00        1,492,141.34
1781990     2/1/2003       1/1/2018        8,371.18        8,371.18        2/1/2003       1,000,000.00          993,032.29
1747476     2/1/2003       1/1/2018        8,363.23        8,363.24        2/1/2003         999,050.00          992,088.88
1684947     1/1/2003      12/1/2017        8,387.94        8,387.94        3/1/2003         994,000.00          983,694.83
1742511     1/1/2003      12/1/2017        7,837.81        7,837.81        2/1/2003         951,500.00          941,319.47
1743298     1/1/2003      12/1/2017        7,952.63        7,952.63        2/1/2003         950,000.00          940,046.66
1687259     1/1/2003      12/1/2017        7,475.47        7,475.47        2/1/2003         893,000.00          883,643.87
1687005     1/1/2003      12/1/2017        7,248.73        7,248.74        2/1/2003         859,000.00          850,094.40
1597477     2/1/2003       1/1/2018        6,793.05        6,793.05        3/1/2003         805,000.00          799,450.06
1703686     1/1/2003      12/1/2017        6,579.75        6,579.76        2/1/2003         786,000.00          777,764.90
1675342     1/1/2003      12/1/2017        6,563.85        6,563.85        2/1/2003         784,100.00          775,884.82
1657355     1/1/2003      12/1/2017        6,512.78        6,512.79        2/1/2003         778,000.00          769,848.73
1650230     1/1/2003      12/1/2017        6,362.10        6,362.11        2/1/2003         760,000.00          752,037.31
1642845     1/1/2003      12/1/2017        5,441.27        5,441.28        2/1/2003         650,000.00          643,189.80
1697691     2/1/2003       1/1/2018        5,441.27        5,441.28        3/1/2003         650,000.00          645,470.96
1792273     1/1/2003      12/1/2017        5,354.25        5,354.25        3/1/2003         649,999.00          643,044.36
1629265     1/1/2003      12/1/2017        5,432.90        5,432.90        3/1/2003         649,000.00          642,200.31
1701161     2/1/2003       1/1/2018        5,459.75        5,459.75        2/1/2003         647,000.00          642,539.38
1713389     2/1/2003       1/1/2018        5,407.79        5,407.79        2/1/2003         646,000.00          641,498.85
1682844     2/1/2003       1/1/2018        5,231.58        5,231.59        3/1/2003         630,000.00          625,563.72
1701418     2/1/2003       1/1/2018        5,041.24        5,041.24        2/1/2003         612,000.00          605,451.94
1456133     1/1/2003      12/1/2017        5,037.78        5,037.78        2/1/2003         601,800.00          593,372.48
1720468     2/1/2003       1/1/2018        4,984.21        4,984.21        2/1/2003         610,000.00          605,613.21
1685097     1/1/2003      12/1/2017        5,043.64        5,043.64        3/1/2003         602,500.00          594,182.60
1792044     1/1/2003      12/1/2017        5,022.71        5,022.71        2/1/2003         600,000.00          593,713.69
1780859     1/1/2003      12/1/2017        4,899.42        4,899.42        2/1/2003         590,000.00          583,753.15
1783086     2/1/2003       1/1/2018        4,855.29        4,855.29        2/1/2003         580,000.00          573,923.22
1610823     2/1/2003       1/1/2018        4,821.80        4,821.81        2/1/2003         576,000.00          569,965.12
1681164     1/1/2003      12/1/2017        4,852.18        4,852.18        2/1/2003         575,000.00          569,038.75
1682590     2/1/2003       1/1/2018        4,749.95        4,749.95        3/1/2003         572,000.00          567,972.14
1669633     1/1/2003      12/1/2017        4,695.27        4,695.28        2/1/2003         570,000.00          563,901.29
1651071     1/1/2003      12/1/2017        4,763.20        4,763.21        2/1/2003         569,000.00          563,038.47
1718272    12/1/2002      11/1/2017        4,641.21        4,641.22        2/1/2003         550,000.00          542,378.19
1793056     2/1/2003       1/1/2018        4,509.13        4,509.13        3/1/2003         543,000.00          539,176.36
1647223     1/1/2003      12/1/2017        4,448.15        4,448.16        3/1/2003         540,000.00          534,167.27
1757488     1/1/2003      12/1/2017        4,503.70        4,503.70        2/1/2003         538,000.00          531,132.44
1700453     1/1/2003      12/1/2017        4,486.96        4,486.96        2/1/2003         536,000.00          530,348.89
1684248     1/1/2003      12/1/2017        4,403.24        4,403.25        2/1/2003         526,000.00          520,488.98
1682436     1/1/2003      12/1/2017        4,310.66        4,310.66        2/1/2003         519,100.00          513,603.83
1813425     2/1/2003       1/1/2018        4,233.98        4,233.99        3/1/2003         514,000.00          507,667.43
1819466     2/1/2003       1/1/2018        4,301.95        4,301.96        2/1/2003         513,900.00          510,319.27
1768442     1/1/2003      12/1/2017        4,252.56        4,252.57        2/1/2003         508,000.00          502,677.56
1793365     2/1/2003       1/1/2018        4,126.27        4,126.28        2/1/2003         505,000.00          501,368.30
1690140     1/1/2003      12/1/2017        4,222.17        4,222.18        2/1/2003         504,370.00          499,085.61
1712656     1/1/2003      12/1/2017        4,185.59        4,185.59        3/1/2003         500,000.00          494,577.44
1756407     2/1/2003       1/1/2018        4,321.25        4,321.25        2/1/2003         500,000.00          496,661.15
1637927     1/1/2003      12/1/2017        4,160.48        4,160.48        2/1/2003         497,000.00          491,792.83
1692935    11/1/2002      10/1/2017        4,079.12        4,079.12        2/1/2003         495,200.00          486,327.86
1663724     1/1/2003      12/1/2017        4,168.06        4,168.06        2/1/2003         490,000.00          484,137.18
1681389     2/1/2003       1/1/2018        4,069.01        4,069.01        2/1/2003         490,000.00          486,549.57
1418929     2/1/2003       1/1/2018        4,011.99        4,011.99        2/1/2003         487,050.00          483,584.01
1766393     2/1/2003       1/1/2018        4,060.02        4,060.03        2/1/2003         485,000.00          481,620.65
1682673     2/1/2003       1/1/2018        3,954.32        3,954.33        2/1/2003         480,050.00          475,583.24
1446202     1/1/2003      12/1/2017        3,979.33        3,979.33        2/1/2003         479,200.00          474,126.28
1800528     2/1/2003       1/1/2018        3,956.90        3,956.91        2/1/2003         476,500.00          471,454.86
1858666     2/1/2003       1/1/2018        3,984.68        3,984.69        2/1/2003         476,000.00          471,012.85
1724672     1/1/2003      12/1/2017        3,952.75        3,952.76        3/1/2003         476,000.00          470,912.22
1736738     2/1/2003       1/1/2018        3,967.94        3,967.95        2/1/2003         474,000.00          468,833.46
1738474     1/1/2003      12/1/2017        3,902.43        3,902.43        3/1/2003         473,750.00          458,459.20
1662362     1/1/2003      12/1/2017        3,961.66        3,961.67        3/1/2003         473,250.00          468,291.65
1749695     1/1/2003      12/1/2017        3,938.64        3,938.64        2/1/2003         470,500.00          465,570.48
1666152     1/1/2003      12/1/2017        3,902.93        3,902.93        3/1/2003         470,000.00          464,827.60
1750033     1/1/2003      12/1/2017        3,886.32        3,886.32        4/1/2003         468,000.00          463,044.87
1675305     1/1/2003      12/1/2017        4,018.76        4,018.77        3/1/2003         465,000.00          460,329.91
1684696     1/1/2003      12/1/2017        3,892.60        3,892.61        2/1/2003         465,000.00          460,128.08
1694163     1/1/2003      12/1/2017        3,884.23        3,884.23        2/1/2003         464,000.00          459,138.59
1686876     2/1/2003       1/1/2018        3,859.12        3,859.12        2/1/2003         461,000.00          456,170.01
1657020     1/1/2003      12/1/2017        3,850.75        3,850.75        2/1/2003         460,000.00          455,180.48
1819351     2/1/2003       1/1/2018        3,803.28        3,803.28        2/1/2003         458,000.00          454,774.90
1627879     1/1/2003      12/1/2017        3,786.67        3,786.68        3/1/2003         456,000.00          451,171.90
1745224     1/1/2003      12/1/2017        3,747.98        3,747.98        2/1/2003         455,000.00          450,131.74
1789954     2/1/2003       1/1/2018        3,761.76        3,761.76        3/1/2003         453,000.00          449,810.11
1739798     2/1/2003       1/1/2018        3,827.81        3,827.82        2/1/2003         450,000.00          446,930.30
1679919     1/1/2003      12/1/2017        3,767.03        3,767.04        2/1/2003         450,000.00          444,723.51
1669178     1/1/2003      12/1/2017        3,810.80        3,810.80        2/1/2003         448,000.00          443,404.23
1554961    12/1/2002      11/1/2017        3,708.43        3,708.44        2/1/2003         443,000.00          435,785.57
1713413     2/1/2003       1/1/2018        3,684.16        3,710.01        2/1/2003         440,100.00          436,981.68
1589442     1/1/2003      12/1/2017        3,653.80        3,653.81        3/1/2003         440,000.00          431,283.37
1726707     1/1/2003      12/1/2017        3,641.47        3,641.47        3/1/2003         435,000.00          430,442.42
1745032     1/1/2003      12/1/2017        3,649.68        3,649.69        2/1/2003         432,500.00          428,016.08
1633938     2/1/2003       1/1/2018        3,542.05        3,542.05        2/1/2003         430,000.00          425,399.23
1686626     1/1/2003      12/1/2017        3,582.87        3,582.87        3/1/2003         428,000.00          423,509.76
1782648     2/1/2003       1/1/2018        3,615.16        3,615.16        2/1/2003         425,000.00          422,100.84
1697923     2/1/2003       1/1/2018        3,500.86        3,500.87        2/1/2003         425,000.00          421,975.56
1722907     2/1/2003       1/1/2018        3,515.90        3,515.90        2/1/2003         420,000.00          417,073.55
1662992     1/1/2003      12/1/2017        3,515.90        3,515.90        2/1/2003         420,000.00          415,599.57
1642464     1/1/2003      12/1/2017        3,499.99        3,500.00        3/1/2003         418,100.00          412,212.12
1247508     2/1/2003       1/1/2018        3,443.20        3,443.20        2/1/2003         418,000.00          415,025.40
1624538     1/1/2003      12/1/2017        3,474.04        3,474.05        2/1/2003         415,000.00          410,625.88
1635242    12/1/2002      11/1/2017        3,468.25        3,468.25        2/1/2003         411,000.00          405,304.43
1657185     1/1/2003      12/1/2017        3,459.81        3,459.82        2/1/2003         410,000.00          399,441.00
1247645     1/1/2003      12/1/2017        3,419.63        3,419.63        2/1/2003         408,500.00          400,027.15
1729775     2/1/2003       1/1/2018        3,371.46        3,371.46        2/1/2003         406,000.00          399,017.40
1689127     2/1/2003       1/1/2018        3,340.23        3,340.24        2/1/2003         405,500.00          399,306.28
1797286     1/1/2003      12/1/2017        3,282.38        3,282.39        2/1/2003         405,000.00          400,575.26
1636920     2/1/2003       1/1/2018        3,321.64        3,321.65        2/1/2003         400,000.00          397,183.30
1718712     2/1/2003       1/1/2018        3,321.64        4,390.77        2/1/2003         400,000.00          395,039.94
1713515     2/1/2003       1/1/2018        3,348.47        3,348.48        2/1/2003         400,000.00          397,212.90
1800662     1/1/2003      12/1/2017        3,268.33        3,268.34        2/1/2003         400,000.00          395,675.22
1580195     2/1/2003       1/1/2018        3,362.77        3,362.77        2/1/2003         398,500.00          391,856.10
1504987    12/1/2002      11/1/2017        3,331.73        3,331.74        2/1/2003         398,000.00          392,426.44
1762873     1/1/2003      12/1/2017        3,270.21        3,270.22        3/1/2003         397,000.00          388,552.69
1747969     2/1/2003       1/1/2018        3,314.99        3,314.99        2/1/2003         396,000.00          393,240.78
1797050     2/1/2003       1/1/2018        3,280.12        3,280.12        2/1/2003         395,000.00          391,515.18
1706306     1/1/2003      12/1/2017        3,273.97        3,273.98        2/1/2003         391,100.00          384,748.55
1669672     1/1/2003      12/1/2017        3,215.85        3,216.24        2/1/2003         390,400.00          386,107.86
1630706     1/1/2003      12/1/2017        3,239.65        3,239.65        2/1/2003         387,000.00          382,945.33
1502511    11/1/2002      10/1/2017        3,247.16        4,272.07        3/1/2003         384,800.00          372,941.65
1247940     1/1/2003      12/1/2017        3,240.41        4,263.19        2/1/2003         384,000.00          376,935.22
1792323     2/1/2003       1/1/2018        3,188.77        3,188.78        2/1/2003         384,000.00          381,295.98
1701043     1/1/2003      12/1/2017        3,143.77        3,143.78        2/1/2003         381,650.00          377,566.52
1666966     1/1/2003      12/1/2017        3,155.56        3,155.56        3/1/2003         380,000.00          375,843.24
1745034     1/1/2003      12/1/2017        3,132.08        3,132.08        2/1/2003         374,150.00          370,229.96
1689007     1/1/2003      12/1/2017        3,099.85        3,099.85        2/1/2003         370,300.00          366,420.31
1746275     1/1/2003      12/1/2017        3,097.34        3,097.34        2/1/2003         370,000.00          366,123.44
1630764     1/1/2003      12/1/2017        3,097.34        3,097.34        2/1/2003         370,000.00          365,312.19
1697549     2/1/2003       1/1/2018        3,039.57        3,039.58        2/1/2003         369,000.00          366,374.08
1751205     2/1/2003       1/1/2018        3,068.04        3,068.04        2/1/2003         366,500.00          363,946.33
1787597     2/1/2003       1/1/2018        3,063.02        3,063.02        2/1/2003         365,900.00          363,196.61
1536651     1/1/2003      12/1/2017        2,974.18        3,681.48        2/1/2003         364,000.00          357,932.84
1837414     2/1/2003       1/1/2018        3,137.23        3,137.23        2/1/2003         363,000.00          360,576.00
1521935    12/1/2002      11/1/2017        3,079.26        3,079.27        2/1/2003         362,000.00          355,758.17
1246915     1/1/2003      12/1/2017        3,013.63        3,013.63        2/1/2003         360,000.00          356,204.29
1247933     2/1/2003       1/1/2018        3,013.63        3,013.63        3/1/2003         360,000.00          357,491.61
1786705    12/1/2002      11/1/2017        2,989.48        2,989.48        2/1/2003         360,000.00          354,905.61
1752566     2/1/2003       1/1/2018        2,941.50        2,941.51        2/1/2003         360,000.00          357,411.06
1807960     1/1/2003      12/1/2017        2,913.72        2,913.72        2/1/2003         356,600.00          351,701.18
1803261     2/1/2003       1/1/2018        2,987.25        2,987.26        2/1/2003         354,000.00          351,559.39
1707683     1/1/2003      12/1/2017        2,931.35        2,931.35        3/1/2003         353,000.00          349,262.48
1683076     1/1/2003      12/1/2017        2,946.66        2,946.66        2/1/2003         352,000.00          348,312.02
1766005     1/1/2003      12/1/2017        2,906.44        2,906.44        2/1/2003         350,000.00          346,294.22
1768233     2/1/2003       1/1/2018        2,901.45        3,316.91        2/1/2003         349,400.00          344,448.25
1326430     1/1/2003      12/1/2017        2,864.91        2,864.92        2/1/2003         345,000.00          341,202.55
1656012     1/1/2003      12/1/2017        2,864.91        2,864.92        2/1/2003         345,000.00          341,347.17
1658221     1/1/2003      12/1/2017        2,856.61        2,856.62        2/1/2003         344,000.00          340,357.74
1839929     2/1/2003       1/1/2018        2,840.00        2,840.00        3/1/2003         342,000.00          339,591.74
1628527     1/1/2003      12/1/2017        2,862.95        2,862.95        2/1/2003         342,000.00          338,416.79
1657058    12/1/2002      11/1/2017        2,823.39        2,823.40        2/1/2003         340,000.00          335,188.62
1671922     1/1/2003      12/1/2017        2,832.10        2,832.10        3/1/2003         338,315.00          334,770.40
1699754     1/1/2003      12/1/2017        2,816.90        2,816.91        3/1/2003         336,500.00          331,787.69
1790733     1/1/2003      12/1/2017        2,816.90        2,816.90        2/1/2003         336,500.00          332,974.44
1662733     1/1/2003      12/1/2017        2,804.35        2,804.35        2/1/2003         335,000.00          331,490.13
1794259     1/1/2003      12/1/2017        2,788.44        2,788.45        3/1/2003         333,100.00          328,789.92
1697924     2/1/2003       1/1/2018        2,762.77        2,762.78        2/1/2003         332,700.00          330,357.22
1705823     1/1/2003      12/1/2017        2,734.79        2,734.79        2/1/2003         332,000.00          328,447.79
1656755     1/1/2003      12/1/2017        2,756.96        2,756.96        2/1/2003         332,000.00          328,484.83
1833692     2/1/2003       1/1/2018        2,744.09        2,744.10        2/1/2003         330,450.00          328,123.05
1701123     1/1/2003      12/1/2017        2,808.81        2,808.82        3/1/2003         325,000.00          321,092.10
1843284     2/1/2003       1/1/2018        2,720.64        2,720.64        2/1/2003         325,000.00          322,735.49
1449992    10/1/2002       9/1/2032        2,043.48        2,043.48        2/1/2003         323,300.00          321,522.45
1556461    11/1/2002      10/1/2032        1,988.77        1,988.77        2/1/2003         323,000.00          321,451.57
1108842    10/1/2002       9/1/2032        2,041.58        2,041.58        2/1/2003         323,000.00          321,224.12
1549344    12/1/2002      11/1/2028        2,147.68        2,147.69        2/1/2003         323,000.00          320,987.79
1704221     2/1/2003       1/1/2018        2,517.22        2,517.22        2/1/2003         300,700.00          298,604.80
1677033     2/1/2003       1/1/2018        2,592.75        2,592.76        3/1/2003         300,000.00          297,736.67
1701080     2/1/2003       1/1/2018        1,853.40        1,853.40        2/1/2003         225,000.00          222,695.55
1096215     1/1/2003      12/1/2017        1,817.19        1,817.20        2/1/2003         222,400.00          219,995.41
1299916     2/1/2003       1/1/2018        1,122.28        1,122.29        3/1/2003         135,148.00          134,140.20
1755055     1/1/2003      12/1/2017          871.93          871.94        3/1/2003         105,000.00          103,888.25
1817483     2/1/2003       1/1/2018          881.54          881.54        3/1/2003         102,000.00          101,318.87
1660662     1/1/2003      12/1/2017          850.62          850.63        2/1/2003         100,000.00           98,974.06
1617657    12/1/2002      11/1/2017          745.04          745.04        2/1/2003          89,000.00           87,520.38
1688912     1/1/2003      12/1/2017          674.09           674.1        2/1/2003          82,500.00           81,503.11
1821699     2/1/2003       1/1/2018          615.28          615.29        3/1/2003          73,500.00           72,918.26
 306188    12/1/2001      11/1/2031        1,970.79        1,970.79        3/1/2003         300,000.00          295,789.35
 670649     1/1/2003       9/1/2032        1,955.69        1,955.69        3/1/2003         304,613.83          303,787.38
 681538    10/1/2002       9/1/2032          872.23          872.23        3/1/2003         129,465.00          128,834.52
 698521     2/1/2003       1/1/2033        1,759.32        1,759.32        3/1/2003         282,000.00          281,476.23
 702230     9/1/2002       8/1/2032        2,275.45        2,275.45        3/1/2003         360,000.00          357,684.49
 762695    12/1/2002      11/1/2032        1,089.81        1,089.81        4/1/2003         170,200.00          167,865.07
 810980     3/1/2003       2/1/2033        2,881.56        2,881.56        3/1/2003         468,000.00          467,274.27
 921878     3/1/2003       2/1/2028        3,221.51        3,221.51        3/1/2003         500,000.00          499,278.49
 953428     4/1/2002       3/1/2032        1,970.79        1,970.79        3/1/2003         300,000.00          296,862.71
1012218     2/1/2003       1/1/2033          792.43          792.43        3/1/2003         132,169.56          131,905.74
1095793     1/1/2003      12/1/2032        6,151.02        6,151.02        3/1/2003         999,000.00          995,832.32
1096099    12/1/2002      11/1/2032        2,673.91        2,673.91        3/1/2003         428,600.00          425,769.24
1101803     6/1/2002       5/1/2032        2,831.17        2,831.17        3/1/2003         400,000.00          397,020.77
1104034     2/1/2003       1/1/2033        1,330.61        1,330.61        3/1/2003         200,000.00          199,671.16
1108475    10/1/2002       9/1/2032        2,205.92        2,205.92        3/1/2003         349,000.00          347,081.17
1110841    11/1/2002      10/1/2032        1,629.61        1,629.61        3/1/2003         251,250.00          250,156.11
1112873    11/1/2002      10/1/2032        2,768.46        2,768.46        3/1/2003         438,000.00          424,719.41
1115524    12/1/2002      11/1/2032        4,149.22        4,149.22        3/1/2003         648,000.00          645,694.03
1116226    11/1/2002      10/1/2032        2,065.88        2,065.88        3/1/2003         340,000.00          338,330.73
1289073     3/1/2003       2/1/2033        2,312.17        2,312.17        3/1/2003         385,650.00          385,266.08
1326481     3/1/2003       2/1/2033        2,973.91        2,973.91        3/1/2003         483,000.00          482,541.71
1333638     8/1/2002       7/1/2032        3,153.26        3,153.26        3/1/2003         480,000.00          476,328.21
1336350     8/1/2002       7/1/2032        2,345.24        2,345.24        3/1/2003         357,000.00          354,518.01
1345213    12/1/2002      11/1/2032        2,755.82        2,755.82        3/1/2003         436,000.00          434,410.54
1372198     3/1/2003       2/1/2033        3,150.55        3,150.55        3/1/2003         505,000.00          504,532.26
1376146     9/1/2002       8/1/2032        2,788.98        2,788.98        3/1/2003         430,000.00          425,861.94
1384098    12/1/2002      11/1/2032        2,704.48        2,704.48        3/1/2003         433,500.00          431,816.11
1387405     9/1/2002       8/1/2032        4,055.16        4,055.16        3/1/2003         650,000.00          645,718.00
1392241    10/1/2002       9/1/2032        4,434.28        4,434.28        3/1/2003         675,000.00          671,548.40
1392446     9/1/2002       8/1/2032        3,891.59        3,891.59        3/1/2003         600,000.00          595,751.22
1416031    11/1/2002      10/1/2032        2,385.68        2,385.68        3/1/2003         382,400.00          380,534.29
1418860     3/1/2003       2/1/2033        3,038.06        3,038.06        3/1/2003         500,000.00          499,514.02
1445662    10/1/2002       9/1/2032        3,350.43        3,350.43        3/1/2003         523,250.00          519,815.97
1447191     3/1/2003       2/1/2033        2,526.15        2,526.15        3/1/2003         415,750.00          415,345.91
1449281    12/1/2002      11/1/2032        2,166.32        2,166.32        3/1/2003         334,000.00          332,835.03
1458928    11/1/2002      10/1/2032        3,119.35        3,119.35        3/1/2003         500,000.00          489,636.77
1483049    10/1/2002       9/1/2032        2,264.65        2,264.65        3/1/2003         363,000.00          360,955.75
1493556    12/1/2002      11/1/2032        4,803.72        4,803.72        3/1/2003         760,000.00          754,484.42
1503926    10/1/2002       9/1/2032        2,856.93        2,856.93        3/1/2003         464,000.00          457,626.63
1508284    12/1/2002      11/1/2032        2,679.97        2,679.97        3/1/2003         424,000.00          422,454.28
1521773     3/1/2003       2/1/2033        3,386.27        3,386.27        3/1/2003         564,800.00          563,964.25
1523892     2/1/2003       1/1/2033        2,290.47        2,290.47        4/1/2003         372,000.00          371,292.22
1533628     3/1/2003       2/1/2033        2,307.69        2,307.69        2/1/2003         365,100.00          364,769.94
1536258    12/1/2002      11/1/2032        2,168.00        2,168.00        3/1/2003         343,000.00          341,749.56
1540550     2/1/2003       1/1/2033        2,305.25        2,305.25        3/1/2003         374,400.00          373,687.65
1547455    10/1/2002       9/1/2032        3,724.79        3,724.79        3/1/2003         567,000.00          564,100.63
1550648    11/1/2002      10/1/2032        2,204.10        2,204.10        3/1/2003         344,224.00          342,085.34
1554600     2/1/2003       1/1/2033          770.09          770.09        3/1/2003         115,750.00          115,368.82
1555776    12/1/2002      11/1/2032        2,495.48        2,495.48        3/1/2003         400,000.00          370,237.22
1559084    12/1/2002      11/1/2032        2,152.36        2,152.36        3/1/2003         345,000.00          343,284.19
1566888     3/1/2003       2/1/2033        1,870.93        1,870.93        3/1/2003         296,000.00          295,732.40
1566965     3/1/2003       2/1/2033        2,104.43        2,104.43        3/1/2003         351,000.00          350,250.57
1569433     2/1/2003       1/1/2033        3,694.31        3,694.31        4/1/2003         600,000.00          598,848.41
1574756    12/1/2002      11/1/2032        5,541.46        5,541.46        3/1/2003         900,000.00          896,557.38
1575733    12/1/2002      11/1/2032        2,285.92        2,285.92        3/1/2003         357,000.00          355,729.58
1578770    12/1/2002      11/1/2032        2,166.73        2,166.73        3/1/2003         342,800.00          341,550.30
1580206    12/1/2002      11/1/2032        3,930.39        3,930.39        3/1/2003         630,000.00          627,647.29
1584925    12/1/2002      11/1/2032        2,089.58        2,089.58        3/1/2003         343,900.00          342,552.70
1589377    12/1/2002      11/1/2032        3,052.89        3,052.89        3/1/2003         483,000.00          481,239.21
1593502    12/1/2002      11/1/2032        2,295.71        2,295.71        3/1/2003         372,850.00          371,423.77
1596878     3/1/2003       2/1/2033        3,223.55        3,223.55        3/1/2003         510,000.00          509,538.95
1598258     2/1/2003       1/1/2033        2,039.44        2,039.44        3/1/2003         326,900.00          326,292.83
1602359    12/1/2002      11/1/2032        4,055.16        4,055.16        3/1/2003         650,000.00          647,572.61
1602490    12/1/2002      11/1/2032        3,386.45        3,386.45        3/1/2003         550,000.00          547,896.17
1602595    12/1/2002      11/1/2032        2,155.02        2,155.02        3/1/2003         350,000.00          348,159.88
1602663    12/1/2002      11/1/2032        6,076.60        6,076.60        3/1/2003         925,000.00          921,864.71
1614170     3/1/2003       2/1/2032        3,903.29        3,903.29        3/1/2003         618,496.00          617,878.47
1614402    12/1/2002      11/1/2032        1,946.48        1,946.48        3/1/2003         312,000.00          310,834.83
1626738     3/1/2003       2/1/2033        2,515.64        2,515.64        3/1/2003         398,000.00          397,638.15
1630537    12/1/2002      11/1/2032        2,345.34        2,345.34        3/1/2003         361,600.00          360,344.11
1635605    12/1/2002      11/1/2032        2,492.42        2,492.42        3/1/2003         404,800.00          403,251.60
1635795    12/1/2002      11/1/2032        2,196.76        2,196.76        3/1/2003         366,400.00          364,929.98
1636411    12/1/2002      11/1/2032        2,127.40        2,127.40        3/1/2003         341,000.00          339,726.54
1641309     3/1/2003       2/1/2033        2,277.13        2,277.13        3/1/2003         365,000.00          364,661.11
1645423    11/1/2002      10/1/2032        3,119.35        3,119.35        3/1/2003         500,000.00          497,659.77
1649148     3/1/2003       2/1/2033        3,999.09        3,999.09        2/1/2003         649,500.00          648,883.72
1656716     3/1/2003       2/1/2033        3,507.98        3,507.98        3/1/2003         555,000.00          554,498.27
1663194     3/1/2003       2/1/2033        2,490.38        2,490.38        3/1/2003         421,000.00          420,570.77
1663400     3/1/2003       2/1/2033        2,357.62        2,357.62        3/1/2003         373,000.00          372,662.80
1678012     3/1/2003       2/1/2033        3,062.36        3,062.36        3/1/2003         504,000.00          503,510.14
1681958     2/1/2003       1/1/2033        2,532.92        2,532.92        2/1/2003         406,000.00          405,245.92
1682766     1/1/2003      12/1/2032        2,595.30        2,595.30        3/1/2003         416,000.00          414,837.95
1689410     3/1/2003       2/1/2033        2,096.21        2,096.21        2/1/2003         336,000.00          335,688.79
1692433     3/1/2003       2/1/2033        2,308.32        2,308.32        3/1/2003         370,000.00          369,657.31
1697579     2/1/2003       1/1/2033        2,869.81        2,869.81        3/1/2003         460,000.00          459,145.62
1699468     3/1/2003       2/1/2033        3,319.34        3,319.34        3/1/2003         539,100.00          538,588.47
1700261     2/1/2003       1/1/2033        2,403.06        2,403.06        3/1/2003         370,500.00          369,860.21
1701706     1/1/2003      12/1/2032        2,660.81        2,660.81        3/1/2003         426,500.00          425,308.44
1703068     1/1/2003      12/1/2032        2,395.67        2,395.67        3/1/2003         384,000.00          382,838.46
1707026     2/1/2003       1/1/2033        2,499.20        2,499.20        3/1/2003         405,900.00          405,127.72
1720278     3/1/2003       2/1/2033        2,888.64        2,888.64        3/1/2003         481,800.00          481,320.36
1720301     2/1/2003       1/1/2033        2,277.13        2,277.13        3/1/2003         365,000.00          364,322.07
1728332     3/1/2003       2/1/2033        3,351.49        3,351.49        3/1/2003         559,000.00          558,443.51
1738260     1/1/2003      12/1/2032        3,678.64        3,678.64        3/1/2003         582,000.00          580,413.01
1738549     1/1/2003      12/1/2032        2,372.83        2,372.83        3/1/2003         361,200.00          360,284.42
1738644     3/1/2003       2/1/2033        3,634.40        3,634.40        3/1/2003         575,000.00          574,480.19
1738790     2/1/2003       1/1/2033        3,555.39        3,555.39        3/1/2003         562,500.00          561,480.22
1744203     3/1/2003       2/1/2033        3,713.81        3,713.81        2/1/2003         580,000.00          579,488.27
1744246     3/1/2003       2/1/2033        3,093.69        3,093.69        3/1/2003         516,000.00          515,486.31
1745053     2/1/2003       1/1/2033        2,495.48        2,495.48        3/1/2003         400,000.00          399,257.07
1748304     2/1/2003       1/1/2033        3,380.13        3,380.13        3/1/2003         541,800.00          540,793.70
1749574     2/1/2003       1/1/2033        2,245.94        2,245.94        3/1/2003         360,000.00          359,331.36
1753485     2/1/2003       1/1/2033        1,939.51        1,939.51        3/1/2003         315,000.00          314,379.63
1753978     2/1/2003       1/1/2033        2,938.15        2,938.15        3/1/2003         453,000.00          452,217.76
1755298     3/1/2003       2/1/2033        3,645.67        3,645.67        3/1/2003         600,000.00          599,416.83
1756313     3/1/2003       2/1/2033        4,180.37        4,180.37        3/1/2003         688,000.00          687,331.30
1758028     1/1/2003      12/1/2032        1,951.83        1,951.83        4/1/2003         317,000.00          316,396.85
1758383     3/1/2003       2/1/2033        2,223.86        2,223.86        3/1/2003         366,000.00          365,644.27
1758528     3/1/2003       2/1/2033        5,529.26        5,529.26        3/1/2003         910,000.00          909,115.53
1758567     3/1/2003       2/1/2033        2,087.29        2,087.29        3/1/2003         339,000.00          338,346.12
1759754     3/1/2003       2/1/2033        5,309.38        5,309.38        2/1/2003         840,000.00          839,240.62
1759850     3/1/2003       2/1/2033        1,996.45        1,996.45        3/1/2003         337,500.00          337,155.89
1763631     3/1/2003       2/1/2033        2,388.99        2,388.99        3/1/2003         388,000.00          387,631.84
1767096     3/1/2003       2/1/2033        3,667.74        3,667.74        2/1/2003         587,900.00          587,355.48
1781048     3/1/2003       2/1/2033        2,395.35        2,395.35        3/1/2003         378,970.00          378,627.40
1783109     1/1/2003      12/1/2032        2,376.58        2,376.58        3/1/2003         376,000.00          374,974.73
1784882     3/1/2003       2/1/2033        3,037.50        3,037.50        3/1/2003         520,500.00          519,956.56
1787592     3/1/2003       2/1/2033        2,462.87        2,462.87        3/1/2003         400,000.00          399,620.46
1789060     3/1/2003       2/1/2033        2,882.28        2,882.28        2/1/2003         462,000.00          461,572.10
1789422     3/1/2003       2/1/2033        3,076.28        3,076.28        3/1/2003         486,700.00          486,160.00
1790203     3/1/2003       2/1/2033        2,214.74        2,214.74        2/1/2003         355,000.00          354,671.20
1790683     2/1/2003       1/1/2033        2,495.48        2,495.48        3/1/2003         400,000.00          399,257.07
1791001     2/1/2003       1/1/2033        2,468.03        2,468.03        3/1/2003         395,600.00          394,865.25
1795166     2/1/2003       1/1/2033        2,616.80        2,616.80        3/1/2003         425,000.00          423,851.51
1795197     2/1/2003       1/1/2033        3,526.22        3,526.22        2/1/2003         572,700.00          571,610.38
1795636     1/1/2003      12/1/2032        2,048.87        2,048.87        3/1/2003         337,200.00          336,199.63
1795905     2/1/2003       1/1/2033        2,462.87        2,462.87        3/1/2003         400,000.00          399,238.95
1796517     3/1/2003       2/1/2033        2,980.08        2,980.08        3/1/2003         484,000.00          483,391.75
1797608     3/1/2003       2/1/2033        3,269.46        3,269.46        3/1/2003         531,000.00          530,496.16
1798010     2/1/2003       1/1/2033        2,008.87        2,008.87        3/1/2003         322,000.00          321,401.93
1798040     2/1/2003       1/1/2033        2,564.12        2,564.12        4/1/2003         422,000.00          416,152.09
1798781     1/1/2003      12/1/2032        5,541.46        5,541.46        3/1/2003         900,000.00          897,424.75
1799916     2/1/2003       1/1/2033        3,201.73        3,201.73        3/1/2003         520,000.00          519,010.63
1800683     3/1/2003       2/1/2033        2,745.03        2,745.03        3/1/2003         440,000.00          439,592.47
1801787     3/1/2003       2/1/2033        2,599.67        2,599.67        3/1/2003         416,700.00          416,314.05
1804430     2/1/2003       1/1/2033        1,919.96        1,919.96        3/1/2003         329,000.00          328,311.36
1806596     2/1/2003       1/1/2033        2,989.93        2,989.93        3/1/2003         485,600.00          484,526.58
1807035     3/1/2003       2/1/2033        2,004.78        2,004.78        2/1/2003         325,600.00          325,291.05
1807088     3/1/2003       2/1/2033        2,970.84        2,970.84        2/1/2003         482,500.00          482,042.18
1808212     3/1/2003       2/1/2033        2,624.88        2,624.88        2/1/2003         432,000.00          431,580.12
1808260     3/1/2003       2/1/2033        2,205.63        2,205.63        2/1/2003         363,000.00          362,647.18
1808476     3/1/2003       2/1/2033        2,189.17        2,189.17        3/1/2003         346,350.00          346,036.89
1808789     3/1/2003       2/1/2033        3,506.52        3,506.52        3/1/2003         569,500.00          568,959.63
1810201     3/1/2003       2/1/2023        2,170.99        2,170.99        3/1/2003         300,000.00          299,360.26
1810341     1/1/2003      12/1/2032        3,047.80        3,047.80        4/1/2003         495,000.00          493,583.63
1810475     3/1/2003       2/1/2033        2,651.45        2,651.45        3/1/2003         425,000.00          424,606.36
1810559     1/1/2003      12/1/2032        2,245.93        2,245.93        3/1/2003         360,000.00          358,994.39
1811039     3/1/2003       2/1/2033        1,660.75        1,660.75        3/1/2003         266,200.00          265,953.44
1813022     4/1/2003       3/1/2033        2,824.26        2,824.26        3/1/2003         452,700.00          452,700.00
1813796     3/1/2003       2/1/2033        3,549.23        3,549.23        3/1/2003         600,000.00          599,388.27
1817532     3/1/2003       2/1/2033        1,978.52        1,978.52        3/1/2003         330,000.00          329,671.48
1819314     2/1/2003       1/1/2033        2,309.47        2,309.47        4/1/2003         385,200.00          384,431.14
1819642     3/1/2003       2/1/2033        2,460.83        2,460.83        3/1/2003         405,000.00          404,606.36
1823052     3/1/2003       2/1/2033        2,038.48        2,038.48        3/1/2003         340,000.00          339,661.52
1825197     3/1/2003       2/1/2033        2,180.27        2,180.27        3/1/2003         363,650.00          363,243.25
1828123     3/1/2003       2/1/2033        1,840.42        1,840.42        4/1/2003         295,000.00          294,726.77
1830322     2/1/2003       1/1/2033        2,420.62        2,420.62        3/1/2003         388,000.00          387,279.35
1831920     3/1/2003       2/1/2033        3,144.31        3,144.31        3/1/2003         504,000.00          503,533.19
1832054     3/1/2003       2/1/2033        2,954.03        2,954.03        2/1/2003         473,500.00          473,061.44
1832167     3/1/2003       2/1/2033        3,078.59        3,078.59        3/1/2003         500,000.00          499,525.58
1832296     2/1/2003       1/1/2033        3,887.10        3,887.10        3/1/2003         648,335.00          647,040.93
1832444     3/1/2003       2/1/2033        2,586.02        2,586.02        3/1/2003         420,000.00          419,601.48
1836347     3/1/2003       2/1/2033        1,374.12        1,374.12        4/1/2003         217,400.00          217,050.42
1841216     3/1/2003       2/1/2033        3,402.62        3,402.62        3/1/2003         560,000.00          559,425.95
1841240     3/1/2003       2/1/2033        3,509.59        3,509.59        2/1/2003         570,000.00          569,459.16
1845209     3/1/2003       2/1/2033        2,462.87        2,462.87        3/1/2003         400,000.00          399,620.46
1846130     3/1/2003       2/1/2033        2,099.60        2,099.60        3/1/2003         341,000.00          340,676.44
1847418     1/1/2003      12/1/2032        2,090.25        2,090.25        2/1/2003         330,700.00          330,100.46
1849850     3/1/2003       2/1/2033        2,209.40        2,209.40        3/1/2003         373,500.00          372,984.69
1850230     2/1/2003       2/1/2033        4,156.10        4,156.10        2/1/2003         675,000.00          673,414.15
1851892     3/1/2003       2/1/2033        2,376.67        2,376.67        3/1/2003         386,000.00          385,633.75
1852590     3/1/2003       2/1/2033        2,187.40        2,187.40        3/1/2003         360,000.00          359,650.10
1853511     3/1/2003       2/1/2033        5,490.06        5,490.06        3/1/2003         880,000.00          879,184.94
1854550     3/1/2003       2/1/2033        2,301.33        2,301.33        3/1/2003         378,750.00          378,381.87
1855111     3/1/2003       2/1/2033        2,026.99        2,026.99        3/1/2003         333,600.00          333,275.76
1855929     3/1/2003       2/1/2033        3,361.64        3,361.64        2/1/2003         525,000.00          524,536.80
1856107     3/1/2003       2/1/2033        2,369.69        2,369.69        2/1/2003         390,000.00          389,620.94
1859682     3/1/2003       2/1/2033        2,066.87        2,066.87        3/1/2003         327,000.00          326,704.38
1860942     3/1/2003       2/1/2033        3,160.35        3,160.35        3/1/2003         500,000.00          499,547.25
1862110     3/1/2003       2/1/2033        2,149.67        2,149.67        3/1/2003         340,100.00          339,792.54
1864035     2/1/2003       1/1/2033        3,294.09        3,294.09        3/1/2003         535,000.00          533,976.15
1864055     3/1/2003       2/1/2033        3,062.36        3,062.36        3/1/2003         504,000.00          503,510.14
1864192     2/1/2003       1/1/2033        2,364.95        2,364.95        3/1/2003         360,000.00          359,393.37
1864671     2/1/2003       1/1/2033        2,831.67        2,831.67        3/1/2003         448,000.00          447,187.80
1865932     3/1/2003       2/1/2033        2,464.29        2,464.29        3/1/2003         395,000.00          394,634.15
1866396     3/1/2003       2/1/2033        2,735.67        2,735.67        2/1/2003         438,500.00          438,093.86
1866844     3/1/2003       2/1/2033        3,540.38        3,540.38        2/1/2003         575,000.00          574,454.41
1867248     3/1/2003       2/1/2033        1,554.89        1,554.89        3/1/2003         246,000.00          245,732.50
1867720     3/1/2003       2/1/2033        1,193.16        1,193.16        3/1/2003         191,250.00          191,072.86
1867795     2/1/2003       1/1/2033        2,155.79        2,155.79        3/1/2003         345,550.00          344,700.61
1868244     2/1/2003       1/1/2033        3,261.48        3,261.48        3/1/2003         516,000.00          514,717.40
1869170     3/1/2003       2/1/2033        2,121.16        2,121.16        2/1/2003         340,000.00          339,685.09
1869391     3/1/2003       2/1/2033        3,648.40        3,648.40        3/1/2003         584,800.00          584,258.35
1870119     3/1/2003       2/1/2033        2,093.44        2,093.44        2/1/2003         340,000.00          339,677.39
1870256     3/1/2003       2/1/2033        2,265.84        2,265.84        3/1/2003         368,000.00          367,650.83
1870387     3/1/2003       2/1/2033        3,197.41        3,197.41        3/1/2003         533,300.00          532,763.09
1872693     3/1/2003       2/1/2033        2,789.64        2,789.64        3/1/2003         441,350.00          440,951.01
1872866     3/1/2003       2/1/2033        2,594.40        2,594.40        3/1/2003         400,000.00          399,655.14
1873009     3/1/2003       2/1/2033        3,078.59        3,078.59        3/1/2003         500,000.00          499,525.58
1873104     3/1/2003       2/1/2033        2,989.45        2,989.45        3/1/2003         492,000.00          491,521.80
1873577     2/1/2003       1/1/2023        2,412.07        2,412.07        4/1/2003         330,000.00          328,477.13
1874395     3/1/2003       2/1/2033        1,206.40        1,206.40        3/1/2003         186,000.00          185,796.25
1874647     3/1/2003       2/1/2033        2,248.16        2,248.16        3/1/2003         370,000.00          369,640.37
1875885     3/1/2003       2/1/2033        2,119.42        2,119.42        3/1/2003         353,500.00          353,148.08
1875976     3/1/2003       2/1/2033        2,370.71        2,370.71        2/1/2003         380,000.00          379,648.04
1876344     3/1/2003       2/1/2033        2,829.88        2,829.88        3/1/2003         472,000.00          471,530.12
1876779     3/1/2003       2/1/2033        2,319.41        2,319.41        3/1/2003         376,700.00          376,342.57
1876855     3/1/2003       2/1/2033        1,603.34        1,603.34        3/1/2003         250,400.00          250,105.82
1876856     3/1/2003       2/1/2033        3,103.84        3,103.84        2/1/2003         504,100.00          503,621.69
1877449     2/1/2003       1/1/2033        2,339.73        2,339.73        3/1/2003         380,000.00          379,277.00
1878111     3/1/2003       2/1/2033        2,217.14        2,217.14        3/1/2003         337,500.00          337,216.45
1878819     2/1/2003       1/1/2033        2,659.90        2,659.90        3/1/2003         432,000.00          431,178.06
1879563     3/1/2003       2/1/2033        2,807.68        2,807.68        3/1/2003         456,000.00          455,348.12
1880223     3/1/2003       2/1/2033        3,244.13        3,244.13        3/1/2003         520,000.00          519,518.37
1880653     3/1/2003       2/1/2033        2,401.86        2,401.86        3/1/2003         380,000.00          379,656.47
1881453     2/1/2003       1/1/2033        3,094.60        3,094.60        3/1/2003         502,600.00          498,870.00
1881990     3/1/2003       2/1/2033        2,315.00        2,315.00        3/1/2003         381,000.00          380,629.69
1882059     3/1/2003       2/1/2033        1,061.88        1,061.88        3/1/2003         168,000.00          167,848.12
1883318     3/1/2003       2/1/2033        5,015.22        5,015.22        3/1/2003         825,400.00          824,597.76
1883463     2/1/2003       1/1/2033          398.11          398.11        3/1/2003          67,300.00           67,162.42
1884409     3/1/2003       2/1/2033        2,404.40        2,404.40        3/1/2003         385,400.00          385,043.04
1884416     2/1/2003       1/1/2033        2,930.82        2,930.82        3/1/2003         476,000.00          475,094.34
1884897     3/1/2003       2/1/2033        2,768.89        2,768.89        3/1/2003         455,700.00          455,257.08
1884969     3/1/2003       2/1/2033        4,001.86        4,001.86        3/1/2003         649,950.00          649,333.30
1885109     3/1/2003       2/1/2033        2,296.77        2,296.77        3/1/2003         378,000.00          377,632.61
1885423     3/1/2003       2/1/2033        2,165.79        2,165.79        3/1/2003         351,750.00          351,416.24
1886515     3/1/2003       2/1/2033        2,216.59        2,216.59        3/1/2003         360,000.00          359,658.41
1886761     3/1/2003       2/1/2033        3,283.94        3,283.94        3/1/2003         493,600.00          493,195.40
1887276     3/1/2003       2/1/2033        1,623.96        1,623.96        3/1/2003         263,750.00          263,499.74
1887724     3/1/2003       2/1/2033        5,164.70        5,164.70        3/1/2003         850,000.00          849,173.84
1887786     3/1/2003       2/1/2033        2,610.65        2,610.65        3/1/2003         424,000.00          423,597.68
1889606     3/1/2003       2/1/2023        3,276.39        3,276.39        4/1/2003         448,250.00          447,284.64
1890264     3/1/2003       2/1/2033        1,242.57        1,242.57        3/1/2003         207,250.00          207,043.68
1890606     3/1/2003       2/1/2033        3,627.44        3,627.44        3/1/2003         597,000.00          596,419.75
1890695     3/1/2003       2/1/2033        2,001.09        2,001.09        3/1/2003         325,000.00          324,646.49
1890837     3/1/2003       2/1/2033        3,811.30        3,811.30        3/1/2003         619,000.00          618,412.66
1891218     3/1/2003       2/1/2033        2,430.45        2,430.45        3/1/2003         400,000.00          399,611.22
1891285     3/1/2003       2/1/2033        9,330.94        9,330.94        3/1/2003       1,457,250.00        1,455,964.29
1892458     3/1/2003       2/1/2033        2,697.98        2,697.98        3/1/2003         450,000.00          449,552.02
1892526     3/1/2003       2/1/2033        1,647.02        1,647.02        3/1/2003         264,000.00          258,728.92
1892547     2/1/2003       1/1/2033        2,430.60        2,430.60        3/1/2003         389,600.00          388,876.38
1893410     2/1/2003       1/1/2033        3,449.69        3,449.69        2/1/2003         552,950.00          551,923.00
1893550     3/1/2003       2/1/2033        2,558.05        2,558.05        3/1/2003         421,000.00          420,590.80
1893736     3/1/2003       2/1/2033        3,797.57        3,797.57        3/1/2003         625,000.00          624,392.53
1894155     3/1/2003       2/1/2033        2,672.22        2,672.22        3/1/2003         434,000.00          433,588.20
1894160     3/1/2003       2/1/2033        3,275.32        3,275.32        3/1/2003         525,000.00          524,513.74
1894174     3/1/2003       2/1/2033        5,449.20        5,449.20        3/1/2003         873,450.00          872,484.56
1894425     3/1/2003       2/1/2033        2,844.31        2,844.31        3/1/2003         450,000.00          437,605.64
1894440     3/1/2003       2/1/2033        2,675.91        2,675.91        3/1/2003         434,600.00          434,187.63
1895703     3/1/2003       2/1/2033        2,691.99        2,691.99        3/1/2003         449,000.00          448,356.95
1896160     3/1/2003       2/1/2033        1,884.10        1,884.10        3/1/2003         306,000.00          305,709.65
1896417     3/1/2003       2/1/2033        2,612.73        2,612.73        3/1/2003         430,000.00          429,582.06
1896504     3/1/2003       2/1/2033          467.65          467.65        4/1/2003          78,000.00           77,922.35
1896629     3/1/2003       2/1/2033        2,477.69        2,477.69        2/1/2003         386,950.00          386,608.60
1896640     3/1/2003       2/1/2033        2,356.35        2,356.35        2/1/2003         368,000.00          367,675.32
1896667     3/1/2003       2/1/2033        2,217.78        2,217.78        3/1/2003         365,000.00          364,645.24
1897660     3/1/2003       2/1/2033        2,245.32        2,245.32        3/1/2003         374,500.00          374,127.18
1898278     2/1/2003       1/1/2033        2,192.56        2,192.56        3/1/2003         365,700.00          364,970.06
1898412     2/1/2003       1/1/2033        3,897.08        3,897.08        3/1/2003         650,000.00          648,702.60
1898542     3/1/2003       2/1/2033        2,735.05        2,735.05        3/1/2003         438,400.00          437,993.95
1898631     3/1/2003       2/1/2033        2,898.31        2,898.31        3/1/2003         477,000.00          476,536.38
1899345     3/1/2003       2/1/2033        2,128.23        2,128.23        3/1/2003         345,650.00          345,312.03
1900578     3/1/2003       2/1/2033        2,105.63        2,105.63        3/1/2003         351,200.00          350,850.37
1900674     3/1/2003       2/1/2033        2,494.14        2,494.14        4/1/2003         416,000.00          415,585.86
1901029     3/1/2003       2/1/2033        2,062.46        2,062.46        3/1/2003         344,000.00          343,657.54
1901312     3/1/2003       2/1/2033        3,371.94        3,371.94        3/1/2003         554,950.00          554,382.56
1901746     2/1/2003       1/1/2033        3,848.24        3,848.24        3/1/2003         625,000.00          623,810.85
1901958     3/1/2003       2/1/2033        2,355.94        2,355.94        3/1/2003         392,950.00          392,558.81
1902100     3/1/2003       2/1/2033        2,357.53        2,357.53        3/1/2003         388,000.00          387,614.16
1902275     3/1/2003       2/1/2033        1,030.91        1,030.91        3/1/2003         161,000.00          160,857.94
1903229     3/1/2003       2/1/2033        2,962.14        2,962.14        3/1/2003         474,800.00          474,360.24
1904428     3/1/2003       2/1/2033        2,430.45        2,430.45        3/1/2003         400,000.00          399,611.22
1904987     2/1/2003       1/1/2033        3,105.65        3,105.65        5/1/2003         511,125.00          510,128.90
1905311     3/1/2003       2/1/2033        2,025.71        2,025.71        3/1/2003         329,000.00          328,687.83
1905313     3/1/2003       2/1/2033        2,545.24        2,545.24        3/1/2003         397,500.00          397,149.29
1905347     3/1/2003       2/1/2033        1,987.54        1,987.54        3/1/2003         322,800.00          322,493.71
1905695     3/1/2003       2/1/2033        2,188.69        2,188.69        3/1/2003         370,000.00          369,622.77
1905881     3/1/2003       2/1/2033        6,034.03        6,034.03        3/1/2003         980,000.00          979,070.14
1906406     3/1/2003       2/1/2033        2,542.10        2,542.10        3/1/2003         424,000.00          423,577.90
1906418     3/1/2003       2/1/2033        3,865.91        3,865.91        3/1/2003         644,800.00          644,158.09
1907641     3/1/2003       2/1/2033        2,182.36        2,182.36        3/1/2003         364,000.00          363,637.64
1908164     3/1/2003       2/1/2033        2,401.17        2,401.17        2/1/2003         375,000.00          374,669.14
1908221     2/1/2003       1/1/2033        2,275.45        2,275.45        3/1/2003         360,000.00          359,347.34
1908514     3/1/2003       2/1/2033        2,709.16        2,709.16        3/1/2003         440,000.00          439,582.51
1908776     3/1/2003       2/1/2033        2,855.47        2,855.47        3/1/2003         469,950.00          469,493.23
1909302     3/1/2003       2/1/2033        5,995.51        5,995.51        4/1/2003       1,000,000.00          998,596.89
1909337     3/1/2003       2/1/2033        5,162.51        5,162.51        3/1/2003         806,250.00          805,538.66
1910315     3/1/2003       2/1/2033        2,201.99        2,201.99        3/1/2003         362,400.00          362,047.76
1910502     3/1/2003       2/1/2033        2,990.06        2,990.06        3/1/2003         492,100.00          491,421.70
1910840     3/1/2003       2/1/2033        2,181.47        2,181.47        3/1/2003         363,850.00          363,260.78
1911208     3/1/2003       2/1/2033        2,964.18        2,964.18        3/1/2003         494,400.00          493,907.82
1911663     3/1/2003       2/1/2033        2,049.00        2,049.00        3/1/2003         320,000.00          319,717.67
1912617     3/1/2003       2/1/2033        2,495.48        2,495.48        3/1/2003         400,000.00          399,575.00
1913032     3/1/2003       2/1/2033        1,067.21        1,067.21        3/1/2003         178,000.00          177,822.79
1913091     3/1/2003       2/1/2033        2,688.68        2,688.68        3/1/2003         442,500.00          442,069.91
1913274     3/1/2003       2/1/2033        4,617.85        4,617.85        3/1/2003         760,000.00          759,261.32
1913491     3/1/2003       2/1/2033        2,095.23        2,095.23        3/1/2003         354,200.00          353,838.87
1914254     3/1/2003       2/1/2033        2,253.17        2,253.17        3/1/2003         380,900.00          380,511.65
1914946     3/1/2003       2/1/2033        2,462.87        2,462.87        3/1/2003         400,000.00          399,620.46
1915453     3/1/2003       2/1/2033        2,440.18        2,440.18        3/1/2003         407,000.00          406,594.82
1915521     3/1/2003       2/1/2033        3,102.92        3,102.92        3/1/2003         524,550.00          524,015.19
1916094     3/1/2003       2/1/2033        3,160.35        3,160.35        3/1/2003         500,000.00          499,547.98
1916146     3/1/2003       2/1/2033        2,826.15        2,826.15        3/1/2003         459,000.00          458,064.47
1916408     3/1/2003       2/1/2033        2,142.70        2,142.70        4/1/2003         348,000.00          347,612.50
1916432     3/1/2003       2/1/2033        2,462.96        2,462.96        3/1/2003         410,800.00          410,391.04
1917247     3/1/2003       2/1/2033        3,297.53        3,297.53        2/1/2003         550,000.00          549,452.47
1917405     3/1/2003       2/1/2033        2,967.18        2,967.18        3/1/2003         494,900.00          494,407.32
1917613     3/1/2003       2/1/2033        3,896.70        3,896.70        3/1/2003         616,500.00          615,942.68
1917702     3/1/2003       2/1/2033        2,339.15        2,339.15        3/1/2003         390,150.00          389,761.60
1917823     3/1/2003       2/1/2033        2,922.20        2,922.20        3/1/2003         494,000.00          493,418.54
1917837     3/1/2003       2/1/2033        2,338.25        2,338.25        3/1/2003         390,000.00          389,611.75
1918704     3/1/2003       2/1/2033        2,495.48        2,495.48        3/1/2003         400,000.00          399,629.52
1919213     3/1/2003       2/1/2033        2,047.47        2,047.47        3/1/2003         341,500.00          341,160.03
1919284     3/1/2003       2/1/2033        2,929.64        2,929.64        3/1/2003         463,500.00          462,910.63
1920026     3/1/2003       2/1/2033        2,332.26        2,332.26        3/1/2003         389,000.00          388,337.74
1920518     3/1/2003       2/1/2033        2,496.67        2,496.67        3/1/2003         395,000.00          394,642.91
1920851     3/1/2003       2/1/2033        2,038.48        2,038.48        3/1/2003         340,000.00          339,661.52
1921600     3/1/2003       2/1/2033        2,997.76        2,997.76        3/1/2003         500,000.00          499,502.24
1921900     3/1/2003       2/1/2033        2,056.46        2,056.46        3/1/2003         343,000.00          342,658.54
1921943     3/1/2003       2/1/2033        3,645.67        3,645.67        3/1/2003         600,000.00          599,416.83
1922407     3/1/2003       2/1/2033        4,055.16        4,055.16        3/1/2003         650,000.00          649,397.97
1922506     3/1/2003       2/1/2033        2,643.11        2,643.11        3/1/2003         435,000.00          434,577.20
1923415     3/1/2003       2/1/2033        5,377.97        5,377.97        3/1/2003         897,000.00          896,107.03
1923575     3/1/2003       2/1/2033          505.66          505.66        4/1/2003          80,000.00           79,778.91
1924229     3/1/2003       2/1/2033        2,479.06        2,479.06        3/1/2003         408,000.00          407,603.44
1924831     3/1/2003       2/1/2033        4,002.17        4,002.17        2/1/2003         650,000.00          649,383.25
1924875     3/1/2003       2/1/2033        2,023.06        2,023.06        3/1/2003         342,000.00          341,651.31
1924913     3/1/2003       2/1/2033        2,488.14        2,488.14        3/1/2003         415,000.00          414,586.86
1924994     3/1/2003       2/1/2033        2,801.52        2,801.52        3/1/2003         455,000.00          454,568.27
1925327     3/1/2003       2/1/2033        2,839.39        2,839.39        3/1/2003         480,000.00          479,473.70
1925511     3/1/2003       2/1/2033        1,618.49        1,618.49        3/1/2003         269,950.00          269,681.26
1926095     3/1/2003       2/1/2033        2,907.52        2,907.52        3/1/2003         460,000.00          459,584.15
1926652     3/1/2003       2/1/2033        2,967.78        2,967.78        3/1/2003         495,000.00          494,507.22
1926843     3/1/2003       2/1/2033        2,539.82        2,539.82        3/1/2003         418,000.00          417,593.72
1927050     3/1/2003       2/1/2033        2,752.26        2,752.26        4/1/2003         447,000.00          446,575.86
1927116     3/1/2003       2/1/2033        2,492.37        2,492.37        3/1/2003         399,500.00          399,129.97
1927117     3/1/2003       2/1/2033        2,155.02        2,155.02        3/1/2003         350,000.00          349,667.90
1928154     3/1/2003       2/1/2033        2,463.48        2,463.48        3/1/2003         416,452.00          416,027.40
1928413     3/1/2003       2/1/2033        2,271.40        2,271.40        3/1/2003         378,850.00          378,472.85
1928480     3/1/2003       2/1/2033        2,338.25        2,338.25        3/1/2003         390,000.00          389,611.75
1930860     3/1/2003       2/1/2033        2,757.94        2,757.94        3/1/2003         460,000.00          458,542.06
1931035     3/1/2003       2/1/2033        2,665.01        2,665.01        3/1/2003         444,500.00          444,057.49
1931082     3/1/2003       2/1/2033        2,218.34        2,218.34        3/1/2003         370,000.00          369,631.66
1931897     3/1/2003       2/1/2033        2,413.48        2,413.48        4/1/2003         408,000.00          407,584.02
1931934     3/1/2003       2/1/2033        2,168.00        2,168.00        3/1/2003         343,000.00          342,689.92
1932455     3/1/2003       2/1/2033        1,403.71        1,403.71        3/1/2003         225,000.00          224,721.41
1932952     3/1/2003       2/1/2033        1,731.70        1,731.70        3/1/2003         285,000.00          284,660.87
1933040     3/1/2003       2/1/2033        2,210.43        2,210.43        3/1/2003         359,000.00          358,659.36
1934168     3/1/2003       2/1/2033        2,373.98        2,373.98        3/1/2003         406,800.00          406,375.28
1935094     3/1/2003       2/1/2033          739.52          739.52        3/1/2003         117,000.00          116,894.23
1935611     3/1/2003       2/1/2033        2,997.76        2,997.76        3/1/2003         500,000.00          499,502.24
1936328     3/1/2003       2/1/2033        1,279.94        1,279.94        3/1/2003         202,500.00          202,316.94
1937326     3/1/2003       2/1/2033        2,241.22        2,241.22        3/1/2003         364,000.00          363,654.61
1939249     3/1/2003       2/1/2033        1,988.77        1,988.77        3/1/2003         323,000.00          322,353.62
1941927     3/1/2003       2/1/2033        2,620.26        2,620.26        3/1/2003         420,000.00          419,610.99
1942177     3/1/2003       2/1/2033        2,564.73        2,564.73        3/1/2003         422,100.00          421,689.74
1943999     3/1/2003       2/1/2033          899.33          899.33        3/1/2003         150,000.00          149,850.67
1944465     3/1/2003       2/1/2033        2,502.99        2,502.99        3/1/2003         396,000.00          395,615.01
1950008     3/1/2003       2/1/2033        2,248.16        2,248.16        3/1/2003         370,000.00          369,601.88
1950143     3/1/2003       2/1/2033        5,365.29        5,365.29        3/1/2003         860,000.00          859,203.46
1958574     3/1/2003       2/1/2033        2,159.45        2,159.45        3/1/2003         337,250.00          336,920.82
9896752     7/1/2002       6/1/2032        3,108.04        3,108.04        3/1/2003         450,000.00          446,599.85
1107181     9/1/2002       8/1/2032        4,017.72        4,017.72        3/1/2003         644,000.00          633,991.33
1244150     3/1/2003       2/1/2033        2,699.48        2,699.48        4/1/2003         450,250.00          449,801.77
1244153     3/1/2003       2/1/2033        2,076.30        2,076.30        3/1/2003         351,000.00          350,642.14
1244370     3/1/2003       2/1/2033        3,694.30        3,694.30        3/1/2003         600,000.00          599,430.70
1244442     3/1/2003       2/1/2033        2,235.40        2,235.40        3/1/2003         367,900.00          367,542.42
1244466     3/1/2003       2/1/2033        2,375.42        2,375.42        4/1/2003         396,200.00          395,805.58
1244504     3/1/2003       2/1/2033        2,662.00        2,662.00        3/1/2003         444,000.00          440,558.00
1244527     3/1/2003       2/1/2033        2,278.29        2,278.29        4/1/2003         380,000.00          378,621.71
1244639     3/1/2003       2/1/2033        5,341.89        5,341.89        3/1/2003         856,250.00          855,456.94
1244817     2/1/2003       1/1/2033        2,096.26        2,096.26        3/1/2003         345,000.00          344,327.65
1244820     3/1/2003       2/1/2033        2,732.55        2,732.55        3/1/2003         438,000.00          437,594.33
1244847     3/1/2003       2/1/2033        4,500.32        4,500.32        3/1/2003         712,000.00          711,356.35
1245637     2/1/2003       1/1/2033        2,514.20        2,514.20        3/1/2003         403,000.00          402,251.49
1246068     3/1/2003       2/1/2033        2,729.15        2,729.15        3/1/2003         455,200.00          454,746.85
1247306     2/1/2003       1/1/2033        3,867.99        3,867.99        3/1/2003         620,000.00          618,848.47
1247542     2/1/2003       1/1/2033        2,124.80        2,124.80        3/1/2003         359,200.00          358,465.77
9901736    12/1/2001      11/1/2031        4,324.47        4,324.47        3/1/2003         650,000.00          640,425.02
1602941    12/1/2002      11/1/2032        6,101.89        6,101.89        2/1/2003         928,850.00          925,701.67

Seller
Loan                              Original     Next Payment   Adjustment
Number           Purpose          Coupon       Due Date       Type               Documentation Level          PMI Flag
------           -------          --------     ------------   ----------         -------------------          --------
1392348       Rate-Term Refi         6.75       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1781990       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1747476       Purchase              5.875       3/1/2003      Fixed Rate         Stated Doc                   No PMI
1684947       Rate-Term Refi            6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1742511       Rate-Term Refi        5.625       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1743298       Cash Out              5.875       3/1/2003      Fixed Rate         Stated Doc                   No PMI
1687259       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Stated Doc                   No PMI
1687005       Cash Out                  6       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1597477       Rate-Term Refi            6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1703686       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Stated Doc                   No PMI
1675342       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1657355       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1650230       Cash Out              5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1642845       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1697691       Rate-Term Refi        5.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1792273       Cash Out              5.625       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1629265       Rate-Term Refi        5.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1701161       Rate-Term Refi            6       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1713389       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1682844       Rate-Term Refi         5.75       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1701418       Cash Out              5.625       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1456133       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1720468       Rate-Term Refi          5.5       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1685097       Rate-Term Refi        5.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1792044       Purchase              5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1780859       Cash Out               5.75       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1783086       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Stated Doc                   No PMI
1610823       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1681164       Rate-Term Refi            6       3/1/2003      Fixed Rate         Stated Doc                   No PMI
1682590       Rate-Term Refi         5.75       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1669633       Rate-Term Refi        5.625       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1651071       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1718272       Rate-Term Refi            6       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1793056       Rate-Term Refi         5.75       4/1/2003      Fixed Rate         Streamline                   No PMI
1647223       Rate-Term Refi        5.625       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1757488       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Stated Doc                   No PMI
1700453       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1684248       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Stated Doc                   No PMI
1682436       Rate-Term Refi         5.75       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1813425       Rate-Term Refi        5.625       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1819466       Purchase              5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1768442       Purchase              5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1793365       Cash Out                5.5       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1690140       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Stated Doc                   No PMI
1712656       Rate-Term Refi        5.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1756407       Cash Out              6.375       3/1/2003      Fixed Rate         Stated Doc                   No PMI
1637927       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Stated Doc                   No PMI
1692935       Rate-Term Refi        5.625       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1663724       Rate-Term Refi        6.125       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1681389       Rate-Term Refi         5.75       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1418929       Rate-Term Refi        5.625       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1766393       Cash Out              5.875       3/1/2003      Fixed Rate         Stated Doc                   No PMI
1682673       Rate-Term Refi        5.625       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1446202       Rate-Term Refi         5.75       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1800528       Rate-Term Refi         5.75       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1858666       Purchase              5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1724672       Cash Out               5.75       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1736738       Purchase              5.875       3/1/2003      Fixed Rate         Stated Doc                   No PMI
1738474       Rate-Term Refi        5.625       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1662362       Rate-Term Refi        5.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1749695       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1666152       Rate-Term Refi         5.75       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1750033       Rate-Term Refi         5.75       5/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1675305       Cash Out              6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1684696       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1694163       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1686876       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1657020       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1819351       Rate-Term Refi         5.75       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1627879       Rate-Term Refi         5.75       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1745224       Rate-Term Refi        5.625       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1789954       Rate-Term Refi         5.75       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1739798       Cash Out              6.125       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1679919       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1669178       Cash Out              6.125       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1554961       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1713413       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Streamline                   No PMI
1589442       Rate-Term Refi         5.75       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1726707       Rate-Term Refi        5.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1745032       Cash Out                  6       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1633938       Rate-Term Refi        5.625       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1686626       Rate-Term Refi        5.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1782648       Rate-Term Refi        6.125       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1697923       Rate-Term Refi        5.625       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1722907       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1662992       Cash Out              5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1642464       Rate-Term Refi        5.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1247508       Cash Out              5.625       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1624538       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1635242       Rate-Term Refi            6       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1657185       Rate-Term Refi            6       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1247645       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Stated Doc                   No PMI
1729775       Rate-Term Refi         5.75       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1689127       Rate-Term Refi        5.625       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1797286       Rate-Term Refi        5.375       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1636920       Rate-Term Refi         5.75       3/1/2003      Fixed Rate         Streamline                   No PMI
1718712       Rate-Term Refi         5.75       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1713515       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1800662       Cash Out                5.5       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1580195       Rate-Term Refi            6       3/1/2003      Fixed Rate         Streamline                   No PMI
1504987       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1762873       Rate-Term Refi        5.625       4/1/2003      Fixed Rate         Streamline                   No PMI
1747969       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1797050       Rate-Term Refi         5.75       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1706306       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1669672       Rate-Term Refi        5.625       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1630706       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1502511       Rate-Term Refi            6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1247940       Rate-Term Refi            6       3/1/2003      Fixed Rate         Stated Doc                   No PMI
1792323       Rate-Term Refi         5.75       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1701043       Rate-Term Refi        5.625       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1666966       Cash Out               5.75       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1745034       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1689007       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1746275       Cash Out              5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1630764       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1697549       Rate-Term Refi        5.625       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1751205       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1787597       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Streamline                   No PMI
1536651       Rate-Term Refi          5.5       3/1/2003      Fixed Rate         Streamline                   No PMI
1837414       Cash Out              6.375       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1521935       Rate-Term Refi        6.125       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1246915       Cash Out              5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1247933       Purchase              5.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1786705       Rate-Term Refi         5.75       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1752566       Cash Out                5.5       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1807960       Rate-Term Refi          5.5       3/1/2003      Fixed Rate         Streamline                   No PMI
1803261       Rate-Term Refi            6       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1707683       Cash Out               5.75       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1683076       Cash Out              5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1766005       Cash Out               5.75       3/1/2003      Fixed Rate         Stated Doc                   No PMI
1768233       Rate-Term Refi         5.75       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1326430       Rate-Term Refi         5.75       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1656012       Cash Out               5.75       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1658221       Rate-Term Refi         5.75       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1839929       Rate-Term Refi         5.75       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1628527       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1657058       Cash Out               5.75       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1671922       Rate-Term Refi        5.875       4/1/2003      Fixed Rate         Streamline                   No PMI
1699754       Rate-Term Refi        5.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1790733       Rate-Term Refi        5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1662733       Cash Out              5.875       3/1/2003      Fixed Rate         Stated Doc                   No PMI
1794259       Purchase              5.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1697924       Rate-Term Refi         5.75       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1705823       Rate-Term Refi        5.625       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1656755       Rate-Term Refi         5.75       3/1/2003      Fixed Rate         Stated Doc                   No PMI
1833692       Purchase               5.75       3/1/2003      Fixed Rate         Stated Doc                   No PMI
1701123       Cash Out              6.375       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1843284       Cash Out              5.875       3/1/2003      Fixed Rate         Stated Doc                   No PMI
1449992       Rate-Term Refi          6.5       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1556461       Rate-Term Refi         6.25       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1108842       Purchase                6.5       3/1/2003      Fixed Rate         Full / Alternative Doc       Has PMI
1549344       Rate-Term Refi          6.5       3/1/2003      Fixed Rate         Stated Doc                   No PMI
1704221       Purchase              5.875       3/1/2003      Fixed Rate         Stated Doc                   No PMI
1677033       Cash Out              6.375       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1701080       Cash Out              5.625       3/1/2003      Fixed Rate         Stated Doc                   No PMI
1096215       Rate-Term Refi          5.5       3/1/2003      Fixed Rate         Stated Doc                   No PMI
1299916       Purchase               5.75       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1755055       Rate-Term Refi         5.75       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1817483       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1660662       Rate-Term Refi        6.125       3/1/2003      Fixed Rate         Stated Doc                   No PMI
1617657       Cash Out              5.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1688912       Cash Out                5.5       3/1/2003      Fixed Rate         Stated Doc                   No PMI
1821699       Rate-Term Refi        5.875       4/1/2003      Fixed Rate         Stated Doc                   No PMI
 306188       Purchase              6.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
 670649       Rate-Term Refi        6.625       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
 681538       Purchase              7.125       4/1/2003      Fixed Rate         Stated Doc                   No PMI
 698521       Purchase              6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
 702230       Rate-Term Refi          6.5       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
 762695       Purchase              6.625       5/1/2003      Fixed Rate         Stated Doc                   No PMI
 810980       Purchase               6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
 921878       Cash Out                  6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
 953428       Cash Out              6.875       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1012218       Purchase                  6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1095793       Purchase               6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1096099       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1101803       Rate-Term Refi        7.625       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1104034       Rate-Term Refi            7       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1108475       Rate-Term Refi          6.5       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1110841       Rate-Term Refi         6.75       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1112873       Rate-Term Refi          6.5       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1115524       Rate-Term Refi        6.625       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1116226       Cash Out              6.125       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1289073       Rate-Term Refi            6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1326481       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1333638       Purchase              6.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1336350       Purchase              6.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1345213       Cash Out                6.5       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1372198       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1376146       Rate-Term Refi         6.75       4/1/2003      Fixed Rate         Streamline                   No PMI
1384098       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1387405       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1392241       Cash Out              6.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1392446       Purchase               6.75       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1416031       Purchase              6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1418860       Purchase              6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1445662       Purchase              6.625       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1447191       Purchase              6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1449281       Rate-Term Refi         6.75       4/1/2003      Fixed Rate         Streamline                   No PMI
1458928       Cash Out              6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1483049       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1493556       Cash Out                6.5       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1503926       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Streamline                   No PMI
1508284       Rate-Term Refi          6.5       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1521773       Purchase                  6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1523892       Purchase               6.25       5/1/2003      Fixed Rate         Stated Doc                   No PMI
1533628       Cash Out                6.5       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1536258       Rate-Term Refi          6.5       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1540550       Purchase               6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1547455       Purchase              6.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1550648       Rate-Term Refi        6.625       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1554600       Rate-Term Refi            7       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1555776       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1559084       Purchase              6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1566888       Purchase                6.5       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1566965       Rate-Term Refi            6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1569433       Purchase               6.25       5/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1574756       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1575733       Rate-Term Refi        6.625       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1578770       Purchase                6.5       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1580206       Purchase              6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1584925       Purchase              6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1589377       Rate-Term Refi          6.5       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1593502       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1596878       Rate-Term Refi          6.5       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1598258       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1602359       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1602490       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1602595       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1602663       Rate-Term Refi        6.875       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1614170       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1614402       Cash Out              6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1626738       Rate-Term Refi          6.5       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1630537       Purchase               6.75       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1635605       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1635795       Rate-Term Refi            6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1636411       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1641309       Cash Out              6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1645423       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1649148       Rate-Term Refi         6.25       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1656716       Rate-Term Refi          6.5       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1663194       Rate-Term Refi        5.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1663400       Rate-Term Refi          6.5       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1678012       Rate-Term Refi        6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1681958       Rate-Term Refi        6.375       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1682766       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Streamline                   No PMI
1689410       Rate-Term Refi        6.375       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1692433       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1697579       Cash Out              6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1699468       Purchase               6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1700261       Cash Out               6.75       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1701706       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Streamline                   No PMI
1703068       Cash Out              6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1707026       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1720278       Purchase                  6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1720301       Cash Out              6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1728332       Rate-Term Refi            6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1738260       Purchase                6.5       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1738549       Rate-Term Refi        6.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1738644       Rate-Term Refi          6.5       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1738790       Rate-Term Refi          6.5       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1744203       Rate-Term Refi        6.625       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1744246       Cash Out                  6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1745053       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1748304       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1749574       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1753485       Cash Out               6.25       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1753978       Cash Out               6.75       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1755298       Purchase              6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1756313       Rate-Term Refi        6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1758028       Rate-Term Refi         6.25       5/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1758383       Rate-Term Refi        6.125       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1758528       Rate-Term Refi        6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1758567       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Streamline                   No PMI
1759754       Cash Out                6.5       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1759850       Cash Out              5.875       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1763631       Purchase               6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1767096       Rate-Term Refi        6.375       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1781048       Rate-Term Refi          6.5       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1783109       Purchase                6.5       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1784882       Cash Out               5.75       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1787592       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1789060       Rate-Term Refi        6.375       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1789422       Rate-Term Refi          6.5       4/1/2003      Fixed Rate         Streamline                   No PMI
1790203       Rate-Term Refi        6.375       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1790683       Cash Out              6.375       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1791001       Purchase              6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1795166       Purchase               6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1795197       Rate-Term Refi         6.25       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1795636       Purchase              6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1795905       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1796517       Purchase               6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1797608       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1798010       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1798040       Rate-Term Refi        6.125       5/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1798781       Cash Out               6.25       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1799916       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1800683       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1801787       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1804430       Purchase               5.75       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1806596       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1807035       Rate-Term Refi         6.25       3/1/2003      Fixed Rate         Streamline                   No PMI
1807088       Rate-Term Refi         6.25       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1808212       Rate-Term Refi        6.125       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1808260       Rate-Term Refi        6.125       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1808476       Rate-Term Refi          6.5       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1808789       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1810201       Cash Out              6.125       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1810341       Purchase               6.25       5/1/2003      Fixed Rate         Stated Doc                   No PMI
1810475       Cash Out              6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1810559       Purchase              6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1811039       Cash Out              6.375       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1813022       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1813796       Purchase              5.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1817532       Cash Out                  6       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1819314       Rate-Term Refi            6       5/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1819642       Rate-Term Refi        6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1823052       Purchase                  6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1825197       Rate-Term Refi            6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1828123       Cash Out              6.375       5/1/2003      Fixed Rate         Stated Doc                   No PMI
1830322       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1831920       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1832054       Rate-Term Refi        6.375       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1832167       Purchase               6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1832296       Purchase                  6       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1832444       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1836347       Rate-Term Refi          6.5       5/1/2003      Fixed Rate         Stated Doc                   No PMI
1841216       Purchase              6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1841240       Rate-Term Refi         6.25       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1845209       Purchase               6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1846130       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1847418       Rate-Term Refi          6.5       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1849850       Rate-Term Refi        5.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1850230       Rate-Term Refi         6.25       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1851892       Cash Out               6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1852590       Purchase              6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1853511       Purchase              6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1854550       Rate-Term Refi        6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1855111       Rate-Term Refi        6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1855929       Cash Out              6.625       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1856107       Rate-Term Refi        6.125       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1859682       Cash Out                6.5       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1860942       Rate-Term Refi          6.5       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1862110       Purchase                6.5       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1864035       Cash Out               6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1864055       Rate-Term Refi        6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1864192       Rate-Term Refi        6.875       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1864671       Rate-Term Refi          6.5       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1865932       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Streamline                   No PMI
1866396       Rate-Term Refi        6.375       3/1/2003      Fixed Rate         Streamline                   No PMI
1866844       Purchase               6.25       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1867248       Cash Out                6.5       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1867720       Cash Out              6.375       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1867795       Purchase              6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1868244       Purchase                6.5       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1869170       Rate-Term Refi        6.375       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1869391       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1870119       Rate-Term Refi         6.25       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1870256       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1870387       Rate-Term Refi            6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1872693       Rate-Term Refi          6.5       4/1/2003      Fixed Rate         Streamline                   No PMI
1872866       Purchase               6.75       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1873009       Purchase               6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1873104       Rate-Term Refi        6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1873577       Rate-Term Refi         6.25       5/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1874395       Cash Out               6.75       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1874647       Purchase              6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1875885       Rate-Term Refi            6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1875976       Rate-Term Refi        6.375       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1876344       Purchase                  6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1876779       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1876855       Purchase              6.625       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1876856       Rate-Term Refi         6.25       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1877449       Cash Out               6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1878111       Cash Out              6.875       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1878819       Purchase               6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1879563       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Streamline                   No PMI
1880223       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1880653       Rate-Term Refi          6.5       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1881453       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1881990       Rate-Term Refi        6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1882059       Cash Out                6.5       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1883318       Rate-Term Refi        6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1883463       Rate-Term Refi        5.875       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1884409       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1884416       Cash Out               6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1884897       Rate-Term Refi        6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1884969       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1885109       Rate-Term Refi        6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1885423       Purchase               6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1886515       Cash Out               6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1886761       Cash Out                  7       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1887276       Cash Out               6.25       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1887724       Purchase              6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1887786       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1889606       Rate-Term Refi         6.25       5/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1890264       Cash Out                  6       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1890606       Rate-Term Refi        6.125       4/1/2003      Fixed Rate         Streamline                   No PMI
1890695       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Streamline                   No PMI
1890837       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1891218       Cash Out              6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1891285       Rate-Term Refi        6.625       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1892458       Rate-Term Refi            6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1892526       Cash Out              6.375       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1892547       Purchase              6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1893410       Purchase              6.375       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1893550       Rate-Term Refi        6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1893736       Cash Out              6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1894155       Cash Out               6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1894160       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1894174       Cash Out              6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1894425       Purchase                6.5       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1894440       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1895703       Cash Out                  6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1896160       Cash Out               6.25       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1896417       Rate-Term Refi        6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1896504       Cash Out                  6       5/1/2003      Fixed Rate         Stated Doc                   No PMI
1896629       Purchase              6.625       3/1/2003      Fixed Rate         Stated Doc                   No PMI
1896640       Purchase              6.625       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1896667       Cash Out              6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1897660       Rate-Term Refi            6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1898278       Purchase                  6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1898412       Purchase                  6       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1898542       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1898631       Rate-Term Refi        6.125       4/1/2003      Fixed Rate         Streamline                   No PMI
1899345       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1900578       Purchase                  6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1900674       Rate-Term Refi            6       5/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1901029       Rate-Term Refi            6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1901312       Cash Out              6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1901746       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1901958       Cash Out                  6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1902100       Rate-Term Refi        6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1902275       Cash Out              6.625       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1903229       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1904428       Rate-Term Refi        6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1904987       Purchase              6.125       6/1/2003      Fixed Rate         Stated Doc                   No PMI
1905311       Purchase               6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1905313       Cash Out              6.625       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1905347       Cash Out               6.25       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1905695       Cash Out              5.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1905881       Purchase               6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1906406       Cash Out                  6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1906418       Rate-Term Refi            6       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1907641       Cash Out                  6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1908164       Cash Out              6.625       3/1/2003      Fixed Rate         Stated Doc                   No PMI
1908221       Cash Out                6.5       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1908514       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1908776       Rate-Term Refi        6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1909302       Rate-Term Refi            6       5/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1909337       Purchase              6.625       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1910315       Rate-Term Refi        6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1910502       Rate-Term Refi        6.125       4/1/2003      Fixed Rate         Streamline                   No PMI
1910840       Rate-Term Refi            6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1911208       Rate-Term Refi            6       4/1/2003      Fixed Rate         Streamline                   No PMI
1911663       Cash Out              6.625       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1912617       Cash Out              6.375       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1913032       Cash Out                  6       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1913091       Cash Out              6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1913274       Rate-Term Refi        6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1913491       Rate-Term Refi        5.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1914254       Purchase              5.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1914946       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1915453       Cash Out                  6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1915521       Purchase              5.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1916094       Cash Out                6.5       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1916146       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1916408       Rate-Term Refi         6.25       5/1/2003      Fixed Rate         Stated Doc                   No PMI
1916432       Rate-Term Refi            6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1917247       Purchase                  6       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1917405       Purchase                  6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1917613       Rate-Term Refi          6.5       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1917702       Purchase                  6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1917823       Cash Out              5.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1917837       Cash Out                  6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1918704       Cash Out              6.375       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1919213       Rate-Term Refi            6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1919284       Rate-Term Refi          6.5       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1920026       Rate-Term Refi            6       4/1/2003      Fixed Rate         Streamline                   No PMI
1920518       Rate-Term Refi          6.5       4/1/2003      Fixed Rate         Streamline                   No PMI
1920851       Rate-Term Refi            6       4/1/2003      Fixed Rate         Streamline                   No PMI
1921600       Rate-Term Refi            6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1921900       Rate-Term Refi            6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1921943       Cash Out              6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1922407       Purchase              6.375       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1922506       Rate-Term Refi        6.125       4/1/2003      Fixed Rate         Streamline                   No PMI
1923415       Cash Out                  6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1923575       Cash Out                6.5       5/1/2003      Fixed Rate         Stated Doc                   No PMI
1924229       Purchase              6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1924831       Purchase               6.25       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1924875       Rate-Term Refi        5.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1924913       Rate-Term Refi            6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1924994       Cash Out               6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1925327       Purchase              5.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1925511       Rate-Term Refi            6       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1926095       Rate-Term Refi          6.5       4/1/2003      Fixed Rate         Streamline                   No PMI
1926652       Rate-Term Refi            6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1926843       Cash Out              6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1927050       Rate-Term Refi         6.25       5/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1927116       Cash Out              6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1927117       Purchase               6.25       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1928154       Rate-Term Refi        5.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1928413       Rate-Term Refi            6       4/1/2003      Fixed Rate         Streamline                   No PMI
1928480       Rate-Term Refi            6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1930860       Rate-Term Refi            6       4/1/2003      Fixed Rate         Streamline                   No PMI
1931035       Rate-Term Refi            6       4/1/2003      Fixed Rate         Streamline                   No PMI
1931082       Rate-Term Refi            6       4/1/2003      Fixed Rate         Streamline                   No PMI
1931897       Rate-Term Refi        5.875       5/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1931934       Rate-Term Refi          6.5       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1932455       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1932952       Cash Out              6.125       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1933040       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Streamline                   No PMI
1934168       Rate-Term Refi         5.75       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1935094       Cash Out                6.5       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1935611       Rate-Term Refi            6       4/1/2003      Fixed Rate         Streamline                   No PMI
1936328       Cash Out                6.5       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1937326       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1939249       Cash Out               6.25       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1941927       Cash Out              6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1942177       Rate-Term Refi        6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1943999       Rate-Term Refi            6       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1944465       Purchase                6.5       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1950008       Rate-Term Refi        6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1950143       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1958574       Purchase              6.625       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
9896752       Rate-Term Refi        7.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1107181       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1244150       Rate-Term Refi            6       5/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1244153       Rate-Term Refi        5.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1244370       Rate-Term Refi         6.25       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1244442       Rate-Term Refi        6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1244466       Rate-Term Refi            6       5/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1244504       Rate-Term Refi            6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1244527       Rate-Term Refi            6       5/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1244639       Cash Out              6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1244817       Rate-Term Refi        6.125       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1244820       Purchase              6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1244847       Rate-Term Refi          6.5       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1245637       Rate-Term Refi        6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1246068       Purchase                  6       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1247306       Cash Out              6.375       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
1247542       Purchase              5.875       4/1/2003      Fixed Rate         Full / Alternative Doc       No PMI
9901736       Cash Out                  7       4/1/2003      Fixed Rate         Stated Doc                   No PMI
1602941       Rate-Term Refi        6.875       3/1/2003      Fixed Rate         Full / Alternative Doc       No PMI

Seller
Loan                                                                                        Back Debt to       Lien
Number        Original Appraisal      Sales Price      Prepayment Flag   Product Type       Income Ratio     Position
------        ------------------      -----------      ---------------   ------------       ------------     --------
1392348          2,300,000.00                    0      No Prepayment     Fixed 30 Yr          27.17             1
1781990          1,699,813.02                    0      No Prepayment     Fixed 15 Yr          17.94             1
1747476          1,537,000.00                    0      No Prepayment     Fixed 15 Yr          27.29             1
1684947          1,699,726.40                    0      No Prepayment     Fixed 15 Yr          42.75             1
1742511          1,299,863.39                    0      No Prepayment     Fixed 15 Yr          23.55             1
1743298          1,849,688.47                    0      No Prepayment     Fixed 15 Yr          13.64             1
1687259          2,099,694.33                    0      No Prepayment     Fixed 15 Yr          13.12             1
1687005          1,389,967.64                    0      No Prepayment     Fixed 15 Yr          44.31             1
1597477          1,849,724.26                    0      No Prepayment     Fixed 15 Yr          31.96             1
1703686          2,274,963.82                    0      No Prepayment     Fixed 15 Yr          35.03             1
1675342          1,199,846.98                    0      No Prepayment     Fixed 15 Yr          44.88             1
1657355          1,949,874.69                    0      No Prepayment     Fixed 15 Yr          15.41             1
1650230          1,399,889.48                    0      No Prepayment     Fixed 15 Yr           6.23             1
1642845          1,049,911.16                    0      No Prepayment     Fixed 15 Yr          37.23             1
1697691          1,199,926.16                    0      No Prepayment     Fixed 15 Yr          31.76             1
1792273            999,998.46                    0      No Prepayment     Fixed 15 Yr          33.87             1
1629265          1,303,998.39                    0      No Prepayment     Fixed 15 Yr          31.74             1
1701161            889,958.73                    0      No Prepayment     Fixed 15 Yr           9.83             1
1713389          1,459,887.01                    0      No Prepayment     Fixed 15 Yr          21.69             1
1682844            989,943.43                    0      No Prepayment     Fixed 15 Yr          32.31             1
1701418            924,890.43                    0      No Prepayment     Fixed 15 Yr          35.07             1
1456133          1,000,000.00                    0      No Prepayment     Fixed 15 Yr          18.48             1
1720468            800,000.00                    0      No Prepayment     Fixed 15 Yr          44.96             1
1685097          1,000,000.00                    0      No Prepayment     Fixed 15 Yr           21.1             1
1792044            896,995.07                    0      No Prepayment     Fixed 15 Yr          32.37             1
1780859            924,909.86                    0      No Prepayment     Fixed 15 Yr          32.86             1
1783086          2,500,000.00                    0      No Prepayment     Fixed 15 Yr          34.07             1
1610823          1,000,000.00                    0      No Prepayment     Fixed 15 Yr          26.67             1
1681164            949,942.18                    0      No Prepayment     Fixed 15 Yr          33.27             1
1682590            719,949.65                    0      No Prepayment     Fixed 15 Yr          21.14             1
1669633            854,957.25                    0      No Prepayment     Fixed 15 Yr          19.56             1
1651071          1,149,959.58                    0      No Prepayment     Fixed 15 Yr          43.77             1
1718272            793,765.33                    0      No Prepayment     Fixed 15 Yr          33.31             1
1793056            799,941.07                    0      No Prepayment     Fixed 15 Yr          11.83             1
1647223            724,929.52                    0      No Prepayment     Fixed 15 Yr          33.14             1
1757488          1,229,995.43                    0      No Prepayment     Fixed 15 Yr          32.04             1
1700453            689,921.48                    0      No Prepayment     Fixed 15 Yr          40.76             1
1684248          1,209,751.61                    0      No Prepayment     Fixed 15 Yr          32.07             1
1682436            699,973.03                    0      No Prepayment     Fixed 15 Yr          18.56             1
1813425            849,867.72                    0      No Prepayment     Fixed 15 Yr          15.26             1
1819466            642,375.00                    0      No Prepayment     Fixed 15 Yr          43.99             1
1768442            635,000.00                    0      No Prepayment     Fixed 15 Yr          34.64             1
1793365            675,947.00                    0      No Prepayment     Fixed 15 Yr          43.64             1
1690140          1,021,405.43                    0      No Prepayment     Fixed 15 Yr          25.87             1
1712656            643,997.94                    0      No Prepayment     Fixed 15 Yr          20.38             1
1756407            709,924.75                    0      No Prepayment     Fixed 15 Yr          26.81             1
1637927            694,910.51                    0      No Prepayment     Fixed 15 Yr           21.9             1
1692935          1,379,771.52                    0      No Prepayment     Fixed 15 Yr          30.86             1
1663724          1,099,887.77                    0      No Prepayment     Fixed 15 Yr          27.03             1
1681389            674,931.13                    0      No Prepayment     Fixed 15 Yr          43.86             1
1418929            769,917.80                    0      No Prepayment     Fixed 15 Yr          36.89             1
1766393            849,982.47                    0      No Prepayment     Fixed 15 Yr          38.27             1
1682673          2,299,090.04                    0      No Prepayment     Fixed 15 Yr          33.97             1
1446202            709,925.93                    0      No Prepayment     Fixed 15 Yr          46.83             1
1800528            840,981.29                    0      No Prepayment     Fixed 15 Yr           9.79             1
1858666            595,000.00                    0      No Prepayment     Fixed 15 Yr          28.51             1
1724672            700,000.00                    0      No Prepayment     Fixed 15 Yr          41.72             1
1736738            632,421.61                    0      No Prepayment     Fixed 15 Yr          36.95             1
1738474            633,948.88                    0      No Prepayment     Fixed 15 Yr          35.18             1
1662362            819,906.44                    0      No Prepayment     Fixed 15 Yr          24.53             1
1749695            899,961.74                    0      No Prepayment     Fixed 15 Yr           29.1             1
1666152            724,973.01                    0      No Prepayment     Fixed 15 Yr          28.17             1
1750033            664,961.64                    0      No Prepayment     Fixed 15 Yr          41.94             1
1675305            620,000.00                    0      No Prepayment     Fixed 15 Yr          31.16             1
1684696          1,000,000.00                    0      No Prepayment     Fixed 15 Yr          32.05             1
1694163            699,954.74                    0      No Prepayment     Fixed 15 Yr          34.33             1
1686876            859,914.20                    0      No Prepayment     Fixed 15 Yr          25.41             1
1657020          1,349,765.26                    0      No Prepayment     Fixed 15 Yr          14.19             1
1819351          1,459,993.62                    0      No Prepayment     Fixed 15 Yr          30.22             1
1627879            899,940.79                    0      No Prepayment     Fixed 15 Yr          21.03             1
1745224            659,994.20                    0      No Prepayment     Fixed 15 Yr          41.67             1
1789954            709,920.08                    0      No Prepayment     Fixed 15 Yr          45.82             1
1739798            654,926.50                    0      No Prepayment     Fixed 15 Yr          13.76             1
1679919            849,858.36                    0      No Prepayment     Fixed 15 Yr          28.07             1
1669178            582,953.81                    0      No Prepayment     Fixed 15 Yr          41.75             1
1554961            814,937.45                    0      No Prepayment     Fixed 15 Yr          11.64             1
1713413          1,176,737.97                    0      No Prepayment     Fixed 15 Yr          20.16             1
1589442            869,909.05                    0      No Prepayment     Fixed 15 Yr          31.82             1
1726707          1,200,000.00                    0      No Prepayment     Fixed 15 Yr          22.59             1
1745032            625,000.00                    0      No Prepayment     Fixed 15 Yr          48.78             1
1633938            699,983.72                    0      No Prepayment     Fixed 15 Yr          10.55             1
1686626            629,967.62                    0      No Prepayment     Fixed 15 Yr          35.74             1
1782648            850,000.00                    0      No Prepayment     Fixed 15 Yr          27.74             1
1697923            625,000.00                    0      No Prepayment     Fixed 15 Yr          34.14             1
1722907            525,000.00                    0      No Prepayment     Fixed 15 Yr          14.84             1
1662992            814,901.05                    0      No Prepayment     Fixed 15 Yr          35.95             1
1642464            664,917.30                    0      No Prepayment     Fixed 15 Yr          14.08             1
1247508            800,000.00                    0      No Prepayment     Fixed 15 Yr           31.7             1
1624538            524,984.19                    0      No Prepayment     Fixed 15 Yr          45.42             1
1635242            667,424.49                    0      No Prepayment     Fixed 15 Yr          28.43             1
1657185            649,968.29                    0      No Prepayment     Fixed 15 Yr          39.25             1
1247645            545,000.93                    0      No Prepayment     Fixed 15 Yr          39.57             1
1729775            574,989.38                    0      No Prepayment     Fixed 15 Yr          37.59             1
1689127            884,984.72                    0      No Prepayment     Fixed 15 Yr          34.85             1
1797286            506,947.05                    0      No Prepayment     Fixed 15 Yr          26.22             1
1636920            826,958.86                    0      No Prepayment     Fixed 15 Yr          15.03             1
1718712            800,000.00                    0      No Prepayment     Fixed 15 Yr          26.38             1
1713515            574,960.47                    0      No Prepayment     Fixed 15 Yr          24.48             1
1800662            749,906.26                    0      No Prepayment     Fixed 15 Yr          41.84             1
1580195            539,972.90                    0      No Prepayment     Fixed 15 Yr          22.19             1
1504987            579,921.32                    0      No Prepayment     Fixed 15 Yr          30.15             1
1762873            599,969.77                    0      No Prepayment     Fixed 15 Yr          19.46             1
1747969            639,948.29                    0      No Prepayment     Fixed 15 Yr          30.26             1
1797050          1,099,972.15                    0      No Prepayment     Fixed 15 Yr          24.09             1
1706306            974,825.52                    0      No Prepayment     Fixed 15 Yr          16.93             1
1669672            488,000.00                    0      No Prepayment     Fixed 15 Yr          42.58             1
1630706          1,397,616.47                    0      No Prepayment     Fixed 15 Yr          15.45             1
1502511            489,941.43                    0      No Prepayment     Fixed 15 Yr          40.21             1
1247940            635,004.63                    0      No Prepayment     Fixed 15 Yr          39.39             1
1792323            480,000.00                    0      No Prepayment     Fixed 15 Yr          36.95             1
1701043            709,914.43                    0      No Prepayment     Fixed 15 Yr          46.58             1
1666966            482,968.99                    0      No Prepayment     Fixed 15 Yr           43.9             1
1745034            624,937.36                    0      No Prepayment     Fixed 15 Yr          31.42             1
1689007            834,949.27                    0      No Prepayment     Fixed 15 Yr          54.72             1
1746275            626,906.13                    0      No Prepayment     Fixed 15 Yr          17.03             1
1630764            789,923.14                    0      No Prepayment     Fixed 15 Yr          38.44             1
1697549            674,958.84                    0      No Prepayment     Fixed 15 Yr          17.24             1
1751205          1,449,762.66                    0      No Prepayment     Fixed 15 Yr          24.78             1
1787597            609,934.99                    0      No Prepayment     Fixed 15 Yr          43.07             1
1536651            650,000.00                    0      No Prepayment     Fixed 15 Yr          33.56             1
1837414            489,944.66                    0      No Prepayment     Fixed 15 Yr          41.09             1
1521935            484,994.64                    0      No Prepayment     Fixed 15 Yr          28.26             1
1246915            450,000.00                    0      No Prepayment     Fixed 15 Yr           38.3             1
1247933            692,507.45                    0      No Prepayment     Fixed 15 Yr           44.3             1
1786705            454,947.55                    0      No Prepayment     Fixed 15 Yr          24.13             1
1752566            609,962.72                    0      No Prepayment     Fixed 15 Yr           37.6             1
1807960            699,901.86                    0      No Prepayment     Fixed 15 Yr          21.09             1
1803261            507,963.84                    0      No Prepayment     Fixed 15 Yr          44.63             1
1707683            474,973.09                    0      No Prepayment     Fixed 15 Yr           37.9             1
1683076          1,024,745.27                    0      No Prepayment     Fixed 15 Yr           27.7             1
1766005            500,000.00                    0      No Prepayment     Fixed 15 Yr          39.69             1
1768233            644,887.41                    0      No Prepayment     Fixed 15 Yr          33.26             1
1326430            549,976.09                    0      No Prepayment     Fixed 15 Yr          15.36             1
1656012            529,953.92                    0      No Prepayment     Fixed 15 Yr          45.47             1
1658221            454,966.27                    0      No Prepayment     Fixed 15 Yr          19.78             1
1839929          1,574,585.64                    0      No Prepayment     Fixed 15 Yr          31.51             1
1628527            524,942.44                    0      No Prepayment     Fixed 15 Yr          41.21             1
1657058            899,947.06                    0      No Prepayment     Fixed 15 Yr          27.12             1
1671922            439,998.70                    0      No Prepayment     Fixed 15 Yr          28.31             1
1699754            925,976.88                    0      No Prepayment     Fixed 15 Yr          37.26             1
1790733            464,971.67                    0      No Prepayment     Fixed 15 Yr             39             1
1662733            549,991.79                    0      No Prepayment     Fixed 15 Yr          38.14             1
1794259            416,427.05                    0      No Prepayment     Fixed 15 Yr          22.77             1
1697924            624,906.09                    0      No Prepayment     Fixed 15 Yr          19.09             1
1705823            494,931.43                    0      No Prepayment     Fixed 15 Yr          12.27             1
1656755            604,956.27                    0      No Prepayment     Fixed 15 Yr          32.13             1
1833692            415,974.32                    0      No Prepayment     Fixed 15 Yr          29.91             1
1701123            539,956.80                    0      No Prepayment     Fixed 15 Yr          26.91             1
1843284            507,971.24                    0      No Prepayment     Fixed 15 Yr          30.29             1
1449992            410,000.00                    0      No Prepayment     Fixed 30 Yr          19.51             1
1556461            434,958.25                    0      No Prepayment     Fixed 30 Yr             26             1
1108842            340,000.00           340,000.00      No Prepayment     Fixed 30 Yr          44.04             1
1549344            549,974.46                    0      No Prepayment     Fixed 30 Yr          63.81             1
1704221            426,162.13                    0      No Prepayment     Fixed 15 Yr          28.36             1
1677033            474,984.17                    0      No Prepayment     Fixed 15 Yr          44.49             1
1701080            639,931.74                    0      No Prepayment     Fixed 15 Yr          30.52             1
1096215            278,000.00                    0      No Prepayment     Fixed 15 Yr          38.52             1
1299916            168,935.00                    0      No Prepayment     Fixed 15 Yr           37.9             1
1755055            154,981.55                    0      No Prepayment     Fixed 15 Yr          38.82             1
1817483            255,000.00                    0      No Prepayment     Fixed 15 Yr          16.01             1
1660662            209,995.80                    0      No Prepayment     Fixed 15 Yr          38.68             1
1617657            126,997.72                    0      No Prepayment     Fixed 15 Yr          29.57             1
1688912            229,997.21                    0      No Prepayment     Fixed 15 Yr          27.67             1
1821699            159,991.29                    0      No Prepayment     Fixed 15 Yr          34.51             1
 306188            320,000.00           316,800.00      No Prepayment     Fixed 30 Yr           33.2             1
 670649            425,000.00           423,000.00      No Prepayment     Fixed 30 Yr          34.73             1
 681538            174,000.00           172,620.00      No Prepayment     Fixed 30 Yr          32.62             1
 698521            375,000.00           374,516.00      No Prepayment     Fixed 30 Yr          37.12             1
 702230            400,000.00                    0      No Prepayment     Fixed 30 Yr          38.71             1
 762695            220,000.00           212,750.00      No Prepayment     Fixed 30 Yr          40.78             1
 810980            590,000.00           587,425.28      No Prepayment     Fixed 30 Yr          44.08             1
 921878            810,000.00                    0      No Prepayment     Fixed 25 Yr          29.86             1
 953428            400,000.00                    0      No Prepayment     Fixed 30 Yr          20.57             1
1012218            600,000.00           560,000.00      No Prepayment     Fixed 30 Yr          49.92             1
1095793          1,800,000.00         1,800,000.00      No Prepayment     Fixed 30 Yr          28.84             1
1096099            749,000.00                    0      No Prepayment     Fixed 30 Yr          26.13             1
1101803            498,000.00                    0      No Prepayment     Fixed 30 Yr          38.68             1
1104034            250,000.00                    0      No Prepayment     Fixed 30 Yr          34.98             1
1108475            704,000.00                    0      No Prepayment     Fixed 30 Yr          26.02             1
1110841            335,000.00                    0      No Prepayment     Fixed 30 Yr          35.95             1
1112873            720,000.00                    0      No Prepayment     Fixed 30 Yr          21.76             1
1115524            926,000.00                    0      No Prepayment     Fixed 30 Yr          40.19             1
1116226            735,000.00                    0      No Prepayment     Fixed 30 Yr          32.19             1
1289073            500,000.00                    0      No Prepayment     Fixed 30 Yr          29.55             1
1326481            730,000.00                    0      No Prepayment     Fixed 30 Yr          39.78             1
1333638            650,000.00           600,000.00      No Prepayment     Fixed 30 Yr          37.62             1
1336350            448,500.00           446,250.00      No Prepayment     Fixed 30 Yr          41.74             1
1345213            545,000.00                    0      No Prepayment     Fixed 30 Yr          28.72             1
1372198            775,000.00                    0      No Prepayment     Fixed 30 Yr           46.9             1
1376146            540,000.00                    0      No Prepayment     Fixed 30 Yr          26.28             1
1384098            510,000.00                    0      No Prepayment     Fixed 30 Yr           54.3             1
1387405            850,000.00                    0      No Prepayment     Fixed 30 Yr          37.83             1
1392241          1,400,000.00                    0      No Prepayment     Fixed 30 Yr          25.96             1
1392446            875,000.00           750,000.00      No Prepayment     Fixed 30 Yr          28.12             1
1416031            425,000.00           424,900.00      No Prepayment     Fixed 30 Yr          44.26             1
1418860            700,000.00           700,000.00      No Prepayment     Fixed 30 Yr          31.62             1
1445662            765,000.00           747,500.00      No Prepayment     Fixed 30 Yr          32.97             1
1447191            525,000.00           519,705.00      No Prepayment     Fixed 30 Yr          41.79             1
1449281            420,000.00                    0      No Prepayment     Fixed 30 Yr          47.89             1
1458928            650,000.00                    0      No Prepayment     Fixed 30 Yr          22.79             1
1483049            770,000.00                    0      No Prepayment     Fixed 30 Yr          41.47             1
1493556          1,300,000.00                    0      No Prepayment     Fixed 30 Yr          15.76             1
1503926            789,000.00                    0      No Prepayment     Fixed 30 Yr              0             1
1508284            662,000.00                    0      No Prepayment     Fixed 30 Yr          21.96             1
1521773            707,000.00           706,105.00      No Prepayment     Fixed 30 Yr          38.69             1
1523892            465,000.00           465,000.00      No Prepayment     Fixed 30 Yr          38.95             1
1533628            530,000.00                    0      No Prepayment     Fixed 30 Yr          16.82             1
1536258            481,500.00                    0      No Prepayment     Fixed 30 Yr          38.13             1
1540550            475,000.00           468,059.00      No Prepayment     Fixed 30 Yr           38.3             1
1547455            820,000.00           810,000.00      No Prepayment     Fixed 30 Yr          54.84             1
1550648            481,000.00                    0      No Prepayment     Fixed 30 Yr          32.68             1
1554600            147,000.00                    0      No Prepayment     Fixed 30 Yr          38.11             1
1555776            900,000.00                    0      No Prepayment     Fixed 30 Yr          16.18             1
1559084            433,000.00           432,000.00      No Prepayment     Fixed 30 Yr          21.79             1
1566888            377,000.00           372,500.00      No Prepayment     Fixed 30 Yr          27.87             1
1566965            650,000.00                    0      No Prepayment     Fixed 30 Yr          14.83             1
1569433          1,075,000.00         1,075,000.00      No Prepayment     Fixed 30 Yr          37.06             1
1574756          1,700,000.00                    0      No Prepayment     Fixed 30 Yr          31.63             1
1575733            480,000.00                    0      No Prepayment     Fixed 30 Yr          46.39             1
1578770            428,500.00           428,500.00      No Prepayment     Fixed 30 Yr          32.53             1
1580206            790,000.00           787,598.00      No Prepayment     Fixed 30 Yr           30.9             1
1584925            435,000.00           429,900.00      No Prepayment     Fixed 30 Yr           28.7             1
1589377            700,000.00                    0      No Prepayment     Fixed 30 Yr          28.66             1
1593502            723,000.00                    0      No Prepayment     Fixed 30 Yr          34.32             1
1596878            650,000.00                    0      No Prepayment     Fixed 30 Yr          38.88             1
1598258            467,000.00                    0      No Prepayment     Fixed 30 Yr          36.44             1
1602359            950,000.00                    0      No Prepayment     Fixed 30 Yr          34.01             1
1602490            890,000.00                    0      No Prepayment     Fixed 30 Yr          55.06             1
1602595            440,000.00                    0      No Prepayment     Fixed 30 Yr          17.47             1
1602663          1,550,000.00                    0      No Prepayment     Fixed 30 Yr           39.7             1
1614170            856,200.00                    0      No Prepayment     Fixed 30 Yr          47.75             1
1614402            450,000.00                    0      No Prepayment     Fixed 30 Yr          23.23             1
1626738            500,000.00                    0      No Prepayment     Fixed 30 Yr          38.06             1
1630537            462,000.00           452,000.00      No Prepayment     Fixed 30 Yr          17.91             1
1635605            650,000.00                    0      No Prepayment     Fixed 30 Yr          43.63             1
1635795            550,000.00                    0      No Prepayment     Fixed 30 Yr           40.2             1
1636411            430,000.00                    0      No Prepayment     Fixed 30 Yr          44.59             1
1641309            620,000.00                    0      No Prepayment     Fixed 30 Yr          46.02             1
1645423          1,650,000.00                    0      No Prepayment     Fixed 30 Yr          36.53             1
1649148          1,070,000.00                    0      No Prepayment     Fixed 30 Yr          44.82             1
1656716            990,000.00                    0      No Prepayment     Fixed 30 Yr          21.67             1
1663194            635,000.00                    0      No Prepayment     Fixed 30 Yr          31.48             1
1663400            828,000.00                    0      No Prepayment     Fixed 30 Yr          38.21             1
1678012            630,000.00                    0      No Prepayment     Fixed 30 Yr          49.03             1
1681958            530,000.00                    0      No Prepayment     Fixed 30 Yr          23.18             1
1682766            520,000.00                    0      No Prepayment     Fixed 30 Yr              0             1
1689410            425,000.00                    0      No Prepayment     Fixed 30 Yr          17.34             1
1692433            465,000.00                    0      No Prepayment     Fixed 30 Yr          37.77             1
1697579            625,000.00                    0      No Prepayment     Fixed 30 Yr          33.53             1
1699468            674,000.00           673,893.00      No Prepayment     Fixed 30 Yr          31.22             1
1700261            550,000.00                    0      No Prepayment     Fixed 30 Yr          33.04             1
1701706            935,000.00                    0      No Prepayment     Fixed 30 Yr              0             1
1703068            480,000.00                    0      No Prepayment     Fixed 30 Yr             32             1
1707026            580,000.00                    0      No Prepayment     Fixed 30 Yr          30.37             1
1720278            603,000.00           602,266.00      No Prepayment     Fixed 30 Yr          39.02             1
1720301            596,000.00                    0      No Prepayment     Fixed 30 Yr          25.01             1
1728332          1,150,000.00                    0      No Prepayment     Fixed 30 Yr          26.24             1
1738260            785,000.00           778,793.00      No Prepayment     Fixed 30 Yr           40.7             1
1738549            570,000.00                    0      No Prepayment     Fixed 30 Yr          19.23             1
1738644          1,450,000.00                    0      No Prepayment     Fixed 30 Yr          26.01             1
1738790            750,000.00                    0      No Prepayment     Fixed 30 Yr          39.59             1
1744203          1,350,000.00                    0      No Prepayment     Fixed 30 Yr          22.44             1
1744246            665,000.00                    0      No Prepayment     Fixed 30 Yr          47.39             1
1745053            803,000.00                    0      No Prepayment     Fixed 30 Yr          35.31             1
1748304            700,000.00                    0      No Prepayment     Fixed 30 Yr          34.22             1
1749574            450,000.00                    0      No Prepayment     Fixed 30 Yr           34.7             1
1753485            500,000.00                    0      No Prepayment     Fixed 30 Yr          34.96             1
1753978            604,000.00                    0      No Prepayment     Fixed 30 Yr          37.92             1
1755298            935,000.00           935,000.00      No Prepayment     Fixed 30 Yr          39.74             1
1756313            953,000.00                    0      No Prepayment     Fixed 30 Yr          34.91             1
1758028            420,000.00                    0      No Prepayment     Fixed 30 Yr          37.45             1
1758383            595,000.00                    0      No Prepayment     Fixed 30 Yr           9.71             1
1758528          1,300,000.00                    0      No Prepayment     Fixed 30 Yr             22             1
1758567          1,044,000.00                    0      No Prepayment     Fixed 30 Yr          31.84             1
1759754          1,200,000.00                    0      No Prepayment     Fixed 30 Yr          39.01             1
1759850            450,000.00                    0      No Prepayment     Fixed 30 Yr          44.17             1
1763631            550,000.00           485,000.00      No Prepayment     Fixed 30 Yr           19.5             1
1767096            740,000.00                    0      No Prepayment     Fixed 30 Yr          19.47             1
1781048            480,000.00                    0      No Prepayment     Fixed 30 Yr          42.04             1
1783109            475,000.00           470,000.00      No Prepayment     Fixed 30 Yr          35.66             1
1784882            685,000.00                    0      No Prepayment     Fixed 30 Yr          26.93             1
1787592            700,000.00                    0      No Prepayment     Fixed 30 Yr          32.53             1
1789060            700,000.00                    0      No Prepayment     Fixed 30 Yr          30.52             1
1789422            789,000.00                    0      No Prepayment     Fixed 30 Yr          34.83             1
1790203            470,000.00                    0      No Prepayment     Fixed 30 Yr          34.83             1
1790683            735,000.00                    0      No Prepayment     Fixed 30 Yr          39.74             1
1791001            495,000.00           494,540.00      No Prepayment     Fixed 30 Yr          38.78             1
1795166            688,000.00           656,990.00      No Prepayment     Fixed 30 Yr          26.14             1
1795197            750,000.00                    0      No Prepayment     Fixed 30 Yr          36.15             1
1795636            355,000.00           355,000.00      No Prepayment     Fixed 30 Yr          42.36             1
1795905            567,000.00                    0      No Prepayment     Fixed 30 Yr          35.92             1
1796517            605,000.00           605,000.00      No Prepayment     Fixed 30 Yr          38.11             1
1797608            750,000.00                    0      No Prepayment     Fixed 30 Yr          30.98             1
1798010            540,000.00                    0      No Prepayment     Fixed 30 Yr          33.76             1
1798040            890,000.00                    0      No Prepayment     Fixed 30 Yr          17.37             1
1798781          1,585,000.00                    0      No Prepayment     Fixed 30 Yr          41.43             1
1799916            805,000.00                    0      No Prepayment     Fixed 30 Yr          37.84             1
1800683            650,000.00                    0      No Prepayment     Fixed 30 Yr          36.52             1
1801787          1,150,000.00                    0      No Prepayment     Fixed 30 Yr          23.67             1
1804430            415,000.00           411,257.00      No Prepayment     Fixed 30 Yr          36.02             1
1806596            607,000.00                    0      No Prepayment     Fixed 30 Yr             39             1
1807035            407,000.00                    0      No Prepayment     Fixed 30 Yr          15.44             1
1807088            900,000.00                    0      No Prepayment     Fixed 30 Yr          27.04             1
1808212            625,000.00                    0      No Prepayment     Fixed 30 Yr          22.96             1
1808260            485,000.00                    0      No Prepayment     Fixed 30 Yr          23.84             1
1808476            575,000.00                    0      No Prepayment     Fixed 30 Yr          31.71             1
1808789          1,036,000.00                    0      No Prepayment     Fixed 30 Yr          17.26             1
1810201            540,000.00                    0      No Prepayment     Fixed 20 Yr          33.39             1
1810341            660,000.00           660,000.00      No Prepayment     Fixed 30 Yr            6.3             1
1810475            782,000.00                    0      No Prepayment     Fixed 30 Yr          41.74             1
1810559            451,000.00           450,000.00      No Prepayment     Fixed 30 Yr          30.75             1
1811039            355,000.00                    0      No Prepayment     Fixed 30 Yr          40.55             1
1813022            765,000.00                    0      No Prepayment     Fixed 30 Yr          46.95             1
1813796            800,000.00           792,540.00      No Prepayment     Fixed 30 Yr          43.05             1
1817532            620,000.00                    0      No Prepayment     Fixed 30 Yr          38.23             1
1819314            615,000.00                    0      No Prepayment     Fixed 30 Yr          38.12             1
1819642            610,000.00                    0      No Prepayment     Fixed 30 Yr          18.43             1
1823052            520,000.00           530,000.00      No Prepayment     Fixed 30 Yr          43.19             1
1825197            915,000.00                    0      No Prepayment     Fixed 30 Yr          19.09             1
1828123            410,000.00                    0      No Prepayment     Fixed 30 Yr          32.95             1
1830322            485,000.00                    0      No Prepayment     Fixed 30 Yr          27.27             1
1831920            630,000.00                    0      No Prepayment     Fixed 30 Yr          33.14             1
1832054            980,000.00                    0      No Prepayment     Fixed 30 Yr          31.32             1
1832167            625,000.00           625,000.00      No Prepayment     Fixed 30 Yr          28.95             1
1832296            930,000.00           926,194.00      No Prepayment     Fixed 30 Yr          38.51             1
1832444            650,000.00                    0      No Prepayment     Fixed 30 Yr           80.4             1
1836347            276,000.00                    0      No Prepayment     Fixed 30 Yr          19.79             1
1841216            750,000.00           700,000.00      No Prepayment     Fixed 30 Yr          43.87             1
1841240            960,000.00                    0      No Prepayment     Fixed 30 Yr           21.5             1
1845209            500,000.00           500,000.00      No Prepayment     Fixed 30 Yr          11.62             1
1846130            570,000.00                    0      No Prepayment     Fixed 30 Yr          23.95             1
1847418            375,000.00                    0      No Prepayment     Fixed 30 Yr          25.66             1
1849850            415,000.00                    0      No Prepayment     Fixed 30 Yr          37.28             1
1850230          1,100,000.00                    0      No Prepayment     Fixed 30 Yr           28.3             1
1851892            575,000.00                    0      No Prepayment     Fixed 30 Yr          38.61             1
1852590            460,000.00           450,000.00      No Prepayment     Fixed 30 Yr          33.26             1
1853511          1,100,000.00         1,100,000.00      No Prepayment     Fixed 30 Yr          28.04             1
1854550            656,000.00                    0      No Prepayment     Fixed 30 Yr          24.11             1
1855111            400,000.00                    0      No Prepayment     Fixed 30 Yr          22.16             1
1855929            700,000.00                    0      No Prepayment     Fixed 30 Yr          37.96             1
1856107            695,000.00                    0      No Prepayment     Fixed 30 Yr           24.2             1
1859682            490,000.00                    0      No Prepayment     Fixed 30 Yr          21.33             1
1860942            630,000.00                    0      No Prepayment     Fixed 30 Yr          34.36             1
1862110            370,000.00           358,000.00      No Prepayment     Fixed 30 Yr          49.35             1
1864035            716,000.00                    0      No Prepayment     Fixed 30 Yr          38.19             1
1864055            720,000.00                    0      No Prepayment     Fixed 30 Yr           39.9             1
1864192            490,000.00                    0      No Prepayment     Fixed 30 Yr          35.65             1
1864671            560,000.00                    0      No Prepayment     Fixed 30 Yr          31.53             1
1865932            620,000.00                    0      No Prepayment     Fixed 30 Yr           15.4             1
1866396            590,000.00                    0      No Prepayment     Fixed 30 Yr          30.74             1
1866844          1,400,000.00         1,350,000.00      No Prepayment     Fixed 30 Yr          41.69             1
1867248            330,000.00                    0      No Prepayment     Fixed 30 Yr          37.35             1
1867720            255,000.00                    0      No Prepayment     Fixed 30 Yr          37.19             1
1867795            480,000.00           431,975.00      No Prepayment     Fixed 30 Yr          39.79             1
1868244            645,000.00           645,000.00      No Prepayment     Fixed 30 Yr          31.68             1
1869170            425,000.00                    0      No Prepayment     Fixed 30 Yr             24             1
1869391            731,000.00                    0      No Prepayment     Fixed 30 Yr          30.71             1
1870119            690,000.00                    0      No Prepayment     Fixed 30 Yr          34.37             1
1870256            460,000.00                    0      No Prepayment     Fixed 30 Yr          39.35             1
1870387            810,000.00                    0      No Prepayment     Fixed 30 Yr          37.22             1
1872693            655,000.00                    0      No Prepayment     Fixed 30 Yr          43.97             1
1872866            900,000.00           910,394.41      No Prepayment     Fixed 30 Yr          43.76             1
1873009            688,000.00           683,500.00      No Prepayment     Fixed 30 Yr          33.89             1
1873104            615,000.00                    0      No Prepayment     Fixed 30 Yr          33.51             1
1873577            590,000.00                    0      No Prepayment     Fixed 20 Yr            2.3             1
1874395            515,000.00                    0      No Prepayment     Fixed 30 Yr          30.17             1
1874647            470,000.00           462,790.00      No Prepayment     Fixed 30 Yr          44.36             1
1875885            455,000.00                    0      No Prepayment     Fixed 30 Yr          22.18             1
1875976            637,000.00                    0      No Prepayment     Fixed 30 Yr          24.09             1
1876344            590,000.00           590,000.00      No Prepayment     Fixed 30 Yr          19.95             1
1876779            509,300.00                    0      No Prepayment     Fixed 30 Yr          30.08             1
1876855            313,000.00           313,000.00      No Prepayment     Fixed 30 Yr           25.7             1
1876856            765,000.00                    0      No Prepayment     Fixed 30 Yr          27.77             1
1877449            625,000.00                    0      No Prepayment     Fixed 30 Yr          34.79             1
1878111            450,000.00                    0      No Prepayment     Fixed 30 Yr          34.94             1
1878819            540,000.00           540,000.00      No Prepayment     Fixed 30 Yr          48.86             1
1879563            600,000.00                    0      No Prepayment     Fixed 30 Yr          15.49             1
1880223            660,000.00                    0      No Prepayment     Fixed 30 Yr          38.56             1
1880653            490,000.00                    0      No Prepayment     Fixed 30 Yr          33.31             1
1881453            770,000.00                    0      No Prepayment     Fixed 30 Yr          43.93             1
1881990            575,000.00                    0      No Prepayment     Fixed 30 Yr          23.87             1
1882059            225,000.00                    0      No Prepayment     Fixed 30 Yr          31.39             1
1883318          1,400,000.00                    0      No Prepayment     Fixed 30 Yr          28.22             1
1883463            224,000.00                    0      No Prepayment     Fixed 30 Yr          27.98             1
1884409            715,000.00                    0      No Prepayment     Fixed 30 Yr          30.17             1
1884416            598,000.00                    0      No Prepayment     Fixed 30 Yr          28.93             1
1884897            620,000.00                    0      No Prepayment     Fixed 30 Yr             40             1
1884969            835,000.00                    0      No Prepayment     Fixed 30 Yr          28.26             1
1885109            560,000.00                    0      No Prepayment     Fixed 30 Yr          22.96             1
1885423            440,000.00           439,747.00      No Prepayment     Fixed 30 Yr          37.45             1
1886515            452,000.00                    0      No Prepayment     Fixed 30 Yr          32.95             1
1886761            617,000.00                    0      No Prepayment     Fixed 30 Yr          38.39             1
1887276            485,000.00                    0      No Prepayment     Fixed 30 Yr          19.83             1
1887724          1,135,000.00         1,085,000.00      No Prepayment     Fixed 30 Yr          31.52             1
1887786            665,000.00                    0      No Prepayment     Fixed 30 Yr          30.19             1
1889606            690,000.00                    0      No Prepayment     Fixed 20 Yr          37.94             1
1890264            400,000.00                    0      No Prepayment     Fixed 30 Yr          25.49             1
1890606            751,000.00                    0      No Prepayment     Fixed 30 Yr          43.35             1
1890695            420,000.00                    0      No Prepayment     Fixed 30 Yr              0             1
1890837            780,000.00                    0      No Prepayment     Fixed 30 Yr          28.29             1
1891218            535,000.00                    0      No Prepayment     Fixed 30 Yr           43.8             1
1891285          2,100,000.00                    0      No Prepayment     Fixed 30 Yr          38.46             1
1892458            650,000.00                    0      No Prepayment     Fixed 30 Yr          31.95             1
1892526            375,000.00                    0      No Prepayment     Fixed 30 Yr          33.66             1
1892547            510,000.00         4,870,000.00      No Prepayment     Fixed 30 Yr          28.23             1
1893410            695,000.00           691,196.00      No Prepayment     Fixed 30 Yr          37.65             1
1893550            710,000.00                    0      No Prepayment     Fixed 30 Yr          12.04             1
1893736          1,100,000.00                    0      No Prepayment     Fixed 30 Yr          24.45             1
1894155            690,000.00                    0      No Prepayment     Fixed 30 Yr          23.78             1
1894160            995,000.00                    0      No Prepayment     Fixed 30 Yr          26.09             1
1894174          1,345,000.00                    0      No Prepayment     Fixed 30 Yr          37.32             1
1894425            725,000.00           729,000.00      No Prepayment     Fixed 30 Yr          20.36             1
1894440            725,000.00                    0      No Prepayment     Fixed 30 Yr          32.77             1
1895703            600,000.00                    0      No Prepayment     Fixed 30 Yr          42.01             1
1896160            522,000.00                    0      No Prepayment     Fixed 30 Yr          38.98             1
1896417            540,000.00                    0      No Prepayment     Fixed 30 Yr          36.51             1
1896504            110,000.00                    0      No Prepayment     Fixed 30 Yr          33.08             1
1896629            517,000.00           515,990.00      No Prepayment     Fixed 30 Yr          37.74             1
1896640            460,000.00           460,000.00      No Prepayment     Fixed 30 Yr          33.73             1
1896667            675,000.00                    0      No Prepayment     Fixed 30 Yr          31.08             1
1897660            735,000.00                    0      No Prepayment     Fixed 30 Yr          28.85             1
1898278            461,000.00           457,125.00      No Prepayment     Fixed 30 Yr          41.73             1
1898412            940,000.00           938,272.00      No Prepayment     Fixed 30 Yr          27.86             1
1898542            659,000.00                    0      No Prepayment     Fixed 30 Yr           15.1             1
1898631            602,000.00                    0      No Prepayment     Fixed 30 Yr          39.29             1
1899345            515,000.00                    0      No Prepayment     Fixed 30 Yr          36.83             1
1900578            440,000.00           439,000.00      No Prepayment     Fixed 30 Yr          42.77             1
1900674            520,000.00                    0      No Prepayment     Fixed 30 Yr          21.54             1
1901029            510,000.00                    0      No Prepayment     Fixed 30 Yr          22.06             1
1901312            740,000.00                    0      No Prepayment     Fixed 30 Yr          30.27             1
1901746          1,121,000.00                    0      No Prepayment     Fixed 30 Yr          31.25             1
1901958            735,000.00                    0      No Prepayment     Fixed 30 Yr          32.65             1
1902100            485,000.00                    0      No Prepayment     Fixed 30 Yr          37.88             1
1902275            380,000.00                    0      No Prepayment     Fixed 30 Yr           33.5             1
1903229            595,000.00                    0      No Prepayment     Fixed 30 Yr          41.51             1
1904428            510,000.00                    0      No Prepayment     Fixed 30 Yr          25.18             1
1904987            730,000.00           681,500.00      No Prepayment     Fixed 30 Yr           18.3             1
1905311            411,500.00           411,297.00      No Prepayment     Fixed 30 Yr          41.68             1
1905313            530,000.00                    0      No Prepayment     Fixed 30 Yr          40.83             1
1905347            610,000.00                    0      No Prepayment     Fixed 30 Yr          36.16             1
1905695            560,000.00                    0      No Prepayment     Fixed 30 Yr          26.21             1
1905881          1,400,000.00         1,400,000.00      No Prepayment     Fixed 30 Yr          31.31             1
1906406            540,000.00                    0      No Prepayment     Fixed 30 Yr          25.49             1
1906418          1,030,000.00                    0      No Prepayment     Fixed 30 Yr          19.65             1
1907641            525,000.00                    0      No Prepayment     Fixed 30 Yr          41.45             1
1908164            500,000.00                    0      No Prepayment     Fixed 30 Yr          34.85             1
1908221            458,000.00                    0      No Prepayment     Fixed 30 Yr           1.25             1
1908514            550,000.00                    0      No Prepayment     Fixed 30 Yr          37.29             1
1908776            600,000.00                    0      No Prepayment     Fixed 30 Yr          37.57             1
1909302          2,400,000.00                    0      No Prepayment     Fixed 30 Yr          39.92             1
1909337          1,075,000.00         1,075,000.00      No Prepayment     Fixed 30 Yr          24.72             1
1910315            475,000.00                    0      No Prepayment     Fixed 30 Yr          39.98             1
1910502            675,000.00                    0      No Prepayment     Fixed 30 Yr              0             1
1910840            438,000.00                    0      No Prepayment     Fixed 30 Yr          39.91             1
1911208            675,000.00                    0      No Prepayment     Fixed 30 Yr           40.9             1
1911663            718,000.00                    0      No Prepayment     Fixed 30 Yr          33.95             1
1912617            720,000.00                    0      No Prepayment     Fixed 30 Yr          26.93             1
1913032            240,000.00                    0      No Prepayment     Fixed 30 Yr          37.83             1
1913091            590,000.00                    0      No Prepayment     Fixed 30 Yr          37.01             1
1913274          1,200,000.00                    0      No Prepayment     Fixed 30 Yr          42.08             1
1913491            725,000.00                    0      No Prepayment     Fixed 30 Yr          33.04             1
1914254            492,000.00           490,000.00      No Prepayment     Fixed 30 Yr          38.95             1
1914946            562,000.00           359,000.00      No Prepayment     Fixed 30 Yr           40.9             1
1915453            830,000.00                    0      No Prepayment     Fixed 30 Yr          41.53             1
1915521            656,000.00           655,699.00      No Prepayment     Fixed 30 Yr          47.52             1
1916094            835,000.00                    0      No Prepayment     Fixed 30 Yr          22.38             1
1916146            670,000.00                    0      No Prepayment     Fixed 30 Yr          39.02             1
1916408            450,000.00                    0      No Prepayment     Fixed 30 Yr          37.78             1
1916432            645,000.00                    0      No Prepayment     Fixed 30 Yr          37.23             1
1917247            715,000.00           715,000.00      No Prepayment     Fixed 30 Yr          28.72             1
1917405            625,000.00           618,626.00      No Prepayment     Fixed 30 Yr          44.13             1
1917613            900,000.00                    0      No Prepayment     Fixed 30 Yr          20.83             1
1917702            459,000.00           459,000.00      No Prepayment     Fixed 30 Yr          31.15             1
1917823            685,000.00                    0      No Prepayment     Fixed 30 Yr          42.05             1
1917837          1,000,000.00                    0      No Prepayment     Fixed 30 Yr          42.69             1
1918704            800,000.00                    0      No Prepayment     Fixed 30 Yr          33.11             1
1919213            447,000.00                    0      No Prepayment     Fixed 30 Yr          33.87             1
1919284            630,000.00                    0      No Prepayment     Fixed 30 Yr          33.39             1
1920026            690,000.00                    0      No Prepayment     Fixed 30 Yr          27.38             1
1920518            495,000.00                    0      No Prepayment     Fixed 30 Yr          33.24             1
1920851            472,000.00                    0      No Prepayment     Fixed 30 Yr          38.03             1
1921600            640,000.00                    0      No Prepayment     Fixed 30 Yr          35.14             1
1921900            950,000.00                    0      No Prepayment     Fixed 30 Yr          27.32             1
1921943            775,000.00                    0      No Prepayment     Fixed 30 Yr          25.18             1
1922407            875,000.00           875,000.00      No Prepayment     Fixed 30 Yr          34.25             1
1922506            850,000.00                    0      No Prepayment     Fixed 30 Yr          18.58             1
1923415          1,440,000.00                    0      No Prepayment     Fixed 30 Yr          30.59             1
1923575            175,000.00                    0      No Prepayment     Fixed 30 Yr          25.97             1
1924229            510,500.00           510,000.00      No Prepayment     Fixed 30 Yr          43.17             1
1924831            940,000.00           890,000.00      No Prepayment     Fixed 30 Yr          31.83             1
1924875            626,600.00                    0      No Prepayment     Fixed 30 Yr          26.89             1
1924913            560,000.00                    0      No Prepayment     Fixed 30 Yr          36.22             1
1924994            650,000.00                    0      No Prepayment     Fixed 30 Yr          38.79             1
1925327            700,000.00           600,000.00      No Prepayment     Fixed 30 Yr          39.68             1
1925511            350,000.00                    0      No Prepayment     Fixed 30 Yr          39.52             1
1926095            977,000.00                    0      No Prepayment     Fixed 30 Yr          28.26             1
1926652            675,000.00                    0      No Prepayment     Fixed 30 Yr          18.96             1
1926843            620,000.00                    0      No Prepayment     Fixed 30 Yr          39.62             1
1927050            750,000.00                    0      No Prepayment     Fixed 30 Yr          29.95             1
1927116            700,000.00                    0      No Prepayment     Fixed 30 Yr          16.86             1
1927117            550,000.00           550,000.00      No Prepayment     Fixed 30 Yr          39.47             1
1928154            860,000.00                    0      No Prepayment     Fixed 30 Yr             37             1
1928413            565,000.00                    0      No Prepayment     Fixed 30 Yr              0             1
1928480            720,000.00                    0      No Prepayment     Fixed 30 Yr          26.32             1
1930860            679,500.00                    0      No Prepayment     Fixed 30 Yr          25.13             1
1931035            635,000.00                    0      No Prepayment     Fixed 30 Yr              0             1
1931082            610,000.00                    0      No Prepayment     Fixed 30 Yr          20.99             1
1931897            760,000.00                    0      No Prepayment     Fixed 30 Yr          18.65             1
1931934            490,000.00                    0      No Prepayment     Fixed 30 Yr          34.23             1
1932455            680,000.00                    0      No Prepayment     Fixed 30 Yr          37.08             1
1932952            380,000.00                    0      No Prepayment     Fixed 30 Yr          27.14             1
1933040            675,000.00                    0      No Prepayment     Fixed 30 Yr           32.5             1
1934168            520,000.00                    0      No Prepayment     Fixed 30 Yr          44.69             1
1935094            225,000.00                    0      No Prepayment     Fixed 30 Yr          38.77             1
1935611            630,000.00                    0      No Prepayment     Fixed 30 Yr          31.54             1
1936328            270,000.00                    0      No Prepayment     Fixed 30 Yr          15.17             1
1937326            550,000.00                    0      No Prepayment     Fixed 30 Yr          32.78             1
1939249            432,000.00                    0      No Prepayment     Fixed 30 Yr          35.32             1
1941927            525,000.00                    0      No Prepayment     Fixed 30 Yr          29.77             1
1942177            536,750.00                    0      No Prepayment     Fixed 30 Yr          29.89             1
1943999            206,000.00                    0      No Prepayment     Fixed 30 Yr          28.99             1
1944465            495,000.00           495,000.00      No Prepayment     Fixed 30 Yr          40.65             1
1950008            470,000.00                    0      No Prepayment     Fixed 30 Yr          33.45             1
1950143          1,325,000.00                    0      No Prepayment     Fixed 30 Yr          27.21             1
1958574            355,000.00           355,000.00      No Prepayment     Fixed 30 Yr          39.38             1
9896752            565,000.00                    0      No Prepayment     Fixed 30 Yr          39.81             1
1107181          1,350,000.00                    0      No Prepayment     Fixed 30 Yr          38.54             1
1244150            675,000.00                    0      No Prepayment     Fixed 30 Yr          31.62             1
1244153            590,000.00                    0      No Prepayment     Fixed 30 Yr          34.75             1
1244370          1,000,000.00                    0      No Prepayment     Fixed 30 Yr          30.32             1
1244442            470,000.00                    0      No Prepayment     Fixed 30 Yr          42.16             1
1244466            720,000.00                    0      No Prepayment     Fixed 30 Yr          25.28             1
1244504            635,000.00                    0      No Prepayment     Fixed 30 Yr           31.5             1
1244527            500,000.00                    0      No Prepayment     Fixed 30 Yr          21.45             1
1244639          1,675,000.00                    0      No Prepayment     Fixed 30 Yr          15.58             1
1244817            495,000.00                    0      No Prepayment     Fixed 30 Yr          41.38             1
1244820            585,000.00           584,000.00      No Prepayment     Fixed 30 Yr          33.52             1
1244847          1,525,000.00                    0      No Prepayment     Fixed 30 Yr          38.34             1
1245637            570,000.00                    0      No Prepayment     Fixed 30 Yr          39.94             1
1246068            580,000.00           569,000.00      No Prepayment     Fixed 30 Yr          47.28             1
1247306            865,000.00                    0      No Prepayment     Fixed 30 Yr          41.17             1
1247542            455,000.00           449,900.00      No Prepayment     Fixed 30 Yr          39.26             1
9901736          1,100,000.00                    0      No Prepayment     Fixed 30 Yr          27.28             1
1602941          1,395,000.00                    0      No Prepayment     Fixed 30 Yr          37.34             1

                                    EXHIBIT E
                                    ---------

                    FORM OF REGULATION S TRANSFER CERTIFICATE

                                     [Date]

Bank One, National Association, as Trustee
153 West 51st Street, 5th Floor

 New York, NY 10019

Attn:    Global Corporate Trust Services,
         Deutsche Mortgage Securities, Inc. Series 2003-1

Deutsche Mortgage Securities, Inc.
31 West 52nd Street

New York, NY 10019

          Re: DEUTSCHE MORTGAGE SECURITIES, INC., Mortgage Pass-Through Certificates Series 2003-1, Class B-3, B-4 and B-5 Certificates
               ---------------------------------------------------------------

Ladies and Gentlemen:

         Reference is hereby made to the Pooling and Servicing Agreement (the "Agreement"), dated as of March 1, 2003, between Deutsche Mortgage Securities, Inc. ("DMSI"), Wells Fargo Bank Minnesota National Association, as master servicer (the "Master Servicer") and securities administrator and Bank One, National Association, as trustee (the "Trustee"). Capitalized terms used herein but not defined herein shall have the meanings assigned thereto in the Agreement.

         This letter relates to U.S. $[__________] Certificate Principal Balance of Class [B-3] [B-4] [B-5] Certificates (the "Certificates") which are held in the name of [name of transferor] (the "Transferor") to effect the transfer of the Certificates to a person who wishes to take delivery thereof in the form of an equivalent beneficial interest [name of transferee] (the "Transferee").

         In connection with such request, the Transferor hereby certifies that such transfer has been effected in accordance with the transfer restrictions set forth in the Agreement and the private placement memorandum dated March 31, 2003 relating to the Certificates and that the following additional requirements (if applicable) were satisfied:

               (a) the offer of the Certificates was not made to a person in the United States;

               (b) at the time the buy order was originated, the Transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the Transferee was outside the United States;

               (c) no directed selling efforts were made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

               (d) the transfer or exchange is not part of a plan or scheme to evade the registration requirements of the Securities Act;

               (e) the Transferee is not a U.S. Person, as defined in Regulation S under the Securities Act; and

               (f) the transfer was made in accordance with the applicable provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1), as the case may be.

         You and the Depositor are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

[Name of Transferor]


By:
   -------------------------
Name:
Title:

                                    EXHIBIT F
                                    ---------

                       FORM OF TRANSFEROR CERTIFICATE FOR

                         PRIVATELY OFFERED CERTIFICATES

                                     [Date]

Bank One, National Association, as Trustee
153 West 51st Street, 5th Floor

 New York, NY 10019

Attn:    Global Corporate Trust Services,
         Deutsche Mortgage Securities, Inc. Series 2003-1

          Re: Purchase of DEUTSCHE MORTGAGE SECURITIES, INC., Mortgage Pass-Through Certificates Series 2003-1, Class B-3, B-4 and B-5 Certificates (the "Certificates")
               ---------------------------------------------------------------

Ladies and Gentlemen:

         In connection with our disposition of the above Certificates we certify that (a) we understand the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act") and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, and
(b) we have not offered or sold any certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act.

         Very truly yours,
         [Name of Transferor]

         By: ______________________
         Authorized Officer

                                    EXHIBIT G
                                    ---------

                      FORM OF TRANSFEREE'S CERTIFICATE FOR

                         PRIVATELY OFFERED CERTIFICATES

                                     [Date]

Bank One, National Association, as Trustee
153 West 51st Street, 5th Floor

 New York, NY 10019

Attn:    Global Corporate Trust Services,
         Deutsche Mortgage Securities, Inc. Series 2003-1

Deutsche Mortgage Securities, Inc.
31 West 52nd Street

New York, NY 10019

          Re: Purchase of DEUTSCHE MORTGAGE SECURITIES, INC., Mortgage Pass-Through Certificates Series 2003-1, Class B-3, B-4 and B-5 Certificates (the "Certificates")
               ---------------------------------------------------------------


         The undersigned (the "Purchaser") proposes to purchase Class B-3, Class B-4 and Class B-5 Certificates evidencing an undivided interest in Deutsche Mortgage Securities, Inc. Series 2003-1 (the "Purchased Certificates") in the principal amount of $__________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

         Section 1. DEFINITIONS. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of March 1, 2003, between Deutsche Mortgage Securities, Inc. ("DMSI"), Wells Fargo Bank Minnesota National Association, as master servicer (the "Master Servicer") and securities administrator and Bank One, National Association, as trustee (the "Trustee"), of the Deutsche Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2003-1.

         Section 2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. In connection with the proposed transfer, the Purchaser represents and warrants to DMSI, the Master Servicer and the Trustee that:

         (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Purchased Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement;

         (b) The Purchaser is acquiring the Purchased Certificates for its own account as principal and not with a view the distribution thereof, in whole or in part;

         (c) The Purchaser is an "accredited investor" as such term is defined in paragraph (a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) of Section 501 of
Regulation D under the Securities Act of 1933, as amended (the "Act"), has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Purchased Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Purchased Certificates and can afford a complete loss of such investment;

         (d) The Purchaser is not affiliated with the Trustee;

         (e) The Purchaser confirms that DMSI has made available to the Purchaser the opportunity to ask questions of, and receive answers from DMSI concerning the Trust, the purchase by the Purchaser of the Purchased Certificates and all matters relating thereto that DMSI possesses or can acquire without unreasonable effort or expense;

         (f) If applicable, the Purchaser has complied, and will continue to comply, with the guidelines established by Thrift Bulletin 12 issued December 13, 1988, by the Office of Regulatory Activities of the Federal Home Loan Bank System; and

         (g) The Purchaser will provide the Trustee and the Master Servicer with affidavits substantially in the form of Exhibit A attached hereto.

         Section 3.        TRANSFER OF PURCHASED CERTIFICATES.

         (a) The Purchaser understands that the Purchased Certificates have not been registered under the Act, or any state securities laws and that no transfer may be made unless the Purchased Certificates are registered under the Act and under applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither DMSI nor the Trust is under any obligation to register the Purchased Certificates or make an exemption available. In the event that such a transfer is to be made within two years from the Closing Date without registration under the Act or applicable state securities laws, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferees each certify to DMSI and the Trustee as to the factual basis for the registration or qualification exemption relied upon, and (ii) the Trustee or DMSI may require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trustee or DMSI. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and DMSI against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

         (b) The Purchaser acknowledges that its Purchased Certificates bear a legend setting forth the applicable restrictions on transfer.

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                                    [Purchaser]

                                    By:_______________________________
                                      Its:

                                    EXHIBIT H
                                    ---------

                         FORM OF BENEFIT PLAN AFFIDAVIT

                                     [Date]

Bank One, National Association, as Trustee
153 West 51st Street, 5th Floor

 New York, NY 10019

Attn:    Global Corporate Trust Services,
         Deutsche Mortgage Securities, Inc. Series 2003-1

Deutsche Mortgage Securities, Inc.
31 West 52nd Street

New York, NY 10019

          Re: Deutsche Mortgage Securities, Inc. Mortgage Pass-through Certificates, Series 2003-1 (the "Trust") Class [M, B-1, B-2, B-3, B-4, B-5] Certificates (the "Purchased Certificates")
               ----------------------------------------------------------

         Under penalties of perjury, I, ___________________, declare that, to the best of my knowledge and belief, the following representations are true, correct and complete; and

         1. That I am the _________ of _________________ (the "Purchaser"),
whose taxpayer identification number is ___________, and on behalf of which I have the authority to make this affidavit.

         2. That the Purchaser is acquiring a Purchased Certificate representing an interest in the Trust.

         3. [Only with respect to the Class M, Class B-1 and Class B-2 Certificates.] That the Purchaser (i) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a "plan" described in Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or any entity deemed to hold plan assets of any of the foregoing by reason of a plan's investment in such entity (a "Plan"), or (ii) either (A) it has acquired and is holding such Purchased Certificates in reliance on Department of Labor Prohibited Transaction Exemption 94-84 or FAN 97-03E, as amended, that it understands that there are certain conditions to the availability of the exemptions, including that such certificates are rated at the time of purchase in one of the top four rating categories by at least one Rating Agency (as defined in the Pooling and Servicing Agreement, dated as of March 1, 2003, among Deutsche Mortgage Securities, Inc., as depositor, Wells Fargo Bank Minnesota National Association, as master servicer and securities administrator and Bank One, National Association, as trustee) or (B) the Purchaser is an insurance company using assets of an "insurance company general account" that is eligible for, and satisfies all of the requirements of Sections I and III of Prohibited Transaction Class Exemption 95-60.

         4. [Only with respect to the Class B-3, Class B-4 and Class B-5 Certificates.] The Purchaser is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a "plan" described in Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or any entity deemed to hold plan assets of any of the foregoing by reason of a plan's investment in such entity (a "Plan") unless such Purchaser is an insurance company using assets of an "insurance company general account" that is eligible for, and satisfies all of the requirements of Sections I and III of Prohibited Transaction Class Exemption 95-60.

         IN WITNESS WHEREOF, the Purchaser has caused this instrument to be duly executed on its behalf, by its duly authorized officer this day of _____________, 20 .

                                   [Purchaser]

                                   By:_______________________________
                                      Its:

         Personally appeared before me ________________, known or proved to me to be the same person who executed the foregoing instrument and to be a _______________ of the Purchaser, and acknowledged to me that (s)he executed the same as his/her free act and deed and as the free act and deed of the Purchaser.

         SUBSCRIBED and SWORN to before me this __day of __________, 20   .


                                            Notary Public

                                    EXHIBIT I
                                    ---------

                         FORM OF TRANSFEROR CERTIFICATE

                                     [Date]

Bank One, National Association, as Trustee
153 West 51st Street, 5th Floor

 New York, NY 10019

Attn:    Global Corporate Trust Services,
         Deutsche Mortgage Securities, Inc. Series 2003-1

          Re: Deutsche Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2003-1 Class R
               --------------------------------------------------------


         This letter is delivered to you in connection with the sale by _______________ (the "Seller") to ____________ (the "Purchaser") of
$_____________ initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 2003-1, Class R (the "Certificate"), pursuant to Section
5.1 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2003 among Deutsche Mortgage Securities, Inc., as depositor (the "Company"),Wells Fargo Bank Minnesota National Association, as master servicer (the "Master Servicer") and securities administrator, and Bank One, National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with the Depositor, the Master Servicer and the Trustee that:

              1. No purpose of the Seller relating to the sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of tax.

              2. The Seller understands that the Purchaser has delivered to the Trustee, the Master Servicer and the Depositor a transferee affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit
J. The Seller does not know or believe that any representation contained therein is false.

              3. The Seller has no actual knowledge that the Proposed Transferee is not a Permitted Transferee.

              4. The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificates.

              5. At the time of this transfer (i) the Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future and
(ii) either (A) the Seller (1) has determined all of the following (I) at the time of the transfer, and at the close of each of the Purchaser's two fiscal years preceding the year of transfer, the Purchaser's gross assets for financial reporting purposes exceed $100 million and its net assets for such purposes exceed $10 million (disregarding, for purposes of determining gross or net assets, the obligation of any person related to the Purchaser within the meaning of section 860L(g) of the Code or any other asset if a principal purpose for holding or acquiring that asset is to permit the Purchaser to satisfy this minimum gross asset or net asset requirement), (II) the Purchaser is a domestic C corporation for United States federal income tax purposes that is not for such purposes an exempt corporation, a regulated investment company, a real estate investment trust, a REMIC, or a cooperative organization to which part I of subchapter T of the Code applies, (III) there are no facts or circumstances on or before the date of transfer (or anticipated) which would reasonably indicate that the taxes associated with the Certificates will not be paid, (IV) the Purchaser is not a foreign branch of a domestic corporation, and (V) the transfer does not involve a transfer or assignment to a foreign branch of a domestic corporation (or any other arrangement by which any Certificate is at any time subject to net tax by a foreign country or U.S. possession) and the Purchaser will not hereafter engage in any such transfer or assignment (or any such arrangement), and (2) does not know or have reason to know that the Purchaser will not honor the restrictions on subsequent transfers of any Class R Certificate described in paragraph 12 and 13 of the Transferee's Transfer Affidavit, or (B) the Seller has determined that the present value of the anticipated tax liabilities associated with the holding of the Certificates do not exceed the sum of (1) the present value of any consideration given to the Purchaser to acquire the Certificates, (2) the present value of the expected future distributions on the Certificates, and (3) the present value of the anticipated tax savings associated with holding the Certificates as the REMIC generates losses (having made such determination by (I) assuming that the Purchaser pays tax at a rate equal to the highest rate of tax specified in
Section 11(b)(1) of the Code, and (II) utilizing a discount rate for present valuation purposes equal to the applicable Federal rate prescribed by Section 1274(d) of the Code compounded semi-annually (or a lower discount rate based on the Purchaser having demonstrated that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from unrelated third parties)).

              6. The Purchaser has represented to the Seller that, if the Certificates constitute a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificates as they become due.

              7. The Seller understands that the transfer of the Certificates may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless there is compliance with the standards of paragraph 5. above as to any transfer.

                                         Very truly yours,


                                         [Seller]


                                         By:_______________________
                                         Name:_______________________
                                         Title:_______________________

                                    EXHIBIT J
                                    ---------

                   FORM OF TRANSFEREE AFFIDAVIT AND AGREEMENT

STATE OF      )
              )    ss:
COUNTY OF     )

                           [NAME OF OFFICER], being first duly sworn, deposes
and says:

              1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Class R Certificate (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of _____________] [the United States], on behalf of which he makes this affidavit and agreement.

              2. That the Owner (i) is not and will not be a "disqualified organization" as of the [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificate, and (ii) is acquiring the Class R Certificate for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity, or any foreign government or international organization, or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

              3. That the Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificate; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnished to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificate may represent "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

              4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class R Certificate if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

              5. That the Owner is aware that the Trustee will not register the transfer of the Class R Certificate unless the transferee, or other transferee's agent, delivers to each of them an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

              6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificate and the provisions of Section 5.1 of the Pooling and Servicing Agreement under which the Class R Certificate was issued. The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

              7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificate will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

              8.  The Owner's Taxpayer Identification Number is _______________.

              9. That no purpose of the Owner relating to the purchase of the Class R Certificate by the Owner is or will be to enable the transferor to impede the assessment or collection of tax.

              10. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

              11. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

              12. That Owner will, in connection with any transfer that it makes of the Class R Certificate deliver to the Trustee a representation letter substantially in the form of Exhibit I to the Pooling and Servicing Agreement. [The Owner hereby agrees that it will not make any transfer of any Class R Certificate unless (i) the transfer is to an entity which is a domestic C corporation (other than an exempt corporation, a regulated investment company, a real estate investment trust, a REMIC, or a cooperative organization to which part I of Subchapter T of the Code applies) for federal income tax purposes, and
(ii) the transfer is in compliance with the conditions set forth in paragraph 5 of Exhibit I of the Pooling and Servicing Agreement.]1.



--------
1

Bracketed text to be included if the Owner is relying on the transferee's compliance with the "Asset Test Safe Harbor" (which is generally described as the second "safe harbor" in the Prospectus Supplement) rather then the "Formula Test Safe Harbor" (which is generally described as the first "safe harbor" in the Prospectus Supplement). See "Federal Income Tax Consequences--Special Tax Considerations Applicable to the Residual Certificate" in the Prospectus Supplement.

              13. The Owner (i) is a citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations) or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more such U.S. Persons have the authority to control all substantial decisions of the trust and (ii) if the Owner is a partnership for U.S. federal income tax purposes, each person or entity which holds an interest (directly or indirectly, through a pass-through entity) is a person or entity described in (i). To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part 1 of subchapter J of chapter 1 of the Code), and which was treated as a U.S. Person on August 20, 1996 may elect to continue to be treated as a U.S. Person notwithstanding the previous sentence.

              14. The Owner hereby agrees to cooperate with the Depositor and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the REMIC I or the REMIC II.

              15. The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the REMIC I or the REMIC II, as applicable, or result in the imposition of tax on the REMIC I or the REMIC II unless counsel for, or acceptable to, the Depositor has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

              16. The Owner as transferee of the Class R Certificate has represented to their transferor that, if the Class R Certificate represents noneconomic residual interests, the Owner (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Class R Certificate as they become due.

              17. (a) The Owner as transferee of the Class R Certificate is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any "plan" described in Section 4975 of the Code, as amended (the "Code"), or any entity deemed to hold plan assets of any of the foregoing by reason of a plan's investment in such entity; or

              (b) The Purchaser will provide the Trustee, the Depositor and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor, and the Master Servicer to the effect that the purchase and holding of the Class R Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Trustee, the Depositor, the Securities Administrator, any Servicer or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

         In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that the Owner will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

         IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of , 20

                                        [Name of Owner]

                                        By:___________________________
                                                 [Name of Officer]
                                                 [Title of Officer]

[Corporate Seal]

ATTEST:

[Assistant] Secretary

         Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and Acknowledged to me that he executed the same as his free act and deed and free act and deed of the Owner.

         Subscribed and sworn before me this __ day of ___________, 20__.

                                      NOTARY PUBLIC

                                    COUNTY OF

                                    STATE OF

                                    My Commission expires the __ day
                                    of __________, 20

                                    EXHIBIT K
                                    ---------

                     FORM OF ADDITIONAL MATTER INCORPORATED
                        INTO THE FORM OF THE CERTIFICATES

         This Certificate does not represent an obligation of or interest in Deutsche Mortgage Securities, Inc. or any of its affiliates. Neither this Certificate nor the underlying Loans are guaranteed by any agency or instrumentality of the United States.

         This certifies that the above-mentioned Registered Owner is the registered owner of certain interests in a trust fund (the "Certificate Trust Fund") whose assets consist of, among other things, a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Loans"), formed by Deutsche Mortgage Securities, Inc. (the "Depositor"). The Loans were originated or acquired by various financial institutions and subsequently acquired by the Depositor. The Mortgage Pool was created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-Off Date stated above (the "Pooling Agreement"), among the Depositor, Wells Fargo Bank Minnesota National Association, as Master Servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), and Bank One, National Association, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Pooling Agreement and the terms of this Certificate, the Pooling Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

         Distributions will be made, pursuant to the Pooling Agreement, on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), to the extent of such Certificateholder's Percentage Interest represented by this Certificate in the portion of the Available Distribution Amount for such Distribution Date then distributable on the Certificates of this Class, as specified in Section 4.1 of the Pooling Agreement.

         Distributions on this Certificate will be made by the Trustee by wire transfer or by other means of payment acceptable to each Certificateholder of record on the immediately preceding Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Trustee.

         Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

                           MORTGAGE PASS-THROUGH CERTIFICATE

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in the Certificate Trust Fund.

         The Certificates do not represent an obligation of, or an interest in, the Depositor or any of its affiliates and are not insured or guaranteed by any governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Loans, all as more specifically set forth herein and in the Pooling Agreement. To the extent described in the Pooling Agreement, each Servicer and the Master Servicer are obligated to advance their own funds to cover certain shortfalls with respect to payments on the Loans. In the event a Servicer or Master Servicer, as applicable, funds are advanced with respect to any Loan, such advance is reimbursable to the related Servicer or Master Servicer, as applicable, from the related recoveries on such Loan or from other cash deposited in a Protected Account for principal and interest advances to the extent that such advance is not otherwise recoverable.

         As provided in the Pooling Agreement, withdrawals from the related Protected Account for principal and interest advances may be made by the related Servicer and if applicable withdrawals from the Master Servicer Collection Account for principal and interest advances may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the related Servicer or Master Servicer, as applicable of advances made, or certain expenses incurred, by it.

         The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, with the consent of the Holders of the Certificates aggregating not less than 66-2/3% of the aggregate Percentage Interest evidenced by all of the Certificates of the Trust Fund. For the purposes of such provision and except as provided below, voting rights related to 100% of the Aggregate Certificate Principal Balance of any Class will be allocated pro rata (by Certificate Principal Balance) among the Certificates of such Class. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office maintained by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Percentage Interest set forth hereinabove will be issued to the designated transferee or transferees.

         No transfer of a Certificate will be made unless such transfer is exempt from or is made in accordance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws. No transfer, sale, pledge or other disposition of a Class R Certificate shall be made unless such transfer, sale, pledge or other disposition is made in accordance with Section 5.1(c) or Section 5.1(d) of the Pooling Agreement. No transfer, sale, pledge or other disposition of a Junior Subordinate Certificate shall be made unless such transfer, sale, pledge or other disposition is made in accordance with Section 5.1(e), Section 5.1(f) or
Section 5.1(g) of the Pooling Agreement. Each Person who, at any time, acquires any ownership interest in any Junior Subordinate Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the provisions of such Section 5.1(e), Section 5.1(f) or Section 5.1(g), as applicable. No transfer of a Junior Subordinate Certificate shall be deemed to be made in accordance with such Section 5.1(e) unless such transfer is made pursuant to an effective registration statement under the Securities Act or unless the Trustee is provided with the certificates and either (i) an Opinion of Counsel which opines that such transfer is exempt from the registration requirements under the Securities Act or (ii) a statement of the Certificateholder desiring to effect such transfer certifying to the Trustee in writing, in substantially the form attached as Exhibit F to the Pooling Agreement, the facts surrounding the transfer, with such modifications to such Exhibit F as may be appropriate to reflect the actual facts of the proposed transfer, and a statement of the Certificateholder's proposed transferee certifying to the Trustee in writing, in substantially the form attached as Exhibit G to the Pooling Agreement, the facts surrounding the transfer, with such modifications to such Exhibit G as may be appropriate to reflect the actual facts of the proposed transfer. If such certificate of the proposed transferee does not contain substantially the substance of Exhibit G, the Trustee shall require an Opinion of Counsel satisfactory to it that such transfer may be made without registration, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Trust Fund, the Securities Administrator, the Certificate Registrar or the Depositor.

         Transfers of the Junior Subordinate Certificates may also be made in accordance with Section 5.1(f) of the Pooling Agreement. To effectuate a Certificate transfer in accordance with such Section 5.1(f), the proposed transferee of such Certificate must provide the Trustee and the Depositor with an investment letter substantially in the form of Exhibit L attached to the Pooling Agreement, which investment letter shall not be an expense of the Trustee, the Securities Administrator, the Certificate Registrar or the Depositor, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act provided by Rule 144A. Notwithstanding the foregoing, the proposed transferee of such Certificate shall not be required to provide the Trustee, the Certificate Registrar or the Depositor with Annex 1 or Annex 2 to the form of such Exhibit L if the Depositor so consents in writing (with a copy to the Trustee) prior to each such transfer. Such transfers shall be deemed to have complied with the requirements of Section 5.1(f) of the Pooling Agreement. The Holder of a Certificate desiring to effect such transfer does hereby agree to indemnify the Trustee, the Securities Administrator, the Depositor and the Certificate Registrar against any cost, expense or liability that may result if transfer is not made in accordance with the Pooling Agreement.

         Transfers of the Junior Subordinate Certificates may also be made in accordance with Section 5.1(g). To effectuate a Certificate transfer in accordance with Section 5.1(g) without registration under the Securities Act, the Certificateholder desiring to effect such transfer must provide the Trustee and the Depositor with a certificate substantially in the form of Exhibit E attached to the Pooling Agreement, to the effect that such transfer is being made in accordance with Rule 903 or Rule 904 of Regulation S. Such transfers shall be deemed to have complied with the requirements of Section 5.1(g). The Holder of a Certificate desiring to effect such transfer does hereby agree to indemnify the Trustee, the Securities Administrator the Depositor, and the Certificate Registrar against any cost, expense or liability that may result if transfer is not made in accordance with the Pooling Agreement.

         The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Pooling Agreement. As provided in the Pooling Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of Authorized Denominations evidencing the same aggregate interest in the portion of the Available Distribution Amount distributable on this Class of Certificate, as requested by the Holder surrendering the same.

         A reasonable service charge may be made for any such registration of transfer or exchange, and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Securities Administrator, the Master Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Securities Administrator, the Trustee nor any such agent shall be affected by notice to the contrary.

         The respective obligations and responsibilities of the Depositor, Master Servicer, the Securities Administrator and the Trustee created under the Pooling Agreement (other than the obligation to make payments to Certificateholders as set forth therein) shall terminate upon the earlier of (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Loan remaining in the Trust Fund and the disposition of all property acquired in respect of any Loan or (ii) the purchase by the Master Servicer of all Loans at a price established pursuant to the Pooling Agreement; PROVIDED, HOWEVER, that in no event shall the trust created hereby continue beyond 21 years from the death of the survivor of certain persons identified in the Pooling Agreement.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: March 31, 2003

                                      BANK ONE NATIONAL ASSOCIATION
                                      as Trustee

                                      By:_____________________________
                                      Authorized Officer


                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

              This is one of the Class [___] Certificates referred to in the within-mentioned Agreement.

                                      BANK ONE NATIONAL ASSOCIATION
                                      as Trustee

                                      By:_______________________________
                                      Authorized Signatory

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)

the within Mortgage Pass-Through Certificate and hereby irrevocably constitutes and appoints ------------------------------------ Attorney to transfer said
Certificate on the Certificate Register, with full power of substitution in the premises.

Dated: -----------                          -----------------------------------
                                            Signature Guaranteed


                                     NOTICE:

                           The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                                    EXHIBIT L

                   FORM OF RULE 144A INVESTMENT REPRESENTATION

             Description of Rule 144A Securities, including numbers:

                       ---------------------------------
                       ---------------------------------
                       ---------------------------------

The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

              1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or any disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities in violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

              2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 2003 between Deutsche Mortgage Securities, Inc., as Depositor, Wells Fargo Bank Minnesota National Association, as Master Servicer and Securities Administrator, and Bank One, National Association, as Trustee) pursuant to Section 5.1(f) of the Agreement, as follows:

                      (a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                      (b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                      (c) The Buyer has received and reviewed the Private Placement Memorandum dated as of [_________________] relating to the Rule 144A Securities and has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee, the Depositor or the Master Servicer.

                      (d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged,

sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                      (e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has (1) completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, or (2) obtained the waiver of the Depositor with respect to Annex 1 and Annex 2 pursuant to Section 5.1(f) of the Agreement. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                      (f) The Buyer is not affiliated with (i) the Trustee or
(ii) any Rating Agency that rated the Rule 144A Securities.

                      (g) If applicable, the Buyer has complied, and will continue to comply, with the guidelines established by Thrift Bulletin 12 issued December 13, 1988, by the Office of Regulatory Activities of the Federal Home Loan Bank System.

              3. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


         Print Name of Seller           Print Name of Buyer

By:      __________________________     By: ___________________________
         Name:                          Name:
         Title:                         Title:

Taxpayer Identification               Taxpayer Identification
No.:                                  No.:
Date:                                 Date:

                                                            Annex 1 to Exhibit L

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

             [For Buyers Other Than Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

              1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice-President or other executive officer of the Buyer.

              2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $__________2 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

                      CORPORATION, ETC. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
                      Section 501(c)(3) of the Internal Revenue Code.

                      BANK. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.

                      SAVINGS AND LOAN. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

                      BROKER-DEALER. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

                      INSURANCE COMPANY. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks



--------
2 Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                      underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

                      STATE OR LOCAL PLAN. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

                      ERISA PLAN. The Buyer is an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and is subject to the fiduciary responsibility provisions of ERISA.

                      INVESTMENT ADVISER. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

                      SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under
                      Section 301(c) or (d) of the Small Business Investment Act of 1958.

                      BUSINESS DEVELOPMENT COMPANY. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

                      TRUST FUND. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivision, or any agency or instrumentality of the State or its political subdivision, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

                  3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

                  4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

                  5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                ___              ___         Will the Buyer be purchasing the
                Yes               No         Rule 144A Securities only for the
                                             Buyer's own account?

                  6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

                  7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                                Print Name of Buyer

                                      By:____________________________________
                                               Name:
                                               Title:


                                                          Date:__________

                                                         Annex 2 to Exhibit L

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

              [For Buyers That Are Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice-President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is a part of a Family of Investment Companies (as defined below), is such an officer the Adviser.

                  2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

         ____ The Buyer owned $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser in a majority owned subsidiary of the other).

                  4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

                  5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                  6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                  ________________________________________
                                           Print Name of Buyer

                                  By: ____________________________________
                                           Name:
                                           Title:


                                  Date: __________________________________

                                  IF AN ADVISER

                                  ________________________________________
                                            Print Name of Buyer

                                  By: ____________________________________
                                           Name:
                                           Title:


                                  Date: __________________________________


(SEAL)